As filed with the Securities and Exchange Commission on February 15, 2000

        Securities Act File No. 33-68666
        Investment Company Act File No. 811-8004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X
                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  19              X



REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

                  Amendment No.  21                              X




                                 ALLEGHANY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             171 North Clark Street,
                             Chicago, Illinois 60610
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (312) 223-2139

Name and Address of Agent for Service:          Copies to:
Kenneth C. Anderson, President                  Arthur Simon, Esq.
Alleghany Funds                                 Sonnenschein Nath & Rosenthal
171 North Clark Street                          8000 Sears Tower
Chicago, Illinois 60610                        Chicago, Illinois 60606-6404

         It is proposed that this filing will become effective:

          X immediately upon filing pursuant to paragraph (b);or on ________ pursuant to paragraph (b);or 60 days after filing pursuant to paragraph (a)(1);or on ________ pursuant to paragraph (a)(1);or 75 days after filing pursuant to paragraph
                  (a)(2);or on ________ pursuant to paragraph (a)(2) of Rule 485




[ALLEGHANY FUNDS LOGO]

                                                       CLASS N SHARES
      Prospectus
                                 EQUITY FUNDS

                                 Large-Cap
                                 Alleghany/Montag & Caldwell Growth Fund
                                 Alleghany/Chicago Trust Growth & Income Fund

                                 Mid-Cap
                                 Alleghany/Chicago Trust Talon Fund

                                 Small-Cap
                                 Alleghany/Chicago Trust Small Cap Value Fund
                                 Alleghany/Veredus Aggressive Growth Fund

                                 INTERNATIONAL EQUITY FUNDS

                                 Alleghany/Blairlogie International Developed
                                 Fund
                                 Alleghany/Blairlogie Emerging Markets Fund

                                 BALANCED FUNDS

                                 Alleghany/Montag & Caldwell Balanced Fund
                                 Alleghany/Chicago Trust Balanced Fund

                                 FIXED INCOME FUNDS

                                 Alleghany/Chicago Trust Bond Fund
                                 Alleghany/Chicago Trust Municipal Bond Fund

                                 MONEY MARKET FUND

                                 Alleghany/Chicago Trust Money Market Fund

                     FEBRUARY 15, 2000

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares
or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.


[ALLEGHANY FUNDS LOGO]

Thank you for your interest in Alleghany Funds. Our diversified family of no-load funds offers you a variety of investment opportunities to help you meet financial goals such as retirement, homebuying or college funding. Please read this prospectus carefully and keep it for future reference.
For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.
------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
------------------------------

                                   TABLE OF CONTENTS

                                                                                                       Page
                                                     CATEGORIES OF ALLEGHANY FUNDS                       3
                                                     FUND SUMMARIES
                                                     Investment Objectives, Principal Investment
                                                       Strategies and Risks
                                                         EQUITY FUNDS
                                                         Large-Cap                                       4
                                                         Alleghany/Montag & Caldwell Growth Fund         4
                                                         Alleghany/Chicago Trust Growth & Income
                                                           Fund                                          5
                                                         Mid-Cap                                         6
                                                         Alleghany/Chicago Trust Talon Fund              6
                                                         Small-Cap                                       8
                                                         Alleghany/Chicago Trust Small Cap Value
                                                           Fund                                          8
                                                         Alleghany/Veredus Aggressive Growth Fund       10
                                                         INTERNATIONAL EQUITY FUNDS
                                                         Alleghany/Blairlogie International
                                                           Developed Fund                               12
                                                         Alleghany/Blairlogie Emerging Markets Fund     14
                                                         BALANCED FUNDS
                                                         Alleghany/Montag & Caldwell Balanced Fund      16
                                                         Alleghany/Chicago Trust Balanced Fund          18
                                                         FIXED INCOME FUNDS
                                                         Alleghany/Chicago Trust Bond Fund              20
                                                         Alleghany/Chicago Trust Municipal Bond
                                                           Fund                                         22
                                                         MONEY MARKET FUND
                                                         Alleghany/Chicago Trust Money Market Fund      23
                                                         FUND EXPENSES                                  24

                                                     INVESTMENT TERMS                                   26
                                                     MORE ABOUT ALLEGHANY FUNDS
                                                         RISK SUMMARY                                   29
                                                         OTHER INVESTMENT STRATEGIES                    30
                                                     MANAGEMENT OF THE FUNDS
                                                         THE ADVISERS
                                                         The Chicago Trust Company                      32
                                                         Montag & Caldwell, Inc.                        35
                                                         Veredus Asset Management LLC                   36
                                                         Blairlogie Capital Management                  38
                                                     SHAREHOLDER INFORMATION
                                                         OPENING AN ACCOUNT: BUYING SHARES              39
                                                         EXCHANGING SHARES                              40
                                                         SELLING/REDEEMING SHARES                       40
                                                         TRANSACTION POLICIES                           43
                                                         ACCOUNT POLICIES AND DIVIDENDS                 44
                                                         ADDITIONAL INVESTOR SERVICES                   45
                                                         DISTRIBUTION PLAN                              45
                                                         PORTFOLIO TRANSACTIONS AND BROKERAGE
                                                           COMMISSIONS                                  45

                                                     DIVIDENDS, DISTRIBUTIONS AND TAXES                 46

                                                     FINANCIAL HIGHLIGHTS                               47

                                                     GENERAL INFORMATION                               Back
                                                                                                        Cover


Categories of Alleghany Funds

Alleghany Funds is a no-load, open-end management investment company that consists of twelve separate diversified investment portfolios, including equity, balanced, fixed income and money market funds.

EQUITY FUNDS
EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater growth potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
- have a long-term investment goal (five years or more)
- can accept higher short-term risk in return for higher long-term return potential
- want to diversify your investments

Equity funds may not be appropriate if you want:
- a stable share price
- a short-term investment
- regular income

BALANCED FUNDS
BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities - capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
- capital appreciation and current income
- a balanced diversified investment

FIXED INCOME FUNDS
FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income and the obligations are generally secured by the assets of the issuer.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
- regular income
- less volatility than equity funds
- portfolio diversification

Fixed income funds may not be appropriate if you want:
- capital appreciation

MONEY MARKET FUNDS
MONEY MARKET FUNDS invest in short-term, high quality money market securities. They provide stable principal and regular income. The income provided by a money market fund varies with interest rate movements.

WHO MAY WANT TO INVEST IN MONEY MARKET FUNDS
A money market fund may be appropriate if you:
- want regular income
- are investing for a short-term objective
- want an investment that seeks to maintain a stable net asset value
- want a liquid investment that offers a checkwriting privilege (checks may be written in amounts of $500 or more)

A money market fund may also be appropriate if you want an investment that can serve as a "holding place" for money awaiting investment in long-term funds or for money that may be needed for occasional or unexpected expenses.

A money market fund is not appropriate if you want long-term capital appreciation.

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
- the value of fund shares will rise and fall
- you could lose money
- you cannot be certain that a fund will achieve its investment objective

                                        3


EQUITY FUNDS: LARGE-CAP

Alleghany/Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that:
- have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
- have strong balance sheets
- have a sustainable competitive advantage
- are currently, or have the potential to become, industry leaders
- have the potential to outperform during market downturns

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.
See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                             38.68
1996                                                                             32.72
1997                                                                             31.85
1998                                                                             31.85
1999                                                                             22.51


Best quarter:          12/98        26.94%
Worst quarter:          9/98       -14.27%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the S&P 500
Index and the Lipper Large-Cap Growth Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Alleghany/                Lipper
                  Montag &       S&P      Large-Cap
                  Caldwell       500       Growth
                 Growth Fund    Index       Index
-------------------------------------------------------

    1 year         22.51%       21.04%      34.82%
-------------------------------------------------------

    5 years        31.42%       28.56%      30.73%
-------------------------------------------------------

    Since
    Inception(1)   29.73%       26.94%      28.84%
-------------------------------------------------------

(1)Fund's inception: November 2, 1994

                                        4

EQUITY FUNDS: LARGE-CAP

Alleghany/Chicago Trust Growth & Income Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio manager uses a bottom-up approach and invests in a combination of securities that offer potential for growth and/or income, including primarily large-cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. Companies for possible selection must pass an initial capitalization screen. The portfolio manager then identifies stocks of companies with the following characteristics compared to S&P 500 Index averages:
- higher sales and operating earnings growth
- more stable earnings growth rates
- lower debt-to-capital ratio
- higher return on equity
- market capitalization over $1 billion

The portfolio manager also considers the quality of company management and the strength of the company's position among its competitors. In addition, the portfolio manager assesses the long-term economic outlook and the risk/return of securities in allocating investments among industry sectors.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.
GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.
MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                              0.50
1995                                                                             35.55
1996                                                                             25.40
1997                                                                             26.74
1998                                                                             35.45
1999                                                                             23.30


Best quarter:          12/98       23.68%
Worst quarter:          9/98       -9.03%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the S&P 500
Index and the Lipper Large-Cap Growth Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Alleghany/
                Chicago Trust                  Lipper
                  Growth &       S&P 500     Large-Cap
                 Income Fund      Index     Growth Index
------------------------------------------------------------

    1 year         23.30%        21.04%        34.82%
------------------------------------------------------------

    5 years        29.19%        28.56%        30.73%
------------------------------------------------------------

    Since
    Inception(1)    23.97%       23.44%        25.11%
------------------------------------------------------------

(1)Fund's inception: December 13, 1993

                                        5


EQUITY FUNDS: MID-CAP

Alleghany/Chicago Trust Talon Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio manager invests in stocks of companies that have prospects for long-term growth. By combining "bottom-up" and "top-down" investment techniques, the portfolio manager selects stocks based upon a range of financial criteria including:
- attractive price-to-book value, earnings or potential earnings, cash flow and dividend yield
- potential for above average capital appreciation
- possession of a valuable franchise, competitive market position and outstanding management

Investments may include the equity securities of small-cap companies with total market capitalizations of less than $1.5 billion.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

VOLATILITY RISK: Although the Fund is a diversified portfolio, it tends to invest in a fewer number of different stocks than other funds. Consequently, it may experience larger up and down price swings.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

MID-CAP COMPANY RISK: Investments in mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

                                        6

EQUITY FUNDS: MID-CAP

Alleghany/Chicago Trust Talon Fund (continued)

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                             27.35
1996                                                                             26.15
1997                                                                             26.46
1998                                                                             -5.66
1999                                                                             11.44


Best quarter:           6/99    19.16%
Worst quarter:          9/98   -14.04%

The following table indicates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 400
Mid-Cap Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                            Alleghany/
                              Chicago      S&P 400
                            Trust Talon    Mid-Cap
                               Fund         Index
------------------------------------------------------

    1 year                    11.44%       14.72%
------------------------------------------------------

    5 years                   16.39%       23.05%
------------------------------------------------------

    Since Inception(1)        15.84%       21.23%
------------------------------------------------------

(1)Fund's inception: September 19, 1994

                                        7


EQUITY FUNDS: SMALL-CAP

Alleghany/Chicago Trust Small Cap Value Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in value stocks of small-cap U.S. companies and/or real estate investment trusts (REITs) that the portfolio manager believes have a:
- low price-to-earnings ratio
- low relative price-to-book ratio
- positive or improving cash flow
- good or improving balance sheet and credit history
- low stock price relative to historical levels

The portfolio manager may also invest in securities outside the small-cap range and in cash-equivalent securities. In the course of implementing its primary investment strategies, the Fund may experience a relatively high turnover rate (100% to 160%).

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

VOLATILITY RISK: Although the Fund is a diversified portfolio, it tends to invest in a fewer number of different stocks than many other funds. Consequently, it may experience larger up and down price swings.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

                                        8


EQUITY FUNDS: SMALL-CAP

Alleghany/Chicago Trust Small Cap Value Fund (continued)

VALUE STOCK RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than growth stocks. The market value of these stocks tends to be more volatile than large-cap company stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during market downturns and when value stocks are out of favor.

PORTFOLIO TURNOVER RISK: Frequent trading of a fund's securities may result in a higher than average level of capital gains and greater transaction costs of the portfolio. A higher level of capital gains can result in more frequent distributions with greater tax consequences.

REIT RISK: Real estate investment trusts (REITs) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. The trusts issue stocks, and most REIT stocks trade on the major stock exchanges or over-the-counter. They have a history of larger up and down price swings. A REIT's return may be adversely affected when interest rates are high or rising.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund.
As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             -7.77


Best quarter:          6/99         12.22%
Worst quarter:         3/99        -13.28%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the Russell
2000 Index, the Russell 2000 Value Index and the Lipper Small-Cap Value Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

              Alleghany/
               Chicago
                Trust                Russell    Lipper
              Small Cap    Russell    2000     Small-Cap
                Value       2000      Value      Value
                 Fund       Index     Index      Index
------------------------------------------------------------

    1 year      -7.77%     21.26%    -1.49%      1.32%
------------------------------------------------------------

    Since
    Inception(1)   -2.89%  29.65%     3.71%      8.05%
------------------------------------------------------------

(1)Fund's inception: November 10, 1998

                                        9



EQUITY FUNDS: SMALL CAP

Alleghany/Veredus Aggressive Growth Fund

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio manager invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. The portfolio manager looks for inefficiencies in the market caused by inaccurate expectations (e.g., earnings), focusing on companies that have:
- expanding unit volume growth
- increasing profit margins
- significant new product development efforts
- returns in excess of their cost of capital

The portfolio manager may also invest in mid-cap equity securities.

To help manage risk, the portfolio management team adheres to a strict sell discipline. In the course of implementing its primary investment strategies, the Fund will likely experience a high turnover rate (200% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

VOLATILITY RISK: Although the Fund is a diversified portfolio, it tends to invest in a fewer number of different stocks than other funds. Consequently, it may experience larger up and down price swings.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

MID-CAP COMPANY RISK: Investments in mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

                                       10


EQUITY FUNDS: SMALL CAP

Alleghany/Veredus Aggressive Growth Fund (continued)

PORTFOLIO TURNOVER RISK: Frequent trading of a fund's securities may result in a higher than average level of capital gains and greater transaction costs of the portfolio. A higher level of capital gains can result in more frequent distributions with greater tax consequences.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund.
As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                            112.57


Best quarter:          12/98        34.88%
Worst quarter:          9/98       -22.60%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the Russell
2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                                                Lipper
              Alleghany/              Russell   Small-
                Veredus     Russell    2000      Cap
              Aggressive     2000     Growth    Growth
              Growth Fund    Index     Index    Index
----------------------------------------------------------
----------------------------------------------------------

    Since
    Inception(1)    69.89%   8.25%    23.57%    32.06%
----------------------------------------------------------

(1)Fund's inception: June 30, 1998

                                       11



EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie International Developed Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of international equity securities of developed markets. In selecting securities, the portfolio manager combines top-down country selection with bottom-up stock selection to attempt to maximize returns while controlling risk. In choosing countries, the portfolio manager uses a model that evaluates five key criteria:
- macroeconomics
- monetary issues
- earnings momentum
- market valuation
- technical performance

In choosing stocks, the portfolio manager considers such factors as:
- strong balance sheets
- history of earnings growth
- performance within a stock/company's industry
- attractive price-to-earnings value and price-to-book value

The portfolio may include securities that ultimately comprise the MSCI EAFE Index, but it is not limited to those securities or their weightings in the Index.

If practicable, the portfolio manager also considers the company's environmental business practices based on the availability of such information.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The following additional risks apply to the Fund.

                                       12


EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie International Developed Fund (continued)

FOREIGN SECURITIES RISK: The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than U.S. traded securities. Specific risks may include:
     - CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

     - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

     - REGULATORY RISK: In developed foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those of U.S. companies.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN*

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                             16.87
1996                                                                              5.58
1997                                                                              1.63
1998                                                                             23.41
1999                                                                             20.81

*For 1995-1998, the performance figures
reflected are those of a predecessor fund, PIMCO International Developed Fund.


Best quarter:          3/98        18.85%
Worst quarter:         9/98       -15.87%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the MSCI
EAFE Index and the Lipper International Fund
Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Alleghany/
                 Blairlogie                     Lipper
               International       MSCI      International
               Developed Fund   EAFE Index    Fund Index
--------------------------------------------------------------

    1 year         20.81%         27.30%        37.83%
--------------------------------------------------------------

    5 years        13.33%         13.15%        15.96%
--------------------------------------------------------------

    Since
    Inception(1)     13.10%       12.75%        15.38%
--------------------------------------------------------------

(1)Fund's inception: November 30, 1994

                                       13



EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie Emerging Markets Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks of companies located in countries identified as emerging markets countries. In selecting securities, the portfolio manager combines top-down country selection with bottom-up stock selection to attempt to maximize returns while controlling risk. In choosing countries, the portfolio manager uses a model that evaluates five key criteria:
- macroeconomics
- monetary issues
- earnings momentum
- market valuation
- technical performance

The Fund invests primarily but not exclusively in some or all of the following emerging market countries:

  Argentina        Greece        Jordan        Poland        Taiwan
  Brazil           Hong Kong     Malaysia      Romania       Thailand
  Chile            Hungary       Mexico        Russia        Turkey
  China            India         Pakistan      South Africa  Venezuela
  Colombia         Indonesia     Peru          South Korea   Zimbabwe
  Czech            Israel        Philippines   Sri Lanka
  Republic

In choosing stocks, the portfolio manager considers such factors as:
- strong balance sheets
- history of earnings growth
- performance within a stock/company's industry
- attractive price-to-earnings value and price-to-book value

If practicable, the portfolio manager also considers the company's environmental business practices based on the availability of such information.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

VALUE STOCK RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than growth stocks. The market value of these stocks tends to be more volatile than large-cap company stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during market downturns and when value stocks are out of favor.

                                      14


EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie Emerging Markets Fund (continued)

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. Investing in countries that are considered emerging markets poses additional risks. The following additional risks apply to the Fund.

FOREIGN SECURITIES RISK: The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than U.S. traded securities. Specific risks may include:

     - CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.
     - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, governmental instability or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

     - REGULATORY RISK: In foreign countries, typically there are little or no uniform accounting, auditing or financial reporting standards or other regulatory practices and requirements that are common with U.S. companies.

EMERGING MARKETS RISK: Emerging market countries typically have economic structures that are less diverse and mature than those of developed countries. Their political systems may be less stable, and they may have less developed legal systems. National policies may restrict foreign investments. The small size of the securities market can make investments illiquid. The value of the investments may fluctuate more widely than in developed countries. Special custody arrangements may also be needed.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN*

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                            -12.85
1996                                                                              4.55
1997                                                                             -2.26
1998                                                                            -27.65
1999                                                                             59.73

*For 1995-1998, the performance figures
reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.


Best quarter:          12/99        27.94%
Worst quarter:          9/98       -25.25%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the MSCI
Emerging Markets Free Index and the Lipper
Emerging Markets Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Alleghany/        MSCI         Lipper
                 Blairlogie      Emerging      Emerging
                  Emerging       Markets       Markets
                Markets Fund    Free Index    Fund Index
------------------------------------------------------------

------------------------------------------------------------ 1 year    59.73%   66.41%   68.97%

------------------------------------------------------------ 5 years     0.58%    2.00%    3.02%

    Since
    Inception(1)    -3.18%        -0.73%         0.46%
------------------------------------------------------------

(1)Fund's inception: October 20, 1994

                                       15



EQUITY FUNDS: BALANCED

Alleghany/Montag & Caldwell Balanced Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a combination of equity, fixed income, and short-term securities. Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities, and 25% or more will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that:
- have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
- have strong balance sheets
- have a sustainable competitive advantage
- are currently, or have the potential to become, industry leaders
- have the potential to outperform during market downturns

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily by adjusting the portfolio duration and sector weightings. The portfolio manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
- U.S. Government securities
- corporate bonds
- mortgage/asset-backed securities
- money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection or asset allocation, a fund may underperform the stock or bond market or its peers. Also, a fund could fail to meet its investment objective.

                                       16


EQUITY FUNDS: BALANCED

Alleghany/Montag & Caldwell Balanced Fund (continued)

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

ISSUER RISK: The price of a bond is affected by the issuer's credit quality. Changes in an issuer's financial condition and general economic conditions can affect an issuer's credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1995                                                                             29.39
1996                                                                             20.37
1997                                                                             23.49
1998                                                                             23.06
1999                                                                             12.84


Best quarter:          12/98        16.94%
Worst quarter:          9/98        -7.61%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of 60% S&P 500
Index/40% Lehman Brothers Government Corporate
Index and the Lipper Balanced Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                Alleghany/      60% S&P 500
                 Montag &        Index/40%
                 Caldwell     Lehman Brothers      Lipper
                 Balanced       Government        Balanced
                   Fund       Corporate Index    Fund Index
---------------------------------------------------------------

    1 year        12.84%          11.40%             8.98%
---------------------------------------------------------------

    5 years       21.71%          20.03%            16.33%
---------------------------------------------------------------

    Since
    Inception(1)   20.68%         19.14%            15.44%
---------------------------------------------------------------

(1)Fund's inception: November 2, 1994

                                       17

BALANCED FUNDS

Alleghany/Chicago Trust Balanced Fund

INVESTMENT OBJECTIVE
The Fund seeks growth of capital with current income by investing in a combination of equity and fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES
Generally, between 40% and 70% of the Fund's total assets will be invested in equity securities, and between 30% and 60% will be invested in fixed income securities. Although the prices of fixed income securities fluctuate, the steady income flow they produce helps offset the potentially higher price volatility of the equity securities in the portfolio. The portfolio manager can invest in either dividend paying or non-dividend paying equity securities that offer growth or income potential.

Asset allocation varies according to the portfolio manager's assessment of which asset class offers the greatest potential for growth. The portfolio manager will diversify the Fund's investments among a variety of industries.

The portfolio manager uses a bottom-up approach and invests in a combination of securities that offer potential for growth and/or income, including primarily large-cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. Companies for possible selection must pass an initial capitalization screen. The portfolio manager then identifies stocks of companies with the following characteristics compared to S&P 500 Index averages:
- higher sales and operating earnings growth
- more stable earnings growth rates
- lower debt-to-capital ratio
- higher return on equity
- market capitalization over $1 billion

The portfolio manager also considers the quality of company management and the strength of its position among its competitors. In addition, the portfolio manager assesses the long-term economic outlook and the risk/return of securities in allocating investments among industry sectors.

The portfolio manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing investment grade fixed income securities. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. Investments may include:
- U.S. Government securities
- corporate bonds
- debentures and convertible debentures
- zero-coupon bonds
- mortgage/asset-backed securities
- Yankee bonds

                                       18


BALANCED FUNDS

Alleghany/Chicago Trust Balanced Fund (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

BELOW INVESTMENT-GRADE SECURITIES RISK: Bonds and other fixed income securities are rated by the national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. There are several categories of investment grade securities, and those rated in the lower categories are more risky than those rated in the higher categories.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock or bond market or its peers. Also, a fund could fail to meet its investment objective.
INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

ISSUER RISK: The price of a bond is affected by the issuer's credit quality. Changes in an issuer's financial condition and general economic conditions can affect an issuer's credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1996                                                                             16.56
1997                                                                             20.91
1998                                                                             25.13
1999                                                                             12.89


Best quarter:          12/98        14.75%
Worst quarter:          9/98        -4.02%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of 60% S&P 500
Index/40% Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

              Alleghany/        60% S&P
               Chicago        500 Index/
                Trust       Lehman Brothers      Lipper
               Balanced        Aggregate        Balanced
                 Fund         Bond Index       Fund Index
-------------------------------------------------------------

    1 year      12.89%          12.00%            8.98%
-------------------------------------------------------------

    Since
    Inception(1)   18.83%       18.20%           14.56%
-------------------------------------------------------------

(1)Fund's inception: September 21, 1995

                                       19



FIXED INCOME FUNDS

Alleghany/Chicago Trust Bond Fund

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a broad range of intermediate-term investment-grade fixed income securities. The portfolio manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing securities. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. Investments may include:
- U.S. Government securities
- corporate bonds
- debentures and convertible debentures
- zero-coupon bonds
- mortgage/asset-backed securities
- Yankee bonds

PRINCIPAL RISKS OF INVESTING IN THIS FUND
INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

ISSUER RISK: The price of a bond is affected by the issuer's credit quality. Changes in an issuer's financial condition and general economic conditions can affect an issuer's credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds.

BELOW INVESTMENT-GRADE SECURITIES RISK: Bonds and other fixed income securities are rated by the national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. There are several categories of investment grade securities, and those rated in the lower categories are more risky than those rated in the higher categories.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risks. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the fund may be forced to reinvest the proceeds in lower yield, higher priced securities. This may reduce a fund's total return.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the bond market or its peers. Also, a fund could fail to meet its investment objective.

                                       20


FIXED INCOME FUNDS

Alleghany/Chicago Trust Bond Fund (continued)

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                             -2.83
1995                                                                             17.51
1996                                                                              3.84
1997                                                                              8.98
1998                                                                              7.69
1999                                                                             -0.43


Best quarter:          6/95        5.55%
Worst quarter:         3/94       -2.26%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the Lehman
Brothers Aggregate Bond Index and the Lipper
Intermediate Investment Grade Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                                                   Lipper
               Alleghany/     Lehman Brothers   Intermediate
              Chicago Trust      Aggregate       Investment
               Bond Index       Bond Index      Grade Index
----------------------------------------------------------------

    1 year       -0.43%           -0.82%           -0.98%
----------------------------------------------------------------

    5 years       7.35%            7.73%            7.08%
----------------------------------------------------------------

    Since
    Inception(1)     5.57%         5.89%            5.31%
----------------------------------------------------------------

(1)Fund's inception: December 13, 1993

                                       21



FIXED INCOME FUNDS

Alleghany/Chicago Trust Municipal Bond Fund

INVESTMENT OBJECTIVE
The Fund seeks a high level of current interest income exempt from federal income tax consistent with preservation of capital by investing primarily in intermediate-term municipal securities.
PRINCIPAL INVESTMENT STRATEGIES
To provide tax-free income for investors, the portfolio manager primarily invests (80% or more of total assets) in municipal fixed income securities such as revenue bonds, insured bonds, general obligation bonds and government-guaranteed escrow bonds. Securities are typically high quality and diversified among a broad range of states, sectors and issues. The Fund strives to maintain:
- a dollar-weighted average maturity of between three and ten years
- an intermediate duration (four to eight years)
- AA-A average quality

PRINCIPAL RISKS OF INVESTING IN THIS FUND
INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

MUNICIPAL SECURITIES RISK: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other fixed income securities, changes in interest rates and the credit rating or financial condition of the issuer affects securities' prices. Income from these investments is generally exempt from federal income tax. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the bond market or its peers. Also, a fund could fail to meet its investment objective.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                             -2.24
1995                                                                             11.05
1996                                                                              3.10
1997                                                                              5.50
1998                                                                              5.51
1999                                                                             -1.75


Best quarter:            3/95    4.19%
Worst quarter:           3/94   -2.89%

The following table indicates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman
Brothers Five-Year General Obligations Index and the Lipper Intermediate Municipal Funds
Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

              Alleghany/
               Chicago                            Lipper
                Trust       Lehman Brothers    Intermediate
              Municipal    Five-Year General    Municipal
              Bond Fund    Obligations Index   Funds Index
---------------------------------------------------------------

    1 year      -1.75%           0.71%            -1.37%
---------------------------------------------------------------

    5 years      4.60%           5.80%             5.59%
---------------------------------------------------------------

    Since
    Inception(1)    3.42%        4.57%(2)          4.24%
---------------------------------------------------------------

(1)Fund's inception: December 13, 1993

(2)As of closest available date (12/31/93)
                                       22

MONEY MARKET FUND

Alleghany/Chicago Trust Money Market Fund

INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in a diversified portfolio of high-quality money market instruments. The dollar-weighted average maturity of the securities in the Fund is 90 days or less. The portfolio manager selects securities that:
- are denominated in U.S. dollars
- have high credit quality and minimal credit risk
- mature in 397 days or less

In selecting high quality securities with minimal credit risk, the portfolio manager buys securities with the highest ratings given by national rating agencies.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and historically has been able to do so, it is possible to lose money by investing in the Fund. The Fund's yield will change as a result of movements in short-term interest rates and market conditions.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the bond market or its peers. Also, a fund could fail to meet its investment objective.

See page 29 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                             3.91
1995                                                                             5.62
1996                                                                             5.07
1997                                                                             5.22
1998                                                                             5.16
1999                                                                             4.84


Best quarter:          6/95       1.42%
Worst quarter:         3/94       0.70%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the 91-Day
U.S. Treasury Bill and IBC Donoghue's First
Tier Money Market Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

               Alleghany/                     IBC Donoghue's
              Chicago Trust                     First Tier
                  Money        91 Day U.S.     Money Market
               Market Fund    Treasury Bill     Fund Index
----------------------------------------------------------------

    1 year        4.84%           4.79%            4.48%
----------------------------------------------------------------

    5 years       5.18%           5.14%            4.86%
----------------------------------------------------------------

    Since
    Inception(1)     4.96%        4.95%            4.77%
----------------------------------------------------------------

(1)Fund's inception: December 14, 1993

                                       23



Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing with Alleghany Funds, you do not incur any sales loads, redemption fees or exchange fees, except that a redemption fee of 2.00% is charged when you redeem shares of ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND or ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a fund's assets and are expressed as an expense ratio, which is a percentage of average net assets.

                                                                                           TOTAL                NET
                                                   MANAGEMENT   DISTRIBUTION    OTHER     EXPENSE     FEE     EXPENSE
                      FUND                            FEES      (12B-1) FEES   EXPENSES    RATIO    WAIVERS    RATIO
Alleghany/Montag & Caldwell Growth(3)                 0.67%         0.25%        0.13%     1.05%        --     1.05%
Alleghany/Chicago Trust Growth & Income               0.70          0.25         0.11      1.06         --     1.06
Alleghany/Chicago Trust Talon                         0.80          0.25         0.45      1.50      (0.20)   1.30(1)
Alleghany/Chicago Trust Small Cap Value               1.00          0.25         0.30      1.55      (0.15)   1.40(1)
Alleghany/Veredus Aggressive Growth                   1.00          0.25         0.32      1.57      (0.17)   1.40(1)
Alleghany/Blairlogie International Developed(3)       0.85          0.25         0.31      1.41      (0.06)   1.35(1)
Alleghany/Blairlogie Emerging Markets(3)              0.85          0.25         0.97      2.07      (0.47)   1.60(1)
Alleghany/Montag & Caldwell Balanced(3)               0.75          0.25         0.14      1.14         --     1.14
Alleghany/Chicago Trust Balanced                      0.70          0.25         0.11      1.06         --     1.06
Alleghany/Chicago Trust Bond(3)                       0.55          0.25         0.13      0.93      (0.19)   0.74(1)
Alleghany/Chicago Trust Municipal Bond                0.60          0.10         0.50      1.20      (1.10)
0.10(2)()
Alleghany/Chicago Trust Money Market                  0.40           n/a         0.11      0.51         --     0.51

(1)The above table reflects a continuation of the Advisers' contractual undertakings to waive management fees and/or reimburse expenses exceeding the limits shown. The ratios shown above reflect the expenses incurred during the fiscal year ended October 31, 1999, except for ALLEGHANY/ VEREDUS AGGRESSIVE GROWTH FUND and ALLEGHANY/CHICAGO TRUST BOND FUND, which are estimated. The Advisers are contractually obligated to reimburse expenses for one year at the rates shown in the table.
(2)The above table reflects a continuation of the Adviser's voluntary undertaking to waive management fees and/or reimburse expenses exceeding the limit shown. The ratio shown above reflects the expenses incurred during the fiscal year ended October 31, 1999.
(3)ALLEGHANY/MONTAG & CALDWELL GROWTH FUND, ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND, ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND, ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND, ALLEGHANY/MONTAG & CALDWELL BALANCED FUND and ALLEGHANY/CHICAGO TRUST BOND FUND each offer two classes of shares that invest in the same portfolio of securities. Shareholders of Class N shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class N shares, which are offered in this prospectus. Class I shares are offered in a separate prospectus.

                                       24
Fund Expenses (continued)

EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a fund over the time periods shown, assuming you reinvested all dividends and distributions and that the average annual return was 5%. The example assumes that operating expenses remained the same and includes only contractual fee waivers and reimbursements. The example is for comparison purposes only and does not represent a fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
Alleghany/Montag & Caldwell Growth Fund                        $107           $334           $  579           $1,283
Alleghany/Chicago Trust Growth & Income Fund                    108            337              585            1,294
Alleghany/Chicago Trust Talon Fund                              132            454              800            1,773
Alleghany/Chicago Trust Small Cap Value Fund                    143            475              831            1,833
Alleghany/Veredus Aggressive Growth Fund                        143            479              839            1,853
Alleghany/Blairlogie International Developed Fund               137            440              765            1,686
Alleghany/Blairlogie Emerging Markets Fund                      163            603            1,070            2,363
Alleghany/Montag & Caldwell Balanced Fund                       116            362              628            1,386
Alleghany/Chicago Trust Balanced Fund                           108            337              585            1,294
Alleghany/Chicago Trust Bond Fund                                76            277              496            1,126
Alleghany/Chicago Trust Municipal Bond Fund                     122            381              660            1,455
Alleghany/Chicago Trust Money Market Fund                        52            164              285              640

                                       25


Investment Terms



The following is a list of terms with definitions that you may find helpful as you read this prospectus.

ASSET-BACKED SECURITIES. Securities that represent a participation in, or are secured by and payable from, payments generated by credit cards, motor vehicle or trade receivables and the like.

BANK DEPOSITS. Cash, check or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.

CORPORATE BONDS. Fixed income securities issued by corporations.

DEBENTURES. Bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer.

DEVELOPED MARKETS. Countries that are considered to have a high level of overall economic and securities market development as well as stable financial and political policies. Developed countries generally include the United States, Japan and Western Europe.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of the bond's price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EMERGING MARKETS. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

FOREIGN DEBT SECURITIES. Securities issued by foreign corporations and governments. They may include:
- Eurodollar bonds. Dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions
- Yankee bonds. Dollar-denominated securities issued in the U.S. by foreign issuers

GROWTH INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

HIGH YIELD SECURITIES. Lower rated, higher yielding securities issued by corporations. They are rated below investment-grade by national bond rating agencies. They are considered speculative and are sometimes called "junk bonds".

IBC DONOGHUE FIRST TIER MONEY MARKET FUND INDEX. An unmanaged index consisting of non-government funds that hold paper considered to be of the highest credit quality by at least one nationally recognized statistical rating organization.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Alleghany Funds defines a large-cap company as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS AGGREGATE BOND INDEX. An unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities.

                                       26


Investment Terms (continued)

LEHMAN BROTHERS GOVERNMENT CORPORATE INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS INDEX. An unmanaged index that tracks the returns of investment-grade tax-exempt general obligations.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MID-CAP STOCKS. Stocks issued by mid-sized companies. Alleghany Funds defines a mid-cap company as one with a market capitalization between $1.5 billion and $5 billion, which is similar to the range of the Standard & Poor's MidCap 400 Index (S&P 400).

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI EAFE INDEX. The Morgan Stanley Capital International Europe, Australasia, Far East Index, a market-weighted aggregate of 20 individual country indices/indexes that collectively represent many of the major world markets, excluding the U.S. and Canada.

MSCI EMERGING MARKETS FREE INDEX. The Morgan Stanley Capital International Emerging Markets Free Index, a market-capitalization weighted index composed of 26 of the world's developing markets.

MORTGAGE-BACKED SECURITIES. Securities backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent collections (pool) of commercial and residential mortgages.

MUNICIPAL SECURITIES. Fixed income obligations of state and local governments. Investments in municipal securities may support special construction projects, such as roads or hospitals, in the municipality that issues them. Interest from municipal bonds is usually exempt from federal taxes and from state taxes only in the state of issue.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value, which is the total market value of the fund's investment portfolio divided by the number of its shares outstanding. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

RUSSELL 2000 INDEX. An unmanaged index that contains the 2000 smallest common stocks in the Russell 3000 (which contains the 3000 largest stocks in the U.S. based on total market capitalization).

SMALL-CAP STOCKS. Stocks issued by smaller companies. Alleghany Funds defines a small-cap company as one with a market capitalization and/or market float of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index. The Russell 2000 is a widely recognized, unmanaged index of common stocks of the 2,000 smallest companies in the U.S.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

S&P 400 MIDCAP INDEX. An unmanaged market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

TOP-DOWN INVESTING. An investing approach in which securities are chosen by looking at the industry or sector level based on market trends and/or economic forecasts.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

                                       27


Investment Terms (continued)

12B-1 FEE. A mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

VALUE INVESTING. An investing approach involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stocks.

VARIABLE RATE SECURITIES. Securities that have interest rates that may be adjusted periodically to reflect changes in interest rates. Interest rate adjustments can either raise or lower the income generated by the securities.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified date.

                                       28


More About Alleghany Funds

RISK SUMMARY
The following chart compares the principal risks of investing in each Alleghany Fund.

                                                     BELOW     CREDIT  EMERGING   FOREIGN    GROWTH  INTEREST
ISSUER  LIQUIDITY
                                                   INVESTMENT          MARKETS   SECURITIES  STOCK     RATE
                                                     GRADE
                                                   SECURITIES

Alleghany/Montag & Caldwell Growth Fund                                                        X
Alleghany/Chicago Trust Growth & Income Fund                                                   X
Alleghany/Chicago Trust Talon
Fund                                                                                         X
Alleghany/Chicago Trust Small Cap Value
Fund                                                                               X
Alleghany/Veredus Aggressive Growth
Fund                                                                                   X
Alleghany/Blairlogie International Developed Fund
X                                     X
Alleghany/Blairlogie Emerging Markets Fund                                X
X                                     X
Alleghany/Montag & Caldwell Balanced Fund                        X                             X        X        X
Alleghany/Chicago Trust Balanced Fund                  X         X                             X        X
X         X
Alleghany/Chicago Trust Bond Fund                      X         X                                      X
X         X
Alleghany/Chicago Trust Municipal Bond Fund                      X
X                  X
Alleghany/Chicago Trust Money Market Fund                        X                                      X

                                                   MANAGER  MARKET   MID-    MUNICIPAL   PORTFOLIO  PREPAYMENT
REIT   SMALL-
                                                                      CAP    SECURITIES
TURNOVER                        CAP

COMPANY                                            COMPANY

Alleghany/Montag & Caldwell Growth Fund               X       X
Alleghany/Chicago Trust Growth & Income Fund          X       X
Alleghany/Chicago Trust Talon Fund                    X       X
X                                                  X
Alleghany/Chicago Trust Small Cap Value Fund          X       X        X                    X
X        X
Alleghany/Veredus Aggressive Growth Fund              X       X        X
X                             X
Alleghany/Blairlogie International Developed Fund     X       X
Alleghany/Blairlogie Emerging Markets Fund            X       X
Alleghany/Montag & Caldwell Balanced Fund             X       X
Alleghany/Chicago Trust Balanced Fund                 X       X
Alleghany/Chicago Trust Bond Fund                     X                                                 X
Alleghany/Chicago Trust Municipal Bond Fund           X                          X
Alleghany/Chicago Trust Money Market Fund             X

                                                   VALUE  VOLATILITY
                                                   STOCK

Alleghany/Montag & Caldwell Growth Fund
Alleghany/Chicago Trust Growth & Income Fund
Alleghany/Chicago Trust Talon Fund                            X
Alleghany/Chicago Trust Small Cap Value Fund         X        X
Alleghany/Veredus Aggressive Growth Fund             X        X
Alleghany/Blairlogie International Developed Fund
Alleghany/Blairlogie Emerging Markets Fund           X
Alleghany/Montag & Caldwell Balanced Fund
Alleghany/Chicago Trust Balanced Fund
Alleghany/Chicago Trust Bond Fund
Alleghany/Chicago Trust Municipal Bond Fund
Alleghany/Chicago Trust Money Market Fund

DEFENSIVE STRATEGY RISK
There may be times when a fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a fund would do this in seeking to avoid losses, it could reduce the benefit from any market upswings.

                                       29

More About Alleghany Funds (continued)

OTHER INVESTMENT STRATEGIES
In addition to the primary investment strategies described in our fund summaries, there may be times when Alleghany Funds uses secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks.

ADRS/EDRS
The Funds may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent. The funds have no intention of investing in unsponsored ADRs or EDRs.

ALTERNATIVE MINIMUM TAX (AMT) BONDS
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND can invest in AMT bonds, which are tax-exempt "private activity" bonds issued after August 7, 1986 whose proceeds are partially directed to a for-profit organization. While the income from AMT bonds is exempt from federal taxes, it is a tax preference item for purposes of the AMT, which applies to a limited number of taxpayers.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

DERIVATIVES
Except for ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND and ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND, up to 20% of a Fund's assets can be invested in derivatives. Derivatives are used to limit risk in a portfolio or enhance investment return, and they have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Hedging involves using derivatives to hedge against an opposite position that a fund holds. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Using derivatives for purposes other than hedging is speculative.

FIXED INCOME SECURITIES
The Equity Funds may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a fund.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the 1933 Act. Investing in Rule 144A securities may increase the illiquidity of a fund's investments in the event that an adequate trading market does not exist for these securities.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT BONDS
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND can invest in tax-exempt industrial development bonds, which are usually revenue bonds that are not payable from the unrestricted revenues of the issuer. Their credit quality is usually directly related to the credit standing of the user of the facilities being financed.

More information about the risks associated with investing in Alleghany Funds can also be found in the Statement of Additional Information (SAI).

                                       30


More About Alleghany Funds (continued)

OTHER INVESTMENT STRATEGIES (CONTINUED)

                                              ADRS/EDRS  ASSET/MORTGAGE    BELOW     CMOS  COMMERCIAL  CORPORATE
CONVERTIBLE
                                                               -         INVESTMENT          PAPER       BONDS
SECURITIES
                                                             BACKED        GRADE              AND
                                                           SECURITIES    SECURITIES        SECURITIES
                                                                           ('JUNK              OF
                                                                          BONDS')            OTHER
                                                                                           INVESTMENT
                                                                                           COMPANIES

Alleghany/Montag & Caldwell Growth Fund           X                                            X
X          X P
Alleghany/Chicago Trust Growth & Income Fund      X            X             X        X        X
X          X P
Alleghany/Chicago Trust Talon Fund                X                          X                 X
X          X P
Alleghany/Chicago Trust Small Cap Value Fund                                                   X
Alleghany/Veredus Aggressive Growth Fund          X
X                       X
Alleghany/Blairlogie International Developed
 Fund                                             X            X                      X
X                       X
Alleghany/Blairlogie Emerging Markets Fund        X            X                      X
X                       X
Alleghany/Montag & Caldwell Balanced Fund         X            X                      X        X          X
P         X P
Alleghany/Chicago Trust Balanced Fund             X           X P            X        X        X          X
P         X P
Alleghany/Chicago Trust Bond Fund                             X P            X        X        X          X
P          X
Alleghany/Chicago Trust Municipal Bond Fund                    X             X        X        X
Alleghany/Chicago Trust Money Market Fund                                                     X P

                                              DEBENTURES   DERIVATIVES    EQUITY      FIXED      FOREIGN
PREFERRED  REPURCHASE
                                                  AND       (OPTIONS,   SECURITIES    INCOME    SECURITIES
STOCKS    AGREEMENTS
                                              CONVERTIBLE   FORWARDS,               SECURITIES
                                              DEBENTURES    FUTURES,
                                                             SWAPS)

Alleghany/Montag & Caldwell Growth Fund           X             X          X P          X
X          X
Alleghany/Chicago Trust Growth & Income Fund                    X          X P          X                      X
P         X
Alleghany/Chicago Trust Talon Fund                              X          X P          X                      X
P         X
Alleghany/Chicago Trust Small Cap Value Fund                               X
P                                             X
Alleghany/Veredus Aggressive Growth Fund          X             X          X P
X          X
Alleghany/Blairlogie International Developed
 Fund                                                           X          X P                     X
P                     X
Alleghany/Blairlogie Emerging Markets Fund                      X          X P                     X
P                     X
Alleghany/Montag & Caldwell Balanced Fund         X             X          X P         X P                     X
P         X
Alleghany/Chicago Trust Balanced Fund             X             X          X P         X P                     X
P         X
Alleghany/Chicago Trust Bond Fund                 X             X                      X
P                                 X
Alleghany/Chicago Trust Municipal Bond Fund                     X                      X
P                                 X
Alleghany/Chicago Trust Money Market Fund                                              X
P                                 X

                                                 RULE        U.S.
                                                 144A     GOVERNMENT
                                              SECURITIES  SECURITIES

Alleghany/Montag & Caldwell Growth Fund           X           X
Alleghany/Chicago Trust Growth & Income Fund      X           X
Alleghany/Chicago Trust Talon Fund                X           X
Alleghany/Chicago Trust Small Cap Value Fund      X           X
Alleghany/Veredus Aggressive Growth Fund          X           X
Alleghany/Blairlogie International Developed
 Fund                                             X           X
Alleghany/Blairlogie Emerging Markets Fund        X           X
Alleghany/Montag & Caldwell Balanced Fund         X          X P
Alleghany/Chicago Trust Balanced Fund             X          X P
Alleghany/Chicago Trust Bond Fund                 X          X P
Alleghany/Chicago Trust Municipal Bond Fund       X           X
Alleghany/Chicago Trust Money Market Fund         X           X

P = components of a fund's primary investment strategy

                                       31


Management of the Funds

THE ADVISERS
Each Fund has an Adviser that provides management services. The Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. The accompanying information highlights each Fund and its lead portfolio manager(s) and investment experience and the management fees paid by each Fund.

THE CHICAGO TRUST COMPANY
Chicago Trust is the Adviser to several Alleghany Funds. Investment management teams make the investment decisions for each Fund. As of December 31, 1999, Chicago Trust managed approximately $11.8 billion in assets, consisting primarily of insurance, pension and profit sharing accounts, as well as accounts of high net worth individuals and families. Chicago Trust is an indirect and wholly-owned subsidiary of Alleghany Corporation.

FUND NAME                         PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
Alleghany/Chicago Trust Growth    Bernard F.              Portfolio Manager of the Fund since September 1999; Senior
  & Income Fund                   Myszkowski              Vice President and Chief Equity Officer; associated with
                                                          Chicago Trust and its affiliates since 1969. He a member of the Equity Investment Committee since 1993, and a manager
of
                                                          balanced and common stock portfolios for institutional and private family accounts in 1973. Mr. Myszkowski received a
                                                          BS from DePaul University in 1967 and an MBA from
                                                          Northwestern University in 1971. He is a Chartered
Financial
                                                          Analyst.
                                  Richard S. Drake        Portfolio Manager of the Fund since February 2000; Vice
                                                          President, Director of Equity Research and Portfolio
                                                          Manager; associated with Chicago Trust since January 2000.
                                                          Mr. Drake has 14 years of investment experience; he
                                                          previously held a senior investment management position
with
                                                          Duff & Phelps Investment Management, Inc. from 1995-1999.
                                                          Prior to that he was a Vice President and Senior Research
                                                          Analyst with Society Asset Management/Key Corp. Mr. Drake
                                                          received his BBA from the University of Cincinnati and his
                                                          MM from the Kellogg Graduate School of Management at
                                                          Northwestern University. He is a Chartered Financial
                                                          Analyst.
Alleghany/Chicago Trust Talon     Terry D. Diamond        Portfolio Manager since the Fund's inception in 1994;
  Fund                                                    Chairman and Chief Executive Officer of Talon Asset
  (subadvised by Talon Asset                              Management since 1984. Mr. Diamond has more than 30 years
of
  Management)                                             investment management experience. He has a BS from the
                                                          University of Michigan and a JD from the University of
                                                          Chicago.
                                  Thyra E. Zerhusen       Portfolio Manager since May 1999; Ms. Zerhusen joined the
                                                          investment team of Talon Asset Management in April 1999.
Ms.
                                                          Zerhusen has 23 years of investment management experience;
                                                          she was previously a Senior Vice President and Principal at the Burridge Group, a Senior Investment Analyst at Sears
                                                          Investment Management Company and Investment Research
                                                          Officer at Harris Trust. She has a Diplom Inginieur from
the
                                                          Swiss Federal Institute of Technology and an MA in
Economics
                                                          from the University of Illinois.
Alleghany/Chicago Trust Small     Patricia A.             Portfolio Manager since the Fund's inception in 1998;
joined
  Cap Value Fund                  Falkowski               Chicago Trust in 1998 as Managing Director and oversees the small cap equity investment area. She was President and
                                                          Chief Investment Officer of Fiduciary Management
Associates,
                                                          Inc. from 1993-1998. Ms. Falkowski has more than 24 years
of
                                                          investment management experience. She has a BS, Summa Cum
                                                          Laude, from Rider College and an MBA from the University of
                                                          Chicago.

                                       32


Management of the Funds (continued)

FUND NAME                         PORTFOLIO MANAGER(S)    INVESTMENT EXPERIENCE
Alleghany/Chicago Trust           Bernard F.              Portfolio Manager of the Fund since September 1999; Senior
  Balanced Fund                   Myszkowski              Vice President and Chief Equity Officer; associated with
                                                          Chicago Trust and its affiliates since 1969. He has been a member of the Equity Investment Committee since 1993, and a manager of balanced and common stock portfolios for
                                                          institutional and private family accounts in 1973. Mr.
                                                          Myszkowski received a BS from DePaul University in 1967 and an MBA from Northwestern University in 1971. He is a
                                                          Chartered Financial Analyst.
                                  Thomas J. Marthaler     Portfolio Manager since the Fund's inception in 1995 and
                                                          Vice President; associated with Chicago Trust and its
                                                          affiliates since 1981. He has managed fixed income
                                                          investment portfolios since 1984. Mr. Marthaler has a BA
                                                          from the University of St. Thomas and an MBA from Loyola
                                                          University. He is a Chartered Financial Analyst.
Alleghany/Chicago Trust Bond      Thomas J. Marthaler     Portfolio Manager since the Fund's inception in 1993 and
  Fund                                                    Vice President; associated with Chicago Trust and its
                                                          affiliates since 1981. He has managed fixed income
                                                          investment portfolios since 1984. Mr. Marthaler has a BA
                                                          from the University of St. Thomas and an MBA from Loyola
                                                          University. He is a Chartered Financial Analyst.
Alleghany/Chicago Trust           Dawn Daggy-Mangerson    Portfolio Manager of the Fund since February 2000; she
  Municipal Bond Fund                                     joined Chicago Trust as Senior Portfolio Manager in 2000
and
                                                          specializes in institutional, mutual fund, tax-exempt trust fund and separate account clients. She has 12 years of
                                                          investment experience. Most recently she was a manager of
                                                          national tax-exempt fixed income mutual fund portfolios at
                                                          Invesco Funds Group from 1998 to 2000; a manager of
national
                                                          and state-specific tax-exempt fixed income mutual and
common
                                                          funds, national and state-specified money market mutual
fund
                                                          portfolios at Nationsbank/Tradestreet Investment from
                                                          1995-1998; a manager of insurance company portfolios at
                                                          Stein Roe & Farnham from 1988-1995. She has a BS from
DePaul
                                                          University.
Alleghany/Chicago Trust Money     Fred H. Senft, Jr.      Portfolio Manager since the Fund's inception in 1993 and
  Market Fund                                             Vice President; associated with Chicago Trust and its
                                                          affiliates since 1992. He specializes in money market
                                                          instruments as well as mortgage-backed securities and
                                                          asset-backed securities. Mr. Senft has a BA from Lake
Forest
                                                          College. He is a Chartered Financial Analyst.

                    FUND NAME                         MANAGEMENT FEE
Alleghany/Chicago Trust Growth & Income Fund              0.70%
Alleghany/Chicago Trust Talon Fund                        0.80%
Alleghany/Chicago Trust Small Cap Value Fund              1.00%
Alleghany/Chicago Trust Balanced Fund                     0.70%
Alleghany/Chicago Trust Bond Fund                         0.55%
Alleghany/Chicago Trust Municipal Bond Fund               0.60%
Alleghany/Chicago Trust Money Market Fund                 0.40%

                                       33


Management of the Funds (continued)

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND began operations on November 4, 1998. Patricia A. Falkowski manages the investment program of ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND and is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Falkowski became a managing director at Chicago Trust on August 24, 1998.

The investment objectives, policies and strategies of the Fund are substantially similar in all material aspects to the UAM FMA Small Company Portfolio. Ms. Falkowski had been Chief Investment Officer of Fiduciary Management Associates, Inc. since 1992 and President since 1993. In that capacity, Ms. Falkowski was the primary portfolio manager for the UAM FMA Small Company Portfolio with full discretionary authority over the selection of investments for that fund from July 1992 through August 1998. The UAM FMA Small Company Portfolio Institutional Class Shares had net assets of $182.7 million as of June 30, 1998.

                       AVERAGE ANNUAL RETURNS OF UAM FMA
                            SMALL COMPANY PORTFOLIO
                       (For periods ended June 30, 1998)

                                                UAM FMA
                                                 Small            Russell
                                                Company             2000
                                             Portfolio(1,2)       Index(1)
------------------------------------------------------------------------------
    One year                                     23.14%            16.50%
------------------------------------------------------------------------------
    Three years                                  25.62%            18.86%
------------------------------------------------------------------------------
    Five years                                   19.19%            16.05%
------------------------------------------------------------------------------
    Since July 1, 1992(4)                        21.97%            17.65%
------------------------------------------------------------------------------

(1)Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2)The expense ratio of UAM FMA Small Company Portfolio was capped at 1.03% from July 1, 1992 through June 30, 1998. The expense ratio of ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND is capped at 1.40% through [December 31, 1999]. The returns shown have been restated to reflect an expense ratio of 1.40% (consistent with the contractual expense cap of ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND).
(3)The Russell 2000 Index is a widely recognized, unmanaged index of common stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization. Each Index is adjusted to reflect reinvestment of dividends.
(4)The inception date of the UAM FMA Small Company Portfolio was July 31, 1991. Ms. Falkowski began managing the Fund in July 1992.

Although similar to ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND, the UAM FMA Small Company Portfolio is a separate fund and its historical performance is not indicative of the future performance of ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND. Historical performance is not indicative of future performance. Share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

                                       34


Management of the Funds (continued)

MONTAG & CALDWELL, INC.
Montag & Caldwell, Inc. is the Adviser to two Alleghany Funds. An investment management team makes the investment decisions for each Fund. Ronald E. Canakaris leads the investment management team that manages each Fund. The firm was founded in 1945 and is an indirect wholly-owned subsidiary of Alleghany Corporation. As of December 31, 1999, Montag & Caldwell managed approximately $35.1 billion in assets.

          FUND NAME                PORTFOLIO MANAGER                         INVESTMENT EXPERIENCE
Alleghany/Montag & Caldwell       Ronald E. Canakaris     Portfolio Manager since the Funds' inceptions in 1994;
  Growth Fund Alleghany/                                  President and Chief Investment Officer of Montag &
Caldwell.
Montag & Caldwell   Balanced                              He has been with the firm since 1972 and is responsible for
Fund                                                      developing the firm's investment process. He has a BS and
BA
                                                          from the University of Florida. Mr. Canakaris is a
Chartered
                                                          Investment Counselor and a Chartered Financial Analyst.

                 FUND NAME                          MANAGEMENT FEE
Alleghany/Montag & Caldwell Growth Fund         First $800 million0.80%
                                                Over $800 million 0.60%
Alleghany/Montag & Caldwell Balanced Fund                         0.75%

                                       35


Management of the Funds (continued)

VEREDUS ASSET MANAGEMENT LLC
Veredus Asset Management is the Adviser to ALLEGHANY/ VEREDUS AGGRESSIVE GROWTH FUND. Veredus was founded in 1998 and is partially owned by Alleghany Corporation. As of December 31, 1999, Veredus managed approximately $420 million in assets. The Fund pays Veredus an annual management fee of 1.00% of its average daily net assets.

FUND NAME                         PORTFOLIO MANAGER       INVESTMENT EXPERIENCE
Alleghany/Veredus Aggressive      B. Anthony Weber        Portfolio Manager since the Fund's inception in 1998;
  Growth Fund                                             President and Chief Investment Officer of Veredus Asset
                                                          Management LLC. He leads the team that is responsible for
                                                          the day-to-day management of the Fund. Mr. Weber was
                                                          President and Senior Portfolio Manager of SMC Capital, Inc.
                                                          from 1993-1998. He has 18 years of investment management
                                                          experience. He received a BA from Centre College of
                                                          Kentucky.
                                  Charles P. McCurdy,     Portfolio Manager of the Fund since February 2000;
Executive
                                  Jr.                     Vice President and Director of Research of Veredus Asset
                                                          Management LLC. Formerly employed by SMC Capital, Inc.,
                                                          Stock Yards Bank and Trust and Citizens Fidelity Capital
                                                          Management. He received his BS from the University of
                                                          Louisville in 1984. He is a Chartered Financial Analyst.

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
B. Anthony Weber, Portfolio Manager of ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND, was primarily responsible for management of certain accounts as portfolio manager of Shelby County Trust Bank from July 1989 and as President and Senior Portfolio Manager of SMC Capital, Inc. from 1993 through June 1998. Those accounts had investment objectives, policies and strategies substantially similar to those of ALLEGHANY/ VEREDUS AGGRESSIVE GROWTH FUND.

The following performance information is the performance of a composite of those equity accounts for which Mr. Weber had primary responsibility for the day-to-day management from July 1989 through June 1998 (the "Managed Accounts"). As of December 31, 1997, the assets in the Managed Accounts totaled approximately $36 million. The Managed Accounts do not include performance of The Shelby Fund, a mutual fund for which Mr. Weber was co-manager but did not have primary responsibility. The Managed Accounts do include three common trust funds in operation until July 1994, when those funds merged into The Shelby Fund. Commencing June 30, 1998, Mr. Weber was portfolio manager for Veredus Growth Fund, which merged into Alleghany/Veredus Aggressive Growth Fund on December 7, 1998.

  PRIOR PERFORMANCE     MANAGED ACCOUNTS    S&P 500 INDEX(4)    RUSSELL 2000 INDEX(4)
  1998(1)                    18.66%               17.71%                  4.93%
  1997                        4.82                33.36                  22.36
  1996                       14.44                22.96                  16.50
  1995                       39.67                37.59                  28.44
  1994                        2.46                 1.32                  (1.82)
  1993                       14.70                10.08                  18.91
  1992                       32.98                 7.64                  18.41
  1991                       42.80                30.48                  46.05
  1990                       (1.04)               (3.12)                (19.51)
  1989(2)                    11.67                12.99                   1.47

                                       36


Management of the Funds (continued)

  AVERAGE ANNUAL RETURNS(3)    MANAGED ACCOUNTS    S&P 500 INDEX(4)    RUSSELL 2000 INDEX(4)
  One year                          24.63%               30.16%                 16.50%
  Five years                        16.38                23.08                  16.05
  Since July 1, 1989                19.32                18.35                  13.67

(1)1998 percentages represent the rates of return for the six-month period ended June 30, 1998.
(2)1989 percentages represent the rates of return for the six-month period ended December 31, 1989.
(3)Average Annual Returns for the periods ended June 30, 1998, using the Performance Presentation Standards of the Association for Investment Management and Research (AIMR) calculation of performance (see below), which differs from the standardized SEC calculation.
(4)The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The Russell 2000 Index is a widely recognized index of market activity based on the aggregate performance of small to mid-sized publicly traded common stocks. Each Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for each Index do not reflect deduction of transaction costs or expenses, including management fees.

From July 1, 1989 through December 31, 1991, the performance information is based on a quarterly, linked time-weighted rate of return calculation method. Beginning January 1, 1992, the accounts within the composite allowed participants to contribute on a monthly basis. Therefore, beginning January 1, 1992, the performance information is based on a monthly, linked time-weighted rate of return calculation method. The composite rate of return is market-weighted, reflecting the relative size of each eligible account, at the beginning of the relevant period. Performance figures reflected are net of management fees and net of all expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains.

The investment objectives, policies and strategies of ALLEGHANY/ VEREDUS AGGRESSIVE GROWTH FUND are substantially similar to those of the Managed Accounts. The performance of the accounts managed by Veredus does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees (the use of the Fund's expense structure would have lowered the performance results), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the Managed Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for different periods may vary.

                                       37


Management of the Funds (continued)

BLAIRLOGIE CAPITAL MANAGEMENT
Blairlogie Capital Management is the Adviser to two Alleghany Funds. Investment management teams make the investment decisions for each Fund. James G. S. Smith leads the investment team that manages each Fund. The firm was founded in 1992 and is an indirect subsidiary of Alleghany Corporation. As of December 31, 1999, Blairlogie managed approximately $1.4 billion in assets, primarily for institutional clients.

FUND NAME                             PORTFOLIO MANAGER       INVESTMENT EXPERIENCE
Alleghany/Blairlogie International    James G. S. Smith       Portfolio Manager of the Funds since their inception in
  Developed Fund                                              1993; Chief Investment Officer at Blairlogie. He has
been
Alleghany/Blairlogie Emerging                                 with the firm since 1992 and is responsible for setting
  Markets Fund                                                investment policy and determining asset allocation; he
also
                                                              manages the investment team. Mr. Smith holds a BSc in
                                                              Economics from London University. He is an Associate
of the
                                                              Institute of Investment Management and Research and a
Fellow
                                                              of The Chartered Insurance Institute.

                    FUND NAME                         MANAGEMENT FEE
Alleghany/Blairlogie International Developed Fund         0.85%
Alleghany/Blairlogie Emerging Markets Fund                0.85%

                                       38



Shareholder Information

OPENING AN ACCOUNT

- Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investments for each Alleghany Fund are as follows:
  o Regular accounts: $2,500
  o Individual Retirement Accounts (IRAs): $500
  o Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500
  o Automatic Investment Plan (any type of account): We waive the initial investment minimum to open an account and the monthly investment minimum is $50.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges. You can avoid the delay and inconvenience of having to request these in writing at a later date.
- Make your initial investment using the following table as a guideline.

       BUYING SHARES                    TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT ($50 MINIMUM)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement
with your
                                application.                          check in the envelope provided and mail to us
at the address
ALLEGHANY FUNDS                                                         at the left.
P.O. BOX 5164                   - Make your check payable to
WESTBOROUGH, MA 01581             Alleghany Funds and mail to us      - We accept checks, bank drafts, money orders
and wires and
                                  at the address at the left.         ACH for purchases (see "Other Features" on p.
42). Checks
                                                                        must be drawn on U.S. banks. There is a $20
charge for
                                - We accept checks, bank drafts         returned checks.
                                and money orders for purchases.
                                Checks must be drawn on U.S. banks    - Give the following wire/ACH information to
your bank:
                                to avoid any fees or delays in          Boston Safe Deposit & Trust
                                processing your check.                  ABA #01-10-01234
                                                                        For: Alleghany Funds
                                - We do not accept third party          A/C 140414
                                  checks, which are checks made         FBO "Alleghany Fund Number"
                                  payable to someone other than         "Your Account Number"
                                  the Funds.
                                                                      - We do not accept third party checks, which
are checks made
                                                                      payable to someone other than the Funds.
BY PHONE                        - Obtain a fund number and account    - Verify that your bank or credit union is a
member of the
                                by calling Alleghany Funds at the     ACH.
800 992-8151                    number at the left.
                                                                      - You should complete the "Bank Account
Information" section
                                - Instruct your bank (who may         on your account application.
                                charge a fee) to wire or ACH the
                                  amount of your investment.          - When you are ready to add to your account,
call Alleghany
                                                                      Funds and tell the representative the fund
name, account
                                - Give the following wire/ACH           number, the name(s) in which the account is
registered and
                                  information to your bank:             the amount of your investment.
                                  Boston Safe Deposit & Trust
                                  ABA #01-10-01234                    - Instruct your bank (who may charge a fee) to
wire or ACH
                                  For: Alleghany Funds                the amount of your investment.
                                  A/C 140414
                                  FBO "Alleghany Fund Number"         - Give the following wire/ACH information to
your bank:
                                  "Your Account Number"                 Boston Safe Deposit & Trust
                                                                        ABA #01-10-01234
                                - Return your completed and signed      For: Alleghany Funds
                                  application to:                       A/C 140414
                                  Alleghany Funds                       FBO "Alleghany Fund Number"
                                  P.O. Box 5164                         "Your Account Number"
                                  Westborough, MA 01581

                                       39

Shareholder Information (continued)

       BUYING SHARES                    TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT ($50 MINIMUM)
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a
member of the
                                application(s) from our Web site.     ACH.
WWW.ALLEGHANYFUNDS.COM
                                - Complete and sign the               - Complete the "Purchase, Exchange and
Redemption
                                  application(s). Make your check     Authorization" section of your account
application.
                                  payable to Alleghany Funds and
                                  mail it to the address under "By    - Obtain a Personal Identification Number
(PIN) from
                                  Mail" above.                        Alleghany Funds for use on Alleghany Funds'
Web site if you
                                                                        have not already done so. To obtain a PIN,
please call 800
                                                                        992-8151.
                                                                      - When you are ready to add to your account,
access your
                                                                      account through Alleghany Funds' Web site and
enter your
                                                                        purchase instructions in the highly secure
area for
                                                                        shareholders only called "Shareholder
Account Access".

EXCHANGING SHARES
After you have opened an account with us, you can exchange your shares within Alleghany Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Alleghany Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.

Alleghany Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

SELLING/REDEEMING SHARES
Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction
indicating the fund
                                                                      name, fund number, your account number, the
name(s) in which
ALLEGHANY FUNDS                 - Sales or redemptions of any size      the account is registered and the dollar
value or number
P.O. BOX 5164                                                         of shares you wish to sell.
WESTBOROUGH, MA 01581
                                                                      - Include all signatures and any additional
documents that
                                                                      may be required. (See "Selling Shares in
Writing.")
                                                                      - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and
address in which
                                                                      the account is registered. If you would like
the check
                                                                        mailed to a different address, you must
write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH
(see "Other
                                                                      Features" on p. 42).

SELLING SHARES
BY MAIL
ALLEGHANY FUNDS
P.O. BOX 5164
WESTBOROUGH, MA 01581

                                       40

Shareholder Information (continued)

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using
your touch-tone
                                                                      phone, call 800 992-8151.
800 992-8151                    - Sales of up to $50,000 (for
                                  accounts with telephone account     - To place your request with a Shareholder
Service
                                  privileges)                         Representative, call between 9 am and 7 pm ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and
address in which
                                                                      the account is registered. If you would like
the check
                                                                        mailed to a different address, you must
write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH
(see "Other
                                                                      Features" on p. 42).
                                                                      - The Funds reserve the right to refuse any
telephone sales
                                                                      request and may modify the procedures at any
time. The Funds
                                                                        make reasonable attempts to verify that
telephone
                                                                        instructions are genuine, but you are
responsible for any
                                                                        loss that you may bear from telephone
requests.
BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and
Redemption
                                                                      Authorization" section of your account
application.
WWW.ALLEGHANYFUNDS.COM
                                                                      - Obtain a Personal Identification Number
(PIN) from
                                                                      Alleghany Funds (800 992-8151) for use on
Alleghany Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of
your account,
                                                                      access your account through Alleghany Funds'
Web site and
                                                                        enter your redemption instructions in the
highly secure
                                                                        area for shareholders only called
"Shareholder Account
                                                                        Access". A check for the proceeds will be
mailed to you at
                                                                        the address of record.
                                                                      - Proceeds may also be sent by wire or ACH.
(see "Other
                                                                      Features" on p. 42)
BY MONEY MARKET CHECKWRITING    - Regular accounts                    - Request the free checkwriting privilege on
your
                                                                      application.
                                - Alleghany/Chicago Trust Money
                                  Market Fund only                    - Verify that the shares to be sold were
purchased more than
                                                                      15 days or earlier or were purchased by wire.
                                                                      - You may write unlimited checks, each for
$500 or more. You
                                                                      cannot close an account by writing a check.
                                                                      - You continue to earn dividends until checks
are presented
                                                                      for payment. There is a $30 charge for
returned checks.
                                                                      - Currently, there is no charge for this
privilege, but the
                                                                      Fund reserves the right to add one.
                                                                      - Canceled checks are available upon request
but there is a
                                                                      fee to receive them.
                                                                      - The Fund may cancel this privilege at any
time by giving
                                                                      notice to you.

SELLING SHARES
BY PHONE
800 992-8151
BY INTERNET
WWW.ALLEGHANYFUNDS.COM
BY MONEY MARKET CHECKWRITING

                                       41

Shareholder Information (continued)

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a signature guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require signature guarantees if:
- your address of record has changed within the past 30 days
- you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner

Signature guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $50,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. A notary public stamp or seal CANNOT be substituted for a signature guarantee.

SELLER                                   REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint, sole        - Letter of instruction
proprietorship, UGMA/UTMA, or general    - On the letter, the signatures and titles of all persons
partner accounts                         authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners of corporate or association       - Letter of instruction
accounts                                 - Corporate resolution certified within the past 12 months
                                         - On the letter, the signatures and titles of all persons
                                         authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners or trustees of trust accounts     - Letter of instruction
                                         - On the letter, the signature of the trustee(s)
                                         - If the names of all trustees are not registered on the
                                         account, a copy of the trust document certified within the past 12 months
                                         - Signature guarantee, if applicable (see above)
Joint tenancy shareholders whose co-     - Letter of instruction signed by the surviving tenant
tenants are deceased                     - Copy of death certificate
                                         - Signature guarantee, if applicable (see above)
Executors of shareholder estates         - Letter of instruction signed by executor
                                         - Copy of order appointing executor
                                         - Signature guarantee, if applicable (see above)
Administrators, conservators,            - Call 800 992-8151 for instructions
guardians and other sellers or
account types not listed above
IRA accounts                             - IRA distribution request form completed and signed. Call
                                           800 992-8151 for a form.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System.
- You must authorize Alleghany Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- Please remember that if you request redemptions by wire, $20 will be deducted from the amount redeemed. Your bank also may charge a fee.

                                       42

Shareholder Information (continued)

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Alleghany Funds account(s).
- You must authorize Alleghany Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are complete within three business days of your call.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 of the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

INVOLUNTARY REDEMPTIONS
To reduce expenses, we may sell your shares and close your account if the value of your account falls below $50. We will give you 30 days' notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

TRANSACTION POLICIES
CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) is used to price your purchase or sale. The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Generally, market quotes are used to price securities. If accurate market quotations are not available, securities are valued at fair value in accordance with guidelines adopted by the Board of Trustees.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser and in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy and sell requests are executed at the NAV next calculated after Alleghany Funds or an authorized broker or designee receives your mail or telephone request in proper form. Under normal circumstances, purchase orders and redemption requests for ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND must be received by 1:00 p.m. ET for same day processing. On days when the Federal Reserve Cash Settlement System closes earlier than normal, this time may be accelerated. Sales proceeds are normally sent on the next business day, but are always sent within seven days of receipt of a request in proper form. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Alleghany Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Alleghany Funds.

Alleghany Funds reserves the right to:
- reject any purchase order
- suspend the offering of fund shares
- change the initial and additional investment minimums or waive these minimums for any investor
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned.

MONEY MARKET TRADING
For ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND, your purchase will be processed at the net asset value calculated after your investment has been converted to federal funds. On days when the NYSE is open for trading and Federal banks are closed (currently, Columbus Day and Veterans Day), conversion into federal funds does not occur until the next business day. If you invest by check or a non-federal funds wire, you should allow one business day after receipt for conversion into federal funds. Checks must be made payable to "Alleghany Funds."

SHORT-TERM TRADING
The Funds are not designed for frequent trading and certain purchase or exchange requests may be difficult to implement in times of drastic market changes. The Funds reserve the right to refuse any purchase or exchange order that could adversely
                                       43

Shareholder Information (continued)

affect the Funds or their operations. The Funds also reserve to right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

REDEMPTION FEES
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND and ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create significant additional transaction costs that are borne by all shareholders. For these reasons, Alleghany/Blairlogie International Developed Fund and Alleghany/ Blairlogie Emerging Markets Fund assess a 2% fee on redemptions (including exchanges) of fund shares held for less than 90 days.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Funds' long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the 90-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be charged. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains).

ACCOUNT POLICIES AND DIVIDENDS
ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
- after any change of name or address of the registered owner(s)

MAILINGS TO SHAREHOLDERS
To help reduce fund expenses and environmental waste, Alleghany Funds combines mailings for multiple accounts going to a single household by delivering fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your fund mailings and would prefer to receive separate mailings with multiple copies of fund reports, please call one of our Shareholder Service Representatives at 800 992-9151. We will continue to distribute reports to you in separate mailings.

DIVIDENDS
The following table shows the Funds' distribution schedule.

                             DISTRIBUTION SCHEDULE

FUNDS                           DIVIDENDS
Equity                          - Declared and paid quarterly
International Equity            - Declared and paid annually
Balanced                        - Declared and paid quarterly
Fixed Income                    - Declared and paid monthly
Money Market                    - Declared daily and paid monthly

FUNDS                         CAPITAL GAINS DISTRIBUTION
Equity                        - Distributed at least once a year, in December
International Equity          - Distributed at least once a year, in December
Balanced                      - Distributed at least once a year, in December
Fixed Income                  - Distributed at least once a year, in December
Money Market                  - Distributed at least once a year, in December

DIVIDEND REINVESTMENTS
Many investors have their dividends reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

                                       44


Shareholder Information (continued)

ADDITIONAL INVESTOR SERVICES
AUTOMATIC INVESTMENT PLAN
The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Alleghany Fund(s) of your choice. You determine the amount of your investment, and you can terminate the program at any time. To take advantage of this feature:
- complete the appropriate sections of the account application
- if you are using the Automatic Investment Plan to open an account, make a check ($50 minimum) payable to "Alleghany Funds." Mail your check and application to Alleghany Funds, P.O. Box 5164, Westborough, MA 01581.

ALLEGHANY FUNDS WEB SITE
Alleghany Funds maintains a Web site located at http://www.AlleghanyFunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and the Funds' NAVs through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Shareholder Service Representatives will ask a series of questions to verify your identify and assign a temporary PIN that will allow you to log onto Shareholder Account Access on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, Automated Clearing House (ACH) instructions or other options established on your account.

Our Web site is highly secure to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed.

SYSTEMATIC WITHDRAWAL PLAN
This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:
- you must have at least $50,000 in your account
- determine the schedule: monthly, quarterly, semi-annually or annually
- call 800 992-8151 to add a systematic withdrawal plan to your account

RETIREMENT PLANS
Alleghany Funds offers a range of retirement plans, including Traditional, Roth and Education IRAs, SIMPLE IRAs, SEP IRAs, 401(k) plans, money purchase pension and profit-sharing plans. Using these plans, you can invest in any Alleghany Fund with a low minimum investment of $500. There is no annual maintenance fee for IRAs. To find out more, call Alleghany Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES
To pay for the cost of promoting the Funds and servicing your shareholder account, the Funds, except for ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND, have adopted a Rule 12b-1 distribution plan. Under this plan, an annual fee of not more than 0.25% is paid out of each Fund's average daily net assets to reimburse the distributor for certain expenses associated with the distribution of fund shares. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Alleghany Funds attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. Under policies established by the Board of Trustees, there may be times when Alleghany Funds may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Advisers generally determine in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, Alleghany Funds considers a broker-dealer's reliability, the quality of its execution services and its financial condition. In executing portfolio transactions, preference may be given to brokers who have sold shares of the Funds.

                                       45



Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in Alleghany Funds. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the tax consequence of investing in the Funds is included in the Statements of Additional Information.

- The Funds pay dividends and distribute capital gains at different intervals. A dividend is a payment of net investment income to investors who hold shares in a mutual fund. A distribution is the payment of income and/or capital gain from a mutual fund's earnings. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income are taxable to you as ordinary income.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of a fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of a fund.

- When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

- Each Fund is obligated by law to withhold 31% of Fund distributions if you do not provide complete and correct taxpayer identification information.

                                       46



Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). For all Funds for the fiscal year ended October, 31, 1999 (for Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, the period May 1, 1999 through October 31, 1999), this information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information
(SAI), which is available upon request. For Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, information prior to June 30, 1998 has been audited by PricewaterhouseCoopers LLP.

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND

                                                            Year         Year        Year       Year      Period
                                                           Ended        Ended       Ended      Ended       Ended
                                                          10/31/99     10/31/98    10/31/97   10/31/96   10/31/95*
Net Asset Value, Beginning of Period                         $26.49       $22.68    $17.08     $13.16      $10.00
                                                         ----------   ----------   --------   --------    -------
  Income from Investment Operations
  Net investment income (loss)                                (0.04)       (0.05)    (0.05)        --        0.02
  Net realized and unrealized gain on investments              7.64         4.07      5.79       3.93        3.16
                                                         ----------   ----------   --------   --------    -------
  Total from investment operations                             7.60         4.02      5.74       3.93        3.18
                                                         ----------   ----------   --------   --------    -------
  Less Distributions
  Distributions from and in excess
  of net investment income                                       --           --        --      (0.01)      (0.02)
  Distributions from net realized
  gain on investments                                         (0.94)       (0.21)    (0.14)        --          --
                                                         ----------   ----------   --------   --------    -------
  Total distributions                                         (0.94)       (0.21)    (0.14)     (0.01)      (0.02)
                                                         ----------   ----------   --------   --------    -------
Net increase in net asset value                                6.66         3.81      5.60       3.92        3.16
                                                         ----------   ----------   --------   --------    -------
Net Asset Value, End of Period                               $33.15       $26.49    $22.68     $17.08      $13.16
                                                         ==========   ==========   ========   ========    =======
Total Return                                                  29.34%       17.90%    33.82%     29.91%      31.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                     $1,612,796   $1,004,356   $479,557   $166,243    $40,355
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               1.05%        1.12%     1.24%      1.32%       1.87%
  After reimbursement of expenses by Adviser(1)                1.05%        1.12%     1.23%      1.28%       1.30%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(1)              (0.16)%      (0.22)%   (0.38)%    (0.10)%     (0.36)%
  After reimbursement of expenses by Adviser(1)               (0.16)%      (0.22)%   (0.37)%    (0.06)%      0.20%
Portfolio Turnover(2)                                         31.59%       29.81%    18.65%     26.36%      34.46%

*Alleghany/Montag & Caldwell Growth Fund Class N Shares commenced operations on November 2, 1994.
(1)Annualized
(2)Not annualized.

                                       47


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
Net Asset Value, Beginning of Period                         $23.06     $19.73     $16.17     $12.90      $10.11
                                                            --------   --------   --------   --------   --------
  Income from Investment Operations
  Net investment income (loss)                                (0.06)     (0.02)      0.08       0.11        0.09
  Net realized and unrealized gain on investments              6.14       4.73       3.91       3.34        2.79
                                                            --------   --------   --------   --------   --------
  Total from investment operations                             6.08       4.71       3.99       3.45        2.88
                                                            --------   --------   --------   --------   --------
  Less Distributions
  Distributions from and in excess
  of net investment income                                       --      (0.01)     (0.09)     (0.11)      (0.09)
  Distributions from net realized
  gain on investments                                         (1.43)     (1.37)     (0.34)     (0.07)         --
                                                            --------   --------   --------   --------   --------
  Total distributions                                         (1.43)     (1.38)     (0.43)     (0.18)      (0.09)
                                                            --------   --------   --------   --------   --------
Net increase in net asset value                                4.65       3.33       3.56       3.27        2.79
                                                            --------   --------   --------   --------   --------
Net Asset Value, End of Period                               $27.71     $23.06     $19.73     $16.17      $12.90
                                                            ========   ========   ========   ========   ========
Total Return                                                  27.71%     25.43%     25.16%     26.98%      28.66%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                        $490,189   $367,666   $274,608   $205,133   $172,296
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               1.06%      1.08%      1.12%      1.15%       1.50%
  After reimbursement of expenses by Adviser(1)                1.06%      1.08%      1.07%(2)    1.00%      1.09%(3)
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(1)              (0.25)%    (0.11)%     0.36%      0.62%       0.33%
  After reimbursement of expenses by Adviser(1)               (0.25)%    (0.11)%     0.41%      0.77%       0.74%
Portfolio Turnover                                            28.93%     34.21%     30.58%     25.48%       9.00%

(1)Annualized
(2)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(3)The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.

                                       48


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST TALON FUND

                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
Net Asset Value, Beginning of Period                         $13.16     $17.60     $14.39     $12.07     $10.25
                                                            -------    -------    -------    -------    -------
  Income from Investment Operations
  Net investment income (loss)                                (0.05)      0.07       0.11       0.04       0.09
  Net realized and unrealized gain (loss) on investments       0.34      (1.59)      4.38       3.01       1.84
                                                            -------    -------    -------    -------    -------
  Total from investment operations                             0.29      (1.52)      4.49       3.05       1.93
                                                            -------    -------    -------    -------    -------
  Less Distributions
  Distributions from and in excess
  of net investment income                                       --(a)   (0.09)     (0.09)     (0.03)     (0.11)
  Distributions from net realized
  gain on investments                                            --      (2.83)     (1.19)     (0.70)        --
                                                            -------    -------    -------    -------    -------
  Total distributions                                            --      (2.92)     (1.28)     (0.73)     (0.11)
                                                            -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                     0.29      (4.44)      3.21       2.32       1.82
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Period                               $13.45     $13.16     $17.60     $14.39     $12.07
                                                            =======    =======    =======    =======    =======
Total Return                                                   2.32%    (10.54)%    33.47%     26.51%     18.92%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                        $17,856    $22,728    $28,460    $17,418    $10,538
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               1.50%      1.46%      1.67%      1.98%      3.04%
  After reimbursement of expenses by Adviser(1)                1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(1)              (0.50)%     0.30%      0.34%     (0.38)%    (0.97)%
  After reimbursement of expenses by Adviser(1)               (0.30)%     0.46%      0.71%      0.30%      0.77%
Portfolio Turnover                                        101.44%     78.33%    112.72%    126.83%    229.43%

(1)Annualized
(a)Represents less than $0.01 per share

                                       49

Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                                 Period
                                                                  Ended
                                                                10/31/99*
Net Asset Value, Beginning of Period                              $10.00
                                                                 -------
  Income from Investment Operations
  Net investment income                                             0.04
  Net realized and unrealized loss on investments                  (0.85)
                                                                 -------
  Total from investment operations                                 (0.81)
                                                                 -------
  Less Distributions
  Distributions from and in excess of net investment income        (0.01)
  Total distributions                                              (0.01)
                                                                 -------
Net increase (decrease) in net asset value                         (0.82)
                                                                 -------
Net Asset Value, End of Period                                    $ 9.18
                                                                 =======
Total Return(1)                                                    (8.07)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                             $42,478
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)                    1.55%
  After reimbursement of expenses by Adviser(2)                     1.40%
Ratio of net investment income to average net assets:
  Before reimbursement of expenses by Adviser(2)                    0.36%
  After reimbursement of expenses by Adviser(2)                     0.51%
Portfolio Turnover(1)                                             156.55%

*The Fund commenced operations on November 10, 1998.
(1)Not Annualized
(2)Annualized

                                       50


Financial Highlights (continued)

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                  Year       Period
                                                                 Ended        Ended
                                                                10/31/99    10/31/98*
Net Asset Value, Beginning of Period                             $ 8.62       $10.00
                                                                -------      -------
  Income from Investment Operations
  Net investment income (loss)                                    (0.08)          --(a)
  Net realized and unrealized gain (loss) on investments           8.06        (1.38)
                                                                -------      -------
  Total from investment operations                                 7.98        (1.38)
                                                                -------      -------
Net Asset Value, End of Period                                   $16.60       $ 8.62
                                                                =======      =======
Total Return(1)                                                  92.92%       (13.80)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                            $57,282      $12,674
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)                   1.58%        1.54%
  After reimbursement of expenses by Adviser(2)                    1.41%(3)     1.50%
Ratio of net investment income to average net assets:
  Before reimbursement of expenses by Adviser(2)                   1.05%       (0.06)%
  After reimbursement of expenses by Adviser(2)                   (0.88)%      (0.02)%
Portfolio Turnover(1)                                            204.26%      111.52%

*Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.
(1)Not Annualized
(2)Annualized
(3)The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
(a)Represents less than $0.01 per share.

                                       51


Financial Highlights (continued)

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

                                                      Six        Ten                          Eight      Eleven
                                                     Months    Months     Year      Year     Months      Months
                                                     Ended      Ended     Ended     Ended     Ended      Ended
                                                    10/31/99   4/30/99   6/30/98   6/30/97   6/30/96   10/31/95*
Net Asset Value, Beginning of Period                 $12.70    $14.30    $13.05    $12.51    $11.73      $11.21
                                                     ------    ------    ------    ------    ------      ------
  Income from Investment Operations
  Net investment income (loss)                         0.06     (0.02)     0.17      0.06      0.69        0.02
  Net realized and unrealized gain on investments      0.61      0.16      1.69      1.09      0.72        1.01
                                                     ------    ------    ------    ------    ------      ------
  Total from investment operations                     0.67      0.14      1.86      1.15      1.41        1.03
                                                     ------    ------    ------    ------    ------      ------
  Less Distributions
  Distributions from and in excess
  of net investment income                               --        --     (0.03)       --     (0.42)      (0.08)
  Distributions from net realized
  gain on investments                                    --     (1.74)    (0.58)    (0.61)    (0.21)      (0.43)
                                                     ------    ------    ------    ------    ------      ------
  Total distributions                                    --     (1.74)    (0.61)    (0.61)    (0.63)      (0.51)
                                                     ------    ------    ------    ------    ------      ------
Net increase (decrease) in net asset value             0.67     (1.60)     1.25      0.54      0.78        0.52
                                                     ------    ------    ------    ------    ------      ------
Net Asset Value, End of Period                       $13.37    $12.70    $14.30    $13.05    $12.51      $11.73
                                                     ======    ======    ======    ======    ======      ======
Total Return(1)                                        5.35%     1.05%    15.33%     9.77%    12.33%       9.61%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                 $7,516    $5,278(3) $6,299    $2,302    $5,624        $675
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)       1.41%     1.41%     1.36%     1.38%     1.35%       1.34%
  After reimbursement of expenses by Adviser(2)        1.35%     1.41%     1.36%     1.38%     1.35%       1.34%
Ratio of net investment income
(loss) to average net assets:
  Before reimbursement of expenses by Adviser(2)       0.95%    (0.21)%    1.31%     0.52%     1.04%       0.50%
  After reimbursement of expenses by Adviser(2)        1.01%    (0.21)%    1.31%     0.52%     1.04%       0.50%
Portfolio Turnover(1)                                 28.91%    36.00%    60.00%    77.00%    60.00%      58.00%

(*)The Fund commenced operations on November 30, 1994.
(1)Not Annualized
(2)Annualized
(3)Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

                                       52


Financial Highlights (continued)

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

                                                 Six        Ten                          Eight
                                                Months    Months     Year      Year     Months     Year
                                                Ended      Ended     Ended     Ended     Ended      Ended
                                               10/31/99   4/30/99   6/30/98   6/30/97   6/30/96   10/31/95*

Net Asset Value, Beginning of Period            $10.42    $10.14    $13.95    $12.63    $11.24     $16.95
                                                ------    ------    ------    ------    ------     ------
  Income from Investment Operations
  Net investment income                           0.05      0.05      0.09        --      0.02         --
  Net realized and unrealized gain (loss)
  on investments                                  0.28      0.23     (3.90)     1.32      1.40      (4.95)
                                                ------    ------    ------    ------    ------     ------
  Total from investment operations                0.33      0.28     (3.81)     1.32      1.42      (4.95)
                                                ------    ------    ------    ------    ------     ------
  Less Distributions
  Distributions from and in excess
  of net investment income                          --        --        --        --     (0.03)     (0.05)
  Distributions from net realized
  gain on investments                               --        --        --        --        --      (0.71)
                                                ------    ------    ------    ------    ------     ------
  Total distributions                               --        --        --        --     (0.03)     (0.76)
                                                ------    ------    ------    ------    ------     ------
Net increase (decrease) in net asset value        0.33      0.28     (3.81)     1.32      1.39      (5.71)
                                                ------    ------    ------    ------    ------     ------
Net Asset Value, End of Period                  $10.75    $10.42    $10.14    $13.95    $12.63     $11.24
                                                ======    ======    ======    ======    ======     ======
Total Return(1)                                   3.26%     2.76%   (27.31)%   10.45%    12.70%    (27.96)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)            $1,729      $961(3) $1,339      $117      $368       $830
Ratio of expenses to average net assets:
  Before reimbursement of expenses by
    Adviser(2)                                    2.07%     1.68%     1.65%     1.69%     1.61%      1.62%
  After reimbursement of expenses by
    Adviser(2)                                    1.60%     1.68%     1.65%     1.69%     1.61%      1.62%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by
    Adviser(2)                                    0.41%     0.69%     0.81%     0.02%     0.18%      0.02%
  After reimbursement of expenses by
    Adviser(2)                                    0.88%     0.69%     0.81%     0.02%     0.18%      0.02%
Portfolio Turnover(1)                            46.93%    38.00%    52.00%    74.00%    74.00%    118.00%

(1)Not Annualized
(2)Annualized
(3)Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

                                       53


Financial Highlights (continued)

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

                                                             Year       Year       Year       Year      Period
                                                            Ended      Ended      Ended      Ended       Ended
                                                           10/31/99   10/31/98   10/31/97   10/31/96   10/31/95*
Net Asset Value, Beginning of Period                        $17.60     $16.01     $14.29     $12.12      $10.00
                                                           --------   --------   -------    -------     -------
  Income from Investment Operations
  Net investment income                                       0.29       0.27       0.25       0.27        0.26
  Net realized and unrealized gain on investments             2.73       1.97       2.93       2.17        2.09
                                                           --------   --------   -------    -------     -------
  Total from investment operations                            3.02       2.24       3.18       2.44        2.35
                                                           --------   --------   -------    -------     -------
  Less Distributions
  Distributions from and in excess
  of net investment income                                   (0.27)     (0.27)     (0.25)     (0.27)      (0.23)
  Distributions from net realized
  gain on investments                                        (0.94)     (0.38)     (1.21)        --          --
                                                           --------   --------   -------    -------     -------
  Total distributions                                        (1.21)     (0.65)     (1.46)     (0.27)      (0.23)
                                                           --------   --------   -------    -------     -------
Net increase in net asset value                               1.81       1.59       1.72       2.17        2.12
                                                           --------   --------   -------    -------     -------
Net Asset Value, End of Period                              $19.41     $17.60     $16.01     $14.29      $12.12
                                                           ========   ========   =======    =======     =======
Total Return(1)                                              17.83%     14.46%     24.26%     20.37%      23.75%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                       $160,286   $158,398   $82,719    $31,473     $21,908
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)              1.14%      1.18%      1.33%      1.58%       2.50%
  After reimbursement of expenses by Adviser(2)               1.14%      1.18%      1.25%      1.25%       1.25%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(2)              1.54%      1.67%      1.70%      1.83%       1.38%
  After reimbursement of expenses by Adviser(2)               1.54%      1.67%      1.78%      2.16%       2.63%
Portfolio Turnover(1)                                        34.79%     59.02%     28.13%     43.58%      27.33%

*Alleghany/Montag & Caldwell Balanced Fund commenced operations on November 2, 1994.
(1)Not Annualized
(2)Annualized

                                       54


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                                                             Year       Year       Year       Year      Period
                                                            Ended      Ended      Ended      Ended       Ended
                                                           10/31/99   10/31/98   10/31/97   10/31/96   10/31/95*
Net Asset Value, Beginning of Period                        $12.03     $11.06     $ 9.60     $ 8.43       $8.34
                                                           --------   --------   --------   --------   --------
  Income from Investment Operations
  Net investment income                                       0.27       0.27       0.28       0.27        0.03
  Net realized and unrealized gain on investments             1.71       1.65       1.60       1.16        0.06
                                                           --------   --------   --------   --------   --------
  Total from investment operations                            1.98       1.92       1.88       1.43        0.09
                                                           --------   --------   --------   --------   --------
  Less Distributions
  Distributions from and in excess
  of net investment income                                   (0.26)     (0.27)     (0.28)     (0.26)         --
  Distributions from net realized
  gain on investments                                        (0.71)     (0.68)     (0.14)        --          --
                                                           --------   --------   --------   --------   --------
  Total distributions                                        (0.97)     (0.95)     (0.42)     (0.26)         --
                                                           --------   --------   --------   --------   --------
Net increase in net asset value                               1.01       0.97       1.46       1.17        0.09
                                                           --------   --------   --------   --------   --------
Net Asset Value, End of Period                              $13.04     $12.03     $11.06     $ 9.60       $8.43
                                                           ========   ========   ========   ========   ========
Total Return(1)                                              17.26%     18.50%     20.10%     17.21%       1.08%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                       $294,426   $219,362   $187,993   $156,703   $152,820
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)              1.06%      1.08%      1.13%      1.17%       1.19%
  After reimbursement of expenses by Adviser(2)               1.06%      1.08%      1.07%(3)    1.00%      1.00%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(2)              2.13%      2.30%      2.70%      2.79%       2.56%
  After reimbursement of expenses by Adviser(2)               2.13%      2.30%      2.76%      2.96%       2.73%
Portfolio Turnover(1)                                        25.05%     40.28%     34.69%     34.29%       0.72%

*Alleghany/Chicago Trust Balanced Fund commenced operations on September 21,
1995.
(1)Not Annualized
(2)Annualized
(3)The Adviser's reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

                                       55


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST BOND FUND

                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
Net Asset Value, Beginning of Period                         $10.27     $10.13     $ 9.89     $ 9.94     $ 9.21
                                                            --------   --------   --------   -------    -------
  Income from Investment Operations
  Net investment income                                        0.61       0.60       0.61       0.60       0.60
  Net realized and unrealized gain (loss) on investments      (0.51)      0.15       0.23      (0.05)      0.73
                                                            --------   --------   --------   -------    -------
  Total from investment operations                             0.10       0.75       0.84       0.55       1.33
                                                            --------   --------   --------   -------    -------
  Less Distributions
  Distributions from and in excess
  of net investment income                                    (0.61)     (0.61)     (0.60)     (0.60)     (0.60)
                                                            --------   --------   --------   -------    -------
  Distributions from net realized
  gain on investments                                         (0.05)        --         --         --         --
                                                            --------   --------   --------   -------    -------
  Total distributions                                         (0.66)     (0.61)     (0.60)     (0.60)     (0.60)
                                                            --------   --------   --------   -------    -------
Net increase (decrease) in net asset value                    (0.56)      0.14       0.24      (0.05)      0.73
                                                            --------   --------   --------   -------    -------
Net Asset Value, End of Period                               $ 9.71     $10.27     $10.13     $ 9.89     $ 9.94
                                                            ========   ========   ========   =======    =======
Total Return                                                   1.02%      7.66%      8.84%      5.76%     14.89%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                        $133,408   $160,561   $120,532   $72,211    $70,490
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               0.93%      0.96%      1.02%      1.10%      1.54%
  After reimbursement of expenses by Adviser(1)                0.80%      0.80%      0.80%      0.80%      0.80%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(1)               5.91%      5.79%      6.02%      5.89%      5.78%
  After reimbursement of expenses by Adviser(1)                6.04%      5.95%      6.24%      6.19%      6.52%
Portfolio Turnover                                            49.83%     45.29%     17.76%     41.75%     68.24%

(1)Annualized

                                       56


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
Net Asset Value, Beginning of Period                         $10.36     $10.19     $10.06     $10.08     $ 9.56
                                                            -------    -------    -------    -------    -------
  Income from Investment Operations
  Net investment income                                        0.46       0.44       0.38       0.38       0.35
  Net realized and unrealized gain (loss) on investments      (0.63)      0.17       0.12      (0.02)      0.52
                                                            -------    -------    -------    -------    -------
  Total from investment operations                            (0.17)      0.61       0.50       0.36       0.87
                                                            -------    -------    -------    -------    -------
  Less Distributions
  Distributions from and in excess
  of net investment income                                    (0.46)     (0.44)     (0.37)     (0.38)     (0.35)
                                                            -------    -------    -------    -------    -------
  Total distributions                                         (0.46)     (0.44)     (0.37)     (0.38)     (0.35)
                                                            -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                    (0.63)      0.17       0.13      (0.02)      0.52
                                                            -------    -------    -------    -------    -------
Net Asset Value, End of Period                               $ 9.73     $10.36     $10.19     $10.06     $10.08
                                                            =======    =======    =======    =======    =======
Total Return                                                  (1.77)%     6.17%      5.13%      3.59%      9.29%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                        $17,219    $13,210    $12,379    $11,186    $11,679
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               1.20%      1.41%      1.64%      1.53%      2.16%
  After reimbursement of expenses by Adviser(1)                0.10%      0.35%(2)    0.90%     0.90%      0.90%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(1)               3.45%      3.22%      3.00%      3.11%      2.37%
  After reimbursement of expenses by Adviser(1)                4.55%      4.28%      3.74%      3.74%      3.63%
Portfolio Turnover                                            22.83%     34.33%     16.19%     27.47%     42.81%

(1)Annualized
(2)The Adviser's expense reimbursement level, which reduces the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.

                                       57


Financial Highlights (continued)

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                                              Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                            10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
Net Asset Value, Beginning of Period                          $1.00      $1.00      $1.00      $1.00       $1.00
                                                            --------   --------   --------   --------   --------
  Income from Investment Operations
  Net investment income                                        0.05       0.05       0.05       0.05        0.03
                                                            --------   --------   --------   --------   --------
  Less distributions from net investment income               (0.05)     (0.05)     (0.05)     (0.05)      (0.03)
                                                            --------   --------   --------   --------   --------
Net Asset Value, End of Period                                $1.00      $1.00      $1.00      $1.00       $1.00
                                                            ========   ========   ========   ========   ========
Total Return                                                   4.76%      5.24%      5.15%      5.14%       5.56%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                        $335,140   $281,389   $238,551   $225,536   $206,075
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(1)               0.51%      0.52%      0.56%      0.59%       0.63%
  After reimbursement of expenses by Adviser(1)                0.51%      0.51%(2)    0.50%     0.50%       0.43%(3)
Ratio of net investment income
to average net assets
  Before reimbursement of expenses by Adviser(1)               4.63%      5.13%      5.00%      4.93%       5.24%
  After reimbursement of expenses by Adviser(1)                4.63%      5.14%      5.06%      5.02%       5.44%

(1)Annualized
(2)Effective February 27, 1998, the Adviser is no longer waiving fees or reimbursing expenses.
(3)The Adviser's expense reimbursement level, which affects the net expense ration, changed from 0.40% to 0.50% on July 12, 1995.

                                       58


General Information

If you wish to know more about Alleghany Funds, you will find additional information in the following documents.

SHAREHOLDER REPORTS
You will receive semi-annual reports dated April 30 and annual reports, audited by independent accountants, dated October 31. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, which is incorporated into this prospectus by reference and dated February 15, 2000, is available to you without charge. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

CONTACTING ALLEGHANY FUNDS
You can get free copies of the reports and SAI, request other information and discuss your questions about the Funds by contacting:

Address:   Alleghany Funds
           P.O. Box 5164
           Westborough, MA 01581

Phone:     Shareholder Services            800 992-8151
           Fund Literature                 800 391-2473
           Investment Advisor Services     800 597-9704

Web site:  www.AlleghanyFunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR Database on the SEC's web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington D.C. 20549-0102 or by e-mailing the SEC at publicinfo@sec.gov.

Investment Company Act File Number: 811-8004

                                                                            AG01



[ALLEGHANY FUNDS LOGO]

                                                       CLASS I SHARES
      Prospectus
                                 ALLEGHANY FUNDS

                                 Montag & Caldwell Growth Fund
                                 Alleghany/Chicago Trust Growth & Income Fund
                                 Alleghany/Blairlogie International Developed
                                 Fund
                                 Alleghany/Blairlogie Emerging Markets Fund
                                 Montag & Caldwell Balanced Fund
                                 Alleghany/Chicago Trust Bond Fund

                     FEBRUARY 15, 2000

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares
or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.


[ALLEGHANY FUNDS LOGO]
Thank you for your interest in Alleghany Funds. Alleghany Funds offer investors a variety of investment opportunities. This prospectus pertains only to Class I shares of Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund, members of the Alleghany Funds Family.
For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.
------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
------------------------------

                                   TABLE OF CONTENTS

                                                                                                      Page
                                                     CATEGORIES OF ALLEGHANY FUNDS                      3
                                                     FUND SUMMARIES
                                                     Investment Objectives, Principal Investment
                                                       Strategies and Risks
                                                         EQUITY FUNDS
                                                         Montag & Caldwell Growth Fund                  4
                                                         Alleghany/Chicago Trust Growth & Income
                                                           Fund                                         5
                                                         INTERNATIONAL EQUITY FUNDS
                                                         Alleghany/Blairlogie International
                                                           Developed Fund                               6
                                                         Alleghany/Blairlogie Emerging Markets
                                                           Fund                                         8
                                                         BALANCED FUND
                                                         Montag & Caldwell Balanced Fund               10
                                                         FIXED INCOME FUND
                                                         Alleghany/Chicago Trust Bond Fund             12
                                                         FUND EXPENSES                                 14

                                                     INVESTMENT TERMS                                  15
                                                     MORE ABOUT ALLEGHANY FUNDS
                                                         RISK SUMMARY                                  17
                                                         OTHER INVESTMENT STRATEGIES                   18
                                                     MANAGEMENT OF THE FUNDS
                                                         THE ADVISERS
                                                         The Chicago Trust Company                     20
                                                         Montag & Caldwell, Inc.                       21
                                                         Blairlogie Capital Management                 21
                                                     SHAREHOLDER INFORMATION
                                                         OPENING AN ACCOUNT: BUYING SHARES             22
                                                         EXCHANGING SHARES                             23
                                                         SELLING/REDEEMING SHARES                      24
                                                         TRANSACTION POLICIES                          27
                                                         ACCOUNT POLICIES AND DIVIDENDS                28
                                                         ADDITIONAL INVESTOR SERVICES                  29
                                                         PORTFOLIO TRANSACTIONS AND BROKERAGE
                                                           COMMISSIONS                                 29

                                                     DIVIDENDS, DISTRIBUTIONS AND TAXES                30

                                                     FINANCIAL HIGHLIGHTS                              31

                                                     GENERAL INFORMATION                              Back
                                                                                                       Cover


Categories of Alleghany Funds

Alleghany Funds is a no-load, open-end management investment company which consists of twelve separate diversified investment portfolios, including equity, balanced, fixed income and money market funds.

EQUITY FUNDS
EQUITY FUNDS invest principally in stocks and other equity securities. Equity funds have greater growth potential than many other funds, but they also have greater risk.

WHO MAY WANT TO INVEST IN EQUITY FUNDS
Equity funds may be appropriate if you:
- have a long-term investment goal (five years or more)
- can accept higher short-term risk in return for higher long-term return potential
- want to diversify your investments

Equity funds may not be appropriate if you want:
- a stable share price
- a short-term investment
- regular income

BALANCED FUNDS
BALANCED FUNDS invest in a mix of stocks and fixed income securities and combine the benefits of both types of securities - capital appreciation or growth from stocks and income from fixed income securities. Like most other mutual funds, the share price of a balanced fund moves up and down in response to changes in the stock market and interest rates.

WHO MAY WANT TO INVEST IN BALANCED FUNDS
Balanced funds may be appropriate if you want:
- capital appreciation and current income
- balanced diversified investment

FIXED INCOME FUNDS
FIXED INCOME FUNDS invest in corporate and government bonds and other fixed income securities. These funds provide regular income; municipal bond funds provide federally tax-exempt income. The obligations are generally secured by the assets of the issuer.

WHO MAY WANT TO INVEST IN FIXED INCOME FUNDS
Fixed income funds may be appropriate if you want:
- regular income
- less volatility than equity funds
- portfolio diversification

Fixed income funds may not be appropriate if you want:
- capital appreciation

No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
- the value of fund shares will rise and fall
- you could lose money
- you cannot be certain that a fund will achieve its investment objective

                                        3


EQUITY FUNDS: LARGE CAP

Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that:
- have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
- have strong balance sheets
- have a sustainable competitive advantage
- are currently, or have the potential to become, industry leaders
- have the potential to outperform during market downturns

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1997                                                                             32.17
1998                                                                             32.26
1999                                                                             22.90

Best quarter:            12/98    27.08%
Worst quarter:            9/98   -14.24%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the S&P 500 and the Lipper Large-Cap Growth Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Montag &                    Lipper
                 Caldwell      S&P 500      Large-Cap
                Growth Fund     Index     Growth Index
-----------------------------------------------------------

    1 year        22.90%       21.04%        34.82%
-----------------------------------------------------------

    Since
    Inception(1)   29.55%      27.15%        31.00%
-----------------------------------------------------------

(1)Fund's Inception: June 28, 1996

                                        4


EQUITY FUNDS: LARGE CAP

Alleghany/Chicago Trust Growth & Income Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return through a combination of capital appreciation and current income by investing primarily in a combination of stocks and bonds.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio manager uses a bottom-up approach and invests in a combination of securities that offer potential for growth and/or income, including primarily large-cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. Companies for possible selection must pass an initial capitalization screen. The portfolio manager then identifies stocks of companies with the following characteristics compared to S&P 500 Index averages:
- higher sales and operating earnings growth
- more stable earnings growth rates
- lower debt-to-capital ratio
- higher return on equity
- market capitalization over $1 billion

The portfolio manager also considers the quality of company management and the strength of the company's position among its competitors. In addition, the portfolio manager assesses the long-term economic outlook and the risk/return of securities in allocating investments among industry sectors.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
Class I shares of the Fund have not commenced operations and do not have any performance history. Performance information will be included in the Fund's next annual or semi-annual report.

                                        5


EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie International Developed Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a diversified portfolio of international equity securities of developed markets. In selecting securities, the portfolio manager combines top-down country selection with bottom-up stock selection to attempt to maximize returns while controlling risk. In choosing countries, the portfolio manager uses a model that evaluates five key criteria:
- macroeconomics
- monetary issues
- earnings momentum
- market valuation
- technical performance

In choosing stocks, the portfolio manager considers such factors as:
- strong balance sheets
- history of earnings growth
- performance within a stock/company's industry
- attractive price-to-earnings value and price-to-book value

The portfolio may include securities that ultimately comprise the MSCI EAFE Index, but it is not limited to those securities or their weightings in the Index.

If practicable, the portfolio manager also considers the company's environmental business practices based on the availability of such information.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

                                        6

EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie International Developed Fund (continued)

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The following additional risks apply to the Fund.

FOREIGN SECURITIES RISK: The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than U.S. traded securities. Specific risks may include:

     - CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

     - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, governmental instability or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

     - REGULATORY RISK: In developed foreign countries, typically there are little or no uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those of U.S. companies.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN*

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                              7.05
1995                                                                             17.13
1996                                                                              5.83
1997                                                                              1.92
1998                                                                             23.92
1999                                                                             21.13

Best quarter:           3/98    18.96%
Worst quarter:          9/98   -15.85%

*For 1994-1998, the performance figures
reflected are those of a predecessor fund, PIMCO International Developed Fund.

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the MSCI
EAFE Index and the Lipper International Fund
Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                  Alleghany/
                  Blairlogie                      Lipper
                International     MSCI EAFE    International
                Developed Fund      Index       Fund Index
----------------------------------------------------------------

    1 year          21.13%         27.30%         37.83%
----------------------------------------------------------------

    5 years         13.65%         13.15%         15.96%
----------------------------------------------------------------

    Since
    Inception(1)     12.38%        11.81%         14.77%
----------------------------------------------------------------

(1)Fund's inception: June 8, 1993

                                        7


EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie Emerging Markets Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks of companies located in countries identified as emerging markets countries. In selecting securities, the portfolio manager combines top-down country selection with bottom-up stock selection to attempt to maximize returns while controlling risk. In choosing countries, the portfolio manager uses a model that evaluates five key criteria:
- macroeconomics
- monetary issues
- earnings momentum
- market valuation
- technical performance

The Fund invests primarily but not exclusively in some or all of the following emerging market countries:

Argentina       Greece        Jordan        Poland        Taiwan
Brazil          Hong Kong     Malaysia      Romania       Thailand
Chile           Hungary       Mexico        Russia        Turkey
China           India         Pakistan      South Africa  Venezuela
Colombia        Indonesia     Peru          South Korea   Zimbabwe
Czech Republic  Israel        Philippines   Sri Lanka

In choosing stocks, the portfolio manager considers such factors as:
- strong balance sheets
- history of earnings growth
- performance within a stock/company's industry
- attractive price-to-earnings value and price-to-book value

If practicable, the portfolio manager also considers the company's environmental business practices based on the availability of such information.

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock market or its peers. Also, a fund could fail to meet its investment objective.

                                        8


EQUITY FUNDS: INTERNATIONAL

Alleghany/Blairlogie Emerging Markets Fund (continued)

VALUE STOCK RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than growth stocks. The market value of these stocks tends to be more volatile than large-cap company stocks. They generally offer greater potential for gain as well as for loss. Because different types of stocks go out of favor with investors depending on market and economic conditions, a fund's return may be adversely affected during market downturns and when value stocks are out of favor.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. Investing in countries that are considered emerging markets poses additional risks. The following additional risks apply to the Fund.

FOREIGN SECURITIES RISK: The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than U.S. traded securities. Specific risks may include:

     - CURRENCY RISK: The value of the securities held by a fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms.

     - POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, governmental instability or other political, governmental or economic actions can adversely affect the value of the securities in a fund.

     - REGULATORY RISK: In foreign countries, typically there are little or no uniform accounting, auditing or financial reporting standards or other regulatory practices and requirements that are common with U.S. companies.
EMERGING MARKETS RISK: Emerging market countries typically have economic structures that are less diverse and mature than those of developed countries. Their political systems may be less stable, and they may have less developed legal systems. National policies may restrict foreign investments. The small size of the securities market can make investments illiquid. The value of the investments may fluctuate more widely than in developed countries. Special custody arrangements may also be needed.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN*

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1994                                                                             -7.78
1995                                                                            -12.54
1996                                                                              4.82
1997                                                                             -2.01
1998                                                                            -27.39
1999                                                                             60.02

*For 1994-1998, the performance figures
reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

Best quarter:          12/93    33.62%
Worst quarter:          9/98   -25.25%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of the MSCI
Emerging Markets Free Index and the Lipper
Emerging Markets Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                 Alleghany/        MSCI         Lipper
                 Blairlogie      Emerging      Emerging
                  Emerging       Markets       Markets
                Markets Fund    Free Index    Fund Index
------------------------------------------------------------

    1 year         60.02%         66.41%        68.97%
------------------------------------------------------------

    5 years         0.86%          2.00%         3.02%
------------------------------------------------------------

    Since
    Inception(1)     6.42%         7.51%           N/A
------------------------------------------------------------

(1)Fund's inception: June 1, 1993

                                        9



BALANCED FUND

Montag & Caldwell Balanced Fund

INVESTMENT OBJECTIVE
The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a combination of equity, fixed income, and short-term securities.

Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities, and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that:
- have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
- have strong balance sheets
- have a sustainable competitive advantage
- are currently, or have the potential to become, industry leaders
- have the potential to outperform during market downturns

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily by adjusting the portfolio duration and sector weightings. The portfolio manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
- U.S. Government securities
- corporate bonds
- mortgage/asset-backed securities
- money market securities and repurchase agreements

                                       10


BALANCED FUND

Montag & Caldwell Balanced Fund (continued)

PRINCIPAL RISKS OF INVESTING IN THIS FUND
MARKET RISK: A fund's share price moves up and down over the short term in response to stock market conditions, changes in the economy and a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

GROWTH STOCK RISK: As a group, growth stocks tend to go through periodic cycles of outperforming and underperforming the general stock market. During periods of growth stock underperformance, a fund's performance may suffer.

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the stock or bond market or its peers. Also, a fund could fail to meet its investment objective.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

ISSUER RISK: The price of a bond is affected by the issuer's credit quality. Changes in an issuer's financial condition and general economic conditions can affect an issuer's credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
The bar chart shows the Fund's performance for the period shown. This information may help illustrate the risks of investing in the Fund.
As with all mutual funds, past performance does not guarantee future performance.

          CALENDAR YEAR TOTAL RETURN

[BAR GRAPH]

                                                                             TOTAL RETURN
                                                                             ------------
1999                                                                             13.10

Best quarter:          12/99   10.80%
Worst quarter:          9/99   -2.99%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of 60% S&P 500
Index/40% Lehman Brothers Government Corporate
Index and the Lipper Balanced Fund Index.

          AVERAGE ANNUAL TOTAL RETURN
   (For the periods ended December 31, 1999)

                                60% S&P 500
                                 Index/40%
                              Lehman Brothers
                Montag &        Government        Lipper
                Caldwell         Corporate       Balanced
              Balanced Fund        Index        Fund Index
--------------------------------------------------------------

    1 year       13.10%           11.40%          8.98%
--------------------------------------------------------------

    Since
    Inception(1)    13.10%        11.40%          8.98%
--------------------------------------------------------------

(1)Fund's Inception: December 31, 1998

                                       11



FIXED INCOME FUND

Alleghany/Chicago Trust Bond Fund

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with prudent risk of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in a broad range of intermediate-term investment-grade fixed income securities. The portfolio manager uses a combination of quantitative and fundamental research, including risk/reward and credit risk analysis, in choosing securities. The dollar-weighted average maturity of the bonds in the Fund is normally between three and ten years. Investments may include:
- U.S. Government securities
- corporate bonds
- debentures and convertible debentures
- zero-coupon bonds
- mortgage/asset-backed securities
- Yankee bonds

PRINCIPAL RISKS OF INVESTING IN THIS FUND
INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a bond issue.

ISSUER RISK: The price of a bond is affected by the issuer's credit quality. Changes in an issuer's financial condition and general economic conditions can affect an issuer's credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds.

BELOW INVESTMENT-GRADE SECURITIES RISK: Bonds and other fixed income securities are rated by the national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. There are several categories of investment grade securities, and those rated in the lower categories are more risky than those rated in the higher categories.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risks. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the fund may be forced to reinvest the proceeds in lower yield, higher priced securities. This may reduce a fund's total return.

                                       12


FIXED INCOME FUND

Alleghany/Chicago Trust Bond Fund (continued)

MANAGER RISK: If a fund manager makes errors in security selection, a fund may underperform the bond market or its peers. Also, a fund could fail to meet its investment objective.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect a fund's value or prevent a fund from being able to take advantage of other investment opportunities.

See page 17 for a chart that compares the risks of investing in this Fund with other Alleghany Funds.

FUND PERFORMANCE
Class I shares of the Fund have not commenced operations and do not have any performance history. Performance information will be included in the Fund's next annual or semi-annual report.

                                       13



Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing with Alleghany Funds, you do not incur any sales loads, redemption fees or exchange fees, except that a redemption fee of 2.00% is charged when you redeem shares of ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND or ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND within 90 days of purchase.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a fund's assets and are expressed as an expense ratio, which is a percentage of average net assets.

                                                                                       TOTAL                NET
                                                              MANAGEMENT    OTHER     EXPENSE     FEE     EXPENSE
FUND(2)                                                          FEES      EXPENSES    RATIO    WAIVERS    RATIO
Montag & Caldwell Growth Fund                                    0.67%       0.09%     0.76%        --     0.76%
Alleghany/Chicago Trust Growth & Income Fund                     0.70        0.15      0.85         --     0.85(1)
Alleghany/Blairlogie International Developed Fund                0.85        0.31      1.16      (0.06)    1.10(1)
Alleghany/Blairlogie Emerging Markets Fund                       0.85        0.97      1.82      (0.47)   1.35(1)
Montag & Caldwell Balanced Fund                                  0.75        0.16      0.91         --     0.91
Alleghany/Chicago Trust Bond Fund                                0.55        0.13      0.68      (0.19)    0.49(1)

(1)The above table reflects a continuation of the Advisers' contractual undertakings to waive management fees and/or reimburse expenses exceeding the limits shown. The ratios shown above reflect the expenses incurred during the fiscal year ended October 31, 1999, except for ALLEGHANY/ CHICAGO TRUST GROWTH & INCOME FUND and ALLEGHANY/CHICAGO TRUST BOND FUND, which are estimated. The Advisers are contractually obligated to reimburse expenses for one year at the rates shown in the table.
(2)The Funds each offer two classes of shares that invest in the same portfolio of securities. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relate only to Class I shares, which are offered in this prospectus. Class N shares are offered in a separate prospectus.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown, assuming you reinvested all dividends and distributions and that the average annual return was 5%. The example assumes that operating expenses remained the same and includes only contractual fee waivers and reimbursements. The example is for comparison purposes only and does not represent a fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
Montag & Caldwell Growth Fund                                  $ 78           $243            $422            $  942
Alleghany/Chicago Trust Growth & Income Fund                     87            271             n/a               n/a
Alleghany/Blairlogie International Developed Fund               112            363             633             1,404
Alleghany/Blairlogie Emerging Markets Fund                      137            527             941             2,099
Montag & Caldwell Balanced Fund                                  93            290             504             1,120
Alleghany/Chicago Trust Bond Fund                                50            198             n/a               n/a

                                       14



Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

ASSET-BACKED SECURITIES. Securities that represent a participation in, or are secured by and payable from, payments generated by credit cards, motor vehicle or trade receivables and the like.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

CORPORATE BONDS. Fixed income securities issued by corporations.

DEBENTURES. Bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer.

DEVELOPED MARKETS. Countries that are considered to have a high level of overall economic and securities market development as well as stable financial and political policies. Developed countries generally include the United States, Japan and Western Europe.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond's price sensitivity to interest changes. The higher the duration number, the greater the risk and reward potential of the bond.

EMERGING MARKETS. Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

EQUITY SECURITIES. Equity securities include common stocks and preferred stocks and other securities convertible into common stock.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks that are issued by large companies. Alleghany Funds defines a large-cap company as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS GOVERNMENT CORPORATE INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MSCI EAFE INDEX. The Morgan Stanley Capital International Europe, Australasia, Far East Index, a market-weighted aggregate of 20 individual country indices/indexes that collectively represent many of the major world markets, excluding the U.S. and Canada.

MSCI EMERGING MARKETS FREE INDEX. The Morgan Stanley Capital International Emerging Markets Free Index, a market-capitalization weighted index composed of 26 of the world's developing markets.

MORTGAGE-BACKED SECURITIES. Securities backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent collections (pools) of commercial and residential mortgages.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value, which is the total market value of the fund's investment portfolio divided by the number of its shares outstanding. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

                                       15


Investment Terms (continued)

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified date.

                                       16



More About Alleghany Funds

RISK SUMMARY
The following chart compares the principal risks of investing in each Alleghany Fund.

                                      BELOW    CREDIT EMERGING  FOREIGN   GROWTH INTEREST ISSUER LIQUIDITY MANAGER
MARKET
                                    INVESTMENT        MARKETS  SECURITIES STOCK    RATE
                                      GRADE
                                    SECURITIES

Montag & Caldwell Growth Fund                                               X                                 X
X
Alleghany/Chicago Trust Growth &
 Income Fund                                                                X                                 X
X
Alleghany/Blairlogie International
 Developed Fund                                                    X                                 X        X
X
Alleghany/Blairlogie Emerging
 Markets Fund                                            X         X                                 X        X
X
Montag & Caldwell Balanced Fund                  X                          X       X       X                 X
X
Alleghany/Chicago Trust Bond Fund       X        X                                  X       X        X        X

                                        MID-    MUNICIPAL
                                        CAP     SECURITIES
                                      COMPANY

Montag & Caldwell Growth Fund
Alleghany/Chicago Trust Growth &
 Income Fund
Alleghany/Blairlogie International
 Developed Fund
Alleghany/Blairlogie Emerging
 Markets Fund                                       X
Montag & Caldwell Balanced Fund
Alleghany/Chicago Trust Bond Fund        X

ADDITIONAL RISKS
DEFENSIVE STRATEGY RISK
There may be times when a fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a fund would do this in seeking to avoid losses, it could reduce the benefit from any market upswings.

                                       17


More About Alleghany Funds (continued)

OTHER INVESTMENT STRATEGIES
In addition to the primary investment strategies described in our Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks and apply to each Fund unless otherwise indicated.

ADRS/EDRS
The Funds may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent. The funds have no intention of investing in unsponsored ADRs or EDRs.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

DERIVATIVES
Up to 20% of a Fund's assets can be invested in derivatives. Derivatives are used to enhance investment return or limit risk in a portfolio and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

Hedging involves using derivatives to hedge against an opposite position that a fund holds. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Using derivatives for purposes other than hedging is speculative.

FIXED INCOME SECURITIES
MONTAG & CALDWELL GROWTH FUND and ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a fund.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the 1933 Act. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities.

                                       18


More About Alleghany Funds (continued)

OTHER INVESTMENT STRATEGIES (CONTINUED)

                                              ADRS/EDRS  ASSET/MORTGAGE    BELOW     CMOS  COMMERCIAL  CORPORATE
CONVERTIBLE
                                                               -         INVESTMENT          PAPER       BONDS
SECURITIES
                                                             BACKED        GRADE              AND
                                                           SECURITIES    SECURITIES        SECURITIES
                                                                           ('JUNK              OF
                                                                          BONDS')            OTHER
                                                                                           INVESTMENT
                                                                                           COMPANIES

Montag & Caldwell Growth Fund                     X                                            X
X          X P
Alleghany/Chicago Trust Growth & Income Fund      X            X             X        X        X
X          X P
Alleghany/Blairlogie International Developed
 Fund                                             X            X                      X
X                       X
Alleghany/Blairlogie Emerging Markets Fund        X            X                      X
X                       X
Montag & Caldwell Balanced Fund                   X            X                      X        X          X
P         X P
Alleghany/Chicago Trust Bond Fund                             X P            X        X        X          X
P          X

                                              DEBENTURES   DERIVATIVES    EQUITY      FIXED      FOREIGN
PREFERRED  REPURCHASE
                                                  AND       (OPTIONS,   SECURITIES    INCOME    SECURITIES
STOCKS    AGREEMENTS
                                              CONVERTIBLE   FORWARDS,               SECURITIES
                                              DEBENTURES    FUTURES,
                                                             SWAPS)

Montag & Caldwell Growth Fund                     X             X          X P          X
X          X
Alleghany/Chicago Trust Growth & Income Fund                    X          X P          X                      X
P         X
Alleghany/Blairlogie International Developed
 Fund                                                           X          X P                     X
P                     X
Alleghany/Blairlogie Emerging Markets Fund                      X          X P                     X
P                     X
Montag & Caldwell Balanced Fund                   X             X          X P         X P                     X
P         X
Alleghany/Chicago Trust Bond Fund                 X             X                      X
P                                 X

                                                 RULE        U.S.
                                                 144A     GOVERNMENT
                                              SECURITIES  SECURITIES

Montag & Caldwell Growth Fund                     X           X
Alleghany/Chicago Trust Growth & Income Fund      X           X
Alleghany/Blairlogie International Developed
 Fund                                             X           X
Alleghany/Blairlogie Emerging Markets Fund        X           X
Montag & Caldwell Balanced Fund                   X          X P
Alleghany/Chicago Trust Bond Fund                 X          X P

P = components of a fund's primary investment strategy

                                       19



Management of the Funds

THE ADVISERS
Each Fund has an Adviser that provides management services. The Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. The accompanying information highlights each Fund and its lead portfolio manager(s) and investment experience and the management fees paid by each Fund.

THE CHICAGO TRUST COMPANY
The Chicago Trust Company is the Adviser to ALLEGHANY/ CHICAGO TRUST GROWTH & INCOME FUND and ALLEGHANY/ CHICAGO TRUST BOND FUND. As of December 31, 1999, Chicago Trust managed approximately $11.8 billion in assets, consisting primarily of insurance, pension and profit sharing accounts, as well as accounts of high net worth individuals and families. Chicago Trust is an indirect, wholly-owned subsidiary of Alleghany Corporation.

          FUND NAME               PORTFOLIO MANAGER(S)                        INVESTMENT EXPERIENCE
Alleghany/Chicago Trust Growth    Bernard F. Myszkowski    Portfolio Manager of the Fund since September 1999; Senior
  & Income Fund                                            Vice President and Chief Equity Officer; associated with
                                                           Chicago Trust and its affiliates since 1969. He has been a member of the Equity Investment Committee since 1993, and
a
                                                           manager of balanced and common stock portfolios for
                                                           institutional and private family accounts in 1973. Mr.
                                                           Myszkowski received a BS from DePaul University in 1967
and
                                                           an MBA from Northwestern University in 1971. He is a
                                                           Chartered Financial Analyst.
                                  Richard S. Drake         Portfolio Manager of the Fund since February 2000; Vice
                                                           President, Director of Equity Research and Portfolio
                                                           Manager; associated with Chicago Trust since January 2000.
                                                           Mr. Drake has 14 years of investment experience; he
                                                           previously held a senior investment management position
with
                                                           Duff & Phelps Investment Management, Inc. from 1995-1999.
                                                           Prior to that he was a Vice President and Senior Research
                                                           Analyst with Society Asset Management/Key Corp. Mr. Drake
                                                           received his BBA from the University of Cincinnati and his
                                                           MM from the Kellogg Graduate School of Management at
                                                           Northwestern University. He is a Chartered Financial
                                                           Analyst.
Alleghany/Chicago Trust Bond      Thomas J. Marthaler      Portfolio Manager since the Fund's inception in 1993 and
  Fund                                                     Vice President; associated with Chicago Trust and its
                                                           affiliates since 1981. He has managed fixed income
                                                           investment portfolios since 1984. Mr. Marthaler has a BA
                                                           from the University of St. Thomas and an MBA from Loyola
                                                           University. He is a Chartered Financial Analyst.

                    FUND NAME                         MANAGEMENT FEE
Alleghany/Chicago Trust Growth & Income Fund              0.70%
Alleghany/Chicago Trust Bond Fund                         0.55%

                                       20

Management of the Funds (continued)

MONTAG & CALDWELL, INC.

Montag & Caldwell, Inc. is the Adviser to MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND. The firm was founded in 1945 and is an indirect wholly-owned subsidiary of Alleghany Corporation. As of December 31, 1999, Montag & Caldwell managed approximately $35.1 billion in assets.

          FUND NAME                 PORTFOLIO MANAGER                         INVESTMENT EXPERIENCE
Alleghany/Montag & Caldwell       Ronald E. Canakaris      Portfolio Manager of the Funds since the Funds' inceptions
  Growth Fund                                              in 1994; President and Chief Investment Officer of Montag
&
Alleghany/Montag & Caldwell                                Caldwell. He has been with the firm since 1972 and is
  Balanced Fund                                            responsible for developing the firm's investment process.
He
                                                           has a BS and BA from the University of Florida. Mr.
                                                           Canakaris is a Chartered Investment Counselor and a
                                                           Chartered Financial Analyst.

                FUND NAME                           MANAGEMENT FEE
                                              First $800
Alleghany/Montag & Caldwell Growth Fund       million              0.80%
                                              Over $800 million    0.60%
Alleghany/Montag & Caldwell Balanced Fund     0.75%

BLAIRLOGIE CAPITAL MANAGEMENT
Blairlogie Capital Management is the Adviser to ALLEGHANY/ BLAIRLOGIE INTERNATIONAL DEVELOPED FUND and ALLEGHANY/ BLAIRLOGIE EMERGING MARKETS FUND. The firm was founded in 1992 and is currently an indirect subsidiary of the Alleghany Corporation. As of December 31, 1999, Blairlogie managed approximately $1.4 billion in assets, primarily for institutional clients.

          FUND NAME               PORTFOLIO MANAGER(S)                        INVESTMENT EXPERIENCE
Alleghany/Blairlogie              James G. S. Smith        Portfolio Manager of the Funds since their inception in
  International Developed Fund                             1993; Chief Investment Officer at Blairlogie. He has been
Alleghany/Blairlogie Emerging                              with the firm since 1992 and is responsible for setting
  Markets Fund                                             investment policy and determining asset allocation; he
also
                                                           manages the investment team. Mr. Smith holds a BSc in
                                                           Economics from London University. He is an Associate of
the
                                                           Institute of Investment Management and Research and a
Fellow
                                                           of The Chartered Insurance Institute.

                    FUND NAME                         MANAGEMENT FEE
Alleghany/Blairlogie International Developed Fund         0.85%
Alleghany/Blairlogie Emerging Markets Fund                0.85%

                                       21

Shareholder Information

OPENING AN ACCOUNT
- Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investments for Class I shares of each Fund are as follows:
  o Montag & Caldwell Growth Fund: $5 million
  o Alleghany/Chicago Trust Growth & Income Fund: $5 million
  o Alleghany/Blairlogie International Developed Fund: $1 million
  o Alleghany/Blairlogie Emerging Markets Fund: $1 million
  o Montag & Caldwell Balanced Fund: $1 million
  o Alleghany/Chicago Trust Bond Fund: $2 million
- Balances can be aggregated to meet the minimum investment requirements for the accounts of :
  o clients of a financial consultant
  o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
  o a corporation or other legal entity
- Initial minimum investment requirements may be waived:
  o for Trustees and employees of The Chicago Trust Company, Montag & Caldwell, Blairlogie Capital Management and their affiliated companies
  o with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges. You can avoid the delay and inconvenience of having to request these in writing at a later date.
- Make your initial investment using the following table as a guideline.

                                                                            TO ADD TO AN ACCOUNT (NO MINIMUM FOR
SUBSEQUENT
       BUYING SHARES                    TO OPEN AN ACCOUNT                                    INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement
with your
                                application.                          check in the envelope provided and mail to us
at the address
ALLEGHANY FUNDS                                                         at the left.
P.O. BOX 5164                   - Make your check payable to
WESTBOROUGH, MA 01581             Alleghany Funds and mail to us      - We accept checks, bank drafts, money orders
and wires and
                                  at the address at the left.         ACH for purchases (see "Other Features" on p.
26). Checks
                                                                        must be drawn on U.S. banks. There is a $20
charge for
                                - We accept checks, bank drafts         returned checks.
                                and money orders for purchases.
                                Checks must be drawn on U.S. banks    - Give the following wire/ACH information to
your bank:
                                to avoid any fees or delays in
                                  processing your check.              Boston Safe Deposit & Trust
                                                                        ABA #01-10-01234
                                - We do not accept third party          For: Alleghany Funds
                                  checks, which are checks made         A/C 140414
                                  payable to someone other than         FBO "Alleghany Fund Number"
                                  the Funds.                            "Your Account Number"
                                                                      - We do not accept third party checks, which
are checks made
                                                                        payable to someone other than the Funds.

                                       22


Shareholder Information (continued)

                                                                                          TO ADD TO AN ACCOUNT
       BUYING SHARES                    TO OPEN AN ACCOUNT                      (NO MINIMUM FOR SUBSEQUENT
INVESTMENTS)
BY PHONE                        - Obtain a fund number and account    - Verify that your bank or credit union is a
member of the
                                by calling Alleghany Funds at the     ACH.
800 992-8151                    number at the left.
                                                                      - You should complete the "Bank Account
Information" section
                                - Instruct your bank (who may         on your account application.
                                charge a fee) to wire or ACH the
                                  amount of your investment.          - When you are ready to add to your account,
call Alleghany
                                                                      Funds and tell the representative the fund
name, account
                                - Give the following wire/ACH           number, the name(s) in which the account is
registered and
                                  information to your bank:             the amount of your investment.
                                Boston Safe Deposit & Trust           - Instruct your bank (who may charge a fee) to
wire or ACH
                                  ABA #01-10-01234                    the amount of your investment.
                                For: Alleghany Funds
                                A/C 140414                            - Give the following wire/ACH information to
your bank:
                                  FBO "Alleghany Fund Number"
                                  "Your Account Number"               Boston Safe Deposit & Trust
                                                                        ABA #01-10-01234
                                - Return your completed and signed      For: Alleghany Funds
                                  application to:                       A/C 140414
                                                                        FBO "Alleghany Fund Number"
                                Alleghany Funds                         "Your Account Number"
                                  P.O. Box 5164
                                  Westborough, MA 01581
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a
member of the
                                application(s) from our Web site.     ACH.
WWW.ALLEGHANYFUNDS.COM
                                - Complete and sign the               - Complete the "Purchase, Exchange and
Redemption
                                  application(s). Make your check     Authorization" section of your account
application.
                                  payable to Alleghany Funds and
                                  mail it to the address under "By    - Obtain a Personal Identification Number
(PIN) from
                                  Mail' above.                        Alleghany Funds for use on Alleghany Funds'
Web site if you
                                                                        have not already done so. To obtain a PIN,
please call 800
                                                                        992-8151.
                                                                      - When you are ready to add to your account,
access your
                                                                      account through Alleghany Funds' Web site and
enter your
                                                                        purchase instructions in the highly secure
area for
                                                                        shareholders only called "Shareholder
Account Access".

EXCHANGING SHARES
After you have opened an account with us, you can exchange your shares within Alleghany Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one Alleghany Fund to another within the same class of shares. All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.

The Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

                                       23


Shareholder Information (continued)

SELLING/REDEEMING SHARES
Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

       SELLING SHARES                    DESIGNED FOR...                         TO SELL SOME OR ALL OF YOUR
SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction
indicating the fund
                                                                      name, fund number, your account number, the
name(s) in which
ALLEGHANY FUNDS                 - Sales or redemptions of any size      the account is registered and the dollar
value or number
P.O. BOX 5164                                                         of shares you wish to sell.
WESTBOROUGH, MA 01581
                                                                      - Include all signatures and any additional
documents that
                                                                      may be required. (See "Selling Shares in
Writing.")
                                                                      - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and
address in which
                                                                      the account is registered. If you would like
the check
                                                                        mailed to a different address, you must
write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH
(see "Other
                                                                      Features" on p. 26).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using
your touch-tone
                                                                      phone, call us at the number to the left.
800 992-8151                    - Sales of up to $50,000 (for
                                  accounts with telephone account     - To place your request with a Shareholder
Service
                                  privileges)                         Representative, call between 9am and 7pm ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and
address in which
                                                                      the account is registered. If you would like
the check
                                                                        mailed to a different address, you must
write a letter of
                                                                        instruction and have it signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH
(see "Other
                                                                      Features" on p. 26).
                                                                      - The Funds reserve the right to refuse any
telephone sales
                                                                      request and may modify the procedures at any
time. The Funds
                                                                        make reasonable attempts to verify that
telephone
                                                                        instructions are genuine, but you are
responsible for any
                                                                        loss that you may incur from telephone
requests.

                                       24


Shareholder Information (continued)

       SELLING SHARES                    DESIGNED FOR...                         TO SELL SOME OR ALL OF YOUR
SHARES...
BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and
Redemption
                                                                      Authorization" section of your account
application.
WWW.ALLEGHANYFUNDS.COM
                                                                      - Obtain a Personal Identification Number
(PIN) from
                                                                      Alleghany Funds (800 992-8151) for use on
Alleghany Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of
your account,
                                                                      access your account through Alleghany Funds'
Web site and
                                                                        enter your redemption instructions in the
highly secure
                                                                        area for shareholders only called
"Shareholder Account
                                                                        Access". A check for the proceeds will be
mailed to you at
                                                                        the address of record.
                                                                      - Proceeds may also be sent by wire or ACH
(see "Other
                                                                      Features" on p. 26).

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a signature guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require signature guarantees if:
- your address of record has changed within the past 30 days
- you are selling more than $50,000 worth of shares (except for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund)
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner

Signature guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $50,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. A notary public stamp or seal CANNOT be substituted for a signature guarantee.

                                       25


Shareholder Information (continued)

               SELLER                                 REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint, sole        - Letter of instruction
proprietorship, UGMA/UTMA, or general
partner accounts                         - On the letter, the signatures and titles of all persons
                                         authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners of corporate or association       - Letter of instruction
accounts
                                         - Corporate resolution certified within the past 12 months
                                         - On the letter, the signatures and titles of all persons
                                         authorized to sign for the account, exactly as the account is registered
                                         - Signature guarantee, if applicable (see above)
Owners or trustees of trust accounts     - Letter of instruction
                                         - On the letter, the signature of the trustee(s)
                                         - If the names of all trustees are not registered on the
                                         account, a copy of the trust document certified within the past 12 months
                                         - Signature guarantee, if applicable (see above)
Joint tenancy shareholders whose co-     - Letter of instruction signed by the surviving tenant
tenants are decease
                                         - Copy of death certificate
                                         - Signature guarantee, if applicable (see above)
Executors of shareholder estates         - Letter of instruction signed by executor
                                         - Copy of order appointing executor
                                         - Signature guarantee, if applicable (see above)
Administrators, conservators,            - Call 800 992-8151 for instructions
guardians and other sellers or
account types not listed above
IRA accounts                             - IRA distribution request form completed and signed. Call
                                           800 992-8151 for a form.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System.
- You must authorize Alleghany Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- Please remember that if you request redemptions by wire, $20 will be deducted from the amount redeemed. Your bank also may charge a fee.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your Alleghany Funds account(s).
- You must authorize Alleghany Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are complete within three business days of your call.
- There is no fee to your account for this transaction and generally, no fee from your bank.

                                       26

Shareholder Information (continued)

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 of the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

TRANSACTION POLICIES
CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) is used to price your purchase or sale. The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Generally, market quotes are used to price securities. If market quotations are not available, securities are valued at fair value as determined by the Board of Trustees.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser and approved in good faith by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy and sell requests are executed at the NAV next calculated after Alleghany Funds or an authorized broker or designee receives your mail or telephone request in proper form. Sales proceeds are normally sent on the next business day, but are always sent within seven days of receipt of a request in proper form. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of Alleghany Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from Alleghany Funds. Alleghany Funds reserve the right to reject any purchase order and to suspend the offering of fund shares. The Funds also reserve the right to change the initial and additional investment minimums or to waive these minimums for any investor. Alleghany Funds reserves the right to delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned.

SHORT-TERM TRADING
The Funds are not designed for frequent trading and certain purchase or exchange requests may be difficult to implement in times of drastic market changes. The Funds reserve the right to refuse any purchase or exchange order that could adversely affect the Funds or their operations. The Funds also reserve to right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

REDEMPTION FEES
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND and ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create significant additional transaction costs that are born by all shareholders. For these reasons, the Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund assess a 2% fee on redemptions (including exchanges) of fund shares held for less than 90 days.

Redemption fees are paid to the respective Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the 90-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be charged. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains).

                                       27


Shareholder Information (continued)

ACCOUNT POLICIES AND DIVIDENDS
ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments or automatic investment plans)
- after any change of name or address of the registered owner(s)

DIVIDENDS
The following table shows the Funds' distribution schedule.

                             DISTRIBUTION SCHEDULE

                    FUNDS                                 DIVIDENDS                          CAPITAL GAINS
DISTRIBUTION
Montag & Caldwell Growth Fund                    - Declared and paid             - Generally distributed at least
once a year in
Alleghany/Chicago Trust Growth & Income Fund       quarterly                     December
Montag & Caldwell Balanced Fund
Alleghany/Blairlogie International Developed     - Declared and paid annually    - Generally distributed at least
once a year in
Fund                                                                             December
Alleghany/Blairlogie Emerging Markets Fund
Alleghany/Chicago Trust Bond Fund                - Declared and paid monthly     - Generally distributed at least
once a year in
                                                                                 December

DIVIDEND REINVESTMENTS

Many investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

                                       28


Shareholder Information (continued)

ADDITIONAL INVESTOR SERVICES
AUTOMATIC INVESTMENT PLAN
After meeting the standard minimum initial investment of the Fund, the Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Alleghany Fund(s) of your choice. You determine the amount of your investment, and you can terminate the program at any time. To take advantage of this feature:
- Write and sign a letter of instruction including the fund name, fund number, your account number, the name(s) in which the account is registered, the dollar value of shares you wish to purchase each month and the date each month for which the automatic investment is to be made.
- Include a voided check.
- Mail to:
  Alleghany Funds
  P.O. Box 5164
  Westborough, MA 01581

ALLEGHANY FUNDS WEB SITE
Alleghany Funds maintains a Web site located at http://www.AlleghanyFunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Shareholder Service Representatives will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto Shareholder Account Access on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, Automated Clearing House (ACH) instructions or other options established on your account.

Our Web site is highly secure to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Alleghany Funds attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. Under policies established by the Board of Trustees, there may be times when Alleghany Funds may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, Alleghany Funds considers a broker-dealer's reliability, the availability of research, the quality of its execution services, its past sales of a Funds shares and its financial condition.

                                       29


Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in Alleghany Funds. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the tax consequences of investing in the Funds is included in the Statement of Additional Information.

- The Funds pay dividends and distribute capital gains at different intervals. A dividend is a payment of net investment income to investors who hold shares in a mutual fund. A distribution is the payment of income and/or capital gain from a mutual fund's earnings. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income are taxable to you as ordinary income.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a fund.

- When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

- Each Fund is obligated by law to withhold 31% of Fund distributions if you do not provide complete and correct taxpayer identification information.

                                       30


Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). For all Funds for the fiscal year ended October 31, 1999 (for Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, the period May 1, 1999 through October 31, 1999), this information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information
(SAI), which is available upon request. For Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, information prior to June 30, 1998 has been audited by PricewaterhouseCoopers LLP.

Class I shares of ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND and ALLEGHANY/CHICAGO TRUST BOND FUND had not commenced operations as of October 31, 1999.

MONTAG & CALDWELL GROWTH FUND

                                                                  Year          Year          Year         Period
                                                                 Ended         Ended         Ended          Ended
                                                                10/31/99      10/31/98      10/31/97      10/31/96*
Net Asset Value, Beginning of Period                             $26.65        $22.75        $17.08        $15.59
                                                                 ------        ------        ------        ------
  Income from Investment Operations
  Net investment income                                            0.04          0.01          0.00          0.02
  Net realized and unrealized gain on investments                  7.71          4.10          5.81          1.49
                                                                 ------        ------        ------        ------
  Total from investment operations                                 7.75          4.11          5.81          1.51
                                                                 ------        ------        ------        ------
  Less Distributions
  Distributions from and in excess
  of net investment income                                           --            --            --         (0.02)
  Distributions from net realized
  gain on investments                                             (0.94)        (0.21)        (0.14)         0.00
                                                                 ------        ------        ------        ------
  Total distributions                                             (0.94)        (0.21)        (0.14)        (0.02)
                                                                 ------        ------        ------        ------
Net increase in net asset value                                    6.81          3.90          5.67          1.49
                                                                 ------        ------        ------        ------
Net Asset Value, End of Period                                   $33.46        $26.65        $22.75        $17.08
                                                                 ======        ======        ======        ======
Total Return(1)                                                   29.78%        18.24%        34.26%         9.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                         $1,369,673       $738,423       $268,861
$52,407
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)                   0.76%          0.85%          0.93%
0.98%
  After reimbursement of expenses by Adviser(2)                    0.76%          0.85%          0.93%
0.98%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(2)                   0.14%          0.05%         (0.07)%
0.17%
  After reimbursement of expenses by Adviser(2)                    0.14%          0.05%         (0.06)%
0.17%
Portfolio Turnover(1)                                             31.59%         29.81%         18.65%
26.36%

*Montag & Caldwell Growth Fund Class I shares commenced operations on June 28, 1996.
(1)Not annualized
(2)Annualized

                                       31


Financial Highlights (continued)

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

                                                For the       For the
                                                 Period        Period         Year         Year
Year          Year
                                                5/1/99 -      7/1/98 -       Ended         Ended        Ended
Ended
                                                10/31/99      4/30/99*      6/30/98       6/30/97      6/30/96
10/31/95
Net Asset Value, Beginning of Period            $  12.70      $  14.32      $  13.12      $ 12.54      $ 11.74
$ 11.86
                                                --------      --------      --------      -------      -------
-------
  Income from Investment Operations
  Net investment income                             0.08            --          0.16         0.10
0.72         0.10
  Net realized and unrealized gain on
    investments                                     0.62          0.17          1.73         1.09
0.72         0.30
                                                --------      --------      --------      -------      -------
-------
  Total from investment operations                  0.70          0.17          1.89         1.19
1.44         0.40
                                                --------      --------      --------      -------      -------
-------
  Less Distributions
  Distributions from and in excess
  of net investment income                            --         (0.05)        (0.11)          --
(0.43)       (0.09)
  Distributions from net realized
  gain on investments                                 --         (1.74)        (0.58)       (0.61)
(0.21)       (0.43)
                                                --------      --------      --------      -------      -------
-------
  Total Distributions                                 --         (1.79)        (0.69)       (0.61)
(0.64)       (0.52)
                                                --------      --------      --------      -------      -------
-------
Net increase (decrease) in net asset value          0.70         (1.62)         1.20         0.58
0.80        (0.12)
                                                --------      --------      --------      -------      -------
-------
Net Asset Value, End of Period                  $  13.40      $  12.70      $  14.32      $ 13.12      $ 12.54
$ 11.74
                                                ========      ========      ========      =======      =======
=======
Total Return(1)                                     5.51%         1.31%        15.69%       10.07%
12.54%        3.83%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)             $97,067      $101,084      $122,126      $94,044      $70,207
$63,607
Ratio of expenses to average net assets:
  Before reimbursement of expenses by
    Adviser(2)                                      1.16%         1.16%         1.11%        1.13%
1.10%        1.10%
  After reimbursement of expenses by
    Adviser(2)                                      1.10%         1.16%         1.11%        1.13%
1.10%        1.10%
Ratio of net investment income to
average net assets:
  Before reimbursement of expenses by
    Adviser(2)                                      1.20%         0.04%         1.20%        0.85%
0.81%        1.10%
  After reimbursement of expenses by
    Adviser(2)                                      1.26%         0.04%         1.20%        0.85%
0.81%        1.10%
Portfolio Turnover(1)                              28.91%        36.00%        60.00%       77.00%
60.00%       63.00%

*Blairlogie Capital Management became an indirect subsidiary of Alleghany Corporation on May 1, 1999.
(1)Not Annualized
(2)Annualized

                                       32

Financial Highlights (continued)

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

                                                        For the    For the
                                                         Period     Period      Year       Year       Year       Year
                                                        5/1/99 -   7/1/98 -    Ended      Ended      Ended      Ended
                                                        10/31/99   4/30/99*   6/30/98    6/30/97    6/30/96
10/31/95
Net Asset Value, Beginning of Period                    $  10.43   $  10.18   $  13.96   $  12.66   $  11.27
$16.53
                                                        --------   --------   --------   --------   --------
--------
  Income from Investment Operations
  Net investment income                                     0.06       0.06       0.06       0.06       0.03
0.07
  Net realized and unrealized gain
  (loss) on investments                                     0.30       0.23      (3.84)      1.30       1.40
(4.55)
                                                        --------   --------   --------   --------   --------
--------
  Total from investment operations                          0.36       0.29      (3.78)      1.36       1.43
(4.48)
                                                        --------   --------   --------   --------   --------
--------
  Less Distributions
  Distributions from and in excess
  of net investment income                                    --      (0.03)        --      (0.06)     (0.04)
(0.06)
  Distributions from net realized
  gain on investments                                         --         --         --         --         --
(0.72)
                                                        --------   --------   --------   --------   --------
--------
  Return of capital distributions                             --      (0.01)        --         --         --
--
                                                        --------   --------   --------   --------   --------
--------
  Total Distributions                                         --      (0.04)        --      (0.06)     (0.04)
(0.78)
                                                        --------   --------   --------   --------   --------
--------
Net increase (decrease) in net asset value                  0.36       0.25      (3.78)      1.30       1.39
(5.26)
                                                        --------   --------   --------   --------   --------
--------
Net Asset Value, End of Period                          $  10.79   $  10.43   $  10.18   $  13.96   $  12.66
$11.27
                                                        ========   ========   ========   ========   ========
========
Total Return(1)                                             3.45%      2.98%    (27.08)%    10.85%     12.70%
(27.70)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                     $16,579    $18,043    $24,251    $52,703    $80,545
$73,539
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)            1.82%      1.43%     1.39%       1.45%      1.35%
1.35%
  After reimbursement of expenses by Adviser(2)             1.35%      1.43%     1.39%       1.45%      1.35%
1.35%
Ratio of net investment income
to average net assets:
  Before reimbursement of expenses by Adviser(2)            0.66%      0.94%     0.52%       0.45%      0.84%
0.57%
  After reimbursement of expenses by Adviser(2)             1.13%      0.94%     0.52%       0.45%      0.84%
0.57%
Portfolio Turnover(1)                                      46.93%     38.00%    52.00%      74.00%     74.00%
118.00%

*Blairlogie Capital Management became an indirect subsidiary of Alleghany Corporation on May 1, 1999.
(1)Not Annualized
(2)Annualized

                              33

Financial Highlights (continued)



MONTAG & CALDWELL BALANCED FUND

                                                             Period
                                                              Ended
                                                            10/31/99*
Net Asset Value, Beginning of Period                          $18.36
                                                            --------
  Income from Investment Operations
  Net investment income                                         0.25
  Net realized and unrealized gain on investments               1.03
  Total from investment operations                              1.28
                                                            --------
  Less Distributions
  Distributions from and in excess of net investment
  income                                                       (0.22)
  Distributions from net realized gain on investments             --
                                                            --------
  Total distributions                                          (0.22)
                                                            --------
Net increase in net asset value                                 1.06
                                                            --------
Net Asset Value, End of Period                                $19.42
                                                            ========
Total Return(1)                                                 6.98%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                         $90,906
Ratio of expenses to average net assets:
  Before reimbursement of expenses by Adviser(2)                0.91%
  After reimbursement of expenses by Adviser(2)                 0.91%
Ratio of net investment income to average net assets:
  Before reimbursement of expenses by Adviser(2)                1.77%
  After reimbursement of expenses by Adviser(2)                 1.77%
Portfolio Turnover(1)                                          34.79%

*Montag & Caldwell Balanced Fund Class I shares commenced operations on December 31, 1998.
(1)Not annualized
(2)Annualized

                                       34


General Information

If you wish to know more about Alleghany Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS
You will receive semi-annual reports dated April 30 and annual reports, audited by independent accountants, dated October 31. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, which is incorporated into this prospectus by reference and dated February 15, 2000, is available to you without charge. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS

CONTACTING ALLEGHANY FUNDS
You can get free copies of the reports and SAI, request other information and discuss your questions about the Funds by contacting:



Address:   Alleghany Funds
           P.O. Box 5164
           Westborough, MA 01581

Phone:     Shareholder Services               800 992-8151
           Fund Literature                    800 391-2473
           Investment Advisor Services        800 597-9704

Web site:  www.AlleghanyFunds.com


OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington D.C. 20549-0102 or by emailing the SEC at publicinfo@sec.gov.

Investment Company Act File Number: 811-8004                                AG10






                                 ALLEGHANY FUNDS

                                 Class N Shares
                                 Class I Shares

                     Alleghany/Montag & Caldwell Growth Fund
                  Alleghany/Chicago Trust Growth & Income Fund
                       Alleghany/Chicago Trust Talon Fund
                  Alleghany/Chicago Trust Small Cap Value Fund
                    Alleghany/Veredus Aggressive Growth Fund
                Alleghany/Blairlogie International Developed Fund
                   Alleghany/Blairlogie Emerging Markets Fund
                    Alleghany/Montag & Caldwell Balanced Fund
                      Alleghany/Chicago Trust Balanced Fund
                        Alleghany/Chicago Trust Bond Fund
                   Alleghany/Chicago Trust Municipal Bond Fund
                    Alleghany/Chicago Trust Money Market Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 15, 2000

         This Statement of Additional Information provides supplementary information pertaining to shares representing interests in twelve investment portfolios of Alleghany Funds (the "Company"): Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund,
Alleghany/Veredus Aggressive Growth Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund (each a "Fund" and collectively, the "Funds"). Each Fund offers Class N shares for retail investors. Montag & Caldwell Growth Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund also offer Class I shares for institutional investors.

         This Statement of Additional Information is not a Prospectus and should be read only in conjunction with the Prospectus for the Funds dated February 15, 2000, the Prospectus for Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund - Class I Shares, dated February 15, 2000 and the Prospectus for Montag & Caldwell Balanced Fund - Class I Shares, dated February 15, 2000 (each a "Prospectus"). No investment in any of the Funds should be made without first reading the appropriate Prospectus. You may obtain a Prospectus without charge from the Company at the address and telephone number below.

                                 Alleghany Funds
                                  P.O. Box 5164
                              Westborough, MA 01581
                                  800 992-8151

                               Investment Advisers

THE CHICAGO TRUST COMPANY                     VEREDUS ASSET MANAGEMENT LLC
171 North Clark Street                        6900 Bowling Boulevard, Suite 250
Chicago, IL 60601-3294                        Louisville, KY 40207

MONTAG & CALDWELL, INC.                       BLAIRLOGIE CAPITAL MANAGEMENT
3343 Peachtree Road, NE, Suite 1100           125 Princes Street, 4th Floor
Atlanta,  GA  30326-1450                      Edinburgh EH2 4AD, Scotland

                                TABLE OF CONTENTS
                                                                        Page

THE FUNDS                                                                 3
INVESTMENT POLICIES AND RISK CONSIDERATIONS                               3
INVESTMENT RESTRICTIONS                                                  24
TRUSTEES AND OFFICERS                                                    26
PRINCIPAL HOLDERS OF SECURITIES                                          28
INVESTMENT ADVISORY AND OTHER SERVICES                                   32
     Investment Advisory Agreements                                      32
     The Administrator and Sub-Administrator                             34
     Distribution Plan                                                   35
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                         36
NET ASSET VALUE                                                          38
DIVIDENDS                                                                38
TAXES                                                                    39
PERFORMANCE INFORMATION                                                  42
OTHER INFORMATION                                                        45
APPENDIX A                                                               A-1
APPENDIX B                                                               B-1

The Annual Report including Audited Financial Statements dated October 31, 1999 (Class N only unless otherwise indicated)

Alleghany/Montag & Caldwell Growth Fund - Class N and Class I Alleghany/Chicago Trust Growth & Income Fund Alleghany/Chicago Trust Talon Fund Alleghany/Chicago Trust Small Cap Value Fund Alleghany/Veredus Aggressive Growth Fund Alleghany /Blairlogie International Developed Fund - Class N and Class I
Alleghany/Blairlogie   Emerging   Markets   Fund  -   Class   N  and   Class   I
Alleghany/Montag & Caldwell Balanced Fund - Class N and Class I Alleghany/Chicago Trust Balanced Fund Alleghany/Chicago Trust Bond Fund Alleghany/Chicago Trust Municipal Bond Fund Alleghany/Chicago Trust Money Market Fund




         No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Prospectus does not constitute an offering by the Company or the distributor in any jurisdiction in which such offering may not lawfully be made.

33

                                    THE FUNDS

         Alleghany Funds, 171 North Clark Street, Chicago, Illinois 60601-3294, is a no-load, open-end management investment company which currently offers twelve series of shares of beneficial interest representing separate portfolios of investments: Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund. The Company was established as a Delaware business trust on September 10, 1993.

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The following supplements the information contained in the Prospectus concerning the investment policies of the Funds. Except as otherwise stated below or in the Prospectus, all Funds may invest in the portfolio investments included in this section.

         The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

         Certain of the following investment instruments are generally considered "derivative" in nature and are so noted. While not a fundamental policy, each Fund that is permitted the use of such instruments will generally limit its aggregate holdings of such instruments to 20% or less of its total assets.

RESTRICTED SECURITIES

         Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by a Fund's Investment Adviser, pursuant to guidelines adopted by the Company's Board of Trustees.

CONVERTIBLE SECURITIES

         Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

MONEY MARKET INSTRUMENTS AND RELATED RISKS

         All Funds may invest in money market instruments, including bank obligations and commercial paper. Money market instruments in which the Funds may invest include, but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments, and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by Alleghany/Chicago Trust Money Market Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the investment is minimal.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

Variable- and Floating-Rate Instruments and Related Risks

         With respect to the variable- and floating-rate instruments that may be acquired by Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust
Balanced Fund, Alleghany/Chicago Trust Bond Fund or Alleghany/Chicago Trust Municipal Bond Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

Loan Participations

         All Funds may engage in loan participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Adviser, they cannot be sold within seven days.

Foreign Bankers' Acceptances

         All Funds may purchase foreign bankers' acceptances, although Alleghany/Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

Foreign Commercial Paper

         All Funds may purchase foreign commercial paper, although Alleghany/Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

Eurodollar Certificates of Deposit

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

Yankee Certificates of Deposit

         Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities.

REPURCHASE AGREEMENTS

         All Funds may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940 Act, to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

         The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund under the 1940 Act.

         The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Adviser or Sub-Investment Adviser. The Investment Adviser or Sub-Investment Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

         Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement. The securities held subject to a repurchase agreement by Alleghany/Chicago Trust Money Market Fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months.

REVERSE REPURCHASE AGREEMENTS

         All Funds may enter into reverse repurchase agreements with banks and broker dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account cash, or liquid, securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. (Liquid securities as used in the prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and marked-to-market daily.) Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

BORROWING

         The Funds may not borrow money or issue senior securities, except as described in this paragraph. Each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Funds may not mortgage, pledge, or hypothecate any assets, except that each Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. The Funds may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Funds have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

ILLIQUID SECURITIES

         All Funds may invest up to 15% (10% in the case of Alleghany/Chicago Trust Money Market Fund) of their respective net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

RULE 144A SECURITIES

         All Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser or Sub-Investment Adviser, under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

         All Funds may seek additional income at times by lending their respective portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) a Fund may call the loan at any time with proper notice and receive the securities loaned, (3) a Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral, and (4) the aggregate market value of all securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

         Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Investment Adviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SECURITIES OF OTHER INVESTMENT COMPANIES

         All Funds may invest in securities issued by other investment companies which invest in securities in which the particular Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

         Each Fund intends to limit its investments in securities issued by other investment companies prescribed by the 1940 Act so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole.

SHORT-TERM TRADING

         All Funds may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

ZERO COUPON BONDS

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund and Alleghany/Chicago Trust Money Market Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

          Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

LOWER-GRADE DEBT SECURITIES AND RELATED RISKS

         Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund may invest in securities with high yields and high risks. Alleghany/Chicago Trust Growth & Income Fund may invest up to 10% of its assets in such securities. Alleghany/Chicago Trust
Balanced Fund, Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund may each invest up to 20% of their respective assets in such securities.

         Fixed income securities rated lower than "Baa3" by Moody's or "BBB-" by S&P, frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations; or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         Medium- and low-grade bonds may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect a Fund's net asset value per share. There can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

         In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, the recent economic recession has resulted in default levels with respect to such securities in excess of historic averages.

         The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties.

         Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

         Youth and Growth of Lower-Rated Securities Market - The recent growth of the lower-rated securities market has paralleled a long economic expansion, and it has not weathered a recession in the market's present size and form. An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of the Funds which hold these securities.

         Sensitivity to Interest Rate and Economic Changes - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

         Liquidity and Valuation - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

         Credit Ratings - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Adviser or Sub-Investment Adviser also performs its own analysis of issuers in selecting investments for the Funds. The Investment Adviser's or Sub-Investment Adviser's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

         Yields and Ratings - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

DERIVATIVE INVESTMENTS

         The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

         Each Fund permitted the use of derivatives may engage in such practices for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Adviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

         Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Adviser will generally not exceed 20% of total assets for any Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which certain Funds are permitted to invest which are considered by the Investment Adviser to be derivative in nature.

Options and Related Risks

         All Funds except Alleghany/Chicago Trust Small Cap Value Fund and Alleghany/Chicago Trust Money Market Fund may buy put and call options and write covered call and secured put options.

         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

         A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. A Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Adviser or Sub-Investment Adviser is incorrect with respect to interest rates, security prices or the movement of indices.

         An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

         Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         A Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

         These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

         These Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities, in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value.

         A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' Custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         Purchasing Call Options - Each of these Funds may purchase call options to the extent that premiums paid by such Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

         Covered Call Writing - Each of these Funds may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Adviser or Sub-Investment Adviser determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         Purchasing Put Options - Each of these Funds may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Each of these Funds may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Writing Put Options - Each of these Funds may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its Custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Investment Adviser or Sub-Investment Adviser wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

         Foreign Currency Options - Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Related Risks

         All  Funds  except   Alleghany/Chicago  Trust  Small  Cap  Value  Fund,
Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Any gain derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will create a segregated account of cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC.

         The Funds may enter into contracts for the purchase or sale for future delivery of securities, including index contracts. Futures contracts are generally considered to be derivative securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

         The Funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices, or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

         With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for Federal tax purposes, will be considered a "short sale." For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Company's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS AND RELATED RISKS

         All Funds except Alleghany/Chicago Trust Small Cap Value Fund and Alleghany/Chicago Trust Money Market Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Adviser or Sub-Investment Adviser deems it appropriate to do so.

         The Funds may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account: cash, or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

         Swap Agreements. Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

         Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The Swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

INTEREST RATE SWAPS AND RELATED RISKS

         Only  Alleghany/Chicago  Trust Balanced Fund,  Alleghany/Chicago  Trust
Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund, in order to help enhance the value of their respective portfolios or manage exposure to different types of investments, may enter into interest rate currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars" for hedging purposes and not for speculation. Interest rate swaps are generally considered to be derivative transactions. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount in return for payments equal to a fixed interest rate on the same amount for a specified period. Swaps involve the exchange between a Fund and another party of their respective rights to receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed-rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect a Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. A Fund will enter into interest rate swaps only on a net basis (i.e. the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Company's custodian bank.

         Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

         A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments.

         A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's Custodian.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Investment Adviser as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

ASSET-BACKED SECURITIES AND RELATED RISKS

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may invest in asset-backed securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables, or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

MORTGAGE-BACKED  SECURITIES  AND MORTGAGE  PASS-THROUGH  SECURITIES  AND RELATED
RISKS

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may invest in mortgage-backed securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. Government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury; while others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. These Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" herein.)

         For Federal tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

         The mortgage securities which are issued or guaranteed by GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or FNMA ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

         Each of these Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"), MULTI-CLASS PASS-THROUGHS AND RELATED RISKS

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may also invest in certain debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. These obligations are generally considered to be derivative securities. CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche (to be discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered as adjustable-rate mortgage securities ("ARMs") by the Funds. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These "caps," similar to the "caps" on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Funds may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

         Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. Government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. These Funds will not invest in subordinated privately issued CMOs.

         Resets - The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost of funds index; or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates; the three-month Treasury bill rate; the six-month Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-month, three-month, six-month or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         Caps and Floors - The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE SECURITIES AND RELATED RISKS

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations,
Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds will only invest in government-backed mortgage securities. The Investment Adviser will consider liquidity needs of a Fund when any investment in zero coupon obligations is made. The stripped mortgage securities in which the Funds may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Funds invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories-"Aaa" or "AAA" by Moody's or S&P, respectively.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities may generally be illiquid. The Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. Government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Adviser, subject to the supervision of the Board of Trustees. The staff of the SEC has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

OTHER MORTGAGE-BACKED SECURITIES

         All Funds except Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund and Alleghany/Chicago Trust Money Market Fund may invest in other mortgage-backed securities. The Investment Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

GENERAL RISKS OF MORTGAGE SECURITIES

         The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

         With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

FOREIGN SECURITIES

         All Funds except Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund may invest in foreign securities. For country allocations, a company is considered to be located in the country: in which it is domiciled; in which it is primarily traded; from which it derives a significant portion of its revenues; or in which a significant portion of its goods or services are produced.

         Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund may invest directly in foreign equity securities; U.S. dollar or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by ADRs, EDRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States and also trade in public or private markets in other countries.

         Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund may invest in World Equity Benchmark Shares (WEBS) and Optimized Portfolios as Listed Securities (OPALS). These investments provide investors with access to global equity markets and are primarily used to facilitate asset allocation switches and to overcome difficulties in markets with structural peculiarities. WEBS are issued by Foreign Fund, Inc., an open-end investment company registered under the 1940 Act, in a number of country-specific series. Each series is a diversified, country-specific index portfolio designed to track a specific Morgan Stanley Capital International (MSCI) country index. WEBS are listed on the American Stock Exchange in U.S. dollars and the investment adviser is BZW Barclays Global Fund Advisors. Each series of OPALS is designed to track the performance of a given MSCI or local index. OPALS, which are securities offered through Morgan Stanley Capital, LLC., have a hybrid structure. They have debt characteristics (fixed redemption and semi-annual interest payments) but performance is equity driven. There are both industry-specific and country-specific OPALS. Globally, OPALS are available to gain exposure to developed and emerging markets. OPALS were established for qualifying U.S. investors and are not listed on any U.S. exchange. To qualify for purchase, U.S. investors must be (i) qualified institutional buyers (QIBs), (ii) qualified purchasers (QPs) and (iii) not subject to ERISA. QIB and QP status is generally conferred on those clients controlling over $100 million in assets.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

         In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

         For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The above Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

         Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

         The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

Special Risks of Investing in Russian and Other Eastern European Securities

         Alleghany/Blairlogie Emerging Markets Fund may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investment in
Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property in European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

         In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

         Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

         A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will strive to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

         Also, although a Russian public enterprise with more than 3500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Investment Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchases is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES

         Many of the international equity securities in which Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund invest will be traded in foreign currencies. These Funds may engage in certain foreign currency transactions, such as forward foreign currency exchange contracts, to guard against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of particular foreign currencies. In addition, each Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts of the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

         Each of these Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Investment Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

MUNICIPAL SECURITIES

         Alleghany/Chicago Trust Municipal Bond Fund is expected to maintain a dollar-weighted average maturity of between three and ten years under normal market conditions. An assessment of a portfolio's dollar-weighted average maturity requires the consideration of a number of factors, including each bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure. The Fund's computation of its dollar-weighted average maturity is based upon estimated rather than known factors, and there can be no assurance that the anticipated average weighted maturity will be attained. In that regard, a change in interest rates generally will affect a portfolio's dollar-weighted average maturity.

OTHER INVESTMENTS

         The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.


                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

         Except as set forth under "INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" and "OTHER INVESTMENT STRATEGIES" in the Prospectus, each Fund may not:

(1) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

(2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(3) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

(4)      Make investments in securities for the purpose of exercising control;

(5) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

(6) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(7) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers;

(8) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

(9) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

(10) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Prospectus;

(12) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor company or companies.

                              TRUSTEES AND OFFICERS

         Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Company is set forth below.

                                               POSITION                        PRINCIPAL OCCUPATION(S)
            NAME               AGE           WITH COMPANY                        FOR PAST FIVE YEARS

Stuart D. Bilton*             53      Chairman, Board of          Mr. Bilton is Chief Executive Officer of The
171 North Clark Street                Trustees (Chief Executive   Chicago Trust Company and President of Alleghany
Chicago, IL  60601                    Officer)                    Asset Management, Inc.  Previously, Mr. Bilton
                                                                  was an Executive Vice President of Chicago Title
                                                                  and Trust Company.  He is a Director of
                                                                  Alleghany Asset Management Inc., Montag &
                                                                  Caldwell, Veredus Asset Management Inc.,
                                                                  Baldwin & Lyons, Inc. and the Boys and Girls
                                                                  Clubs of Chicago.

Leonard F. Amari              57      Trustee                     Mr. Amari is a Partner at the law offices of
734 North Wells Street                                            Amari & Locallo, a practice confined exclusively
Chicago, IL  60610                                                to the real estate tax assessment process.

Dorothea C. Gilliam*          46      Trustee**                   Ms. Gilliam is Vice President of Investments of
171 North Clark Street                                            the Alleghany Corporation, the parent company of
Chicago, IL  60601                                                Alleghany Asset Management, Inc.  Previously,
                                                                  she was an Assistant Vice President of Chicago
                                                                  Title and Trust Company and a former Trustee of
                                                                  the Company.  She is a chartered Financial
                                                                  Analyst and a member of AIMR.  She is a Director
                                                                  of Armco Inc.

Robert A. Kushner             64      Trustee**                   Mr. Kushner was a Vice President, Secretary and
30 Vernon Drive                                                   General Counsel at Cyclops Industries, Inc.
Pittsburgh, PA 15228                                              until his retirement in April 1992.  He is
                                                                  currently a Vice President, Board Member and
                                                                  Chairman of Investment Committee and Co-Chairman
                                                                  of Strategic Planning Committee of Pittsburgh
                                                                  Dance Council.

Gregory T. Mutz               54      Trustee                     Mr. Mutz is President and CEO of The UICI
125 South Wacker Drive                                            Companies and Chairman of the Board of Excell
Suite 3100                                                        Global Services.  He is also Chairman of the
Chicago, IL  60606                                                Board of AMLI Residential Properties Trust (a
                                                                  NYSE
                                                                  Multifamily
                                                                  REIT)      and
                                                                  Chairman    of
                                                                  the  Board  of
                                                                  AMLI
                                                                  Commercial
                                                                  Properties
                                                                  Trust LP, both
                                                                  successor
                                                                  companies   to
                                                                  AMLI    Realty
                                                                  Co.,  which he
                                                                  co-founded  in
                                                                  1980.

Robert B. Scherer             58      Trustee**                   Mr. Scherer is President of The Rockridge Group,
10010 Country Club Road                                           Ltd., which provides consulting services to the
Woodstock, IL  60098                                              title insurance industry.  Previously, he was a
                                                                  Senior    Vice
                                                                  President    -
                                                                  Strategy   and
                                                                  Development at
                                                                  Chicago  Title
                                                                  and      Trust
                                                                  Company  prior
                                                                  to     October
                                                                  1994.

Nathan Shapiro                63      Trustee                     Mr. Shapiro is the President of SF Investments,
1700 Ridge                                                        Inc., a broker/dealer and investment banking
Highland Park, IL  60035                                          firm.  He is President of New Horizons
                                                                  Corporation, a
                                                                  consulting
                                                                  firm,      and
                                                                  Senior    Vice
                                                                  President   of
                                                                  Pekin,  Singer
                                                                  and   Shapiro,
                                                                  an  investment
                                                                  advisory firm.
                                                                  He     is    a
                                                                  Director    of
                                                                  Baldwin      &
                                                                  Lyons, Inc.






                                               POSITION                        PRINCIPAL OCCUPATION(S)
            NAME               AGE           WITH COMPANY                        FOR PAST FIVE YEARS

Denis Springer                53      Trustee**                   Mr. Springer is Senior Vice President and Chief
1673 Balmoral Lane                                                Financial Officer of Burlington Northern Santa
Inverness, IL  60067                                              Fe Corporation.

Kenneth C. Anderson           36      President                   Mr. Anderson is President of Alleghany
171 North Clark Street                (Chief Operating Officer)   Investment Services, Inc. and a Senior Vice
Chicago, IL  60601                                                President of The Chicago Trust Company and has
                                                                  been an officer since 1993.  He is responsible
                                                                  for all business activities regarding mutual
                                                                  funds.  Mr. Anderson is a Certified Public
                                                                  Accountant.

Gerald F. Dillenburg          33      Vice President,             Mr. Dillenburg is a Vice President of The
171 North Clark Street                Secretary and Treasurer     Chicago Trust Company and has been the
Chicago, IL  60601                    (Chief Financial Officer    operations manager and compliance officer of all
                                      and                         Compliance
                                                                  Officer)
                                                                  mutual   funds
                                                                  since    1996.
                                                                  Previously, he
                                                                  was  an  audit
                                                                  manager   with
                                                                  KPMG      LLP,
                                                                  specializing
                                                                  in  investment
                                                                  services,
                                                                  including
                                                                  mutual     and
                                                                  trust   funds,
                                                                  broker/dealers
                                                                  and investment
                                                                  Advisers.  Mr.
                                                                  Dillenburg  is
                                                                  a    Certified
                                                                  Public
                                                                  Accountant.

Debra Comsudes                36      Vice President              Ms. Comsudes is a Vice President of Montag &
1100    Atlanta    Financial                                      Caldwell, Inc. since 1996.  Previously, she was
Center                                                            a Portfolio Manager and Chief Investment Officer
3343 Peachtree Road, NE                                           at Randy Seckman & Associates, Inc., a financial
Atlanta, GA  30326-8151                                           advisory firm providing asset management
                                                                  primarily to individual and small businesses.
                                                                  She is a Chartered Financial Analyst.

* These Trustees are considered "interested persons" of the Funds as defined under the 1940 Act.
** These Trustees were elected on June 17, 1999.

         The Trustees of the Company who are not "interested persons" of the Funds receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. Effective January 1, 2000, the Trustees receive $3,500 for each Board Meeting attended and an annual retainer of $3,500. No officer or employee of The Chicago Trust Company ("Chicago Trust") or its affiliates receives any compensation from the Funds for acting as a Trustee of the Company. The officers of the Company receive no compensation directly from the Funds for performing the duties of their offices.

         The table below shows the total fees which were paid to each of the Trustees who are not "interested persons" during the fiscal year ended October 31, 1999.

         Trustee                            Aggregate Fees Paid by the Company

         Leonard F. Amari                   $16,850
         Robert A. Kushner                  $ 7,500
         Gregory T. Mutz                    $16,850
         Robert B. Scherer                  $ 7,500
         Nathan Shapiro                     $16,850
         Denis Springer                     $ 7,500

         As of January 31, 2000, the Trustees and officers of the Company as a group owned less than 1% of the outstanding shares of any class of each Fund, except for Stuart D. Bilton, who owned 6.88% of Alleghany/Chicago Trust Municipal Bond Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

         Listed below are the names and addresses of those shareholders who, as of January 31, 2000, owned of record or beneficially of 5% or more of the shares of the Funds. The shares held in the nominee names of Marshall & Ilsley Trust Co. are owned of record by Chicago Trust. Alleghany Corporation ("Alleghany") is the owner of Alleghany Asset Management, Inc. ("AAM"), which is the holding company of Chicago Trust and Montag & Caldwell, Inc. ("Montag & Caldwell") and currently holds a 40% interest in Veredus Asset Management LLC ("Veredus"), the Investment Advisers for the Funds. Blairlogie Capital Management ("Blairlogie"), an indirect subsidiary of Alleghany, is also an Investment Adviser. Shareholders who have the power to vote a large percentage of shares of a particular Fund can control the Fund and determine the outcome of a shareholders' meeting.

                ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Charles Schwab & Co., Inc.            Special Custody Account for Customers                 28.22%
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA  94104

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Miter & Co.                           c/o M&I Trust Co./Outsourcing                         18.89%
                                      P.O. Box 2977
                                      Milwaukee, WI  53201-2977
 ..................................... ...................................... ......................................

                     MONTAG & CALDWELL GROWTH FUND - Class I

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         12.02%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

             ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         74.12%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Charles Schwab & Co., Inc.            Special Custody Account for Customers                  8.17%
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
 ..................................... ...................................... ......................................

                       ALLEGHANY/CHICAGO TRUST TALON FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                          8.42%
                                      Attn: Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Pasquale V. Costa and Kathleen A.     Joint Tenancy                                          5.60%
Costa                                 413 Silver Hill Road
                                      Concord, MA  01742-5336
 ..................................... ...................................... ......................................





                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         75.38%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Charles Schwab & Co., Inc.            Special Custody Account for Customers                 11.02%
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Davis & Company                       c/o Marshall & Ilsley Trust Co.                        7.05%
                                      c/o M&I Trust Co./Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         20.47%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Charles Schwab & Co., Inc.            Special Custody Account for Customers                 13.14%
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
 ..................................... ...................................... ......................................

                            ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         50.96%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

                            ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - Class I

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Pacific Mutual Life Insurance Co.     Employees Retirement Plan Trust                       25.92%
                                      700 Newport Center Drive
                                      Newport Beach, CA  92660-6307

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Citibank NA TRUSTEE                   FBO Nissan Motor Mfg Corp USA                         17.26%
                                      983 Nissan Drive
                                      Smyrna, TX  37167-4405

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Wachovia Bank NA TRUSTEE              Atlanta Gas Light Co Retirement Plan                  17.20%
                                      P.O. Box 3073
                                      301 N. Main Street
                                      Winston-Salem, NC  27150-0001

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Charles Schwab & Co., Inc.            Attn: Mutual Funds Dept.                              13.69%
                                      101 Montgomery Street
                                      San Francisco, CA  94104-4122
 ..................................... ...................................... ......................................





              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         58.35%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Davis & Company                       c/o Marshall & Ilsley Trust Co.                        5.81%
                                      c/o M&I Trust Co./Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - Class I

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Pacific Mutual Life Insurance Co.     Employees Retirement Plan Trust                       33.91%
                                      700 Newport Center Drive
                                      Newport Beach, CA  92660-6307

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Charles Schwab & Co., Inc.            Attn: Mutual Funds Dept.                              31.91%
                                      101 Montgomery Street
                                      San Francisco, CA  94104-4122

 ..................................... ...................................... ......................................
Vincent M. Foglia and Patricia A.     51 Hillburn Ln.                                        6.20%
Foglia JTWROS                         N. Barrington, IL  60010-6925

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Pacific Life Foundation               700 Newport Center Drive                               5.70%
                                      Newport Beach, CA  92660-6307

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
California Race Track Association     P.O. Box 67                                            5.13%
                                      La Verne, CA  91750-0067
 ..................................... ...................................... ......................................

               ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         55.21%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................

                    MONTAG & CALDWELL BALANCED FUND - Class I

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

 ..................................... ...................................... ......................................
PricewaterhouseCoopers LLP            Savings Plan for Employees &                          16.49%
                                      Partners National Benefits
                                      P.O. Box 30004
                                      Tampa, FL  33630-3004

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
American Express Trust Company        FBO American Express Trust                            12.75%
                                      Retirement Services Plans
                                      Attn: Chris Hunt
                                      P.O. Box 534
                                      Minneapolis, MN 55440-0534

 ..................................... ...................................... ......................................
Wilbranch & Co.                       P.O. Box 2887                                         11.66%
                                      Wilson, NC 27894-2887
 ..................................... ...................................... ......................................





 ..................................... ...................................... ......................................
BNY Western Trust Company CUST        Columbia River Logscalers Pension                      9.39%
                                      Two Union Square, Suite 520
                                      601 Union Street
                                      Seattle, WA 98101-2341

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Mercantile Safe Deposit & Trust CUST  FBO Calvert School                                     8.74%
                                      766 Old Hammonds Ferry Rd.
                                      Linthicum, MD 21090

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
DB Alex Brown LLC                     P.O. Box  1346                                         7.08%
                                      Baltimore, MD  21203-1346

 ..................................... ...................................... ......................................
Miter & Co.                           c/o M&I Trust Co./Outsourcing                          6.92%
                                      P.O. Box 2977
                                      Milwaukee, WI 53202

 ..................................... ...................................... ......................................
DB Alex Brown LLC                     P.O. Box  1346                                         6.40%
                                      Baltimore, MD  21203-1346

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
DB Alex Brown LLC                     P.O. Box  1346                                         5.71%
                                      Baltimore, MD  21203-1346
 ..................................... ...................................... ......................................

                      ALLEGHANY/CHICAGO TRUST BALANCED FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         91.76%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

                   ALLEGHANY/CHICAGO TRUST BOND FUND - Class N

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Miter & Co.                           c/o M&I Trust Co./Outsourcing                         71.54%
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977

 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Davis & Company                       c/o Marshall & Ilsley Trust Co.                       13.15%
                                      c/o M&I Trust Co./Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................

                   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Davis & Company                       c/o Marshall & Ilsley Trust Co.                       80.14%
                                      c/o M&I Trust Co./Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................
Stuart D. Bilton and Bette E. Bilton  Joint Tenancy                                          6.88%
                                      72 Brinker Road
                                      Barrington, IL  60010-5135
 ..................................... ...................................... ......................................

                    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

 ..................................... ...................................... ......................................
Shareholders                                        Addresses                          Percentage Owned
 ..................................... ...................................... ......................................
 ..................................... ...................................... ......................................

Davis & Company                       c/o Marshall & Ilsley Trust Co.                       87.58%
                                      c/o M&I Trust Co./Outsourcing
                                      P.O. Box 2977
                                      Milwaukee, WI 53201-2977
 ..................................... ...................................... ......................................





                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

         The advisory services provided by the Investment Adviser of each Fund and the fees received by it for such services are described in the Prospectus.

         The Investment Adviser for Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Chicago Trust Bond Fund
- Class N and Alleghany/Chicago Trust Bond Fund - Class I have entered into Expense Limitation Agreements with the Company, effective January 1, 2000 (effective February 15, 2000 for Alleghany/Chicago Trust Bond Fund - Class N and Class I) whereby they have agreed to reimburse the Funds to the extent necessary to maintain total annual operating expenses at 1.30%, 1.40%, 0.74% and 0.49% of net assets, respectively.

         The Investment Advisers for Alleghany/Montag & Caldwell Growth Fund, Alleghany/Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Municipal Bond Fund may from time to time voluntarily waive a portion of their advisory fees with respect to the Funds and/or reimburse a portion of the Funds' expenses.

         The Investment Adviser for Alleghany/Veredus Aggressive Growth Fund has entered into an Expense Limitation Agreement with the Company, effective January 1, 2000, whereby it has agreed to reimburse the Fund to the extent necessary to maintain total annual operating expenses at 1.40% of net assets.

         The investment advisory fees earned and waived by the Investment Advisers for each Fund, as well as expenses reimbursed, are set forth below.

Fiscal year ended October 31, 1999
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                       Fund                          Earned by Advisers    Reimbursed Expenses    After Fee Waivers

Alleghany/Montag & Caldwell Growth Fund               $   16,451,953        $           0          $  16,451,953
Alleghany/Chicago Trust Growth & Income Fund          $    3,230,163        $           0          $   3,230,163
Alleghany/Chicago Trust Talon Fund                    $      164,312        $      40,814          $     123,498
Alleghany/Chicago Trust Small Cap Value Fund*         $      358,830        $      52,755          $     306,075
Alleghany/Veredus Aggressive Growth Fund**            $      312,271        $      52,934          $     259,337
Alleghany/Montag & Caldwell Balanced Fund             $    1,585,840        $           0          $   1,585,840
Alleghany/Chicago Trust Balanced Fund                 $    1,861,258        $           0          $   1,861,258
Alleghany/Chicago Trust Bond Fund                     $      840,813        $     199,795          $     641,018
Alleghany/Chicago Trust Municipal Bond Fund           $       95,352        $     174,679          $           0
Alleghany/Chicago Trust Money Market Fund             $    1,215,190        $           0          $   1,215,190

* Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.
**  Alleghany/Veredus  Aggressive Growth Fund commenced  operations on
June 30, 1998.

Fiscal year ended October 31, 1998
                                                    Gross Advisory Fees      Waived Fees and     Net Advisory Fees
                      Fund                          Earned by Advisers     Reimbursed Expenses   After Fee Waivers

Alleghany/Montag & Caldwell Growth Fund              $    9,438,160         $         0            $   9,438,160
Alleghany/Chicago Trust Growth & Income Fund         $    2,312,832         $         0            $   2,312,832
Alleghany/Chicago Trust Talon Fund                   $      224,933         $    43,706            $     181,227
Alleghany/Montag & Caldwell Balanced Fund            $      971,351         $         0            $     971,351
Alleghany/Chicago Trust Balanced Fund                $    1,453,465         $         0            $   1,453,465
Alleghany/Chicago Trust Bond Fund                    $      740,845         $   217,546            $     523,299
Alleghany/Chicago Trust Municipal Bond Fund          $       78,556         $     138,689          $           0
Alleghany/Chicago Trust Money Market Fund            $    1,026,684         $     24,492*          $   1,002,192

* As of February 27, 1998, the Investment Adviser of Alleghany/Chicago Trust Money Market Fund no longer waived fees or reimbursed expenses.

Fiscal year ended October 31, 1997
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                      Fund                          Earned by Advisers     Reimbursed Expenses    After Fee Waivers

Alleghany/Montag & Caldwell Growth Fund              $    3,800,124         $    41,428            $   3,758,696
Alleghany/Chicago Trust Growth & Income Fund         $    1,734,260         $   129,857            $   1,604,403
Alleghany/Chicago Trust Talon Fund                   $      182,742         $    85,596            $      97,146
Alleghany/Montag & Caldwell Balanced Fund            $      400,868         $    44,973            $     355,895
Alleghany/Chicago Trust Balanced Fund                $    1,228,508         $   102,203            $   1,126,305
Alleghany/Chicago Trust Bond Fund                    $      550,514         $   221,539            $     328,975
Alleghany/Chicago Trust Municipal Bond Fund          $       69,127         $    85,359            $           0
Alleghany/Chicago Trust Money Market Fund            $    1,004,607         $   142,332            $     862,275



         The Investment Adviser for Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund has entered into Expense Limitation Agreements with the Company, effective January 1, 2000, whereby it has agreed to reimburse the Funds to the extent necessary to maintain total annual operating expenses at 1.35% and 1.60% of net assets for Class N shares, respectively, and 1.10% and 1.35% of net assets for Class I shares, respectively.

Six Months Ended October 31, 1999
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                      Fund                          Earned by Advisers     Reimbursed Expenses    After Fee Waivers
Alleghany/Blairlogie International Developed           $  439,792             $   29,647             $  410,145
Fund***
Alleghany/Blairlogie Emerging Markets Fund***          $    78,010            $   43,536             $    34,474


Ten Months Ended April 30, 1999
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                      Fund                          Earned by Advisers     Reimbursed Expenses    After Fee Waivers
Alleghany/Blairlogie International Developed           $ 611,052                    $ 0              $ 611,052
Fund***
Alleghany/Blairlogie Emerging Markets Fund***          $ 151,716                    $ 0              $ 151,716



Year Ended June 30, 1998
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                      Fund                          Earned by Advisers     Reimbursed Expenses    After Fee Waivers
Alleghany/Blairlogie International Developed           $ 653,050                 $ 0                 $ 653,050
Fund***
Alleghany/Blairlogie Emerging Markets Fund***          $ 349,026                 $ 0                 $ 349,026



Year Ended June 30, 1997
                                                    Gross Advisory Fees      Waived Fees and      Net Advisory Fees
                                                    Earned by Advisers     Reimbursed Expenses    After Fee Waivers
                      Fund
Alleghany/Blairlogie International Developed           $ 525,817                 $ 0                 $ 525,817
Fund***
Alleghany/Blairlogie Emerging Markets Fund***          $ 568,277                 $ 0                 $ 568,277

*** Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate portfolios of PIMCO Funds. These Funds were reorganized as new portfolios of Alleghany Funds on April 30, 1999.

         Under the Investment Advisory Agreements, the Investment Adviser of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         Each Investment Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Adviser. An Investment Adviser may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Company. Each Investment Advisory Agreement terminates automatically in the event of its assignment.

         Under each Investment Advisory Agreement, the Fund pays the following expenses: (1) the fees and expenses of the Company's disinterested directors;
(2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Investment Adviser; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian, Administrator, Sub-Administrator and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11)
expenses of maintaining the Company's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

         Chicago Title and Trust, 171 North Clark Street, Chicago, Illinois 60601, an Illinois chartered trust company, was previously a wholly-owned subsidiary of Alleghany. On June 18, 1998, Alleghany spun off Chicago Title and Trust to its shareholders as of that date. Chicago Title and Trust provided investment advisory services to certain Funds of the Company since their respective inception dates through October 30, 1995. As described more fully below, Chicago Trust, an Illinois corporation, assumed those responsibilities on October 30, 1995. Such Funds include: Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         Chicago Title and Trust formed AAM, a wholly-owned subsidiary, to act as a holding company for certain of its financial services entities. On October 30, 1995, Chicago Title and Trust transferred substantially all of its fiduciary business and investment operations to Chicago Trust, a wholly-owned subsidiary of AAM. As part of such transfer, Chicago Trust assumed all of Chicago Title and Trust's obligations and liabilities under its existing Investment Advisory Agreements. Chicago Title and Trust had entered into a Guaranty Agreement with the Company on behalf of each Fund for which it served as Investment Adviser, pursuant to which it guaranteed all the obligations and liabilities of Chicago Trust under such Agreements. Following approval of the Investment Advisory Agreements by the shareholders of the respective Funds on June 17, 1999, the Funds are no longer parties to such Guaranty Agreement, which was terminated on June 17, 1999 with respect to all Funds except for Alleghany/Chicago Trust Talon Fund for which the Guaranty Agreement remains in force. The investment management operations with respect to the Company remain unchanged, and those persons or groups responsible for the investment management of the applicable Funds of the Company continue to have such responsibility for Chicago Trust.

         Chicago Trust managed approximately $11.8 billion in assets as of December 31, 1999, consisting primarily of pension and profit sharing accounts, high net worth individuals, families and insurance companies. As part of the spin-off of Chicago Title and Trust described above, Chicago Trust, an Illinois corporation, became a direct wholly-owned subsidiary of AAM. AAM, located at Park Avenue Plaza, New York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

         As part of the corporate reorganization described above, Montag & Caldwell became an indirect wholly-owned subsidiary of AAM. Prior to October 30, 1995, Montag & Caldwell was a wholly-owned subsidiary of Chicago Title and Trust.

AAM also holds a 40% interest in Veredus, with certain options over the next [eight] years to acquire up to a 70% interest.

         Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation in the United Kingdom. Blairlogie Capital Management Ltd. (now known as Blairlogie Capital Management) commenced operations in 1992 and is currently an indirect subsidiary of [the Alleghany Corporation].

The Administrator and Sub-Administrator

         As Administrator, Chicago Trust, 171 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Company pursuant to an Administration Agreement. PFPC Inc. (formerly, First Data Investor Services Group, Inc.), 101 Federal Street, Boston, Massachusetts 02110, provides certain administrative services for the Funds and Chicago Trust pursuant to a Sub-Administration Agreement.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds; (2) coordinating with and monitoring any other third parties furnishing services to the Funds; (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (5) preparing or supervising the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) preparing and, after approval by the Company, arranging for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law; (8) reviewing and submitting to the Officers of the Company for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof; and (9) taking such other action with respect to the Company or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Company. The Administrator also receives custody liaison fees as set forth in the table below.

         Administration Fees

                     Percentage                       Average Daily Net Assets (Aggregate)

                        0.06%                                 less than $2 billion
                        0.05%                   at least $2 billion but not more than $7 billion
                       0.045%                                    over $7 billion

         Custody Liaison Fees

                         Fee                          Average Daily Net Assets (Each Fund)

                       $10,000                               less than $100 million
                       $15,000                at least $100 million but not more than $500 million
                       $20,000                                  over $500 million

         The   following  are  the  total   administrative   fees  paid  to  the
Administrator for the three most recent fiscal years:

                                                                        Administrative Fees

                                                         FYE                   FYE                     FYE
Fund                                               October 31, 1999      October 31, 1998       October 31, 1997
----                                               ----------------      ----------------       ----------------

                                                                                                 FPS     First Data
Alleghany/Montag & Caldwell Growth Fund                 $1,357,663           $ 741,210        $  76,898  $  165,326
Alleghany/Chicago Trust Growth & Income Fund            $   254,852          $ 191,695        $  52,175  $   69,751
Alleghany/Chicago Trust Talon Fund                      $     13,011         $  18,106        $   5,005  $    6,670
Alleghany/Chicago Trust Small Cap Value Fund*           $     22,122            n/a              n/a        n/a
Alleghany/Veredus Aggressive Growth Fund*               $     18,568            n/a              n/a        n/a
Alleghany/Montag & Caldwell Balanced Fund               $   122,384          $  80,312        $   9,676  $   17,554
Alleghany/Chicago Trust Balanced Fund                   $   157,773          $ 131,063        $  38,136  $   47,246
Alleghany/Chicago Trust Bond Fund                       $     93,681         $  87,388        $  21,291  $   28,043
Alleghany/Chicago Trust Municipal Bond Fund             $    15,839          $  12,164        $   2,679  $    3,007
Alleghany/Chicago Trust  Money Market Fund              $  167,945           $ 148,930        $  56,421  $   65,373

     * Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998. Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.

                                                                          Administrative Fees

                                              Six Months Ended    Ten Months Ended     Year Ended     Year Ended
                                              October 31, 1999    April 30, 1999       June 30, 1998  June 30, 1997
                                              ----------------    --------------       -------------  -------------
Alleghany/Blairlogie International                 $     40,755       $ 522,631             $555,314       $437,490
Developed Fund**
Alleghany/Blairlogie Emerging Markets Fund**       $     17,137       $  91,107             $208,654       $312,540

     ** Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate portfolios of PIMCO Funds. These Funds were reorganized as new portfolios of Alleghany Funds on April 30, 1999.

         Prior to June 1, 1997, FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, acted as an Underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisted in sales of shares pursuant to the Underwriting Agreement approved by the Company's Trustees. Pursuant to its Underwriter Compensation Agreement with the Company, FPSB was paid an annual underwriter fee of $2,500 for each Class N Shares Fund and $2,000 for each Class I Shares Fund ($22,000 per annum total for eight Class N Shares Funds and one Class I Shares Fund) and certain other registration and transaction fees.

     Effective June 1, 1997, First Data Distributors, Inc. replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares. First Data Distributors, Inc. is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

         On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc., the Funds' sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc.

     Effective December 1, 1999, Provident Distributors, Inc. replaced First Data Distributors, Inc. as principal underwriter and distributor of the Funds' shares. Provident Distributors, Inc. is located at Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961.

Distribution Plan

         The Board of Trustees of the Company has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which permits the Class N shares of each Fund, with the exception of Alleghany/Chicago Trust Money Market Fund, to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets. To the Company's knowledge, no interested person of the Company, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan. The Company anticipates that each Fund will benefit from additional shareholders and assets as a result of implementation of the Plan. Amounts spent on behalf of each Fund pursuant to such Plan during the fiscal year ended October 31, 1999, are set forth below.

                                                                           12b-1 Plan Expenses

                                                                 Distribution     Compensation       Compensation to
                      Fund                           Printing      Services     to Broker Dealers    Sales Personnel

Alleghany/Montag & Caldwell Growth Fund              $  40,712     $  87,784     $ 2,295,890          $  34,710
Alleghany/Chicago Trust Growth & Income Fund         $   6,806     $  33,594     $   269,621          $  23,984
Alleghany/Chicago Trust Talon Fund                   $     632     $   2,758     $     8,866          $   1,612
Alleghany/Chicago Trust Small Cap Value Fund*        $     970     $   2,466     $    26,138          $     279
Alleghany/Veredus Aggressive Growth Fund*            $     803     $   1,971     $    23,818          $     338
Alleghany/Blairlogie International Developed         $      79     $      45     $     2,453          $       0
Fund**
Alleghany/Blairlogie Emerging Markets Fund**         $      19     $      11     $       401          $      12
Alleghany/Montag & Caldwell Balanced Fund            $   4,681     $  12,687     $   181,713          $  14,175
Alleghany/Chicago Trust Balanced Fund                $   7,967     $  20,037     $   157,209          $  10,927
Alleghany/Chicago Trust Bond Fund                    $   4,865     $  13,307     $   128,266          $   9,656
Alleghany/Chicago Trust Municipal Bond Fund          $     427     $   1,883     $     6,103          $     364


                                                                           12b-1 Plan Expenses

                      Fund                               Marketing          Service Providers            Total

Alleghany/Montag & Caldwell Growth Fund                   $  748,516             $  63,445            $ 3,271,008
Alleghany/Chicago Trust Growth & Income Fund              $  773,528             $ 107,572            $ 1,215,104
Alleghany/Chicago Trust Talon Fund                        $   42,020             $     452            $    56,340
Alleghany/Chicago Trust Small Cap Value Fund*             $   56,325             $   1,579            $    87,758
Alleghany/Veredus Aggressive Growth Fund*                 $   41,163             $     470            $    68,564
Alleghany/Blairlogie International Developed              $    5,032             $      71            $     7,680
Fund**
Alleghany/Blairlogie Emerging Markets Fund**              $    1,449             $       0            $     1,892
Alleghany/Montag & Caldwell Balanced Fund                 $  145,342             $  16,366            $   374,964
Alleghany/Chicago Trust Balanced Fund                     $  465,231             $  72,717            $   734,088
Alleghany/Chicago Trust Bond Fund                         $  339,660             $  34,406            $   530,157
Alleghany/Chicago Trust Municipal Bond Fund               $   49,551             $       0            $    58,327

* Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998. Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.
** Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund joined Alleghany Funds on April 30, 1999.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Investment Adviser or Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for a Fund, the Investment Adviser or Sub-Adviser will follow the Company's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

         The Company will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if Chicago Trust, Montag & Caldwell, Veredus or Blairlogie, as appropriate, determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that  particular  transaction or such firm's  overall  responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. Subject to the foregoing considerations, preference may be given in executing portfolio transactions for a Fund to brokers which have sold shares of that Fund.

         The Investment Adviser or Sub-Adviser effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Adviser or Sub-Adviser, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The Investment Adviser and Sub-Adviser will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Investment Adviser or Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

         Amounts spent on behalf of each Fund for brokerage commissions during each of the last three fiscal years are set forth below.


                                                                          Brokerage Commissions

                      Fund                         FYE October 31, 1999   FYE October 31, 1998    FYE October 31, 1997
                      ----                         --------------------   --------------------    --------------------

Alleghany/Montag & Caldwell Growth Fund                  $   1,716,450        $ 1,379,506              $   537,610
Alleghany/Chicago Trust Growth & Income Fund             $   256,176          $   243,509              $   130,947
Alleghany/Chicago Trust Talon Fund                       $       94,685       $    69,511              $    55,212**
Alleghany/Chicago Trust Small Cap Value Fund*            $     285,009             n/a                    n/a
Alleghany/Veredus Aggressive Growth Fund*                $    52,394               n/a                    n/a
Alleghany/Montag & Caldwell Balanced Fund                $   103,697          $   102,195              $    34,393
Alleghany/Chicago Trust Balanced Fund                    $    80,255          $    86,435              $    58,087
Alleghany/Chicago Trust Bond Fund                           n/a                    n/a                    n/a
Alleghany/Chicago Trust Municipal Bond Fund                 n/a                    n/a                    n/a
Alleghany/Chicago Trust Money Market Fund                   n/a                    n/a                    n/a

     * Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998. Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.
     ** Of this amount,  $1,300 was paid to Talon
     Securities, Inc. ("TSI"), an affiliate of Talon, the Fund's Sub-Adviser. The amount paid to TSI represents: (a) 0.20% of the aggregate brokerage commissions received by TSI from all clients during the fiscal year ended October 31, 1997; and (b) 2.35% of the total commissions paid by Alleghany/Chicago Trust Talon Fund to all brokers through whom trades were placed during the Fund's fiscal year ended October 31, 1997.

                                                        Brokerage Commissions

                Fund                  Six Months Ended   Ten Months Ended     Year Ended         Year Ended
                                      October 31, 1999   April 30, 1999       June 30, 1998      June 30, 1997
                                      ----------------   --------------       -------------      -------------
Alleghany/Blairlogie International         $ 206,859                                                 $
Developed Fund***
Alleghany/Blairlogie Emerging              $  62,783                                                 $
Markets Fund***

     ***     Alleghany/Blairlogie     International     Developed    Fund    and
     Alleghany/Blairlogie Emerging Markets Fund joined Alleghany Funds on April 30, 1999.

Portfolio Turnover

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Alleghany/Chicago Trust Small Cap Growth Fund or Alleghany/Veredus Aggressive Growth Fund], in which it is not expected to exceed 20%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for Federal income tax purposes.

         The portfolio turnover rates for the Funds for their most recent fiscal periods may be found under "FINANCIAL HIGHLIGHTS" in the Prospectus.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

         Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

         The securities held in the portfolio of Alleghany/Chicago Trust Money Market Fund, and the debt securities with maturities of sixty days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of each Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Company's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Company or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Adviser and approved in good faith by the Board of Trustees.


                                    DIVIDENDS

         Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the exdividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to taxes.

         Dividends paid by Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Blairlogie Emerging Markets Fund, Alleghany/Blairlogie International Developed Fund and Alleghany/Chicago Trust Bond Fund with respect to Class I shares are calculated in the same manner and at the same time. Both Class N and Class I shares of a Fund will share proportionately in the investment income and general expenses of the Fund, except that the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of class-specific expenses.

                                      TAXES

         Each Fund intends to qualify or to continue to qualify each year as a regulated investment company under the Code.

         In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         To the extent that a Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

         When a Fund writes a call or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

         The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on
Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         Shareholders will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net capital gains over net short-term capital losses), if any, will be taxable to shareholders as 28% rate gains or 20% rate gains, without regard to how long a shareholder has held shares of a Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction for corporations, provided however, that those shares have been held for at least 45 days.

         The Funds will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of 28% rate gains and 20% rate gains and the portion of its dividends which qualify for the 70% deduction.

Passive Foreign Investment Companies

         Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

         In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to a U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

         Income received by Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce of eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Company. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

         Dividends and distributions also may be subject to state and local taxes. Shareowners are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

         The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PERFORMANCE INFORMATION

In General

         From time to time, the Company may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Company may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Company may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

Total Return Calculations

         Total return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

         The Funds that compute their average annual total returns do so by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:
                                            1
Average Annual Total Return =       (ERV)   n    - 1
                                     ---
                                      P

Where:                     ERV      =       ending  redeemable  value  at  the  end of the  period  covered  by the computation of a hypothetical $1,000 payment made at the beginning of the period
                           P        =       hypothetical initial payment of $1,000
                           n        =       period covered by the computation, expressed in terms of years
                           T        =       average annual total return

         The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Annual Total Return =     ERV    - 1
                                    ---
                                      P

Where:                     ERV      =       ending  redeemable  value  at  the  end of the  period  covered  by the computation of a hypothetical $1,000 payment made at the beginning of the period
                           P        =       hypothetical initial payment of $1,000

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

         The average annual total returns for the Funds that quote such performance were as follows for the periods shown:

                                                                      One Year Ended         From Fund Inception
                            Series                                       10/31/99              through 10/31/99

Alleghany/Montag & Caldwell Growth Fund - Class N                            29.34%                  28.48%
Montag & Caldwell Growth Fund - Class I                                      29.78%                  27.67%
Alleghany/Chicago Trust Growth & Income Fund                                 27.71%                  22.71%
Alleghany/Chicago Trust Talon Fund                                            2.32%                  13.18%
Alleghany/Chicago Trust Small Cap Value Fund                                  n/a                    n/a
Alleghany/Veredus Aggressive Growth Fund                                     92.92%                  46.29%
Alleghany/Blairlogie International Developed Fund - Class N                  16.66%                  10.84%
Alleghany/Blairlogie International Developed Fund - Class I                  17.12%                  10.62%
Alleghany/Blairlogie Emerging Markets Fund - Class N                         32.68%                 (7.54)%
Alleghany/Blairlogie Emerging Markets Fund - Class I                         33.07%                   2.89%
Alleghany/Montag & Caldwell Balanced Fund- Class N                           17.83%                  20.10%
Montag & Caldwell Balanced Fund - Class I                                     n/a                    n/a
Alleghany/Chicago Trust Balanced Fund                                        17.26%                  18.04%
Alleghany/Chicago Trust Bond Fund                                             1.02%                   5.78%
Alleghany/Chicago Trust Municipal Bond Fund                                 (1.77)%                   3.40%

Yield and Tax-Equivalent Yield

         Yield refers to net income generated by an investment over a particular period of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. Effective yield is yield assuming that all distributions are reinvested. Effective yield will be slightly higher than the yield because of the compounding effect of the assumed investment. Yield for Alleghany/Chicago Trust Money Market Fund over a seven-day period is called current yield. For Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund, yield is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result.

Yield of Alleghany/Chicago Trust Money Market Fund

         The yield of this Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in shares of the Fund at the same rate as net income is earned for the base period.

         The yield and effective yield of Alleghany/Chicago Trust Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above. For the seven-day period ended October 31, 1999, Alleghany/Chicago Trust Money Market Fund had a yield of 4.97% and an effective yield of 5.10%.

     Yields of Alleghany/Chicago Trust Bond Fund and Alleghany/Chicago Trust Municipal Bond Fund

         The yield of each of these Funds is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         This calculation can be expressed as follows:

         YIELD = 2 [(a - b + 1) 6 - 1]
                      cd

Where:                     a        =       dividends and interest earned during the period
                           b        =       expenses accrued for the period (net of reimbursements)
                           c        =       the average daily number of shares  outstanding  during the period that were entitled to receive dividends
                           d        =       maximum offering price per share on the last day of the period


         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         For the 30-day period ended October 31, 1999, Alleghany/Chicago Trust Bond Fund had a yield of 6.56%.

         For the 30-day period ended October 31, 1999, Alleghany/Chicago Trust Municipal Bond Fund had a yield of 4.77%.

Tax-Equivalent Yield of Alleghany/Chicago Trust Municipal Bond Fund

         The "tax-equivalent yield" of Alleghany/Chicago Trust Municipal Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding to that figure to that portion, if any, of the yield that is not exempt from Federal income tax.

         The tax-equivalent yield of this Fund reflects the taxable yield that an investor at the stated marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from Alleghany/Chicago Trust Municipal Bond Fund. Before investing in this Fund, you may want to determine which investment - tax free or taxable - will result in a higher after-tax yield. To do this, divided the yield on the tax-free investment by the decimal determined by subtracting from one the highest Federal tax rate you pay. For example, if the tax-free yield is 5% and your maximum tax bracket is 36%, the computation is:

5%  Tax-Free  Yield / (1.00 - 0.36 Tax Rate) =  5%/0.64  = 7.81% Tax  Equivalent
Yield

         In this example, your after-tax return would be higher from the 5% tax-free investment if available taxable yields are below 7.81%. Conversely, the taxable investment would provide a higher yield when taxable yields exceed 7.81%.

         For the 30-day period ended October 31, 1999, Alleghany/Chicago Trust Municipal Bond Fund had a tax-equivalent yield of 7.45% based on the tax-free yield of 4.77% shown above, and assuming a shareholder is at the 36% Federal income tax rate.

                                OTHER INFORMATION

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

Description of Shares

         Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there is only one class of shares issued by the Funds of the Company, except for Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund. These Funds offers two classes of shares: Class N shares and Class I shares. Since each class has different expenses, i.e., Class I shares do not pay a distribution plan fee, performance will vary and it is anticipated that the Class N dividends will be lower than the Class I dividends. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that Class I shares of Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund have no rights with respect to that Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Information about Class I shares is available by calling the Fund at 800 992-8151.

         Class I shares of Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Blairlogie International Developed Fund, Alleghany/Blairlogie Emerging Markets Fund, Montag & Caldwell Balanced Fund and Alleghany/Chicago Trust Bond Fund may be purchased directly from the Funds at the net asset value next determined after receipt of the order in proper form. The minimum initial investment is $5 million for Montag & Caldwell Growth Fund and Alleghany/Chicago Trust Growth & Income Fund, $2 million for Alleghany/Chicago Trust Bond Fund and $1 million for Montag & Caldwell Balanced Fund, Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund. There is no minimum subsequent investment. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Funds may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser and its affiliates. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Funds. The Funds also reserve the right to change the initial and subsequent investment minimums.

Voting Rights

         Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of a Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N shares have exclusive voting rights with respect to the distribution plan. On any matter submitted to a vote of shareholders, shares of each Fund will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

Shareholder Meetings

         The Trustees of the Company do not intend to hold annual meetings of shareholders of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Funds. In addition, subject to certain conditions, shareholders of the Funds may apply to the Company to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Certain Provisions of Trust Instrument

         Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Company or a Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareholder nevertheless held personally liable for Company or Fund obligations.

Expenses

         Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Company's legal existence, and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers", costs of obtaining quotations of portfolio securities and pricing of Fund shares.

         Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class, SEC registration fees and state "blue sky" fees incurred by a specific class, litigation or other legal expenses relating to a specific class, expenses incurred as a result of issues relating to a specific class and different transfer agency fees attributable to a specific class.

         Notwithstanding the foregoing, the Investment Advisers or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

Custodians

         Bankers Trust Company ("Bankers Trust"), 16 Wall Street, New York, New York 10005 serves as Custodian of the Company's assets, pursuant to a Custodian Agreement, for the following Funds: Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond
Fund and Alleghany/Chicago Trust Money Market Fund.

         Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 serves as Custodian of the Company's assets, pursuant to a Custodian Agreement, for Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund.

         Under such Agreements, Bankers Trust and IFTC each: (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Transfer Agent

     PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as Transfer Agent for the Company.

Reports to Shareholders

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent certified public accountants. Inquiries regarding a Fund may be directed to the Investment Adviser or the Administrator at 800 992-8151.

         KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois is the Company's independent public accountant and auditor.

                                                             A-1
                                   APPENDIX A

                                  Debt Ratings


     Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

"Aaa" - These bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" - These bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - These bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - These bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - These bonds are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's may modify a rating of "Aa", "A" or "Baa" by adding numerical modifiers 1, 2, 3 to show relative standing within these categories.

                                                             A-2
Standard & Poor's Corporation describes classifications of corporate and municipal debt as follows:

"AAA" - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" - These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong and differs from the "AAA" issues only in small degree.

"A" - These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" - These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

     "BB",  "B",  "CCC",  "CC",  or "C" - These  bonds  are  regarded  as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

     "CI" - This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                             B-1
                                   APPENDIX B

                              FINANCIAL STATEMENTS

                                       for


                           Alleghany/Montag & Caldwell Growth Fund - Class N and Class I Alleghany/Chicago Trust Growth & Income Fund Alleghany/Chicago Trust Talon Fund Alleghany/Chicago Trust Small Cap Value Fund Alleghany/Veredus Aggressive Growth Fund Alleghany /Blairlogie International Developed Fund - Class N and Class I Alleghany/Blairlogie Emerging Markets Fund - Class N and Class I Alleghany/Montag & Caldwell Balanced Fund
                           - Class N and Class I Alleghany/Chicago Trust Balanced Fund Alleghany/Chicago Trust Bond Fund Alleghany/Chicago Trust Municipal Bond Fund Alleghany/Chicago Trust Money Market Fund

                                Fiscal Year Ended
                               October 31, 1999

                          ANNUAL REPORT TO SHAREHOLDERS



 [LOGO] ALLEGHANY FUNDS

                           -------
                           ANNUAL
-------------------------------------------------------------------------------
 REPORT
-------------------------------------------------------------------------------

   ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
   ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
   ALLEGHANY/CHICAGO TRUST TALON FUND
   ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
   ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
   ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
   ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
   ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
   ALLEGHANY/CHICAGO TRUST BALANCED FUND
   ALLEGHANY/CHICAGO TRUST BOND FUND
   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
   ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

 OCTOBER 31, 1999

[LOGO]  ALLEGHANY FUNDS

Dear Fellow Shareholder,

As 1999 draws to a close, let me take this opportunity to thank you for entrusting us to meet your investment needs.

This year has brought continued success to Alleghany Funds, both in our investment returns and in our continuing evolution as a growing mutual fund family. The addition of our two international funds, Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, has expanded our investment vistas into foreign lands, while Alleghany/Chicago Trust Small Cap Value Fund and Alleghany/Veredus Aggressive Growth Fund have broadened our investment options to include the full spectrum of small cap stocks.

In addition, we have completely revamped our Web site, www.AlleghanyFunds.com. We view our Web site as an ideal way to share information with you, our shareholders. On the new site, we have included educational resources and planning tools to help you with your overall investment portfolio, as well as to provide extensive details on our Funds. We have even included audio interviews with our Fund managers as another way to provide you with essential information. We will continue to explore additional ways in which the Internet and other electronic communications can better serve your needs.

At the time of this writing, assets in Alleghany Funds have topped $5 billion for the first time. While this landmark certainly owes a lot to the market environment of the last few years, it also reflects the tremendous confidence you have placed in us. We achieved this level of success by adhering to our stated goal of disciplined, institutional investing, and you can be assured that this goal has not and will not change going forward. Your trust is our most important asset, and we will continue to strive to earn that trust as we move forward into the new millennium.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President

ALLEGHANY FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC., WEST CONSHOHOCKEN, PA 19428-2901. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.

Shareholder Services  800 992-8151  www.AlleghanyFunds.com
THE CHICAGO TRUST COMPANY - MONTAG & CALDWELL - VEREDUS ASSET MANAGEMENT - BLAIRLOGIE CAPITAL MANAGEMENT

CONTENTS

   SUMMARY INFORMATION                                             2
   -----------------------------------------------------------------

   PORTFOLIO MANAGER COMMENTARY:
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                       5
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                  6
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST TALON FUND                            7
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                  8
   -----------------------------------------------------------------

     ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                      9
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND            10
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                   11
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                    12
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BALANCED FUND                        13
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BOND FUND                            14
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                  15
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                    16
   -----------------------------------------------------------------

   SCHEDULE OF INVESTMENTS:
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                      17
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                 18
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST TALON FUND                           19
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                 20
   -----------------------------------------------------------------

     ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                     22
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND            23
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                   26
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                    30
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BALANCED FUND                        33
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BOND FUND                            36
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                  38
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                    41
   -----------------------------------------------------------------

   STATEMENT OF ASSETS AND LIABILITIES                            44
   -----------------------------------------------------------------

   STATEMENT OF OPERATIONS                                        48
   -----------------------------------------------------------------

   STATEMENT OF CHANGES IN NET ASSETS                             52
   -----------------------------------------------------------------

   FINANCIAL HIGHLIGHTS                                           58
   -----------------------------------------------------------------

   NOTES TO FINANCIAL STATEMENTS                                  73
   -----------------------------------------------------------------

   INDEPENDENT AUDITORS' REPORT                                   80
   -----------------------------------------------------------------

                            THE CHICAGO TRUST COMPANY
                         With roots going back to 1887, Chicago Trust manages portfolios for mutual fund, institutional and high net worth clients. The firm also provides investment, trustee and administrative services for pension, profit sharing and 401(k) plans.

                            MONTAG & CALDWELL, INC.
                         Founded in 1945 in Atlanta, Montag & Caldwell is one of the oldest and most well-respected investment counseling firms in the Southeast. The firm manages investments for institutions and retirement plans, as well as for individual clients.

                            VEREDUS ASSET MANAGEMENT LLC
                         A specialist in small company growth stocks, Veredus manages institutional accounts, individual client accounts and mutual funds and is based in Louisville, Kentucky. The firm was founded by
                         B. Anthony Weber, a former principal with Fred Alger & Co., a well-known New York-based growth stock research and investment firm.

                            BLAIRLOGIE CAPITAL MANAGEMENT
                         Based in Edinburgh, Scotland, Blairlogie specializes in managing international and emerging market portfolios for institutions and mutual funds. The firm is a registered investment advisor in the United States and the United Kingdom.

ALLEGHANY FUNDS
------------------------------------

PERFORMANCE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
SUMMARY INFORMATION

                                                                                   ALLEGHANY/CHICAGO TRUST GROWTH &
                             ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                          INCOME FUND
                                  CLASS N                CLASS I
TOTAL RETURNS:
One Year................          29.34%                 29.78%                                 27.71%
Three Year
  Average Annual........          26.84%                 27.24%                                 26.10%
Five Year
  Average Annual........            N/A                    N/A                                  26.78%
Average Annual
  Since Inception.......          28.48%                 27.67%                                 22.71%
Date....................         11/02/94               06/28/96                               12/13/93

TOP TEN HOLDINGS

      as of October 31, 1999                                               as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Procter & Gamble Co...............    5.10%                          Sun Microsystems, Inc.............    4.73%
Pfizer, Inc.......................    4.77%                          Sysco Corp........................    4.01%
MCI WorldCom, Inc.................    4.64%                          EMC Corp..........................    3.82%
Coca-Cola Co......................    4.55%                          Tellabs, Inc......................    3.74%
                                                                     Computer Associates International,
Johnson & Johnson.................    4.39%                          Inc...............................    3.52%
Bristol-Myers Squibb Co...........    4.12%                          Cisco Systems, Inc................    3.48%
Home Depot, Inc...................    4.05%                          Paychex, Inc......................    3.39%
Gillette Co.......................    3.91%                          Illinois Tool Works, Inc..........    2.97%
McDonald's Corp...................    3.87%                          General Electric Co...............    2.95%
                                                                     American International Group,
General Electric Co...............    3.64%                          Inc...............................    2.92%

--------------------------------------------------------------------------------

                                    ALLEGHANY/CHICAGO TRUST TALON FUND              ALLEGHANY/CHICAGO TRUST SMALL
CAP VALUE FUND
TOTAL RETURNS:
One Year................                           2.32%                                                 N/A
Three Year
  Average Annual........                           6.91%                                                 N/A
Five Year
  Average Annual........                          12.95%                                                 N/A
Average Annual
  Since Inception.......                          13.18%                                                 N/A
Date....................                         09/19/94                                             11/10/98

TOP TEN HOLDINGS

      as of October 31, 1999                                               as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Manpower, Inc.....................    5.69%                          Gallagher (Arthur J.) & Co........    3.55%
American Power Conversion Corp....    5.61%                          Meredith Corp.....................    3.18%
True North Communications, Inc....    5.27%                          Houghton Mifflin Co...............    3.18%
Sensormatic Electronics Corp......    5.16%                          AGCO Corp.........................    2.91%
Mentor Graphics Corp..............    4.22%                          Milacron, Inc.....................    2.62%
CNF Transportation, Inc...........    3.57%                          Newport News Shipbuilding, Inc....    2.52%
Wallace Computer Services, Inc....    3.52%                          Commercial Federal Corp...........    2.51%
Saks, Inc.........................    3.52%                          Cytec Industries, Inc.............    2.50%
                                                                     Centex Construction Products,
ACNielsen Corp....................    3.38%                          Inc...............................    2.50%
                                                                     Walden Residential Properties,
Scholastic Corp...................    3.33%                          Inc...............................    2.48%

-  2

                                                                                       ALLEGHANY/BLAIRLOGIE
INTERNATIONAL
                               ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND (A)                    DEVELOPED FUND (B)
                                                                                         CLASS N
CLASS I
TOTAL RETURNS:
One Year................                          92.92%                                 16.66%
17.12%
Three Year
  Average Annual........                            N/A                                  11.21%
11.57%
Five Year
  Average Annual........                            N/A                                    N/A
9.72%
Average Annual
  Since Inception.......                          46.29%                                 10.84%
10.62%
Date....................                         06/30/98                               11/30/94
06/08/93

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
JDS Uniphase Corp.................    5.24%                          WEBS Japan Index Series...........    4.42%
Electroglas, Inc..................    3.82%                          Sweden Opal, 18.526%, 04/07/07....    2.55%
Terayon Communication Systems,
  Inc.............................    3.63%                          Roche Holding AG..................    1.64%
LaserSight Inc....................    3.24%                          Total Fina SA, Class B............    1.64%
Varian Semiconductor Equipment                                       France Telecom SA.................    1.64%
  Associates, Inc.................    3.03%                          Deutsche Telekom AG...............    1.62%
TriQuint Semiconductor, Inc.......    2.97%                          Nokia Oyj.........................    1.59%
ANADIGICS, Inc....................    2.89%                          Royal Dutch Petroleum Co..........    1.52%
ANTEC Corp........................    2.86%                          Novartis AG.......................    1.50%
                                                                     Nippon Telegraph & Telephone
PRI Automation, Inc...............    2.72%                          Corp..............................    1.39%
Powerwave Technologies, Inc.......    2.72%

--------------------------------------------------------------------------------

                                  ALLEGHANY/BLAIRLOGIE EMERGING
                                         MARKETS FUND (C)                 ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
                                  CLASS N                CLASS I                CLASS N                CLASS I
TOTAL RETURNS:
One Year................          32.68%                 33.07%                 17.83%                   N/A
Three Year
  Average Annual........          (2.59)%                (2.27)%                18.78%                   N/A
Five Year
  Average Annual........          (7.11)%                (6.85)%                  N/A                    N/A
Average Annual
  Since Inception.......          (7.54)%                 2.89%                 20.10%                   N/A
Date....................         10/20/94               06/01/93               11/02/94               12/31/98

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Telefonos de Mexico SA, SP ADR....    4.13%                          Procter & Gamble Co...............    3.26%
Magyar Tavkozlesi, Rights.........    2.86%                          Coca-Cola Co......................    2.94%
Samsung Electronics...............    2.84%                          Pfizer, Inc.......................    2.83%
Taiwan Fund, Inc..................    2.64%                          MCI WorldCom, Inc.................    2.76%
Telecomunicacoes Brasileiras SA,                                     Bristol-Myers Squibb Co...........    2.70%
  Pfd Block, SP ADR...............    2.18%                          Johnson & Johnson.................    2.67%
Winbond Electronic Corp., GDR.....    2.04%                          General Electric Co...............    2.67%
Compania Anonima Nacional
  Telefonos                                                          McDonald's Corp...................    2.63%
  de Venezuela, ADR...............    1.95%                          Home Depot, Inc...................    2.55%
Korea Electric Power Corp.........    1.90%                          U.S. Treasury Bond
Korea Fund........................    1.73%                          8.125%, 08/15/19..................    2.46%
Turkiye Is Bankasi, Class C.......    1.61%

---------------------------------------------------------

                  (a)   Prior to December 7, 1999, the performance figures reflected are those of a predecessor fund, Veredus Growth Fund.
                  (b)   Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO International Developed
                        Fund.
                  (c)   Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

                                                                             - 3

ALLEGHANY FUNDS
------------------------------------

PERFORMANCE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
SUMMARY INFORMATION -- CONTINUED

                                   ALLEGHANY/CHICAGO TRUST BALANCED FUND                  ALLEGHANY/CHICAGO TRUST
BOND FUND
TOTAL RETURNS:
One Year................                          17.26%                                                1.02%
Three Year
  Average Annual........                          18.62%                                                5.79%
Five Year
  Average Annual........                            N/A                                                 7.54%
Average Annual
  Since Inception.......                          18.04%                                                5.78%
Date....................                         09/21/95                                             12/13/93

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
                                                                     U.S. Treasury Note, 6.125%,
EMC Corp..........................    2.98%                          08/15/07..........................    2.98%
Sysco Corp........................    2.61%                          Federal National Mortgage Assoc.
Cisco Systems, Inc................    2.52%                          5.625%, 03/15/01..................    2.98%
                                                                     U.S. Treasury Note, 5.750%,
Tellabs, Inc......................    2.36%                          08/15/03..........................    2.97%
General Electric Co...............    2.30%                          Federal Home Loan Mortgage Corp.
Harley-Davidson, Inc..............    1.81%                          5.750%, 07/15/03..................    2.94%
                                                                     U.S. Treasury Bond, 6.000%,
Paychex, Inc......................    1.81%                          02/15/26..........................    2.84%
                                                                     U.S. Treasury Note, 6.375%,
Sun Microsystems, Inc.............    1.80%                          08/15/02..........................    2.66%
                                                                     U.S. Treasury Bond, 6.250%,
Solectron Corp....................    1.79%                          08/15/23..........................    2.20%
American International Group,
  Inc.............................    1.75%                          Federal National Mortgage Assoc.
                                                                       Pool# 442329, 6.500%,
                                                                         10/01/28......................    2.06%
                                                                     Federal Home Loan Mortgage Corp.
                                                                       Gold Pool# E00619, 6.500%,
                                                                         01/01/14......................    2.04%
                                                                     Province of Mendoza
                                                                       Collateral Oil Royalty Note
                                                                       10.000%, 07/25/02...............    2.03%

--------------------------------------------------------------------------------

                                ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
TOTAL RETURNS:
One Year................                          (1.77)%
Three Year
  Average Annual........                           3.11%
Five Year
  Average Annual........                           4.42%
Average Annual
  Since Inception.......                           3.40%
Date....................                         12/13/93

TOP TEN HOLDINGS

as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Green Bay, Series A, G.O.                                            Kentucky State Turnpike Authority
  5.100%, 04/01/00................    2.92%                          Economic Development Revenue
King County, Series A, G.O.                                            5.700%, 01/01/03................    2.10%
  5.800%, 01/01/04................    2.87%                          State of New Jersey Transportation
Salt River Project Electric System                                     Trust Fund Revenue, Series A
  Revenue Refunding, Series A                                          Escrowed to Maturity
  5.500%, 01/01/05................    2.70%                          5.200%, 12/15/00..................    2.06%
                                                                     San Francisco City & County
Commonwealth of Puerto Rico                                          Airports
  Revenue Series A, G.O.                                               Series 23-A
  6.500%, 07/01/03................    2.49%                          5.500%, 05/01/10..................    2.06%
Clark County, Nevada School                                          Utah State Building Ownership
  District, G.O.                                                     Authority
  6.400%, 06/15/06................    2.21%                          Lease Revenue, Series A, State
State of Mississippi, Series I                                         Facilities Master Lease PG-C
  5.750%, 11/01/09................    2.12%                          5.500%, 05/15/11..................    2.05%

-  4

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        RONALD E. CANAKARIS, CFA

Q How has the Fund performed during the last year?

A Despite a volatile economy and rocky market, Alleghany/Montag & Caldwell
   Growth Fund, Class N and Class I, showed increases of 29.34% and 29.78%, respectively, for the 12 months ended October 31, 1999. During this same time period, the Standard & Poor's-Registered Trademark- 500 Stock Index (S&P-Registered Trademark- 500 Index) recorded investment returns of 25.67%. We attribute the Fund's ability to outperform the benchmark to the strength in the portfolio's technology stocks offsetting weakness in certain consumer and health care issues.

Q How has the market and economy affected the Fund's performance?

A While the majority of stock prices have been down since the end of March 1999, the large-cap segment of the stock market as measured by the S&P-Registered Trademark- 500 Index has essentially fluctuated in a trading range over the past six months. This trading range has been supported by better than expected corporate profits but held back by higher interest rates. Until it is evident to investors that the Federal Reserve has succeeded in slowing the economy to a sustainable and more moderate rate of growth with continued low inflation, it is likely that this trading range will persist.

   During the year, we continued to favor the shares of consumer global growth companies, well-positioned pharmaceutical and medical device companies and high-quality, high-growth technology enterprises that have staying power. While some of the Fund's holdings in consumer global growth companies remained weak, we believe a significant pick-up in earnings growth may occur for these high-quality companies as we head into the new millennium. Research-driven pharmaceutical and medical device companies should perform better in the period ahead because they offer an attractive combination of value and double-digit earnings growth prospects. Selected technology holdings remain attractive as global industry conditions improve and the build-out of the Internet further stimulates product demand.

Q What is your outlook?

A We believe the Federal Reserve will be successful in its efforts and that the stock market will eventually exit the current period of consolidation and move to higher levels. Meanwhile, we are maintaining some cash reserves and using them to take advantage of attractive buying opportunities as they present themselves.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                             18%
Other Common Stocks                    19%
Consumer Non-Durables                  15%
Health Care Services                    9%
Finance                                 8%
Retail                                  8%
Telecommunications                      7%
Cash and Other Net Assets               6%
Food and Beverage                       5%
Medical Supplies                        5%

                          ALLEGHANY/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P-REGISTERED TRADEMARK- 500 INDEX  LIPPER GROWTH FUND INDEX  ALLEGHANY/MONTAG & CALDWELL
                                                                      GROWTH FUND CLASS N SHARES
11/94                              $10,000                   $10,000                      $10,000
4/95                               $11,046                   $10,699                      $10,999
10/95                              $12,641                   $12,398                      $13,187
4/96                               $14,380                   $13,789                      $15,065
10/96                              $15,685                   $14,498                      $17,131
4/97                               $17,992                   $15,733                      $19,245
10/97                              $20,720                   $18,617                      $22,925
4/98                               $25,381                   $21,995                      $27,690
10/98                              $25,277                   $21,199                      $27,027
4/99                               $30,916                   $26,225                      $33,408
10/99                              $31,761                   $27,416                      $34,958

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 500 INDEX AND LIPPER GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 5

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                      BERNARD F. MYSZKOWSKI, CFA

Q How has the Fund performed over the past year?

A For the fiscal year ended October 31, 1999, Alleghany/Chicago Trust Growth &
   Income Fund produced a total return of 27.71%. In comparison, the benchmark S&P-Registered Trademark- 500 Index returned 25.67%, while our peer group, the Lipper Multi-Cap Growth Index, returned 39.77%.

Q What were the major influences on Fund performance over the past year?

A The Fund's emphasis on technology had a positive impact on performance during much of the year. Despite the volatile market, the tech-heavy NASDAQ was a bright spot. With a large percentage of the Fund in the technology sector, we were able to offset the weakness in the market as a whole. Our positions in Cisco Systems, Inc. (3.5% of net assets), EMC Corp. (3.8%), and Sun Microsystems, Inc. (4.7%) were especially noteworthy.

   Carnival Corp. (2.0%), the cruise line, was a new addition to the portfolio. Our research indicated this was a well-run company with good potential for growth. The strong economy should lead to increased spending on luxury items and travel.

Q Were there any sectors that negatively influenced the Fund during the year?

A Because of concerns about the Industry's growth potential and an uncertain regulatory landscape, the Fund reduced its exposure to the health care industry. Health Management Associates, Inc. and Omnicare, Inc. were both fully divested. We sold Omnicare as it came under pressure from all of the questions in Washington regarding the HMO industry. It also fell below our market limitation of $2 billion. With both holdings, we were able to divest before any negative implications affected the Fund.

Q What is your outlook for the end of 1999 and the new millennium?

A As 1999 ends, we continue to be optimistic about the economic climate. We anticipate S&P-Registered Trademark- 500 companies will post attractive earnings, giving the market some positive news on which to focus. We believe the portfolio is in excellent shape to carry us through the rest of this year and into the 21st century.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    24%
Technology                             23%
Finance                                13%
Consumer Durables                       8%
Cash and Other Net Assets               8%
Consumer Non-Durables                   6%
Telecommunications                      6%
Capital Goods                           4%
Food and Beverage                       4%
Health Care Services                    4%

                            ALLEGHANY/CHICAGO TRUST
                              GROWTH & INCOME FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P-REGISTERED TRADEMARK- 500 INDEX  LIPPER MULTI-CAP GROWTH INDEX  ALLEGHANY/CHICAGO TRUST
                                                                            GROWTH & INCOME FUND
12/93                              $10,000                        $10,000                  $10,000
4/94                                $9,745                         $9,954                   $9,797
10/94                              $10,360                        $10,365                  $10,173
4/95                               $11,444                        $11,009                  $11,231
10/95                              $13,096                        $13,041                  $13,088
4/96                               $14,898                        $14,748                  $14,983
10/96                              $16,250                        $15,253                  $16,619
4/97                               $18,641                        $15,785                  $18,258
10/97                              $21,466                        $19,178                  $20,801
4/98                               $26,293                        $22,465                  $25,536
10/98                              $26,185                        $20,456                  $26,090
4/99                               $32,026                        $26,458                  $32,936
10/99                              $32,902                        $28,592                  $33,321

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER MULTI-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  6

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST TALON FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 1999

[PHOTO]
THYRA ZERHUSEN
[PHOTO]
TERRY D. DIAMOND

Q How did Alleghany/Chicago Trust Talon Fund perform during the fiscal year ended October 31, 1999?

A The Fund produced a total return of 2.32% versus 21.07% for the Fund's benchmark, the S&P-Registered Trademark- 400 Mid-Cap Index.

Q What factors affected your performance?

A After performing strongly from November 1, 1998 through June 30, 1999, the stock market weakened considerably in the third calendar quarter in the midst of rising interest rates, a weakening U.S. dollar and the approaching uncertainty surrounding Year 2000. While the mid-cap sector benefited in the second calendar quarter from investors seeking more reasonable valuations than what were available in the large-cap area, that trend appeared to diminish or even reverse in the third calendar quarter.

   Given the stock market's negative performance in the third calendar quarter, it is clear that many stocks in the portfolio declined in value. The retail sector, for example, was particularly disappointing, as investors became concerned about the slowing economy and the impact of the Internet on traditional department stores.

Q What is your stock selection criteria, and what meaningful changes have you made to the Portfolio over the past year?

A Our investment strategy is a bottom-up approach, looking for companies that are undervalued and inefficiently priced. For example, we believe that Newbridge Networks Corp. (2.8% of net assets), a maker of telecommunications equipment, represents attractive value because of its superior technology for transmitting voice and data at very high speeds over networks. Another attractive stock is American Power Conversion Corp. (5.6%), a company that protects computer users ranging from individuals to large corporations from losing data due to power outages. Its superior product quality and low production costs have helped the company to gain market share on a consistent basis. The company also fits another important stock selection criteria in that its earnings growth rate exceeds its price/ earnings multiple.

   Outside of technology, Manpower, Inc. (5.7%), a stock we purchased in the second calendar quarter, has excellent revenue growth and is expanding internationally with a particularly strong foothold in Europe. Manpower provides outsourcing employment services for large multinational companies, and also provides consulting on local laws and customs regarding wages and working conditions. True North Communications, Inc. (5.3%), a holding company for several recently acquired advertising agencies, is another attractive stock in the portfolio. The company's margins are improving, and it is benefiting from the boom in Internet advertising.

Q What is your outlook?

A In general, we believe the recent additions to the portfolio possess the combination of characteristics that we believe position the portfolio: dedicated management, quality products or services, above-average revenue and earnings growth, better-than-average balance sheet strength and favorable industry trends. The portfolio's current price/earnings ratio is 15.5 times the next four quarters' earnings, while the earnings growth rate is about 19%. The portfolio's debt as a percentage of total capitalization is 25%, significantly below the average mid-cap stock and the S&P-Registered Trademark- 500 Index. Consequently, we believe that the Fund contains an attractively valued selection of stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    26%
Technology                             16%
Business Services                      16%
Pharmaceuticals                         8%
Retail                                  7%
Telecommunications                      6%
Cash and Other Net Assets               6%
Advertising                             5%
Electronics                             5%
U.S. Government Obligation              3%
Preferred Stock                         2%

                            ALLEGHANY/CHICAGO TRUST
                                   TALON FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P 400 MID-CAP INDEX  ALLEGHANY/CHICAGO  LIPPER MID-CAP VALUE FUND
                              TRUST TALON FUND
9/94                 $10,000            $10,000                    $10,000
10/94                 $9,921            $10,250                     $9,968
4/95                 $10,551            $10,766                    $10,489
10/95                $12,025            $12,189                    $11,451
4/96                 $13,695            $14,580                    $13,174
10/96                $14,111            $15,420                    $13,733
4/97                 $15,082            $16,935                    $14,475
10/97                $18,721            $20,582                    $17,579
4/98                 $22,307            $21,320                    $19,858
10/98                $19,974            $18,413                    $16,281
4/99                 $23,738            $19,624                    $18,145
10/99                $24,180            $18,840                    $17,782

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 400 MID-CAP INDEX, LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 7

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                           PATRICIA A. FALKOWSKI

Q How did Alleghany/Chicago Trust Small Cap Value Fund perform during the fiscal year ended October 31, 1999?

A Because the Fund's inception date was slightly less than one year ago, we are only able to provide return data on a year-to-date basis. Year-to-date, the Fund produced a total return of --12.32%. In comparison for the same time frame, the Russell 2000 Index and the Russell 2000 Value Index returned 2.79% and --4.92%, respectively. While small-cap value as an investment style had periods of strength during the fiscal year, it continued to lag the larger market averages such as the S&P-Registered Trademark- 500 Index, which was up 12.03% on a year-to-date basis.

Q What factors affected your performance?

A The period has been markedly difficult for financial services companies because of the rising interest rate environment. Banks, in particular, are not able to increase their lending rates as fast as they must boost rates on deposits. In addition, the interest rate environment suggests a slowdown in consumer spending, which diminishes lending demand. However, financial services companies showed some strength at the end of October as it appeared that interest rates were easing. In addition, Congress passed banking de-regulation legislation that would put an end to decades-old restrictions on banking activities.

   There were some bright spots in this environment. The portfolio's energy component, particularly exploration and production companies, have benefited from the rise in oil prices and the apparent rebound in global economies, thus boosting potential demand for energy. The hurricanes and tornadoes of the third quarter, while creating devastating losses, generated a new business climate for the insurance industry. Currently, one of our favorite holdings is A.J. Gallagher & Co. (3.5% of net assets), an insurance broker that is likely to benefit from improved pricing on property and casualty insurance policies. Another favorite is Houghton-Mifflin Co. (3.2%), a textbook publisher that is benefiting from the booming population in school-age children.

Q What is your investment process?

A We select stocks with value and growth in mind. To be considered, a stock has to be "value" priced, but we are also looking for companies with accelerating earnings potential. We look for economic and business cycles in which pricing environments may be improving.

   Typically, technology stocks do not fit within our valuation parameters and they tend to be extremely volatile. They either sell at price/earnings multiples that are much too high, or, in the case of many Internet companies, they have not yet turned a profit. However, we did increase our technology weighting during the quarter, purchasing a semiconductor company and a manufacturer of computer peripheral equipment.

Q What is your outlook?

A In this segment of the market, investors are seeking companies with predictable earnings, not just promises. For instance, our specialty chemical stocks performed well during the first half of the year when the global recovery became apparent. However, they were sold off in the third quarter because companies were not receiving the orders as anticipated.

   Because growth stock prices are still very high in relation to earnings, we believe the market will continue to have no tolerance for earnings disappointments. Because the price/earnings ratio of the Fund is defensive, at a relatively modest 18 on 1999 earnings and just 12 on 2000 earnings, we believe that our portfolio is defensive and is not as vulnerable to such disappointments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    30%
Finance                                21%
Oil and Gas Extraction                 11%
Industrial                              9%
Electronics                             7%
Printing and Publishing                 6%
Capital Goods                           5%
Retail                                  5%
Building and Construction               4%
Cash and Other Net Assets               2%

                            ALLEGHANY/CHICAGO TRUST
                              SMALL CAP VALUE FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        RUSSELL 2000 INDEX  ALLEGHANY/CHICAGO TRUST  LIPPER SMALL CAP VALUE INDEX
                             SMALL-CAP VALUE FUND
Nov-98             $10,000                  $10,000                       $10,000
Jan-99             $11,324                   $9,944                       $10,458
Apr-99             $11,517                   $9,854                       $10,499
Jul-99             $11,878                   $9,975                       $11,247
Oct-99             $11,487                   $9,193                       $10,223

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, LIPPER SMALL-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  8

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                B. ANTHONY WEBER

Q How did Alleghany/Veredus Aggressive Growth Fund perform during the fiscal year ended October 31, 1999?

A The Fund produced a total return of 92.92%. In comparison, the benchmark
   Russell 2000 Index returned 14.87% while our peer group, the Lipper Mid-Cap Growth Index, produced a return of 55.15%.

Q What factors affected the Fund's performance?

A The main reason the Fund outperformed its benchmark and peer group was our emphasis on technology, particularly what we call "Internet-enabling" companies. These companies are businesses that can expand the bandwidth of the Internet's infrastructure. Current modem capacity is wholly inadequate to tap the unlimited potential of the Internet. As a result, we have been focusing on fiber-optic components companies such as JDS Uniphase Corp. (5.2% of net assets), Powerwave Technologies, Inc. (2.7%), TranSwitch Corp. (1.7%), and E-Tek Dynamics, Inc. (2.0%) that are enabling that bandwidth to be expanded. Such Internet enabling firms can do well, although e-commerce companies themselves have been extremely volatile during the period.

   Another strong area for the Fund was in specialty health care companies such as Arthrocare Corp. (1.3%), an orthopedic device company, and CYTYC Corp. (2.3%), which has developed a test for cervical cancer that is gaining popularity with doctors across the country. Although large capitalization health care companies have had a difficult time in 1999 because of concerns about Medicare expansion, niche companies have done well. In general, we try to find companies with large market shares and high barriers to entry.

   In a period of rising interest rates, consumer stocks typically come under pressure, and this year was no exception. Consequently, retailers such as Ames Department Stores, Inc., Gadzooks, Inc. and Genesco, Inc. performed poorly for us.

Q What percentage of the portfolio is invested in technology?

A Close to 50% at October 31, but that includes several unrelated segments including semiconductors, semiconductor equipment companies, software, fiber optics components companies, cable-related and another in miscellaneous technology. We believe that the Internet is going to change the way we do business in this country, and we have only begun to scratch the surface. Recently, Cisco Systems, one of the world's best managed companies, indicated that it saved $250 million in 1998 because of efficiencies achieved through its e-commerce activities. That tells you that the Internet is a very disinflationary force.

Q What is your outlook?

A Despite a drop in the overall market at the end of the Fund's fiscal year, we are pleased with the portfolio's performance. Typically, small-cap growth stocks lead the market up as well as down. That was certainly true during 1996-1998, when small-cap growth had some false starts but suffered very large corrections when the overall market turned down. In contrast, our portfolio reached new highs despite a 10% correction in the S&P-Registered Trademark- 500 Index late in the summer. We remain optimistic about the portfolio as long as the Federal Reserve refrains from aggressively raising short-term interest rates over the next several months.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                             21%
Electronics                            19%
Retail                                 15%
Computer Software                      10%
Communications Equipment                9%
Medical Technologies                    7%
Other Common Stocks                     7%
Telecommunications                      5%
Cash and Other Net Assets               4%
Automotive                              3%

                               ALLEGHANY/VEREDUS
                             AGGRESSIVE GROWTH FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RUSSELL 2000 INDEX    ALLEGHANY/VEREDUS     LIPPER MID-CAP
                                 AGGRESSIVE GROWTH FUND   GROWTH INDEX
     Jun-98             $10,000                 $10,000         $10,000
     Jul-98              $9,190                  $9,190          $9,334
     Oct-98              $8,311                  $8,620          $8,383
     Jan-99              $9,411                 $11,090         $10,689
     Apr-99              $9,571                 $12,710         $10,994
     Jul-99              $9,871                 $14,310         $11,669
     Oct-99              $9,547                 $16,630         $13,005

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, LIPPER MID-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 9

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                     JAMES SMITH

Q How did the Fund perform during the fiscal year ended October 31, 1999?

A Alleghany/Blairlogie International Developed Fund, Class N and Class I, returned 16.66% and 17.12%, respectively. In comparison, the MSCI EAFE Index, the Fund's benchmark, rose 23.03%. The underperformance was primarily due to the portfolio's heavy weighting in poorly performing European markets.

   As of October 31, 1999, about 66.40% of the portfolio was invested in Continental Europe, versus 65.64% for the EAFE Index. The portfolio's major overweights within Continental Europe include France, Germany, Norway and Switzerland as well as the peripheral markets of Ireland and Portugal. While France and Norway have performed well, Germany and Switzerland have lagged. However, we believe that these markets will begin to benefit as Europe's economic growth accelerates.

   The peripheral markets such as Ireland and Portugal have been strong in terms of economic growth and have made large gains from falling interest rates in Europe as it headed towards the Euro last year. However, Portugal's stock market, for instance, was negatively associated with Brazil's currency devaluation. In addition, emerging market fund managers sold their holdings in Portugal when the country joined the MSCI EAFE Index and was elevated to developed country status. Yet, we expect gross domestic product growth in Portugal to be 3% over the next 12 months, while we anticipate corporate profits may advance by 10%.

Q Where were the bright spots for the portfolio?

A The big gainer was the Japanese stock market, much of which was explained by the strengthening yen. However, the Japanese authorities are becoming quite concerned about the rapid appreciation of the yen and have recently tried to intervene to curb the yen's strength to prevent it from damaging the export sector. In recent months, the portfolio's holdings increased from 21% to 24% in Japan, making us slightly overweighted compared to MSCI EAFE. However, we are concerned that the market may have gotten ahead of itself and are looking to take some profits and trim our Japanese exposure.

Q Where has the portfolio been underweight?

A One major underweight was in the United Kingdom, where economic growth has been sluggish. Since the UK has underperformed the rest of Europe, our underweighting has been a positive for the portfolio.

Q What is the Fund's investment approach?

A The portfolio is highly diversified, holding between 200 and 225 stocks, and we believe that most of the value that we add comes from being in the right country, the right currencies and the right sectors. Once those parameters are established, we will tend to buy the highest quality, most liquid stocks in that category. Although the advent of Euroland was supposed to create a focus on bottom-up stock picking, the divergence in returns between countries such as France and Germany shows that the top down approach is still valid.

Q What is your outlook?

A We believe the international developed markets look quite attractive as the year comes to an end. Although Europe's stock markets have lagged recently, partly because investors have shifted their attention to Asia, we believe that economic growth prospects in Europe are good while Asia has stabilized.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
All Other Common Stocks                32%
Finance                                21%
Telecommunications                      9%
Electronics                             6%
Medical Supplies                        6%
Food and Beverage                       6%
Utility                                 5%
Oil and Gas Extraction                  5%
Cash and Cash Equivilants               5%
Foreign Index Securities                4%
Preferred Stock                         1%

                              ALLEGHANY/BLAIRLOGIE
                     INTERNATIONAL DEVELOPED FUND--CLASS I
                              GROWTH OF $1,000,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ALLEGHANY/BLAIRLOGIE    MSCI EAFE INDEX  LIPPER INTERNATIONAL
       INTERNATIONAL DEVELOPED                        FUND INDEX
         FUND CLASS I SHARES
6/93                $1,000,000       $1,000,000            $1,000,000
10/93               $1,074,047       $1,082,035            $1,127,417
4/94                $1,152,572       $1,142,259            $1,209,665
10/94               $1,199,764       $1,191,257            $1,257,133
4/95                $1,214,386       $1,206,077            $1,195,467
10/95               $1,245,267       $1,186,828            $1,251,259
4/96                $1,423,743       $1,343,626            $1,402,596
10/96               $1,373,453       $1,311,105            $1,409,239
4/97                $1,406,182       $1,331,686            $1,532,211
10/97               $1,424,994       $1,371,801            $1,597,597
4/98                $1,729,755       $1,583,573            $1,861,645
10/98               $1,628,811       $1,504,115            $1,671,815
4/99                $1,807,999       $1,733,935            $1,906,711
10/99               $1,907,653       $1,850,568            $2,057,129

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $1,000,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX, LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  10

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                     JAMES SMITH

Q How did Alleghany/Blairlogie Emerging Markets Fund perform during the fiscal year ended October 31, 1999?

A For much of 1999, emerging markets performed extremely well, but investors began taking profits in the summer. In addition, the Federal Reserve raised short-term interest rates in June and August, which adversely affected world economies reliant on liquidity. For the 12-month period ended October 31, 1999, Alleghany/ Blairlogie Emerging Markets Fund, Class N and Class I, produced total returns of 32.68% and 33.07%, respectively. In comparison, the MSCI Emerging Markets Free Index, the Fund's benchmark, returned 44.63%.

Q How has your investment style performed in the current market?

A We take a top-down investment approach, analyzing the fundamentals of the country before investing in a specific stock. Because of the tremendous volatility in emerging markets, we tend to buy the largest, most proven stocks within that market. However, markets do not always respond to improving economic fundamentals, such as in Latin America, where the Fund was overweighted. Although our investments in Mexico performed well, as that country benefits from its trade relationship with the U.S., some of the smaller Latin American markets struggled. Even with the sharp rebound in oil prices, markets in Venezuela and Chile performed poorly. Both markets are now selling at substantial discounts to the average emerging market.

Q Where have been some recent areas of strong performance?

A Despite a devastating earthquake, Turkey's stock market performed well during the fiscal year, significantly benefiting the Fund. Investors looked past this catastrophic event and toward the positive economic developments in the country, including lower interest rates, the prospect of lower inflation and government reforms. Greece proved to be another strong market with the prospect of joining the European Monetary Union and the government's effort to qualify in part by lowering interest rates.

Q Describe the Asian role in emerging market performance.

A In general, Asian markets rebounded strongly after 1998's Asian-contagion. A strengthening Japanese yen has helped Asian exports, but the countries remain volatile. For instance, Malaysia, which was taken out of the emerging markets index when the government imposed capital controls, fell and then rebounded sharply once those controls were loosened and MSCI announced that it planned to reintroduce it to the index. We began to invest in Malaysia in anticipation of MSCI's actions as well as the country's favorable economic and stock market fundamentals. However, we are concerned about some of the better performing Asian markets, not only because stocks have rebounded so sharply but because last year's reductions in interest rates have bottomed, suggesting that most of the good news may be behind us.

Q What is your outlook for the remainder of the year and the coming millennium?

A We continue to focus on Latin America, a market that has been out of favor in 1999 as investors rushed to invest in Asian emerging markets. In particular, Mexico appears attractive, primarily due to its trade connection with the U.S., as does Venezuela, which is benefiting from rebounding oil prices. In addition, we believe that Chile is one of the best-run economies in the region, with corporate profits growing about 20% per year. As a result, we believe that the value has resurfaced in Latin America, and that the region's economic troubles are largely behind it.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
All Other Common Stocks                21%
Utility                                16%
Finance                                14%
Cash and Cash Equivalents              12%
Preferred Stocks                        8%
Electronics                             7%
Food and Beverages                      6%
Metals and Mining                       6%
Telecommunications                      5%
Building and Construction               4%
Corporate Bonds                         1%

                              ALLEGHANY/BLAIRLOGIE
                         EMERGING MARKETS FUND--CLASS I
                              GROWTH OF $1,000,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       ALLEGHANY/BLAIRLOGIE  MSCI EMERGING
         EMERGING MARKETS    MARKETS FREE
       FUND CLASS I SHARES       INDEX
6/93             $1,000,000     $1,000,000
10/93            $1,255,222     $1,294,605
4/94             $1,451,778     $1,404,253
10/94            $1,711,690     $1,674,685
4/95             $1,230,100     $1,336,756
10/95            $1,237,065     $1,349,324
4/96             $1,390,904     $1,528,995
10/96            $1,286,283     $1,436,827
4/97             $1,422,569     $1,594,613
10/97            $1,246,546     $1,314,946
4/98             $1,371,644     $1,362,837
10/98              $902,252       $907,486
4/99             $1,160,550     $1,223,940
10/99            $1,200,607     $1,312,393

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE AND A $1,000,000 INVESTMENT MADE IN THE INDEX (MSCI EMERGING MARKETS FREE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 11

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        RONALD E. CANAKARIS, CFA

Q How did the Fund perform during the fiscal year, ended October 31, 1999?

A Alleghany/Montag & Caldwell Balanced Fund Class N showed an increase of 17.83% for the 12 months ended October 31, 1999, and Class I showed an increase of 6.98% for the 10 months ended October 31, 1999. For the 12 months ended October 31, 1999, the Fund's blended Benchmark (60% S&P-Registered Trademark-500 Index/40% Lehman Brothers Government Corporate Index) recorded a return of 14.64%. The Fund outperformed its benchmark index during the quarter because both its bonds and stocks performed better than their comparative indices.

Q What factors influenced the Fund's strong performance?

A While the majority of stocks prices have been down since the end of March 1999, the large-cap segment of the stock market as measured by the S&P-Registered Trademark- 500 Index has essentially fluctuated in a trading range over the past six months. This trading range is a result of better than expected corporate profits sending the market higher counterbalanced by increasing interest rates reversing any market gains. Until it is evident to investors that the Federal Reserve (the "Fed") has succeeded in slowing the economy to a sustainable and more moderate rate of growth with continued low inflation, it is likely that this trading range will persist.

Q What is your outlook for the near-term and into the millennium?

A In this environment, we continue to favor consumer global growth companies, well-positioned pharmaceutical and medical device companies and high-quality, high-growth technology enterprises that have staying power. We believe the Fed will be successful in its efforts to control inflation and that the stock market will eventually exit the current period of consolidation and move to higher levels. Meanwhile, we are maintaining some cash reserves and will use them to take advantage of attractive buying opportunities as they present themselves.

   As we head into the new millennium, we anticipate a significant pick-up in earnings growth for several of the Fund's consumer global growth company holdings that remained weak in the third quarter. Research-driven pharmaceutical and medical device companies should perform better in the period ahead because they offer an attractive combination of value and double-digit earnings growth prospects. Selected technology holdings remain attractive as global industry conditions improve and the build-out of the Internet further stimulates product demand.

   While we believe the yield on the 30-year Treasury bond will continue to be around 6.00% over the near term, we believe that interest rates will trend lower over the longer term. Accordingly, we anticipate taking advantage of any peaks in interest rates to extend the Fund's duration, which is currently slightly longer than its benchmark index. With the Fed having acted twice during 1999 to raise short-term interest rates and the bond market doing part of the Fed's job by raising long-term rates, we anticipate slower domestic growth in 2000. This, in combination with low rates of inflation, should allow interest rates to drift lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                           62%
U.S. Government and Agency Obligations  22%
Corporate Notes and Bonds               11%
Cash and Other Net Assets                3%
Asset-Backed Securities                  2%

                          ALLEGHANY/MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       40% LEHMAN BROTHERS AGGREGATE  LIPPER BALANCED   40% LEHMAN BROTHERS GOVERNMENT    ALLEGHANY/MONTAG & CALDWELL
       BOND INDEX/60% S&P 500 INDEX     FUND INDEX     CORPORATE INDEX/60% S&P 500 INDEX  BALANCED FUND CLASS N
SHARES
11/94                        $10,000          $10,000                            $10,000
$10,000
4/95                         $10,891          $10,652                            $10,909
$10,817
10/95                        $12,539          $11,759                            $12,229
$12,375
4/96                         $13,141          $12,674                            $13,228
$13,446
10/96                        $14,881          $13,462                            $14,238
$14,895
4/97                         $15,498          $14,397                            $15,561
$16,071
10/97                        $17,894          $16,168                            $17,469
$18,509
4/98                         $21,919          $18,153                            $20,055
$20,979
10/98                        $21,830          $17,887                            $20,519
$21,185
4/99                         $24,769          $20,173                            $23,209
$24,292
10/99                        $25,159          $20,132                            $23,537
$24,962

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (40% LEHMAN BROTHERS AGGREGATE BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, 40% LEHMAN BROTHERS GOVERNMENT BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

THE BENCHMARK FOR ALLEGHANY/MONTAG & CALDWELL BALANCED FUND CHANGED FROM LEHMAN BROTHERS AGGREGATE BOND INDEX/S&P-REGISTERED TRADEMARK- 500 INDEX TO LEHMAN BROTHERS GOVERNMENT CORPORATE INDEX/ S&P-REGISTERED TRADEMARK-500 INDEX. THIS CHANGE WAS MADE BECAUSE THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES AND THIS PROVIDES A BETTER COMPARISON.

-  12

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 1999

[PHOTO]
BERNARD F. MYSKKOWSI, CFA
[PHOTO]
THOMAS J. MARTHALER, CFA

Q How did Alleghany/Chicago Trust Balanced Fund perform during the fiscal year ended October 31, 1999?

A Despite rocky markets during 1999, the Fund's emphasis on stable asset allocation and prudent security selection produced a return of 17.26%, besting its peers in the Lipper Balanced Fund Index which returned 12.56% for the same period. Strong domestic growth, wage pressure concerns, two Federal Reserve short-term interest rate increases, and uncertainty about Year 2000, resulted in a very volatile stock and bond market for the much of the fiscal year. The push earlier in 1999 towards more value-oriented small-cap stocks fell out of favor as investors sought the stability of the larger well-known names.

Q To what do you attribute this strong performance?

A For much of the year, our equity focus has been on consumer growth, pharmaceutical and medical device companies, as well as the high-growth technology enterprises that we believe have the potential to show strong earnings growth despite the volatile market. As the Internet continues its exponential growth, we see opportunities arising in areas of Internet support and connectivity companies. Medical device and research-driven pharmaceutical companies are also on our radar screen as we move into 2000.

   Overweights in corporate and mortgage securities, which have outperformed U.S. Treasury bonds for much of the year, has also benefited the portfolio. These issues can offer substantially higher yields than Treasury bonds. Corporate bonds and mortgage-backed securities tend to perform better than Treasury bonds in a stable or improving economic climate.

Q What is your outlook for the remainder of 1999 and the early part of 2000?

A We believe a 60% equity and 40% fixed income asset allocation will provide investors with attractive returns in the current market environment. We are optimistic about the equity markets. Companies in the S&P-Registered Trademark- 500 Index will likely continue to post attractive earnings, offering positive news. In light of these expectations, we believe the equity portion of the Fund is structured to carry us into the next century.

   We expect the bellwether 30-year Treasury bond yield to hover around 6.00% over the near term. The Federal Reserve raised short-term interest rates twice in the past fiscal year. An additional rate increase in November erased the liquidity boost that was given to the market in 1998. Although the bond market has been volatile in 1999, we believe that bonds offer attractive values at current yields and investors can receive a significant premium over the rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                           57%
U.S. Government and Agency Obligations  20%
Corporate Notes and Bonds               13%
Cash and Other Net Assets                7%
Asset-Backed Securities                  1%
Yankee Bonds                             1%
Non-Agency/CMO Mortgage Securities       1%

                            ALLEGHANY/CHICAGO TRUST
                                 BALANCED FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       40% LEHMAN BROTHERS AGGREGATE  LIPPER BALANCED   ALLEGHANY/CHICAGO
       BOND INDEX/60% S&P 500 INDEX     FUND INDEX     TRUST BALANCED FUND
9/95                         $10,000          $10,000              $10,000
4/96                         $10,817          $10,751              $10,893
10/96                        $11,625          $11,420              $11,847
4/97                         $12,708          $12,213              $12,720
10/97                        $14,237          $13,715              $14,229
4/98                         $17,439          $15,399              $16,362
10/98                        $17,368          $15,511              $16,862
4/99                         $19,706          $17,494              $19,659
10/99                        $20,016          $17,458              $19,772

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (40% LEHMAN BROTHERS AGGREGATE BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 13

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        THOMAS J. MARTHALER, CFA

Q How did Alleghany/Chicago Trust Bond Fund perform during the fiscal year ended
   October 31, 1999?

A For the past 12 months, the Fund's total return was 1.02%. In comparison, the Lehman Brothers Aggregate Bond Index posted a return of 0.53% for the same time period while the Fund's peer group, the Lipper Intermediate Investment Grade Index, produced a total return of 0.29%.

Q To what do you attribute the outperformance during the fiscal year?

A The Fund benefited from having a slightly shorter duration than the benchmark, which is advantageous in a rising interest rate environment. Since bond prices move inversely to changes in interest rates, a shorter duration means that the portfolio is less sensitive to rising interest rates.

   In addition, the portfolio has benefited from an overweighting in corporate and mortgage securities, which have outperformed U.S. Treasury bonds for much of the fiscal year. Corporates and mortgages offer substantially higher returns than Treasury bonds. Corporate bonds tend to perform better than U.S. Treasury bonds in a stable or improving economic climate. In recent months, which were characterized by mixed signals in the economy, higher quality bonds such as Motorola, Inc. (1.3% of net assets) and Prudential Insurance Co. of America (1.2%) performed well, while lower quality bonds such as Kmart Corp. (1.6%) performed better earlier in 1999 when the economy was accelerating.

Q What other influences affected the Fund's performance?

A The corporate market was expecting a major increase in issuance during September in preparation for Year 2000 as companies attempted to get their financing needs completed before year end. However, issuance was lower than expected, perhaps because of higher borrowing costs. Mortgages have done well in a rising interest rate environment because the risk that borrowers will prepay has diminished.

   During the fiscal year, the portfolio's allocation to corporate bonds and U.S. Treasury bonds increased while mortgages were decreased.

Q What is your outlook?

A We are keenly following the Federal Reserve, which raised short-term interest rates twice during the fiscal year to 5.25% in an attempt to slow the economy and reduce inflationary pressures. One further increase in November erased the liquidity boost that was given to the market in 1998 at the height of the Asian economic crisis when the Federal Reserve reduced short-term rates three times to 4.75%. We anticipate yields on the 30-year U.S. Treasury bond to move in a trading range between 5.75% and 6.25% for the next several months.

   Although the bond market was volatile over the last fiscal year, we believe that bonds offer attractive values at current yields. With U.S. Treasury bonds offering 6% and high quality corporate bonds and mortgages offering as much as 7 to 7.5% yields, investors are receiving a significant premium over the rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
U.S. Government and Agency Obligations  54%
Corporate Notes and Bonds               32%
Cash and Other Net Assets                5%
Yankee Bonds                             4%
Non-Agency/CMO Mortgage Securities       3%
Asset-Backed Securities                  2%

                            ALLEGHANY/CHICAGO TRUST
                                   BOND FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         LEHMAN BROTHERS      LIPPER INTERMEDIATE    ALLEGHANY/CHICAGO
       AGGREGATE BOND INDEX  INVESTMENT GRADE INDEX   TRUST BOND FUND
12/93               $10,000                 $10,000            $10,000
4/94                 $9,507                  $9,524             $9,682
10/94                $9,535                  $9,537             $9,677
4/95                $10,203                 $10,121            $10,307
10/95               $11,026                 $10,885            $11,117
4/96                $11,085                 $10,930            $11,169
10/96               $11,671                 $11,465            $11,758
4/97                $11,870                 $11,641            $11,972
10/97               $12,709                 $12,388            $12,797
4/98                $13,164                 $12,771            $13,211
10/98               $13,895                 $13,378            $13,778
4/99                $13,990                 $13,493            $13,985
10/99               $13,969                 $13,416            $13,919

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (LIPPER INTERMEDIATE INVESTMENT GRADE INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

         LEHMAN BROTHERS AGGREGATE BOND INDEX
                        RETURNS
                  10/31/98 - 10/31/99
-------------------------------------------------------
U.S. Government..............................    -1.21%
Corporate....................................     0.61%
High Yield...................................     4.34%
Mortgage-Backed..............................     2.99%
Asset-Backed.................................     2.94%
Emerging Markets.............................    21.89%

-  14

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                           LOIS A. PASQUALE, CFA

Q How did Alleghany/Chicago Trust Municipal Bond Fund perform during the fiscal year ended October 31, 1999?

A Alleghany/Chicago Trust Municipal Bond Fund's total return was -1.77%. In comparison, the Lehman Five-Year General Obligation Index, the Fund's unmanaged benchmark, produced returns of 1.09% while the Fund's peer group, the Lipper Intermediate Municipal Fund Index, produced a total return of -1.23%.

   On the plus side, the Fund's 12-month dividend yield continues to be strong. Currently, municipal bonds are yielding up to 90% of comparable taxable U.S. Treasury bonds, which is relatively attractive on a historical basis.

Q What factors affected your performance?

A The interest rate environment continues to be unfavorable for bonds. When interest rates rise, bond prices fall, a situation that has dominated throughout the year. The municipal market experienced further deterioration as many individual municipal bond prices fell to discounts (less than par, $1000/bond). For buyers of market discount bonds, the difference between par and the discount is taxable at ordinary tax rates. To offset this additional expense, and because this tax liability makes market discount municipal bonds less attractive, their prices move lower than one would initially expect to afford additional yield to attract buyers.

   Over the fiscal year, we had been extending the Fund's duration to match our Lipper peer group. That has been a disadvantage in a rising interest rate environment, since a longer duration portfolio is more sensitive to changes in interest rates. To some extent, we have compensated by holding a larger than average percentage in cash equivalents.

   With yields on 10-year AA general obligation bonds exceeding 5%, municipal bonds are attractive, particularly for high-income taxpayers. However, a major player in the municipal market, the property and casualty insurance industry, has sustained poor earnings. Therefore, these insurance companies have not been as active in the market, reducing demand particularly in the area of the market that we have emphasized - the 8- to 12-year maturity sector.

   While demand is down, so is supply. In a rising interest rate environment, issuers are reluctant to borrow. With the economy strong and state government budgets in surplus, they do not need to issue debt. As a result, a light supply of bonds keeps municipal bond prices firmer than they otherwise would be.

Q What is your current strategy?

A With the sharp increase in interest rates in the past year, we are paying particular attention to ensure that the portfolio has good call protection. Almost all of the securities are either noncallable or possess a 10-year call feature.

   In addition, the portfolio's credit quality is very high at AA1, the second highest rating given by Moody's Investor Service. Many of the bonds that are insured to AAA even have underlying A ratings. In this environment, we do not believe that lower-rated bonds offer sufficient extra yield to compensate for the additional credit risk.

Q What is your outlook?

A We believe the portfolio's duration, structure, credit quality and sector diversification is appropriate given current market conditions. Therefore, our strategy is to hold steady with our current portfolio and to maintain extra liquidity.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY QUALITY RATING
Aaa                                     43%
Aa                                      44%
A                                        7%
Baa                                      2%
Not Rated                                4%

                            ALLEGHANY/CHICAGO TRUST
                              MUNICIPAL BOND FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       LEHMAN BROTHERS FIVE-YEAR      ALLEGHANY/CHICAGO       LIPPER INTERMEDIATE
       GENERAL OBLIGATIONS INDEX  TRUST MUNICIPAL BOND FUND  MUNICIPAL FUNDS INDEX
12/93                    $10,000                    $10,000                $10,000
4/94                      $9,782                     $9,803                 $9,810
10/94                     $9,838                     $9,808                 $9,808
4/95                     $10,288                    $10,218                $10,316
10/95                    $10,855                    $10,719                $10,880
4/96                     $11,025                    $10,811                $10,987
10/96                    $11,368                    $11,103                $11,369
4/97                     $11,548                    $11,201                $11,564
10/97                    $12,107                    $11,673                $12,155
4/98                     $12,339                    $11,871                $12,419
10/98                    $12,897                    $12,393                $12,983
4/99                     $13,144                    $12,561                $13,162
10/99                    $13,040                    $12,173                $12,823

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS INDEX, LIPPER INTERMEDIATE MUNICIPAL FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 15

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                         FRED H. SENFT, JR., CFA

Q How did Alleghany/Chicago Trust Money Market Fund perform during the fiscal year ended October 31, 1999?

A The Fund generated a 4.76% annual yield for the year, slightly outperforming its benchmark, IBC Donoghue's First Tier Index, which yielded 4.41%.

Q What factors contributed to the Fund's performance?

A First, we maintained a relatively short average maturity, which allowed us to quickly reinvest when short-term interest rates rose, which occurred three times this fiscal year. The Federal Reserve, after lowering interest rates a total of .75% in 1998 to stimulate the U.S. economy, stayed on the sidelines while the Asian economy recovered. It was not until June 30, 1999 that the Fed began increasing short-term interest rates and completely reversed the decreases of 1998 in an effort to stave off inflation.

   Second, the Fund invests primarily in commercial paper issued by blue-chip corporations such as American Express Credit Corp. (4.5% of net assets), Ford Motor Credit Corp. (5.2%), and General Electric Capital Corp. (4.8%). Commercial paper generally offers about a quarter percent more in yield compared with Treasury bills.

   Third, our strategy was to use split-rated securities, securities in which one credit rating agency assigns the issuer its highest short-term debt rate while other rating agencies assign their second highest rating. While we believe that the credit risk is minimal, we pick up another 0.17 percentage points in yield by doing so. In order to qualify for top-tier status, two of the four national credit rating services must rank a security at their highest level.

Q Besides commercial paper, what other securities are in the Fund?

A We have Time Deposits, Funding Agreements, Bank Certificates of Deposit and
   Repurchase Agreements.

Q How would you assess the Fund's credit quality?

A We are very confident that the securities that we select pose minimal credit risk. The portfolio draws from an internal list of approved short-term issuers from which we purchase securities. Each issuer is thoroughly researched and analyzed by our experienced investment professionals before being placed on the approved list. In addition, the portfolio is highly diversified representing a broad range of financial and industrial companies.

Q What is your current outlook?

A At the fiscal year end, investors were concerned that the Fed would continue to raise short-term interest rates. Although stock and bond markets are generally adversely affected by rising interest rates, our portfolio is able to take advantage of rising interest rates by quickly reinvesting in securities offering these new higher yields if the Fed were to continue the pattern of increasing short-term rates to battle inflationary pressures.

   As the end of the year approaches, the much-anticipated Year 2000 computer transition from 1999 to 2000 will take place. While we do not expect the transition to be a major problem, we are managing the Fund for maximum liquidity as the year draws to a close.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Commercial Paper                        85    %
Certificate of Deposits                  8    %
GIC Within Funding Agreement             3    %
U.S. Government Obligations              3    %
Cash and Other Net Assets                1    %

-  16

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                         OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                           MARKET
SHARES                                                     VALUE
------                                                     -----
COMMON STOCKS - 94.50%
             COMPUTER SOFTWARE - 3.58%
  2,241,600  Oracle Corp.*...........................  $  106,686,150
                                                       --------------
             CONSUMER NON-DURABLES - 15.20%
  1,300,000  Bestfoods...............................      76,375,000
  3,223,000  Gillette Co.............................     116,632,312
  1,400,000  Interpublic Group of Companies, Inc.....      56,875,000
  1,484,300  Newell Rubbermaid, Inc..................      51,393,888
  1,450,000  Procter & Gamble Co.....................     152,068,750
                                                       --------------
                                                          453,344,950
                                                       --------------
             ELECTRICAL - 3.64%
    800,000  General Electric Co.....................     108,450,000
                                                       --------------
             ENTERTAINMENT AND LEISURE - 2.12%
    867,200  Carnival Corp...........................      38,590,400
    933,500  The Walt Disney Co.*....................      24,621,062
                                                       --------------
                                                           63,211,462
                                                       --------------
             FINANCE - 8.40%
    591,900  American Express Co.....................      91,152,600
    875,000  American International Group, Inc.......      90,070,313
  1,450,000  Wells Fargo Co..........................      69,418,750
                                                       --------------
                                                          250,641,663
                                                       --------------
             FOOD AND BEVERAGE - 4.55%
  2,300,000  Coca-Cola Co............................     135,700,000
                                                       --------------
             HEALTH CARE SERVICES - 9.16%
  1,250,000  Johnson & Johnson.......................     130,937,500
  3,600,000  Pfizer, Inc.............................     142,200,000
                                                       --------------
                                                          273,137,500
                                                       --------------
             LODGING - 1.92%
  1,700,000  Marriott International, Inc.,
               Class A...............................      57,268,750
                                                       --------------
             MEDICAL SUPPLIES - 4.91%
  3,068,300  Boston Scientific Corp.*................      61,749,537
  2,448,400  Medtronic, Inc..........................      84,775,850
                                                       --------------
                                                          146,525,387
                                                       --------------
             PHARMACEUTICALS - 4.12%
  1,600,000  Bristol-Myers Squibb Co.................     122,900,000
                                                       --------------
             RESTAURANTS - 3.87%
  2,800,000  McDonald's Corp.........................     115,500,000
                                                       --------------
                                                           MARKET
SHARES                                                     VALUE
------                                                     -----
             RETAIL - 8.07%
    868,800  Costco Wholesale Corp.*.................  $   69,748,350
  1,350,900  Gap, Inc................................      50,152,162
  1,600,000  Home Depot, Inc.........................     120,800,000
                                                       --------------
                                                          240,700,512
                                                       --------------
             TECHNOLOGY - 18.20%
    900,000  Electronic Arts, Inc.*..................      72,703,125
  1,750,000  Electronic Data Systems Corp............     102,375,000
    858,700  EMC Corp.*..............................      62,685,100
  1,104,500  Hewlett-Packard Co......................      81,802,031
  1,005,700  Intel Corp..............................      77,847,466
    918,800  Microsoft Corp.*........................      85,046,425
    801,000  Solectron Corp.*........................      60,275,250
                                                       --------------
                                                          542,734,397
                                                       --------------
             TELECOMMUNICATIONS - 6.76%
  1,613,300  MCI WorldCom, Inc.*.....................     138,390,891
  1,000,000  Tellabs, Inc.*..........................      63,218,750
                                                       --------------
                                                          201,609,641
                                                       --------------
             TOTAL COMMON STOCKS.....................   2,818,410,412
                                                       --------------
                (Cost $2,145,907,426)

INVESTMENT COMPANIES - 4.09%
122,091,658  Bankers Trust Institutional Cash
               Management Fund.......................     122,091,658
     54,453  Bankers Trust Institutional Treasury
               Money Fund............................          54,453
                                                       --------------
             TOTAL INVESTMENT COMPANIES..............     122,146,111
                                                       --------------
                (Cost $122,146,111)
TOTAL INVESTMENTS - 98.59%...........................   2,940,556,523
                                                       --------------
   (Cost $2,268,053,537)**
NET OTHER ASSETS AND LIABILITIES - 1.41%.............      41,912,054
                                                       --------------
NET ASSETS - 100.00%.................................  $2,982,468,577
                                                       ==============

-----------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $2,268,053,537.


     Gross unrealized appreciation..........  $757,875,044
     Gross unrealized depreciation..........   (85,372,058)
                                              ------------
     Net unrealized appreciation............  $672,502,986
                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 17

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 92.10%
             ADVERTISING - 2.78%
    154,737  Omnicom Group, Inc......................  $ 13,616,856
                                                       ------------
             BUSINESS SERVICES - 3.39%
    421,768  Paychex, Inc............................    16,620,295
                                                       ------------
             CAPITAL GOODS - 4.16%
    247,000  Pitney Bowes, Inc.......................    11,253,938
    228,674  Tyco International Ltd..................     9,132,668
                                                       ------------
                                                         20,386,606
                                                       ------------
             CHEMICALS - 1.86%
    194,527  Praxair, Inc............................     9,094,137
                                                       ------------
             COMMERCIAL SERVICE - 2.03%
    294,147  Ecolab, Inc.............................     9,945,845
                                                       ------------
             CONSUMER DURABLES - 7.60%
    213,095  Harley-Davidson, Inc....................    12,639,197
    198,948  Illinois Tool Works, Inc................    14,572,941
    165,316  Johnson Controls, Inc...................    10,042,947
                                                       ------------
                                                         37,255,085
                                                       ------------
             CONSUMER NON-DURABLES - 6.29%
    222,822  Cintas Corp.............................    13,418,062
    221,142  Newell Rubbermaid, Inc..................     7,657,042
     92,842  Procter & Gamble Co.....................     9,736,805
                                                       ------------
                                                         30,811,909
                                                       ------------
             ELECTRICAL - 2.95%
    106,813  General Electric Co.....................    14,479,837
                                                       ------------
             ENTERTAINMENT AND LEISURE - 2.01%
    222,000  Carnival Corp...........................     9,879,000
                                                       ------------
             FINANCE - 12.80%
    203,368  AFLAC Inc...............................    10,397,189
    139,221  American International Group, Inc.......    14,331,062
    235,200  Associates First Capital Corp.,
               Class A...............................     8,584,800
    245,811  Federal Home Loan Mortgage Corp.........    13,289,157
    272,276  MBNA Corp...............................     7,521,625
    221,054  Schwab (Charles) Corp...................     8,607,290
                                                       ------------
                                                         62,731,123
                                                       ------------
             FOOD AND BEVERAGE - 4.01%
    511,073  Sysco Corp..............................    19,644,368
                                                       ------------
             HEALTH CARE SERVICES - 4.02%
    229,895  Cardinal Health, Inc....................     9,914,222
    248,287  Pfizer, Inc.............................     9,807,337
                                                       ------------
                                                         19,721,559
                                                       ------------
             MEDICAL SUPPLIES - 2.11%
    434,242  Sybron International Corp. *............    10,340,388
                                                       ------------
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             OIL AND GAS EXTRACTION - 1.64%
    132,601  Schlumberger Ltd........................  $  8,030,648
                                                       ------------
             PHARMACEUTICALS - 1.60%
     98,502  Merck & Co., Inc........................     7,837,065
                                                       ------------
             RETAIL - 3.97%
    114,948  Kohl's Corp. *..........................     8,599,547
    431,495  Walgreen Co.............................    10,868,280
                                                       ------------
                                                         19,467,827
                                                       ------------
             TECHNOLOGY - 22.72%
    230,603  Cisco Systems, Inc. *...................    17,071,828
    305,053  Computer Associates
               International, Inc....................    17,235,495
    163,580  Computer Sciences Corp.*................    11,235,901
    256,422  EMC Corp. *.............................    18,718,806
    114,594  Microsoft Corp. *.......................    10,607,107
    176,843  Solectron Corp. *.......................    13,307,436
    219,284  Sun Microsystems, Inc. *................    23,196,136
                                                       ------------
                                                        111,372,709
                                                       ------------
             TELECOMMUNICATIONS - 6.16%
    210,443  AES Corp. *.............................    11,876,877
    290,021  Tellabs, Inc. *.........................    18,334,765
                                                       ------------
                                                         30,211,642
                                                       ------------
             TOTAL COMMON STOCKS.....................   451,446,899
                                                       ------------
                (Cost $257,704,050)

PAR VALUE
---------
REPURCHASE AGREEMENT - 7.72%
$37,861,000  Bank One 4.900%, dated 10/31/99 to be
               repurchased on 11/01/99 at $37,876,460
               (Collateralized by U.S. Treasury Note
               5.375% due 02/15/01; Total Par
               $38,379,000)..........................    37,861,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............    37,861,000
                                                       ------------
                (Cost $37,861,000)
TOTAL INVESTMENTS - 99.82%...........................   489,307,899
                                                       ------------
   (Cost $295,565,050)**
NET OTHER ASSETS AND LIABILITIES - 0.18%.............       880,883
                                                       ------------
NET ASSETS - 100.00%.................................  $490,188,782
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $295,565,050.


     Gross unrealized appreciation..........  $202,994,166
     Gross unrealized depreciation..........    (9,251,317)
                                              ------------
     Net unrealized appreciation............  $193,742,849
                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  18

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                       MARKET
SHARES                                                  VALUE
------                                                  -----
COMMON STOCKS - 89.26%
           ADVERTISING - 5.27%
  23,000   True North Communications, Inc..........  $   927,187
                                                     -----------
           AUTOMOTIVE - 2.83%
  11,000   Magna International, Inc., Class A......      498,437
                                                     -----------
           BUILDING AND CONSTRUCTION - 2.59%
  50,000   Champion Enterprises, Inc.*.............      456,250
                                                     -----------
           BUSINESS SERVICES - 15.52%
  27,000   ACNielsen Corp.*........................      594,000
  49,000   Information Resources, Inc.*............      514,500
  28,500   Manpower, Inc...........................    1,001,062
  28,000   Wallace Computer Services, Inc..........      619,500
                                                     -----------
                                                       2,729,062
                                                     -----------
           CHEMICALS - 1.62%
  10,000   Sigma-Aldrich Corp......................      284,687
                                                     -----------
           CONSUMER DURABLE GOODS - 4.26%
   5,000   Corning, Inc............................      393,125
  32,000   Ingram Micro, Inc.*.....................      356,000
                                                     -----------
                                                         749,125
                                                     -----------
           CONSUMER SERVICES - 1.69%
  23,000   Sylvan Learning Systems, Inc.*..........      296,844
                                                     -----------
           ELECTRICAL - 2.17%
   8,500   Thomas & Betts Corp.....................      381,437
                                                     -----------
           ELECTRONICS - 5.16%
  60,000   Sensormatic Electronics Corp.*..........      907,500
                                                     -----------
           FINANCE - 3.97%
  66,500   Danielson Holdings Corp.*...............      374,063
   9,000   Travelers Property Casualty Corp.,
             Class A...............................      324,000
                                                     -----------
                                                         698,063
                                                     -----------
           PHARMACEUTICALS - 7.57%
  19,000   Elan Corp. plc, SP ADR*.................      489,250
  24,000   Mylan Laboratories Inc..................      430,500
   8,500   Teva Pharmaceutical Industries Ltd.,
             ADR...................................      410,922
                                                     -----------
                                                       1,330,672
                                                     -----------
           PRINTING AND PUBLISHING - 4.14%
   5,900   R.R. Donnelley & Sons Co................      143,075
  12,500   Scholastic Corp.*.......................      585,156
                                                     -----------
                                                         728,231
                                                     -----------
           RETAIL - 6.07%
  12,000   Boise Cascade Office Products Corp.*....      123,000
  25,000   Borders Group, Inc.*....................      325,000
  36,000   Saks, Inc.*.............................      618,750
                                                     -----------
                                                       1,066,750
                                                     -----------
           TECHNOLOGY - 15.98%
  44,000   American Power Conversion Corp.*........      985,875
                                                       MARKET
SHARES                                                 VALUE
------                                                 -----
           TECHNOLOGY (CONTINUED)
  15,000   Comdisco, Inc...........................  $   302,813
  16,000   Diebold, Inc............................      420,000
  92,500   Mentor Graphics Corp.*..................      742,891
  69,500   Robotic Vision Systems, Inc.*...........      264,969
   5,000   Tech Data Corp.*........................       93,906
                                                     -----------
                                                       2,810,454
                                                     -----------
           TELECOMMUNICATIONS - 6.85%
  24,500   Andrew Corp.*...........................      314,672
  10,000   AT&T Corp. - Liberty Media Group,
             Class A*..............................      396,875
  25,000   Newbridge Networks Corp.*...............      493,750
                                                     -----------
                                                       1,205,297
                                                     -----------
           TRANSPORTATION - 3.57%
  19,000   CNF Transportation, Inc.................      628,188
                                                     -----------
           TOTAL COMMON STOCKS.....................   15,698,184
                                                     -----------
              (Cost $14,266,328)
PREFFERED STOCK - 2.14%
           TELECOMMUNICATIONS - 2.14%
  25,000   Loral Space & Communications Ltd........      376,563
                                                     -----------
           TOTAL PREFERRED STOCK...................      376,563
                                                     -----------
              (Cost $353,375)
PAR VALUE
---------
U.S. GOVERNMENT OBLIGATION - 2.84%
           U.S. TREASURY BILL - 2.84%
$500,000   4.320%, 11/12/99 (A)....................      499,340
                                                     -----------
           TOTAL U.S. GOVERNMENT OBLIGATION........      499,340
                                                     -----------
              (Cost $499,340)
SHARES
------
INVESTMENT COMPANY - 3.99%
 701,228   Bankers Trust Institutional Cash
             Management Fund.......................      701,228
                                                     -----------
           TOTAL INVESTMENT COMPANY................      701,228
                                                     -----------
              (Cost $701,228)
TOTAL INVESTMENTS - 98.23%.........................   17,275,315
                                                     -----------
   (Cost $15,820,271)**
OTHER NET ASSETS AND LIABILITIES - 1.77%...........      310,723
                                                     -----------
NET ASSETS - 100.00%...............................  $17,586,038
                                                     ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $15,820,271.
(A)  Annualized yield at time of purchase.


     Gross unrealized appreciation.......  $2,509,422
     Gross unrealized depreciation.......  (1,054,378)
                                           ----------
     Net unrealized appreciation.........  $1,455,044
                                           ==========

ADR  American Depositary Receipt
 SP  Sponsored American Depositary Receipt
ADR

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 19

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                         MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 98.27%
             AEROSPACE AND DEFENSE - 2.52%
     35,300  Newport News Shipbuilding, Inc..........  $ 1,072,237
                                                       -----------
             AUTOMOTIVE - 1.91%
     37,600  Hayes Lemmerz International, Inc.*......      813,100
                                                       -----------
             BUILDING AND CONSTRUCTION - 4.41%
     29,900  Centex Construction Products, Inc.......    1,063,319
     24,000  Florida Rock Industries, Inc............      810,000
                                                       -----------
                                                         1,873,319
                                                       -----------
             CAPITAL GOODS - 5.02%
    114,900  AGCO Corp...............................    1,235,175
     33,900  Terex Corp.*............................      896,231
                                                       -----------
                                                         2,131,406
                                                       -----------
             CHEMICALS - 4.24%
     66,100  Olin Corp...............................      913,006
     57,100  Schulman (A.), Inc......................      888,619
                                                       -----------
                                                         1,801,625
                                                       -----------
             COMMERCIAL SERVICES - 1.76%
     26,600  Bell & Howell Co.*......................      748,125
                                                       -----------
             CONSUMER DURABLE GOODS - 2.44%
     28,900  The Toro Co.............................    1,036,788
                                                       -----------
             CONSUMER NON-DURABLES - 4.12%
     36,500  Church & Dwight Co., Inc................      951,281
     22,800  Dexter Corp.............................      799,425
                                                       -----------
                                                         1,750,706
                                                       -----------
             CONTAINERS AND PACKAGING - 2.14%
     46,600  U.S. Can Corp.*.........................      908,700
                                                       -----------
             ELECTRONICS - 6.70%
     16,500  C-Cube Microsystems, Inc.*..............      735,281
     13,100  DuPont Photomasks, Inc.*................      651,725
     21,200  KEMET Corp.*............................      677,738
     19,000  Oak Industries, Inc.*...................      779,000
                                                       -----------
                                                         2,843,744
                                                       -----------
             FINANCE - 21.34%
     39,000  AMCORE Financial, Inc...................      922,594
     54,300  Commercial Federal Corp.................    1,065,637
     42,800  Eldorado Bancshares, Inc.*..............      452,075
     51,900  Fidelity National Corp..................      410,334
     43,600  First Charter Corp......................      831,125
     50,200  First Financial Holdings, Inc...........      917,719
     29,100  Gallagher (Arthur J.) & Co..............    1,505,925
     23,200  Horrace Mann Educators Corp.............      653,950
     31,700  National City Bancorp...................      575,553
     84,500  Republic Security Financial Corp........      710,328
     49,200  United Asset Management Corp............    1,020,900
                                                       -----------
                                                         9,066,140
                                                       -----------
                                                         MARKET
SHARES                                                    VALUE
------                                                    -----
             FOOD AND BEVERAGE - 3.31%
     53,000  Ruddick Corp............................  $   904,313
     29,900  Smucker (J.M.) Co., Class B.............      502,694
                                                       -----------
                                                         1,407,007
                                                       -----------
             HEALTH CARE SERVICES - 0.95%
     71,000  Coventry Health Care, Inc.*.............      403,812
                                                       -----------
             INDUSTRIAL - 9.01%
     41,200  Cytec Industries, Inc.*.................    1,063,475
     67,800  Milacron, Inc...........................    1,114,462
     39,700  Regal-Beloit Corp.......................      863,475
     48,400  Robbins & Myers, Inc....................      783,475
                                                       -----------
                                                         3,824,887
                                                       -----------
             OIL AND GAS EXTRACTION - 11.28%
     28,200  Cal Dive International, Inc.*...........      941,175
     60,800  Marine Drilling Cos., Inc.*.............      984,200
     41,500  Rowan Cos., Inc.*.......................      645,844
     95,100  Santa Fe Snyder Corp.*..................      820,238
     47,900  Valero Energy Corp......................      880,163
     37,000  Veritas DGC, Inc.*......................      520,313
                                                       -----------
                                                         4,791,933
                                                       -----------
             PRINTING AND PUBLISHING - 6.37%
     31,900  Houghton Mifflin Co.....................    1,351,763
     37,900  Meredith Corp...........................    1,352,556
                                                       -----------
                                                         2,704,319
                                                       -----------
             REAL ESTATE INVESTMENT TRUST (REIT) - 2.48%
     49,100  Walden Residential Properties, Inc......    1,052,581
                                                       -----------
             RETAIL - 4.94%
     22,000  AnnTaylor Stores Corp.*.................      936,375
     42,800  Casey's General Stores, Inc.............      549,712
     18,300  Michaels Stores, Inc.*..................      611,334
                                                       -----------
                                                         2,097,421
                                                       -----------
             TECHNOLOGY - 1.98%
     25,100  Graco, Inc..............................      840,850
                                                       -----------
             TRANSPORTATION - 0.35%
     16,000  Offshore Logistics, Inc.*...............      148,000
                                                       -----------
             UTILITY - 1.00%
     11,200  Peoples Energy Corp.....................      425,600
                                                       -----------
             TOTAL COMMON STOCKS.....................   41,742,300
                                                       -----------
                (Cost $43,590,064)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  20

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                         MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
REPURCHASE AGREEMENT - 0.38%
$   162,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $162,066
               (Collateralized by U.S. Treasury Note
               5.625%, due 12/31/02; Total Par
               $164,000).............................  $   162,000
                                                       -----------
             TOTAL REPURCHASE AGREEMENT..............      162,000
                                                       -----------
                (Cost $162,000)
TOTAL INVESTMENTS - 98.65%...........................   41,904,300
                                                       -----------
   (Cost $43,752,064)**
NET OTHER ASSETS AND LIABILITIES - 1.35%.............      573,964
                                                       -----------
NET ASSETS - 100.00%.................................  $42,478,264
                                                       ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $43,764,134.


     Gross unrealized appreciation............  $ 1,338,012
     Gross unrealized depreciation............   (3,197,846)
                                                -----------
     Net unrealized appreciation..............  $(1,859,834)
                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 21

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 95.95%
            AIRLINES - 1.29%
  161,800   AirTran Holdings, Inc.*.................  $   740,741
                                                      -----------
            AUTOMOTIVE - 2.61%
   35,900   Navistar International Corp.*...........    1,496,581
                                                      -----------
            COMMUNICATION SERVICES - 2.23%
   53,900   Insight Communications Co., Inc.*.......    1,275,072
                                                      -----------
            COMMUNICATIONS EQUIPMENT - 8.74%
   33,900   Antec Corp.*............................    1,640,972
   35,400   DSET Corp.*.............................      621,712
   23,750   Polycom, Inc.*..........................    1,186,016
   24,100   Powerwave Technologies, Inc.*...........    1,558,216
                                                      -----------
                                                        5,006,916
                                                      -----------
            COMPUTER SOFTWARE - 9.60%
   97,300   Acclaim Entertainment, Inc.*............      690,222
   16,600   Business Objects, S.A., SP-ADR*.........    1,194,162
   21,300   Concentric Network Corp.*...............      546,478
   23,600   Daleen Technologies, Inc.*..............      691,775
   73,100   FileNET Corp.*..........................    1,208,434
  126,500   The 3DO Co.*............................      952,703
   12,200   Timberline Software Corp................      215,787
                                                      -----------
                                                        5,499,561
                                                      -----------
            ELECTRONICS - 19.47%
   43,200   ANADIGICS, Inc.*........................    1,656,450
   79,200   Electroglas, Inc.*......................    2,185,425
   11,800   Optical Coating Laboratory, Inc.........    1,267,763
   23,100   Sawtek, Inc.*...........................      952,875
   21,100   TranSwitch Corp.*.......................      992,359
   21,300   TriQuint Semiconductor, Inc.*...........    1,699,341
   76,800   Varian Semiconductor Equipment
              Associates, Inc.*.....................    1,735,200
  109,400   Xicor, Inc.*............................      663,238
                                                      -----------
                                                       11,152,651
                                                      -----------
            INDUSTRIAL - 1.35%
   26,400   Kulicke & Soffa Industries, Inc.*.......      775,500
                                                      -----------
            MEDICAL SOFTWARE - 0.80%
   29,100   InfoCure Corp.*.........................      461,053
                                                      -----------
            MEDICAL SUPPLIES - 0.66%
   96,200   Isolyser Co., Inc.*.....................      375,781
                                                      -----------
            MEDICAL TECHNOLOGIES - 6.81%
   10,400   AnthroCare Corp.*.......................      748,800
   32,400   Cytyc Corp.*............................    1,293,975
  134,800   LaserSight Inc.*........................    1,857,712
                                                      -----------
                                                        3,900,487
                                                      -----------
            RESTAURANTS - 1.33%
   35,500   P.F. Chang's China Bistro, Inc.*........      762,141
                                                      -----------
            RETAIL - 14.99%
   35,800   American Eagle Outfitters, Inc.*........    1,533,806
   38,100   Ames Department Stores, Inc.*...........    1,208,484
   28,000   AnnTaylor Stores Corp.*.................    1,191,750
   10,000   BEBE Stores, Inc.*......................      263,438
   63,800   Catherines Stores Corp.*................      837,375
                                                        MARKET
SHARES                                                  VALUE
------                                                  -----
            RETAIL (CONTINUED)
   27,700   Charlotte Russe Holding, Inc.*..........  $   388,666
   46,700   Charming Shoppes, Inc.*.................      234,230
   61,350   Cutter & Buck, Inc.*....................    1,004,606
  115,200   Genesco Inc.*...........................    1,526,400
   23,600   Ultimate Electronics, Inc.*.............      396,775
                                                      -----------
                                                        8,585,530
                                                      -----------
            TECHNOLOGY - 20.80%
   33,200   Asyst Technologies, Inc.*...............    1,282,350
   38,900   Ciena Corp.*............................    1,370,009
   94,500   Concurrent Computer Corp.*..............    1,083,797
   14,800   Cymer, Inc.*............................      546,675
   16,800   E-Tek Dynamics, Inc.*...................    1,120,350
   14,900   Ibis Technology Corp.*..................      682,141
   18,000   JDS Uniphase Corp.*.....................    3,003,188
    6,200   MTI Technology Corp.*...................      105,206
   38,800   PRI Automation, Inc.*...................    1,559,275
   61,600   Varian, Inc.*...........................    1,158,850
                                                      -----------
                                                       11,911,841
                                                      -----------
            TELECOMMUNICATIONS - 5.27%
   47,600   Terayon Communication Systems, Inc.*....    2,079,525
   12,800   Tut Systems, Inc.*......................      427,600
   13,800   Verio, Inc.*............................      512,756
                                                      -----------
                                                        3,019,881
                                                      -----------
            TOTAL COMMON STOCKS.....................   54,963,736
                                                      -----------
               (Cost $44,518,433)
PAR VALUE
---------
REPURCHASE AGREEMENT - 5.45%
$3,120,553  Morgan Stanley, Bank of New York
              Tri-Party 5.050%, dated 10/29/99 to be
              repurchased on 11/01/99 at $3,121,867
              (Collateralized by U.S. Treasury Note
              4.625%, due 12/31/00; Total Par
              $3,149,775)...........................    3,120,553
                                                      -----------
            TOTAL REPURCHASE AGREEMENT..............    3,120,553
                                                      -----------
               (Cost $3,120,553)
TOTAL INVESTMENTS - 101.40%.........................   58,084,289
                                                      -----------
   (Cost $47,638,986)**
LIABILITIES NET OF CASH AND OTHER ASSETS - (1.40)%..     (802,715)
                                                      -----------
NET ASSETS - 100.00%................................  $57,281,574
                                                      ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $47,638,986.


     Gross unrealized appreciation......  $11,699,771
     Gross unrealized depreciation......   (1,254,468)
                                          -----------
     Net unrealized appreciation........  $10,445,303
                                          ===========

SP-ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  22

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 90.60%
             AUSTRALIA - 5.40%
     60,956  Amcor Ltd...............................  $    266,429
     74,310  Broken Hill Proprietary Co. Ltd.........       768,129
    117,800  Foster's Brewing Group Ltd..............       313,154
     72,054  Leighton Holdings Ltd...................       261,949
     57,400  National Australia Bank Ltd.............       885,955
     92,584  News Corp. Ltd..........................       669,628
     28,100  Rio Tinto Ltd...........................       451,764
    112,500  Southcorp Ltd...........................       391,051
     44,051  TABCORP Holdings Ltd....................       279,272
    139,100  Telstra Corp. Ltd.......................       707,703
    101,597  Westpac Banking Corp....................       652,003
                                                       ------------
                                                          5,647,037
                                                       ------------
             FINLAND - 2.19%
      5,900  JOT Automation Group Oyj................        30,406
     15,800  Kemira Oyj..............................        97,546
     14,508  Nokia Oyj...............................     1,660,309
      1,928  Okobank, Class A........................        17,946
      3,620  Oy Hartwall AB..........................        46,411
      6,398  Rautaruukki Oyj.........................        41,048
      1,540  Sanoma WSOY Oyj, Class B*...............        70,619
      4,230  Sonera Group Oyj........................       127,016
      2,663  UPM-Kymmene Oyj.........................        84,024
      1,500  Viking Line Oyj.........................        64,683
      4,880  YIT-Yhtyma Oyj..........................        46,706
                                                       ------------
                                                          2,286,714
                                                       ------------
             FRANCE - 12.61%
      2,060  Alcatel.................................       321,741
      7,190  Axa.....................................     1,014,075
     10,560  Banque Nationale de Paris...............       927,391
      6,320  Carrefour SA............................     1,169,883
      1,210  Castorama Dubois........................       362,442
      2,700  Compagnie de Saint Gobain...............       468,555
      2,800  Compagnie Gen Des Eaux, Warrant* expires
               05/02/2001............................         6,331
      8,300  Credit Lyonnais*........................       250,974
      1,610  Danone..................................       410,630
     17,706  France Telecom SA.......................     1,710,457
      2,370  Groupe GTM..............................       259,235
      4,470  Hermes International....................       488,938
      1,020  L'OREAL.................................       680,682
      2,656  Lafarge SA..............................       255,601
      1,600  Legrand.................................       382,837
      2,900  Pinault-Printemps-Redoute SA............       552,979
      7,440  Renault SA..............................       384,991
     10,600  Sanofi-Synthelabo SA*...................       467,682
      6,300  Societe BIC SA..........................       308,110
      1,600  Sodexho Alliance........................       262,517
     12,698  Total Fina SA, Class B..................     1,716,134
     10,421  Vivendi.................................       789,689
                                                       ------------
                                                         13,191,874
                                                       ------------
             GERMANY - 10.31%
      3,217  Allianz AG..............................       981,209
     13,454  BASF AG.................................       607,753
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             GERMANY (CONTINUED)
     19,591  Bayer AG................................  $    801,528
      9,100  Bayerische Motoren Werke (BMW) AG.......       289,999
     12,084  DaimlerChrysler AG......................       941,763
     13,585  Deutsche Bank AG........................       974,444
     36,720  Deutsche Telekom AG.....................     1,693,499
     10,253  Dresdner Bank AG........................       526,239
      7,940  HypoVereinsbank.........................       517,756
      6,355  Mannesmann AG...........................       999,239
      5,160  Metro AG................................       272,708
      2,420  Muenchener Rueckversicherungs-
               Gesellschaft AG.......................       546,462
      9,246  Siemens AG..............................       829,985
      9,010  Veba AG.................................       492,292
     16,380  Viag AG.................................       302,346
                                                       ------------
                                                         10,777,222
                                                       ------------
             IRELAND - 2.18%
     59,300  Allied Irish Banks Plc..................       742,189
      7,100  Bank of Ireland.........................        55,409
     28,400  CRH Plc.................................       536,161
     24,000  eircom Plc*.............................        99,895
     29,459  Irish Life & Permanent Plc..............       300,540
     27,000  Kerry Group Plc, Class A................       333,668
     80,800  Smurfit (Jefferson) Group Plc...........       209,904
                                                       ------------
                                                          2,277,766
                                                       ------------
             ITALY - 2.34%
      7,475  Assicurazioni Generali..................       239,786
     14,495  Banca Commerciale Italiana..............        87,202
     23,916  Banca Intesa SpA........................       102,124
     16,600  Banca Popolare di Milano................       111,563
     65,400  Benetton Group SpA......................       144,448
     13,100  Burgo (Cartiere) SpA....................        96,446
     80,315  ENI SpA.................................       469,661
      5,655  Fiat SpA*...............................       179,024
     46,600  Istituto Nazionale delle Assicurazioni
               SpA...................................       141,398
     83,784  Montedison SpA..........................        90,675
     14,980  San Paolo-IMI SpA.......................       194,104
     56,500  Telecom Italia Mobile SpA...............       352,978
     27,520  Telecom Italia SpA......................       237,632
                                                       ------------
                                                          2,447,041
                                                       ------------
             JAPAN - 17.42%
     15,800  Aoyamma Trading Co., Ltd................       483,380
     98,000  Asahi Chemical Industry Co., Ltd........       592,117
     73,000  Bank of Tokyo-Mitsubishi, Ltd...........     1,209,782
     19,000  Bridgestone Corp........................       522,969
     15,000  Canon, Inc..............................       424,379
     13,700  Fanuc, Ltd..............................     1,064,256
     14,000  Fuji Photo Film.........................       449,794
     27,000  Fujisawa Pharmaceutical Co., Ltd........       675,842
     42,000  Hitachi, Ltd............................       453,956
     64,000  Kirin Brewery Co., Ltd..................       732,867

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 23

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             JAPAN (CONTINUED)
     29,000  Matsushita Electric Industrial Co.,
               Ltd...................................  $    610,482
    166,000  Mitsubishi Heavy Industries, Ltd........       651,136
      9,000  Murata Manufacturing Co., Ltd...........     1,152,297
     21,000  NEC Corp................................       424,954
    182,000  Nippon Light Metal Co., Ltd.............       268,802
    140,000  Nippon Steel Corp.......................       355,807
         95  Nippon Telegraph & Telephone Corp.......     1,457,754
     23,000  Sankyo Co., Ltd.........................       655,126
     84,000  Sekisui Chemical Co., Ltd...............       413,273
     43,000  Sharp Corp..............................       684,569
     35,000  Shiseido Co., Ltd.......................       533,711
      4,900  SONY CORP...............................       764,112
     31,000  Sumitomo Bank, Ltd......................       498,878
     49,000  Sumitomo Electric Industries............       658,377
     59,000  Tokio Marine & Fire Insurance Co.,
               Ltd...................................       772,370
     26,700  Tokyo Electric Power Co.................       596,634
     32,000  Toyota Motor Corp.......................     1,107,893
                                                       ------------
                                                         18,215,517
                                                       ------------
             NETHERLANDS - 5.24%
     14,699  ABN AMRO Holding NV.....................       355,418
      4,200  AEGON NV................................       387,622
      4,304  Akzo Nobel NV...........................       185,324
     13,150  Elsevier NV.............................       124,890
      8,108  Fortis (NL) NV..........................       279,108
      3,400  Heineken NV.............................       173,398
     10,911  ING Groep NV............................       643,554
      4,300  Koninklijke Ahold NV....................       132,058
      3,664  Koninklijke (Royal) Philips Electronics
               NV....................................       375,727
      5,461  KPN NV..................................       280,231
     26,557  Royal Dutch Petroleum Co................     1,587,338
      5,961  TNT Post Group NV.......................       151,722
      8,147  Unilever NV.............................       539,822
      4,459  VNU NV..................................       150,776
      3,300  Wolters Kluwer NV.......................       110,266
                                                       ------------
                                                          5,477,254
                                                       ------------
             NEW ZEALAND - 0.90%
    419,700  Brierley Investments Ltd.*..............        95,736
    109,400  Carter Holt Harvey Ltd..................       138,637
     15,700  Fisher & Paykel Industries Ltd..........        47,750
     39,200  Fletcher Challenge Energy*..............        90,411
     44,200  Lion Nathan Ltd.........................        95,221
    118,000  Telecom Corp. of New Zealand Ltd........       474,924
                                                       ------------
                                                            942,679
                                                       ------------
             NORWAY - 2.71%
     45,820  Christiana Bank Og Kreditkasse..........       222,957
     71,050  Den Norske Bank ASA.....................       275,132
     16,800  Hafslund ASA, Class B...................        62,060
     11,820  Merkantildata ASA.......................       100,125
     26,610  Norsk Hydro ASA.........................     1,060,943
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             NORWAY (CONTINUED)
      5,230  Norske Skogindustrier ASA...............  $    171,213
     18,920  Orkla ASA, Class B......................       262,694
     11,510  Petroleum Geo-Services*.................       171,539
     32,500  Storebrand ASA*.........................       225,623
     11,200  Tandberg Television ASA*................       132,679
      2,920  Tomra Systems ASA.......................       111,585
      6,270  Unitor ASA..............................        39,135
                                                       ------------
                                                          2,835,685
                                                       ------------
             PORTUGAL - 2.42%
     12,313  Banco Comercial Portugues, SA,
               Class R...............................       346,806
      7,910  Banco Espirito Santo e Comercial de
               Lisboa, SA............................       205,654
     28,045  BPI-SGPS, SA............................       112,086
      4,231  Brisa-Auto Estradas de Portugal, SA.....       166,651
      7,132  Cimpor-Cimentos de Portugal SGPS, SA....       118,292
     41,627  EDP-Electricidade de Portugal, SA.......       647,086
      6,944  Jeronimo Martins, SGPS, SA..............       193,831
     14,775  Portugal Telecom SA.....................       658,880
      2,418  Sonae Investimentos SPGS, SA............        80,770
                                                       ------------
                                                          2,530,056
                                                       ------------
             SINGAPORE - 2.07%
     29,000  City Developments Ltd...................       149,997
     38,379  DBS Group Holdings Ltd..................       433,948
     30,800  Keppel Corp. Ltd........................        83,729
     45,150  Oversea-Chinese Banking Corp. Ltd.......       339,433
     23,445  Overseas Union Bank Ltd.................       101,524
     22,000  Singapore Airlines Ltd..................       232,874
     19,300  Singapore Press Holdings Ltd............       330,817
     89,000  Singapore Technologies Engineering
               Ltd...................................       129,001
     94,000  Singapore Telecommunications Ltd........       178,649
     24,200  United Overseas Bank Ltd................       183,389
                                                       ------------
                                                          2,163,361
                                                       ------------
             SWITZERLAND - 7.51%
      4,846  ABB AG..................................       488,130
          6  Ciba Specialty Chemicals AG*............           446
        315  Clariant AG.............................       137,873
      4,996  Credit Suisse Group.....................       960,580
        192  Holderbank Financiere Glarus AG.........       236,488
        480  Nestle SA...............................       926,045
      1,045  Novartis AG.............................     1,563,489
        143  Roche Holding AG........................     1,717,239
        132  Schindler Holding AG....................       210,486
      1,030  Swisscom AG.............................       313,954
      3,150  UBS AG..................................       916,743
        680  Zurich Allied AG........................       385,091
                                                       ------------
                                                          7,856,564
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  24

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             UNITED KINGDOM - 12.88%
     30,422  Abbey National Plc......................  $    594,410
     20,596  AstraZeneca Group Plc...................       928,379
      8,900  Barclays Plc............................       273,055
     37,560  Boots Co. Plc...........................       386,382
    113,806  BP Amoco Plc............................     1,105,272
     53,100  British Telecommunications Plc..........       963,778
     21,900  Cable & Wireless Plc....................       256,056
     54,300  Cadbury Schweppes Plc...................       354,248
     32,934  CGU Plc.................................       480,589
     32,300  Diageo Plc..............................       328,025
     27,115  Glaxo Wellcome Plc......................       800,263
     64,816  HSBC Holdings Plc.......................       799,373
     31,229  IMI Plc.................................       122,138
     69,020  Lloyds TSB Group Plc....................       953,866
     24,400  Marks & Spencer Plc.....................       112,370
     37,700  National Power Plc......................       254,934
     41,931  Prudential Corp. Plc....................       657,700
     37,977  Scottish & Newcastle Plc................       353,539
     42,758  ScottishPower Plc.......................       396,290
     45,937  Shell Transport & Trading Plc...........       352,152
     70,452  SmithKline Beecham Plc..................       907,666
    180,245  Tesco Plc...............................       534,635
     56,407  Unilever Plc............................       523,255
    167,500  Vodafone Group Plc......................       781,717
     36,974  Wolsely Plc.............................       251,392
                                                       ------------
                                                         13,471,484
                                                       ------------
             UNITED STATES - 4.42%
    311,000  WEBS Japan Index Series.................     4,626,125
                                                       ------------
             TOTAL COMMON STOCKS.....................    94,746,379
                                                       ------------
                (Cost $80,886,194)
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----

FOREIGN INDEX SECURITIES - 3.53%
      5,500  MSCI Canadian Opal
               0.000%, 04/07/17......................  $  1,027,895
      9,900  Sweden Opal
               18.526%, 04/07/07.....................  $  2,666,961
                                                       ------------
             TOTAL FOREIGN INDEX SECURITIES..........     3,694,856
                                                       ------------
                (Cost $3,172,804)

PREFERRED STOCK - 0.54%
             GERMANY - 0.54%
      1,305  SAP AG..................................       563,014
                                                       ------------
             TOTAL PREFERRED STOCK...................       563,014
                                                       ------------
                (Cost $627,042)

PAR VALUE
---------
TIME DEPOSIT - 0.93%
$   973,000  Euro Time Deposit
               3.000%, 11/01/99......................       973,000
                                                       ------------
             TOTAL TIME DEPOSIT......................       973,000
                                                       ------------
                (Cost $973,000)
TOTAL INVESTMENTS - 95.60%...........................    99,977,249
                                                       ------------
   (Cost $85,659,040)**
NET OTHER ASSETS AND LIABILITIES - 4.40%.............     4,606,117
                                                       ------------
NET ASSETS - 100.00%.................................  $104,583,366
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $85,744,589.


     Gross unrealized appreciation...........  $17,883,054
     Gross unrealized depreciation...........   (3,650,394)
                                               -----------
     Net unrealized appreciation.............  $14,232,660
                                               ===========

As of October 31, 1999, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

CURRENCY                        SETTLEMENT  CONTRACTS AT  IN EXCHANGE   UNREALIZED
 VALUE    CONTRACTS TO DELIVER    DATES        VALUE      FOR U.S. $   DEPRECIATION
 -----    --------------------    -----        -----      ----------   ------------
22,374..               EU        11/01/99     $23,534       $23,529        $ (5)
8,697..                EU        11/02/99       9,148         9,084         (64)
                                              -------       -------        ----
                                              $32,682       $32,613        $(69)
                                              =======       =======        ====

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

CURRENCY                        SETTLEMENT  CONTRACTS AT  IN EXCHANGE   UNREALIZED
 VALUE    CONTRACTS TO RECEIVE    DATES        VALUE      FOR U.S. $   DEPRECIATION
 -----    --------------------    -----        -----      ----------   ------------
39,424..               NZ        11/01/99     $19,984       $20,106       $(122)
                                              =======       =======       =====

------------------------------------------------

 EU  European Monetary Unit
 NZ  New Zealand Dollars

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 25

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 79.12%
            ARGENTINA - 2.43%
     8,389  Banco de Galicia y Buenos Aires SA,
              Class B...............................  $    44,399
     6,420  Banco Frances SA........................       46,888
       729  IRSA Inversiones y Representaciones SA,
              SP GDR................................       22,007
     3,876  Molinos Rio de la Plata SA*.............        7,949
     4,900  Perez Companc SA, Class B...............       29,757
     4,512  Perez Companc SA, SP ADR................       54,803
    11,160  Renault Argentina SA....................       14,403
     1,488  Siderar S.A.I.C., Class A...............        5,597
    23,816  Siderca SA..............................       46,225
     5,433  Telefonica de Argentina, SP ADR.........      139,221
    19,900  Transportadora de Gas del Sur SA,
              Class B...............................       33,846
                                                      -----------
                                                          445,095
                                                      -----------
            BRAZIL - 1.37%
   547,900  Companhia Paulista de Forca e Luz.......       34,412
 3,322,000  Companhia Siderurgica Nacional..........       88,326
     7,500  Souza Cruz SA...........................       42,841
 1,634,000  Telecomunicacoes Brasileiras SA
              Class A...............................       84,881
                                                      -----------
                                                          250,460
                                                      -----------
            CHILE - 5.00%
     7,900  Banco Santander Chile, SP ADR...........      129,363
     9,851  Cia. Telecomunicaciones de Chile SA, SP
              ADR...................................      164,389
     3,100  Compania Cervecerias Unidas SA, SP
              ADR...................................       67,619
    11,272  Empresa Nacional de Electricidad SA, SP
              ADR...................................      143,718
     5,502  Enersis SA, SP ADR......................      123,795
     5,328  Gener SA, SP ADR........................       79,254
     4,957  Madeco SA, SP ADR.......................       48,950
     5,290  Maderas y Sinteticos SA, SP ADR.........       56,206
     3,330  Sociedad Quimica y Minera de Chile SA,
              SP ADR................................       96,778
       192  Sociedad Quimica y Minera de Chile SA,
              SP ADR, Class A.......................        5,304
                                                      -----------
                                                          915,376
                                                      -----------
            CHINA - 1.38%
   182,000  Beijing Datang Power Generation Co. Ltd.
              Class H*..............................       37,952
    50,000  China Southern Airlines Co. Ltd.,
              Class H*..............................        9,976
    34,000  Guangdong Kelon Electrical Holdings Co.
              Ltd. Class H*.........................       30,198
   150,000  Guangshen Railway Co. Ltd., Class H*....       17,184
   122,000  Huaneng Power International, Inc.,
              Class H...............................       36,512
   164,000  Jiangsu Express Co. Ltd., Class H.......       25,121
    92,000  Qingling Motors Co. Ltd., Class H.......       15,040
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            CHINA (CONTINUED)
   140,000  Shanghai Petrochemical Co. Ltd.,
              Class H*..............................  $    28,654
   104,000  Shenzhen Expressway Co. Ltd.,
              Class H*..............................       15,529
    38,000  Yizheng Chemical Fibre Co. Ltd.,
              Class H*..............................       10,394
   174,000  Zhejiang Expressway Co. Ltd.,
              Class H...............................       26,429
                                                      -----------
                                                          252,989
                                                      -----------
            COLUMBIA - 1.42%
     1,000  Banco Ganadero SA, SP ADR...............       15,202
     5,200  Banco Ganadero SA, SP ADR, Class C......       33,991
    20,100  Bancolombia, SP ADR.....................       87,309
    61,400  Cadenalco SA, SP ADR....................      122,800
                                                      -----------
                                                          259,302
                                                      -----------
            HUNGARY - 5.52%
     1,210  Danubius Hotel and Spa, Rights*.........       20,895
     1,975  Gedeon Richter, Rights..................       90,138
    89,850  Magyar Tavkozlesi, Rights...............      522,749
    10,430  MOL Magyar Olaj-es Gazipari, Rights.....      210,135
     3,340  OTP Bank, Rights........................      151,338
       460  Pick Szeged, Rights.....................       15,793
                                                      -----------
                                                        1,011,048
                                                      -----------
            INDIA - 2.38%
     1,500  Bajaj Auto Ltd., SP GDR.................       16,200
     1,700  BSES Ltd., GDR..........................       20,400
     3,380  EIH Ltd., SP GDR........................       16,055
     1,267  Grasim Industries Ltd., SP GDR..........       16,471
     1,800  Gujarat Ambuja Cement Ltd., SP GDR......       22,095
     1,610  Hindalco Industries Ltd., SP GDR........       34,011
     3,530  Indian Hotels Co., Ltd, SP GDR..........       37,241
     4,225  Indian Rayon & Industries Ltd., SP
              GDR...................................        6,866
     1,180  Larsen & Tourbo Ltd., GDR...............       25,547
     6,900  Mahanagar Telephone Nigam Ltd., GDR.....       56,925
     4,200  Reliance Industries Ltd., SP GDR (A)....       51,765
     3,300  State Bank of India, GDR................       43,931
     4,124  Tata Engineering & Locomotive Co., Ltd.
              SP GDR................................       26,394
     3,900  Videsh Sanchar Nigam Ltd., GDR..........       62,205
                                                      -----------

                                                          436,106
                                                      -----------
            INDONESIA - 2.23%
    73,000  PT Astra International Tbk*.............       35,941
    20,000  PT Gudang Garam Tbk.....................       51,349
   150,000  PT Indah Kiat Pulp & Paper Corp. Tbk*...       64,551
    60,000  PT Indofood Sukses Makmur Tbk*..........       70,897
    19,000  PT Semen Gresik (Persero) Tbk...........       33,815

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  26

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            INDONESIA (CONTINUED)
    17,000  PT Tambang Timah Tbk....................  $    13,392
   293,720  PT Telekomunikasi Indonesia.............      139,255
                                                      -----------
                                                          409,200
                                                      -----------
            ISRAEL - 1.42%
    13,100  Bank Hapoalim...........................       31,153
    13,500  Bank Leumi Le-Israel....................       23,808
     5,500  Bezeq Israeli Telecommunications Corp.
              Ltd.*.................................       22,417
     1,520  Blue Square Chain Investments and
              Properties Ltd........................       20,865
     1,370  ECI Telecom Ltd.........................       39,901
       290  Elite Industries Ltd....................       13,657
       590  Formula Systems (1985) Ltd.*............       14,753
    16,500  Israel Chemicals Ltd....................       15,268
       290  Koor Industries Ltd.....................       23,967
     7,200  Makhteshim-Agan Industries Ltd.*........       12,528
       850  Teva Pharmaceuticals Industries Ltd.....       41,228
                                                      -----------
                                                          259,545
                                                      -----------
            MALAYSIA - 2.08%
     9,000  Commerce Asset-Holding Berhad...........       19,895
    22,000  Malayan Banking Berhad..................       74,684
    25,000  Malaysia International Shipping Corp.
              Berhad................................       37,500
    21,000  Malaysian Airline System Berhad.........       19,784
    15,000  Petronas Gas Berhad.....................       31,776
    48,000  Public Bank Berhad......................       50,779
     9,000  Resorts World Berhad....................       25,816
    17,000  Telekom Malaysia Berhad.................       52,342
    30,000  Tenaga Nasional Berhad..................       69,079
                                                      -----------
                                                          381,655
                                                      -----------
            MEXICO - 13.45%
    19,400  Alfa SA de CV...........................       74,072
         3  Cemex SA de CV..........................           13
     6,604  Cemex SA de CV, SP ADR*.................      148,590
   145,837  Cifra SA de CV, Series V*...............      228,193
    46,400  Desc SA de CV, Series B.................       37,943
     3,100  Fomento Economico Mexicano, SP ADR......      101,719
    33,900  Grupo Carso SA de CV, Series A1*........      141,779
    40,000  Grupo Financiero Banamex Accival, SA de
              CV, Class O*..........................       99,667
    54,673  Grupo Industrial Bimbo SA de CV,
              Series A..............................      100,222
    27,110  Grupo Mexico SA, Series B...............       98,574
    95,100  Grupo Modelo SA de CV, Series C.........      232,506
     4,240  Grupo Televisa SA, SP GDR*..............      180,200
    19,100  Industrias Penoles SA...................       60,209
    37,800  Kimberley-Clark de Mexico SA,
              Class A...............................      119,551
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            MEXICO (CONTINUED)
    15,500  Savia SA de CV*.........................  $    82,886
     8,840  Telefonos de Mexico SA, SP ADR..........      755,820
                                                      -----------
                                                        2,461,944
                                                      -----------
            PERU - 0.88%
     9,200  Banco Wiese, SP ADR*....................       13,225
     6,865  Cementos Lima SA........................        7,951
     1,847  Compania de Minas Buenaventura,
              Class A...............................       14,948
       474  Compania de Minas Buenaventura,
              Class B...............................        3,877
     2,116  Credicorp Ltd...........................       22,482
     6,301  Ferreyros SA............................        3,424
       821  Minsur SA*..............................        1,740
       400  Southern Peru Copper Corp...............        1,945
    63,738  Telefonica del Peru SAA, Class B........       74,734
    45,076  Union de Cervecerias Backus y Johnston
              SAA...................................       16,629
                                                      -----------
                                                          160,955
                                                      -----------
            PHILLIPINES - 1.88%
   109,000  Ayala Land, Inc.........................       27,862
    11,000  Manila Electric Co., Class B............       30,174
     9,680  Metropolitan Bank & Trust Co............       72,419
   312,000  Petron Corp.............................       26,065
     4,400  Phillipine Long Distance Telephone
              Co....................................       91,621
    28,000  San Miguel Corp., Class B...............       40,499
   312,000  SM Prime Holdings.......................       55,242
                                                      -----------
                                                          343,882
                                                      -----------
            POLAND - 1.93%
     1,700  Bank Handlowy w Warszawie...............       23,972
     1,115  Bank Rozwoju Eksportu SA................       30,389
       510  Bank Slaski SA w Katowicach.............       27,799
     7,800  BIG Bank Gdanski SA.....................       15,529
     2,130  Debica SA...............................       19,182
     3,971  Elektrim Spolka Akcyjna SA*.............       34,350
     1,200  Prokom..................................       25,880
       480  Softbank SA.............................       13,537
     5,240  Stomil Olsztyn SA.......................       24,464
    23,000  Telekomunikacja Polska SA, GDR..........      117,300
     3,558  Wielkopolski Bank Kredytowy SA..........       20,912
                                                      -----------
                                                          353,314
                                                      -----------
            SOUTH AFRICA - 6.62%
     5,780  ABSA Group Ltd..........................       23,572
     4,440  Anglo American Platinum Corp. Ltd.......      127,941
       910  Anglo American Plc......................       48,444
     1,100  AngloGold Ltd...........................       62,141
    13,270  Barlow Ltd..............................       64,703
     9,430  C.G. Smith Ltd..........................       30,551
     5,520  De Beers................................      150,795
       452  Edgars Consolidated Stores Ltd..........        4,415
    63,100  FirstRand Ltd...........................       72,936

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 27

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            SOUTH AFRICA (CONTINUED)
     5,100  Gold Fields Ltd.........................  $    24,410
     2,832  Imperial Holdings Ltd.*.................       26,280
     1,841  Liberty International Plc*..............       15,345
     3,420  Liberty Life Association of Africa
              Ltd...................................       31,736
     5,700  Naspers Ltd., Class N...................       35,495
     4,900  Nedcor Ltd., GDR, Class S...............       95,550
    13,640  Rembrandt Group Ltd.....................      102,036
    40,900  Sanlam Ltd..............................       46,943
     3,900  Sappi Ltd...............................       32,317
     9,200  Sasol Ltd...............................       62,906
    12,680  South African Breweries Plc*............      111,060
     3,700  Standard Bank Investment Corp. Ltd......       12,645
     4,300  Woolworths Holdings Ltd., GDR...........       30,100
                                                      -----------
                                                        1,212,321
                                                      -----------
            SOUTH KOREA - 9.70%
     3,900  Hyundai Motor Co. Ltd.*.................       68,604
     8,800  Kookmin Bank............................      137,191
    11,900  Korea Electric Power Corp...............      348,220
     2,500  Korea Telecom Corp......................      168,195
     2,983  L.G. Chemical Ltd.......................       90,273
     3,100  Pohang Iron & Steel Ltd., SP ADR........      103,463
     1,700  Samsung Display Devices Co..............       89,287
     1,000  Samsung Electro-Mechanics Co............       48,353
     3,119  Samsung Electronics.....................      520,050
     5,800  Shinhan Bank............................       61,409
     3,100  SK Corp.................................       59,441
        71  SK Telecom Co. Ltd......................       81,980
                                                      -----------
                                                        1,776,466
                                                      -----------
            TAIWAN - 7.98%
     8,856  Advanced Semiconductor
              Engineering, Inc., GDR*...............      177,120
    19,459  Asia Cement Corp., SP GDR...............      174,647
    18,900  Asustek Computer, Inc., GDR.............      266,490
    13,975  China Steel Corp., SP GDR...............      237,924
    14,580  Evergreen Marine Corp., SP GDR..........      158,193
    14,000  Standard Foods Taiwan Ltd., GDR*........       73,150
    20,386  Winbond Electronic Corp., GDR*..........      374,083
                                                      -----------
                                                        1,461,607
                                                      -----------
            THAILAND - 1.87%
     3,300  Advanced Info Service Public Co.
              Ltd.*.................................       38,467
    28,500  Bangkok Bank Public Co. Ltd.*...........       66,442
     8,900  Electricity Generating Public Co.
              Ltd.*.................................       11,758
     8,800  PTT Exploration & Production Public Co.
              Ltd.*.................................       64,282
     2,000  Siam Cement Public Co. Ltd.*............       51,807
    55,000  TelecomAsia Corp. Public Co. Ltd.*......       42,384
    47,000  Thai Farmers Bank Public Co. Ltd.*......       66,351
                                                      -----------
                                                          341,491
                                                      -----------
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            TURKEY - 6.76%
 2,216,618  Adana Cimento Sanayii Turk Anomin
              Sirketi, Class A......................  $    46,106
 1,977,377  Akbank TAS..............................       30,847
 1,920,000  Arcelik AS..............................       70,886
   431,000  Aygaz AS................................       41,238
   718,000  Brisa Bridgestone Sabanci Lastik San. ve
              Tic AS................................       17,921
 5,411,000  Dogan Sirketler Grubu Holdings AS*......       60,776
 1,284,000  Ege Biracilik ve Malt Sanayii AS........       43,399
 2,788,000  Eregli Demir ve Celik Fabrikalari
              TAS*..................................       69,588
 1,471,500  Haci Omer Sabanci Holding AS............       43,615
   260,200  Migros Turk TAS.........................      112,302
   662,600  Netas Northern Electric Telekomunikasyon
              AS....................................       24,808
 4,416,000  Trakya Cam Sanayii AS*..................       58,786
17,068,700  Turkiye Garanti Bankasi AS*.............      145,562
14,914,900  Turkiye Is Bankasi, Class C.............      294,718
   237,000  Vestel Elektronik Sanayi ve Ticaret
              AS*...................................       29,085
10,129,479  Yapi ve Kredi Bankasi SA................      147,485
                                                      -----------
                                                        1,237,122
                                                      -----------
            VENEZUELA - 2.82%
     6,965  C.A. La Electricidad de Caracas, ADR....      131,356
    13,800  Compania Anonima Nacional Telefonos de
              Venezuela, ADR........................      356,213
     8,850  Mavesa SA, SP ADR.......................       28,209
                                                      -----------
                                                          515,778
                                                      -----------
            TOTAL COMMON STOCKS.....................   14,485,656
                                                      -----------
               (Cost $13,609,506)

PREFERRED STOCKS - 7.79%
            BRAZIL - 7.79%
    23,400  Aracruz Celulose SA, Class B............       45,913
14,494,507  Banco Bradesco SA.......................       70,913
 2,177,000  Banco Itau SA...........................      124,910
13,563,620  Centrais Electricas Brasileiras SA,
              Class B...............................      241,115
   105,300  Companhia Cervejaria Brahma.............       67,161
 3,621,255  Companhia Energetica de Minas Geraus....       51,573
     9,662  Companhia Vale do Rio Doce, Class A*....      188,439
   971,000  Petroleo Brasleiro SA...................      154,454
     5,130  Telecomunicacoes Brasileiras SA, Pfd
              Block, SP ADR.........................      399,499
     3,730  Telecomunicacoes Brasileiras SA, SP
              ADR*..................................          175
    22,219  Usinas Siderurgicas de Minas Gerais,
              Class A...............................       80,931
                                                      -----------
            TOTAL PREFERRED STOCKS..................    1,425,083
                                                      -----------
               (Cost $1,575,598)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  28

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
INVESTMENT COMPANIES - 4.36%
    24,800  Korea Fund*.............................  $   316,200
    27,000  Taiwan Fund, Inc........................      482,625
                                                      -----------
            TOTAL INVESTMENT COMPANIES..............      798,825
                                                      -----------
               (Cost $572,054)
PAR
VALUE
-----
CORPORATE NOTES AND BONDS - 0.91%
            INDUSTRIAL - 0.91%
$   36,000  Far East Department Stores 3.000%,
              07/06/2001............................       33,210
    52,000  Formosa Chemical & Fibre Corp. 1.750%,
              07/19/2001............................       59,930
    57,000  Nan Ya Plastics Corp. Conv 1.750%,
              07/19/2001............................       73,245
                                                      -----------
            TOTAL CORPORATE NOTES AND BONDS.........      166,385
                                                      -----------
               (Cost $157,918)
PAR                                                     MARKET
VALUE                                                    VALUE
-----                                                    -----
TIME DEPOSIT - 3.14%
$  575,000  Euro Time Deposit 3.000%, 11/01/99......  $   575,000
                                                      -----------
            TOTAL TIME DEPOSIT......................      575,000
                                                      -----------
               (Cost $575,000)
TOTAL INVESTMENTS - 95.32%..........................   17,450,949
                                                      -----------
   (Cost $16,490,076)**
NET OTHER ASSETS AND LIABILITIES - 4.68%............      857,223
                                                      -----------
NET ASSETS - 100.00%................................  $18,308,172
                                                      ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $16,882,360.


     Gross unrealized appreciation......  $  2,955,914
     Gross unrealized depreciation......    (2,387,325)
                                          ------------
     Net unrealized appreciation........  $    568,589
                                          ============

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, this security amounted to $51,765 or 0.28% of net assets.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
 SP  Sponsored American Depositary Receipt
ADR
 SP  Sponsored Global Depositary Receipt
GDR

As of October 31, 1999, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

                                                                       UNREALIZED
   CURRENCY     CONTRACTS TO  SETTLEMENT  CONTRACTS AT  IN EXCHANGE   APPRECIATION
    VALUE         RECEIVE       DATES        VALUE      FOR U.S. $   (DEPRECIATION)
    -----         -------       -----        -----      ----------   --------------
757,582.......         HK      11/01/99     $ 97,515     $ 97,498        $  17
75,108,670....         KR      11/02/99       62,617       62,863         (246)
74,816........         SA      11/02/99       12,176       12,170            6
33,720,188,650..        TU     11/01/99       70,114       70,428         (314)
                                            --------     --------        -----
                                            $242,422     $242,959        $(537)
                                            ========     ========        =====

-------------------------------------------------

 HK  Hong Kong Dollars
 KR  Korean Won
 SA  South African Rand
 TU  Turkey Lira

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 29

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                         MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 61.81%
            CONSUMER NON-DURABLES - 10.25%
   90,000   Bestfoods...............................  $  5,287,500
  167,100   Gillette Co.............................     6,046,931
   90,400   Interpublic Group of Companies, Inc.....     3,672,500
   73,800   Newell Rubbermaid, Inc..................     2,555,325
   78,000   Procter & Gamble Co.....................     8,180,250
                                                      ------------
                                                        25,742,506
                                                      ------------
            ELECTRICAL - 2.67%
   49,400   General Electric Co.....................     6,696,788
                                                      ------------
            ENTERTAINMENT AND LEISURE - 1.74%
   60,000   Carnival Corp...........................     2,670,000
   65,000   The Walt Disney Co......................     1,714,375
                                                      ------------
                                                         4,384,375
                                                      ------------
            FINANCE - 5.49%
   29,600   American Express Co.....................     4,558,400
   52,500   American International Group, Inc.......     5,404,218
   80,000   Wells Fargo Co..........................     3,830,000
                                                      ------------
                                                        13,792,618
                                                      ------------
            FOOD AND BEVERAGE - 2.94%
  125,000   Coca-Cola Co............................     7,375,000
                                                      ------------
            HEALTH CARE SERVICES - 5.50%
   64,000   Johnson & Johnson.......................     6,704,000
  180,000   Pfizer, Inc.............................     7,110,000
                                                      ------------
                                                        13,814,000
                                                      ------------
            LODGING - 1.41%
  105,000   Marriott International, Inc., Class A..      3,537,188
                                                      ------------
            MEDICAL SUPPLIES - 3.29%
  180,000   Boston Scientific Corp. *...............     3,622,500
  134,400   Medtronic, Inc..........................     4,653,600
                                                      ------------
                                                         8,276,100
                                                      ------------
            PHARMACEUTICALS - 2.70%
   88,200   Bristol-Myers Squibb Co.................     6,774,863
                                                      ------------
            RESTAURANTS - 2.63%
  160,000   McDonald's Corp.........................     6,600,000
                                                      ------------
            RETAIL - 4.96%
   43,800   Costco Wholesale Corp. *................     3,516,318
   68,250   Gap, Inc................................     2,533,781
   85,000   Home Depot, Inc.........................     6,417,500
                                                      ------------
                                                        12,467,599
                                                      ------------
            TECHNOLOGY - 14.17%
   50,000   EMC Corp. *.............................     3,650,000
   65,000   Electronic Arts, Inc. *.................     5,250,781
  100,000   Electronic Data Systems Corp............     5,850,000
   51,400   Hewlett-Packard Co......................     3,806,813
   52,500   Intel Corp..............................     4,063,828
   47,100   Microsoft Corp. *.......................     4,359,694
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            TECHNOLOGY (CONTINUED)
  115,000   Oracle Systems..........................  $  5,473,281
   41,800   Solectron Corp. *.......................     3,145,450
                                                      ------------
                                                        35,599,847
                                                      ------------
            TELECOMMUNICATIONS - 4.06%
   80,700   MCI WorldCom, Inc.......................     6,922,547
   52,000   Tellabs, Inc. *.........................     3,287,375
                                                      ------------
                                                        10,209,922
                                                      ------------
            TOTAL COMMON STOCKS.....................   155,270,806
                                                      ------------
               (Cost $119,416,883)
PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 21.56%
            FEDERAL HOME LOAN BANK - 0.37%
$1,000,000  5.890%, 06/30/08........................       944,190
                                                      ------------
            FEDERAL HOME LOAN
            MORTGAGE CORPORATION - 2.82%
  750,000   6.400%, 12/13/06, Debenture.............       739,853
1,750,000   6.700%, 01/05/07, Global Bond...........     1,753,710
  600,000   7.500%, 03/15/07, CMO, Class J..........       600,324
  175,000   6.000%, 04/15/08, CMO, Class K..........       173,372
3,250,000   5.125%, 10/15/08........................     2,911,318
  500,000   6.500%, 07/15/20, CMO, Class F..........       498,025
  400,000   6.500%, 11/15/20, CMO, Class H..........       395,708
                                                      ------------
                                                         7,072,310
                                                      ------------
            FEDERAL NATIONAL
            MORTGAGE ASSOCIATION - 3.37%
2,500,000   6.250%, 03/20/00, MTN...................     2,505,375
4,000,000   5.750%, 04/15/03........................     3,928,840
2,000,000   7.250%, 01/17/21, CMO, REMIC,
              Class P...............................     2,021,680
                                                      ------------
                                                         8,455,895
                                                      ------------
            GOVERNMENT NATIONAL
            MORTGAGE ASSOCIATION - 0.00% (A)
    1,403   8.500%, 06/15/01........................         1,457
    1,805   9.000%, 09/15/08........................         1,899
                                                      ------------
                                                             3,356
                                                      ------------
            U.S. TREASURY BONDS - 9.10%
4,175,000   7.250%, 05/15/16........................     4,498,103
5,250,000   8.125%, 08/15/19........................     6,184,972
3,550,000   8.000%, 11/15/21........................     4,168,978
4,400,000   6.250%, 08/15/23........................     4,303,596
3,500,000   6.875%, 08/15/25........................     3,694,390
                                                      ------------
                                                        22,850,039
                                                      ------------
            U.S. TREASURY NOTES - 5.90%
5,700,000   6.625%, 04/30/02........................     5,801,232
2,725,000   5.750%, 08/15/03........................     2,704,644

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  30

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
PAR VALUE                                                VALUE
---------                                                -----
            U.S. TREASURY NOTES (CONTINUED)
$3,650,000  7.875%, 11/15/04........................  $  3,933,787
2,300,000   6.875%, 05/15/06........................     2,388,573
                                                      ------------
                                                        14,828,236
                                                      ------------
            TOTAL U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS.............................    54,154,026
                                                      ------------
               (Cost $55,932,475)
CORPORATE NOTES AND BONDS - 11.47%
            CONSUMER NON-DURABLES - 1.76%
2,000,000   NIKE, Inc.
              6.375%, 12/01/03......................     1,970,000
2,500,000   Warner Lambert Co.
              5.750%, 01/15/03......................     2,450,000
                                                      ------------
                                                         4,420,000
                                                      ------------
            ENERGY - 1.05%
2,750,000   Conoco, Inc.
              5.900%, 04/15/04......................     2,646,875
                                                      ------------
            FINANCE - 5.54%
1,500,000   American Express Co., Senior Notes
              6.750%, 06/23/04......................     1,486,875
2,500,000   Bank of America Corp., Subordinated
              Notes
              6.875%, 02/15/05......................     2,481,250
2,500,000   Citicorp, Subordinated Notes
              7.125%, 05/15/06......................     2,490,625
3,000,000   Ford Motor Credit Corp. 7.000%,
              09/25/01..............................     3,022,500
1,350,000   Household Finance Corp., MTN Senior
              Notes
              7.300%, 07/30/12......................     1,299,375
3,300,000   National Rural Utilities, Collateral
              Trust
              6.200%, 02/01/08......................     3,122,625
                                                      ------------
                                                        13,903,250
                                                      ------------
            MEDICAL PRODUCTS - 0.81%
2,100,000   Amgen, Inc.
              6.500%, 12/01/07......................     2,031,750
                                                      ------------
            RETAIL - 2.11%
  500,000   Penney (J.C.) & Co., Debenture
              9.750%, 06/15/21......................       528,125
2,750,000   Sears Roebuck Acceptance Corp.
              6.700%, 11/15/06......................     2,660,625
2,100,000   Wal-Mart Stores, Senior Notes
              6.875%, 08/10/09......................     2,110,500
                                                      ------------
                                                         5,299,250
                                                      ------------
            SECURITY AND COMMODITY BROKERS - 0.20%
  500,000   Salomon, Inc.
              7.300%, 05/15/02......................       505,000
                                                      ------------
            TOTAL CORPORATE NOTES AND BONDS.........    28,806,125
                                                      ------------
               (Cost $29,725,624)
                                                        MARKET
PAR VALUE                                                VALUE
---------                                                -----
ASSET-BACKED SECURITIES - 2.03%
$1,750,000  Discover Card Master Trust 1
              Series 1998-7, Class A
              5.600%, 05/15/06......................  $  1,681,969
1,750,000   First USA Credit Card Master Trust
              Series 1997-6, Class A
              6.420%, 03/17/05......................     1,746,273
1,750,000   PECO Energy Transition Trust
              Series 1999-A, Class A6
              6.050%, 03/01/09......................     1,655,833
                                                      ------------
            TOTAL ASSET-BACKED SECURITIES...........     5,084,075
                                                      ------------
               (Cost $5,180,930)
REPURCHASE AGREEMENT - 2.60%
6,533,000   Bankers Trust 4.880%, dated 10/29/99 to
              be repurchased on 11/01/99 at
              $6,535,657 (Collateralized by U.S.
              Treasury Bill 4.86% due 12/02/99;
              Total Par $6,698,000).................     6,533,000
                                                      ------------
            TOTAL REPURCHASE AGREEMENT..............     6,533,000
                                                      ------------
               (Cost $6,533,000)
SHARES
------
INVESTMENT COMPANIES - 0.04%
   90,839   Bankers Trust Institutional Cash
              Management Fund.......................        90,839
   20,666   Bankers Trust Institutional Treasury
              Money Fund............................        20,666
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............       111,505
                                                      ------------
               (Cost $111,505)
TOTAL INVESTMENTS - 99.51%..........................   249,959,537
                                                      ------------
   (Cost $216,900,417)**
NET OTHER ASSETS AND LIABILITIES - 0.49%............     1,232,512
                                                      ------------
NET ASSETS - 100.00%................................  $251,192,049
                                                      ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $217,040,040.


     Gross unrealized appreciation.......  $40,535,537
     Gross unrealized depreciation.......   (7,616,040)
                                           -----------
     Net unrealized appreciation.........  $32,919,497
                                           ===========

(A)  Amount represents less than 0.01%
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 31

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks.....................................   62%
U.S. Government Obligations.......................   15%
U.S. Government Agency Obligations................    7%
Repurchase Agreement..............................    3%
Corporate Notes and Bonds:
Aaa...............................................    2%
Aa................................................    4%
A.................................................    7%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  32

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 57.07%
             ADVERTISING - 1.49%
     50,000  Omnicom Group, Inc......................  $  4,400,000
                                                       ------------
             BUSINESS SERVICES - 1.81%
    135,000  Paychex, Inc............................     5,319,844
                                                       ------------
             CAPITAL GOODS - 2.25%
     75,000  Pitney Bowes, Inc.......................     3,417,188
     80,000  Tyco International Ltd..................     3,195,000
                                                       ------------
                                                          6,612,188
                                                       ------------
             CHEMICALS - 0.87%
     55,000  Praxair, Inc............................     2,571,250
                                                       ------------
             COMMERCIAL SERVICES - 1.15%
    100,000  Ecolab, Inc.............................     3,381,250
                                                       ------------
             CONSUMER DURABLES - 4.67%
     90,000  Harley-Davidson, Inc....................     5,338,125
     65,000  Illinois Tool Works, Inc................     4,761,250
     60,000  Johnson Controls, Inc...................     3,645,000
                                                       ------------
                                                         13,744,375
                                                       ------------
             CONSUMER NON-DURABLES - 3.66%
     70,000  Cintas Corp.............................     4,215,313
     80,000  Newell Rubbermaid, Inc..................     2,770,000
     36,000  Procter & Gamble Co.....................     3,775,500
                                                       ------------
                                                         10,760,813
                                                       ------------
             ELECTRICAL - 2.30%
     50,000  General Electric Co.....................     6,778,125
                                                       ------------
             ENTERTAINMENT AND LEISURE - 1.28%
     85,000  Carnival Corp...........................     3,782,500
                                                       ------------
             FINANCE - 8.71%
     80,000  AFLAC Inc...............................     4,090,000
     50,000  American International Group, Inc.......     5,146,875
    100,000  Associates First Capital Corp.,
               Class A...............................     3,650,000
     90,000  Federal Home Loan Mortgage Corp.........     4,865,625
    145,000  MBNA Corp...............................     4,005,625
    100,000  Schwab (Charles) Corp...................     3,893,750
                                                       ------------
                                                         25,651,875
                                                       ------------
             FOOD AND BEVERAGE - 2.61%
    200,000  Sysco Corp..............................     7,687,500
                                                       ------------
             HEALTH CARE SERVICES - 2.16%
     65,000  Cardinal Health, Inc....................     2,803,125
     90,000  Pfizer, Inc.............................     3,555,000
                                                       ------------
                                                          6,358,125
                                                       ------------
             MEDICAL SUPPLIES - 1.62%
    200,000  Sybron International Corp. *............     4,762,500
                                                       ------------
             OIL AND GAS EXTRACTION - 1.44%
     70,000  Schlumberger Ltd........................     4,239,375
                                                       ------------
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             PHARMACEUTICALS - 0.97%
     36,000  Merck & Co., Inc........................  $  2,864,250
                                                       ------------
             RETAIL - 2.64%
     50,000  Kohl's Corp. *..........................     3,740,625
    160,000  Walgreen Co.............................     4,030,000
                                                       ------------
                                                          7,770,625
                                                       ------------
             TECHNOLOGY - 13.54%
    100,000  Cisco Systems, Inc. *...................     7,403,125
     90,000  Computer Associates
               International, Inc....................     5,085,000
     50,000  Computer Sciences Corp. *...............     3,434,375
    120,000  EMC Corp. *.............................     8,760,000
     50,000  Microsoft Corp. *.......................     4,628,125
     70,000  Solectron Corp. *.......................     5,267,500
     50,000  Sun Microsystems, Inc. *................     5,289,062
                                                       ------------
                                                         39,867,187
                                                       ------------
             TELECOMMUNICATIONS - 3.90%
     80,000  AES Corp. *.............................     4,515,000
    110,000  Tellabs, Inc. *.........................     6,954,062
                                                       ------------
                                                         11,469,062
                                                       ------------
             TOTAL COMMON STOCKS.....................   168,020,844
                                                       ------------
                (Cost $89,664,891)

PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 19.86%
             FEDERAL HOME LOAN BANK - 0.67%
$ 2,000,000  6.000%, 08/15/02........................     1,983,640
                                                       ------------
             FEDERAL HOME LOAN
             MORTGAGE CORPORATION - 2.87%
  3,500,000  5.750%, 07/15/03........................     3,428,950
  1,000,000  5.850%, 02/21/06, Debenture.............       961,730
    605,347  7.500%, 04/01/08, Debenture, Gold
               Pool # E46250.........................       613,289
    639,697  6.500%, 06/01/09, Gold
               Pool # E59122.........................       627,703
  3,600,000  6.000%, 10/15/11, CMO, Interest Only,
               Series 2102, Class TY.................       546,188
  2,315,907  6.500%, 01/01/14,
               Gold Pool # E00619....................     2,272,484
                                                       ------------
                                                          8,450,344
                                                       ------------
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION - 4.93%
  3,500,000  5.625%, 03/15/01........................     3,479,945
    575,388  6.900%, 12/25/03, CMO,
               Pool # 093-70, REMIC..................       575,630
    965,495  7.000%, 01/01/13, Pool # 313966.........       964,588
    725,231  7.000%, 03/01/13, Pool # 251572.........       724,549
  1,487,883  6.000%, 08/01/13, Pool # 323250.........     1,430,689
    265,386  7.000%, 07/25/17, CMO, REMIC,
               Pool # 001993, Interest Only..........         7,800
    587,420  7.500%, 02/01/23, Pool # 050706.........       588,889
    181,851  9.000%, 05/01/25, Pool # 250239.........       190,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 33

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION (CONTINUED)
$ 1,306,068  6.500%, 12/01/27, Pool # 402846.........  $  1,252,192
    592,479  6.500%, 02/01/28, Pool # 398205.........       568,039
  2,220,393  7.000%, 08/01/28, Pool # 437140.........     2,181,536
  1,185,296  6.500%, 09/01/28, Pool # 430877.........     1,136,403
  1,464,195  6.500%, 03/01/29, Pool # 489367.........     1,403,797
                                                       ------------
                                                         14,504,432
                                                       ------------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION - 4.76%
    263,994  7.000%, 06/15/08, Pool # 348818.........       263,994
  1,783,404  7.000%, 12/15/11, Pool # 781011.........     1,784,510
    430,935  8.000%, 03/15/17, Pool # 207880.........       440,630
    538,307  8.000%, 06/15/17, Pool # 191897.........       550,419
  1,100,518  7.000%, 09/15/23, Pool # 361807.........     1,079,883
    546,991  7.000%, 10/15/23, Pool # 345894.........       536,735
    731,582  7.000%, 10/15/23, Pool # 370850.........       717,865
  2,875,655  7.500%, 07/15/25, Pool # 409561.........     2,884,627
  1,156,402  6.500%, 03/15/26, Pool # 422527.........     1,105,439
    263,303  7.500%, 06/15/27, Pool # 446811.........       264,124
  1,289,750  7.500%, 06/15/27, Pool # 447652.........     1,293,774
    804,712  6.500%, 08/15/27, Pool # 780615.........       769,755
    400,367  7.500%, 07/15/28, Pool # 464709.........       401,616
  1,954,933  7.000%, 03/15/29, Pool # 505567.........     1,918,278
                                                       ------------
                                                         14,011,649
                                                       ------------
             U.S. TREASURY BONDS - 1.89%
  1,500,000  7.125%, 02/15/23........................     1,617,165
  2,100,000  6.250%, 08/15/23........................     2,053,989
  2,000,000  6.000%, 02/15/26........................     1,896,200
                                                       ------------
                                                          5,567,354
                                                       ------------
             U.S. TREASURY NOTES - 4.74%
  3,000,000  6.375%, 08/15/02........................     3,038,100
  5,000,000  5.750%, 08/15/03........................     4,962,650
  2,400,000  5.875%, 02/15/04........................     2,393,904
  3,500,000  6.500%, 08/15/05........................     3,565,275
                                                       ------------
                                                         13,959,929
                                                       ------------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS.............................    58,477,348
                                                       ------------
                (Cost $59,138,870)
CORPORATE NOTES AND BONDS - 13.21%
             ENERGY - 1.43%
  2,000,000  Ashland, Inc., Senior Notes 6.625%,
               02/15/08..............................     1,902,500
  1,100,000  CMS Energy Corp 7.625%, 11/15/04........     1,062,875
  1,250,000  Williams Co., Inc. 5.950%, 02/15/00
               (A)...................................     1,250,000
                                                       ------------
                                                          4,215,375
                                                       ------------
             FINANCE - 4.28%
  1,500,000  Advanta Corp., MTN 7.000%, 05/01/01.....     1,406,250
  1,250,000  Chelsea GCA Realty Partnership, REIT
               7.250%, 10/21/07......................     1,159,375
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             FINANCE (CONTINUED)
$ 1,000,000  Continental Corp. 7.250%, 03/01/03......  $    990,000
    625,000  Duke Capital Corp. 7.250%, 10/01/04.....       629,688
  1,000,000  DVI, Inc., Senior Notes 9.875%,
               02/01/04..............................       975,000
  2,000,000  HSBC America Capital II 8.380%, 05/15/27
               (A)...................................     1,932,500
  2,000,000  Metropolitan Life Insurance Co. 6.300%,
               11/01/03 (A)..........................     1,930,000
  1,000,000  Pacific Mutual Life Insurance Co.
               7.900%, 12/30/23 (A)..................     1,021,250
  1,500,000  Prudential Insurance Co. of America
               7.650%, 07/01/07 (A)..................     1,507,500
  1,000,000  Prudential Insurance Co. of America
               8.300%, 07/01/25 (A)..................     1,041,140
                                                       ------------
                                                         12,592,703
                                                       ------------
             FOOD AND BEVERAGE - 0.58%
  1,000,000  Nabisco, Inc. 6.700%, 06/15/02..........       987,500
    750,000  Nabisco, Inc. 6.850%, 06/15/05..........       724,688
                                                       ------------
                                                          1,712,188
                                                       ------------
             HEALTH CARE SERVICES - 1.47%
  1,500,000  HealthSouth Corp., Senior Notes 6.875%,
               06/15/05..............................     1,325,625
  1,100,000  Hospital Corp. of America, Debenture
               6.049%, 06/01/00 (B)..................     1,044,651
  1,800,000  Omnicare, Inc. 5.000%. 12/01/07.........     1,147,500
  1,000,000  Tenet Healthcare Corp. Subordinated
               Notes 6.000%, 12/01/05................       798,750
                                                       ------------
                                                          4,316,526
                                                       ------------
             METALS & MINING - 0.59%
  1,800,000  Lukens, Inc. 7.625%, 08/01/04...........     1,737,000
                                                       ------------
             PRINTING AND PUBLISHING - 0.64%
  2,000,000  News America Holdings Inc. Senior
               Debenture 7.750%, 02/01/24............     1,887,500
                                                       ------------
             RETAIL - 1.15%
  2,000,000  Kmart Corp., Debenture 7.950%,
               02/01/23..............................     1,787,500
  2,975,000  Pep Boys - Manny, Moe & Jack 3.031%,
               09/20/11 (B)..........................     1,595,344
                                                       ------------
                                                          3,382,844
                                                       ------------
             TECHNOLOGY - 1.02%
  1,500,000  Motorola, Inc. 6.500%, 11/15/28.........     1,318,125
  2,000,000  Thermo Electron Corp. Subordinated
               Debenture 4.250%, 01/01/03 (A)........     1,680,000
                                                       ------------
                                                          2,998,125
                                                       ------------
             TELECOMMUNICATIONS - 0.63%
  2,000,000  AT&T Corp. 6.000%, 03/15/09.............     1,852,500
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  34

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             TRANSPORTATION - 0.70%
$ 1,675,000  American Airlines, Inc. 6.855%,
               04/15/09..............................  $  1,662,588
    391,034  Delta Air Lines Equipment Trust
               Series 1992-A 8.540%, 01/02/07........       402,100
                                                       ------------
                                                          2,064,688
                                                       ------------
             UTILITIES - 0.72%
  1,000,000  Gulf States Utilities, First Mortgage
               Series A 8.250%, 04/01/04.............     1,031,250
  1,500,000  Niagara Mohawk Power Corp. Series F,
               Senior Notes 8.500%, 07/01/10.........     1,096,875
                                                       ------------
                                                          2,128,125
                                                       ------------
             TOTAL CORPORATE NOTES AND BONDS.........    38,887,574
                                                       ------------
                (Cost $40,989,671)
YANKEE BONDS - 1.38%
    750,000  Chilgener S.A. (Chile) 6.500%,
               01/15/06..............................       658,125
  1,000,000  Petroliam Nasional Berhad 7.625%,
               10/15/26 (A)..........................       855,000
  1,332,833  Province of Mendoza Collateral Oil
               Royalty Note 10.000%, 07/25/02 (A)....     1,322,837
  1,250,000  Skandinaviska Enskilda Subordinated
               Notes 5.656%, 03/29/49 (A)............     1,225,000
                                                       ------------
             TOTAL YANKEE BONDS......................     4,060,962
                                                       ------------
                (Cost $3,915,458)
NON-AGENCY/CMO MORTGAGE SECURITIES - 1.19%
  1,500,000  GE Capital Mortgage Services, Inc., CMO,
               REMIC Series 1998-9, Class A15
               6.500%, 06/25/28 (C)..................     1,489,350
    600,000  Midland Realty Acceptance Corp., CMO
               Series 1996-C001, Class A2 7.475%,
               08/25/28 (C)..........................       608,391
  1,000,000  Morgan (J.P.) Commercial Mortgage
               Finance Corp. Series 1997-C7,
               Class A2, CMO 6.507%, 10/15/35 (C)....       950,469
    487,851  Nomura Asset Securities Corp.
               Series 1998-D6, Class A1A 6.280%,
               03/17/28..............................       469,630
                                                       ------------
             TOTAL NON-AGENCY/CMO MORTGAGE
             SECURITIES..............................     3,517,840
                                                       ------------
                (Cost $3,603,337)
ASSET-BACKED SECURITIES - 1.12%
  2,000,000  Chemical Master Credit Card Trust I
               Series 1996-1, Class A 5.550%,
               09/15/03..............................     1,987,660
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
$ 1,335,538  DVI Receivables Corp. Series 1998-1,
               Class A2 6.035%, 04/10/06 (A).........  $  1,328,860
                                                       ------------
             TOTAL ASSET-BACKED SECURITIES...........     3,316,520
                                                       ------------
                (Cost $3,316,769)
REPURCHASE AGREEMENT - 5.41%
 15,920,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $15,926,501
               (Collateralized by U.S. Treasury Note
               5.625% due 12/31/02; Total Par
               $16,081,000)..........................    15,920,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............    15,920,000
                                                       ------------
                (Cost $15,920,000)
TOTAL INVESTMENTS - 99.24%...........................   292,201,088
                                                       ------------
   (Cost $216,548,996)**
NET OTHER ASSETS AND LIABILITIES - 0.76%.............     2,224,929
                                                       ------------
NET ASSETS - 100.00%.................................  $294,426,017
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $216,548,996.


     Gross unrealized appreciation......  $ 81,190,552
     Gross unrealized depreciation......    (5,538,460)
                                          ------------
     Net unrealized appreciation........  $ 75,652,092
                                          ============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $15,094,087 or 5.13% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's-Registered Trademark- (S&P-Registered Trademark-) credit ratings are used in the absense of a rating by Moody's Investors, Inc.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks.....................................   58%
Repurchase Agreement..............................    5%
U.S. Government Obligations.......................    7%
U.S. Government Agency Obligations................   13%
Corporate Notes and Bonds:
Aaa...............................................    2%
Aa................................................    1%
A.................................................    4%
Baa...............................................    6%
Ba................................................    3%
NR................................................    1%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 35

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.32%
             FEDERAL HOME LOAN BANK - 1.86%
$ 2,500,000  6.000%, 08/15/02........................  $  2,479,550
                                                       ------------
             FEDERAL HOME LOAN
             MORTGAGE CORPORATION - 8.78%
  4,000,000  5.750%, 07/15/03........................     3,918,800
  2,500,000  5.850%, 02/21/06, Debenture.............     2,404,325
  5,500,000  6.000%, 11/15/10, CMO,
               Pool # 002115.........................       646,250
  1,065,754  6.500%, 01/01/11, Gold
               Pool # E00413.........................     1,045,772
    984,449  6.500%, 11/01/11, Gold
               Pool # G10607.........................       965,990
  2,779,089  6.500%, 01/01/14, Gold
               Pool # E00619.........................     2,726,981
                                                       ------------
                                                         11,708,118
                                                       ------------
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION - 15.92%
  4,000,000  5.625%, 03/15/01........................     3,977,080
  1,609,159  7.000%, 01/01/13, Pool # 313966.........     1,607,646
  1,232,892  7.000%, 03/01/13, Pool # 251572.........     1,231,734
  2,689,631  6.000%, 06/01/13, Pool # 429584.........     2,586,241
  2,275,586  6.000%, 08/01/13, Pool # 323250.........     2,188,113
  1,092,781  7.500%, 07/01/23, Pool # 226065.........     1,095,513
  1,365,170  7.500%, 11/01/27, Pool # 402193.........     1,368,583
  1,896,474  6.500%, 09/01/28, Pool # 430877.........     1,818,245
  2,864,458  6.500%, 10/01/28, Pool # 442329.........     2,746,299
  2,616,855  7.500%, 10/01/29, Pool # 252874.........     2,621,762
                                                       ------------
                                                         21,241,216
                                                       ------------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION - 5.74%
    957,234  7.000%, 10/15/23, Pool # 345894.........       939,286
  1,156,402  6.500%, 03/15/26, Pool # 422527.........     1,105,440
  1,085,958  7.000%, 06/15/27, Pool # 780584.........     1,066,270
  1,670,413  6.500%, 09/20/27, Pool # 002482.........     1,589,498
  1,040,954  7.500%, 07/15/28, Pool # 464709.........     1,044,201
  1,954,933  7.000%, 03/15/29, Pool # 505567.........     1,918,278
                                                       ------------
                                                          7,662,973
                                                       ------------
             U.S. TREASURY BONDS - 8.62%
  2,000,000  7.500%, 05/15/02........................     2,075,280
  2,500,000  7.125%, 02/15/23........................     2,695,275
  3,000,000  6.250%, 08/15/23........................     2,934,270
   ,000,000  6.000%, 02/15/26........................     3,792,400
                                                       ------------
                                                         11,497,225
                                                       ------------
             U.S. TREASURY NOTES - 13.40%
  2,500,000  7.125%, 02/29/00........................     2,515,650
  3,500,000  6.375%, 08/15/02........................     3,544,450
  4,000,000  5.750%, 08/15/03........................     3,970,120
  1,750,000  7.250%, 05/15/04........................     1,833,598
  2,000,000  6.500%, 05/15/05........................     2,037,040
  4,000,000  6.125%, 08/15/07........................     3,983,640
                                                       ------------
                                                         17,884,498
                                                       ------------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS.............................    72,473,580
                                                       ------------
                (Cost $75,274,581)
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
CORPORATE NOTES AND BONDS - 31.58%
             ENERGY - 3.13%
$ 1,500,000  Ashland, Inc. 6.625%, 02/15/08..........  $  1,426,875
  1,300,000  CMS Energy Corp 7.625%, 11/15/04........     1,256,125
  1,500,000  Williams Co., Inc. 5.950%, 02/15/00
               (A)...................................     1,500,000
                                                       ------------
                                                          4,183,000
                                                       ------------
             FINANCE - 9.85%
  2,000,000  Advanta Corp., MTN 7.000%, 05/01/01.....     1,875,000
  1,700,000  Chelsea GCA Realty Partnership, REIT
               7.250%, 10/21/07......................     1,576,750
  1,000,000  Continental Corp. 7.250%, 03/01/03......       990,000
  1,250,000  Duke Capital Corp. 7.250%, 10/01/04.....     1,259,375
    500,000  DVI, Inc., Senior Notes 9.875%,
               02/01/04..............................       487,500
    500,000  HSBC America Capital I 7.808%, 12/15/26
               (A)...................................       458,750
  2,000,000  HSBC America Capital II 8.380%, 05/15/27
               (A)...................................     1,932,500
  1,500,000  Metropolitan Life Insurance Co. 6.300%,
               11/01/03 (A)..........................     1,447,500
  1,520,000  Pacific Mutual Life Insurance Co.
               7.900%, 12/30/23 (A)..................     1,552,300
  1,500,000  Prudential Insurance Co. of America
               8.300%, 07/01/25 (A)..................     1,561,710
                                                       ------------
                                                         13,141,385
                                                       ------------
             FOOD AND BEVERAGE - 1.63%
  2,250,000  Nabisco, Inc. 6.850%, 06/15/05..........     2,174,062
                                                       ------------
             HEALTHCARE SERVICES - 3.84%
  1,000,000  Columbia Healthcare Corp. 6.125%,
               12/15/00..............................       973,750
  2,000,000  HealthSouth Corp., Senior Notes 6.875%,
               06/15/05..............................     1,767,500
  1,850,000  Omnicare, Inc. 5.000, 12/01/07..........     1,179,375
  1,500,000  Tenet Healthcare Corp. 6.000%,
               12/01/05..............................     1,198,125
                                                       ------------
                                                          5,118,750
                                                       ------------
             METALS & MINING - 1.59%
  2,200,000  Lukens, Inc. 7.625%, 08/01/04...........     2,123,000
                                                       ------------
             PRINTING AND PUBLISHING - 0.71%
  1,000,000  News America Holdings 7.750%,
               01/20/24..............................       942,500
                                                       ------------
             RETAIL - 2.39%
  2,375,000  Kmart Corp., Debenture 7.950%,
               02/01/23..............................     2,122,656
  2,000,000  Pep Boys - Manny, Moe & Jack 3.031%,
               09/20/11 (B)..........................     1,072,500
                                                       ------------
                                                          3,195,156
                                                       ------------
             TECHNOLOGY - 2.89%
  2,000,000  Motorola, Inc. 6.500%, 11/15/28.........     1,757,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  36

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             TECHNOLOGY (CONTINUED)
$ 2,500,000  Thermo Electron Corp. Subordinated
               Debenture 4.250%, 01/01/03 (A)........  $  2,100,000
                                                       ------------
                                                          3,857,500
                                                       ------------
             TELECOMMUNICATIONS - 1.91%
  2,750,000  AT&T Corp. 6.000%, 03/15/09.............     2,547,187
                                                       ------------
             TRANSPORTATION - 1.49%
  2,000,000  American Airlines, Inc. 6.855%,
               04/15/09..............................     1,985,180
                                                       ------------
             UTILITIES - 2.15%
  1,500,000  Gulf States Utilities, First Mortgage,
               Series A 8.250%, 04/01/04.............     1,546,875
  1,800,000  Niagara Mohawk Power Series F, Senior
               Notes 8.500%, 07/01/10................     1,316,250
                                                       ------------
                                                          2,863,125
                                                       ------------
             TOTAL CORPORATE NOTES AND BONDS.........    42,130,845
                                                       ------------
                (Cost $43,343,556)
YANKEE BONDS - 4.11%
    500,000  Chilgener S.A. Yankee (Chile) 6.500%,
               01/15/06..............................       438,750
  1,000,000  Petroliam Nasional Berhad 7.625%,
               10/15/26 (A)..........................       855,000
  2,734,415  Province of Mendoza Collateral Oil
               Royalty Note 10.000%, 07/25/02 (A)....     2,713,908
  1,500,000  Skandinaviska Enskilda, Subordinated
               Notes 5.656%, 03/29/49 (A)............     1,470,000
                                                       ------------
             TOTAL YANKEE BONDS......................     5,477,658
                                                       ------------
                (Cost $5,304,588)
NON-AGENCY/CMO MORTGAGE SECURITIES - 3.41%
  1,000,000  First Union - Lehnman Brothers, CMO
               Series 1997-C2, Class A2 6.600%,
               05/18/07..............................       978,750
  1,500,000  GE Capital Mortgage Services, Inc., CMO,
               REMIC Series 1998-9, Class A15
               6.500%, 06/25/28 (C)..................     1,489,350
    875,000  Midland Realty Acceptance Corp., CMO
               Series 1996-C001, Class A2 7.475%,
               08/25/28 (C)..........................       887,236
   ,250,000  Morgan (J.P.) Commercial Mortgage
               Finance Corp. Series 1997-C7,
               Class A2, CMO 6.507%, 10/15/35 (C)....     1,188,086
                                                       ------------
             TOTAL NON-AGENCY/CMO MORTGAGE
             SECURITIES..............................     4,543,422
                                                       ------------
                (Cost $4,641,307)
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----

ASSET-BACKED SECURITIES - 1.86%
$ 2,500,000  Chemical Master Credit Card Trust I
               Series 1996-1, Class A 5.550%,
               09/15/03..............................  $  2,484,575
                                                       ------------
             TOTAL ASSET-BACKED SECURITIES...........     2,484,575
                                                       ------------
                (Cost $2,455,286)
REPURCHASE AGREEMENT - 2.41%
  3,217,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $3,218,314
               (Collateralized by U.S. Treasury Note
               5.625% due 12/31/02; Total Par
               $3,261,000)...........................     3,217,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............     3,217,000
                                                       ------------
                (Cost 3,217,000)
TOTAL INVESTMENTS - 97.69%...........................   130,327,080
                                                       ------------
   (Cost $134,236,318)*
NET OTHER ASSETS AND LIABILITIES - 2.31%.............     3,081,075
                                                       ------------
NET ASSETS - 100.00%.................................  $133,408,155
                                                       ============

------------------------------------------------

  *  Aggregate cost for Federal income tax purposes is $134,302,975.


Gross unrealized appreciation.....................  $   661,492
Gross unrealized depreciation.....................   (4,637,387)
                                                    -----------
Net unrealized appreciation.......................  $(3,975,895)
                                                    ===========

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $15,591,668 or 11.69% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's (S&P) credit ratings are used in the absense of a rating by Moody's Investors, Inc.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit

             PORTFOLIO COMPOSITION (MOODY'S RATINGS)
     Repurchase Agreement...................................    2%
     U.S. Government Obligations............................   33%
     U.S. Government Agency Obligations.....................   22%
     Corporate Notes and Bonds:
     Aaa....................................................    5%
     Aa.....................................................    2%
     A......................................................   10%
     Baa....................................................   15%
     Ba.....................................................    7%
     B......................................................    2%
     NR.....................................................    2%
                                                              ---
                                                              100%
                                                              ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 37

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                       MARKET
PAR VALUE                                               VALUE
---------                                               -----
MUNICIPAL SECURITIES - 96.76%
           ALASKA - 1.53%
$280,000   Anchorage, Alaska, G.O. 5.000%,
             07/01/13..............................  $   262,676
                                                     -----------
           ARIZONA - 5.62%
 300,000   Phoenix, Series 1999, G.O. 5.250%,
             07/01/12..............................      296,292
 450,000   Salt River Project Electric System
             Revenue Refunding, Series A 5.500%,
             01/01/05..............................      464,765
 200,000   Tucson, Arizona Water Revenue 5.400%,
             07/01/05..............................      205,932
                                                     -----------
                                                         966,989
                                                     -----------
           CALIFORNIA - 2.06%
 350,000   San Francisco City & County Airports
             Revenue Series-23A 5.500%, 05/01/10
             Insured: FGIC.........................      355,159
                                                     -----------
           FLORIDA - 5.30%
 265,000   Dade County, Florida State School
             District, G.O. 5.000%, 07/15/02
             Insured: MBIA.........................      269,378
 250,000   Hillsborough County, G.O. 5.000%,
             07/01/11 Insured: MBIA................      242,775
 200,000   Manatee County Pollution Control Revenue
             Florida Power & Light Co. Project
             3.500%, 09/01/24 (A)..................      200,000
 200,000   St. Lucie County Pollution Control
             Revenue Florida Power & Light Co.
             Project 3.500%, 01/01/26 (A)..........      200,000
                                                     -----------
                                                         912,153
                                                     -----------
           GEORGIA - 4.74%
 330,000   Atlanta Water and Waste Revenue
             Series A 5.000%, 11/01/09 Insured:
             FGIC..................................      325,281
 250,000   State of Georgia, Series A, G.O. 6.100%,
             03/01/05..............................      266,472
 200,000   State of Georgia, Series D, G.O. 6.700%,
             08/01/09..............................      225,236
                                                     -----------
                                                         816,989
                                                     -----------
           ILLINOIS - 4.43%
 200,000   Chicago Emergency Telephone System, G.O.
             5.250%, 01/01/12 Insured: FGIC........      193,000
 250,000   Cook County, Illinois, Series A, G.O.
             5.000%, 11/15/15 Insured: FGIC........      224,107
 350,000   State of Illinois, G.O. 5.000%,
             03/01/08..............................      345,870
                                                     -----------
                                                         762,977
                                                     -----------
           KENTUCKY - 2.10%
 350,000   Kentucky State Turnpike Authority
             Economic Development Revenue 5.700%,
             01/01/03..............................      360,853
                                                     -----------
                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           MICHIGAN - 4.71%
$300,000   Clarkston Community Schools 5.000%,
             05/01/06 Insured: AMBAC...............  $   301,404
 250,000   Michigan State Trunk Line, Series A
             5.500%, 11/01/16......................      242,353
 260,000   Utica Community Schools 5.375%, 05/01/04
             Insured: FGIC.........................      267,103
                                                     -----------
                                                         810,860
                                                     -----------
           MINNESOTA - 3.87%
 245,000   Minneapolis & St. Paul Housing Finance
             Board Revenue 5.050%, 11/01/07 (B)....      240,389
 250,000   Minneapolis & St. Paul Metropolitan
             Airport Revenue, Series B 5.250%,
             01/01/15 Insured: AMBAC...............      231,825
 200,000   Shakopee Independent School District,
             G.O. 4.500%, 02/01/06.................      194,828
                                                     -----------
                                                         667,042
                                                     -----------
           MISSISSIPPI - 2.12%
 350,000   State of Mississippi, Series I 5.750%,
             11/01/09 (B)..........................      365,285
                                                     -----------
           NEBRASKA - 3.69%
 200,000   American Public Energy Agency Revenue,
             Series A 4.250%, 06/01/06 Insured:
             AMBAC.................................      188,600
 250,000   American Public Energy Agency Revenue,
             Series C 4.300%, 03/01/11 Insured:
             AMBAC.................................      219,995
 250,000   Nebraska Public Power District Revenue,
             Series A 5.000%, 01/01/15 Insured:
             MBIA..................................      227,277
                                                     -----------
                                                         635,872
                                                     -----------
           NEVADA - 3.80%
 350,000   Clark County, Nevada School District,
             G.O. 6.400%, 06/15/06 Insured: FGIC...      380,485
 300,000   State of Nevada, G.O. Real Property
             Corp. Certificates 4.375%, 07/01/09...      273,975
                                                     -----------
                                                         654,460
                                                     -----------
           NEW HAMPSHIRE - 1.39%
 250,000   New Hampshire State Housing Finance
             Authority Single Family Revenue,
             Series B 4.850%, 07/01/08.............      238,975
                                                     -----------
           NEW JERSEY - 3.53%
 250,000   State of New Jersey, G.O. 5.000%,
             02/01/06..............................      252,722

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  38

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           NEW JERSEY (CONTINUED)
$350,000   State of New Jersey Transportation Trust
             Fund Revenue, Series A Escrowed to
             Maturity 5.200%, 12/15/00 Insured:
             AMBAC.................................  $   355,289
                                                     -----------
                                                         608,011
                                                     -----------
           NEW YORK - 5.79%
 300,000   Municipal Assistance Corporation for NYC
             Revenue, Series O 5.250%, 07/01/08....      302,787
 250,000   New York, Series F, G.O. 4.300%,
             08/01/08..............................      227,195
 250,000   New York City Municipal Water Finance
             Authority Revenue, Series A 5.000%,
             06/15/27..............................      212,383
 250,000   New York State Dormitory Authority
             Revenue, Series C 5.100%, 05/15/03....      253,835
                                                     -----------
                                                         996,200
                                                     -----------
           NORTH CAROLINA - 1.57%
 300,000   Durham, G.O. 4.700%, 04/01/14...........      270,948
                                                     -----------
           OHIO - 2.64%
 250,000   Ohio State Highway Capital Improvement,
             Series C, G.O. 5.000%, 05/01/07.......      251,320
 200,000   Ohio State Public Facilities Commission
             (Higher Education), Series II-A
             5.200%, 05/01/01 Insured: AMBAC.......      202,902
                                                     -----------
                                                         454,222
                                                     -----------
           PENNSYLVANIA - 1.21%
 215,000   Pennsylvania Housing Finance Agency
             Single Family Mortgage, Series 47
             5.000%, 10/01/09......................      208,692
                                                     -----------
           PUERTO RICO - 2.49%
 400,000   Commonwealth of Puerto Rico Series A,
             G.O. 6.500%, 07/01/03 Insured: MBIA...      428,376
                                                     -----------
           TENNESSEE - 3.02%
 270,000   Johnson City Water and Sewer, G.O.
             5.250%, 06/01/10 Insured: FGIC........      269,879
 250,000   Memphis, G.O. General Improvement,
             Series B 5.250%, 10/01/10.............      250,092
                                                     -----------
                                                         519,971
                                                     -----------
           TEXAS - 6.70%
 245,000   Denton Independent School District
             Refunding, G.O. 5.000%, 02/15/12......      233,191
                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           TEXAS (CONTINUED)
$200,000   Humble Independent School District
             Refunding, G.O. 5.500%, 02/15/10......  $   203,046
 250,000   Lubbock, G.O. 4.550%, 02/15/12..........      224,427
 280,000   Lubbock Independent School District
             Refunding, G.O. 5.000%, 02/15/09......      277,009
 210,000   Tarrant County Health Facilities
             Development Corp. Health System
             Revenue, Series A 5.500%, 02/15/05
             Insured: MBIA.........................      215,158
                                                     -----------
                                                       1,152,831
                                                     -----------
           UTAH - 5.69%
 300,000   Intermountain Power Agency Power Supply
             Revenue 6.250%, 07/01/07 Insured:
             FSA...................................      322,344
 350,000   Tooele County, Utah Hazardous Waste
             Treatment Revenue 5.700%, 11/01/26....      305,204
 350,000   Utah State Building Ownership Authority
             Lease Revenue, Series A State
             Facilities Master Lease PG-C 5.500%,
             05/15/11 Insured: FSA.................      352,520
                                                     -----------
                                                         980,068
                                                     -----------
           VIRGINIA - 4.56%
 300,000   Newport News, Series B, G.O. 4.750%,
             03/01/11..............................      282,510
 250,000   Virginia State Housing Development
             Authority Commonwealth Mortgage
             Series H 4.750%, 07/01/07.............      241,253
 250,000   Virginia State Public School Authority
             Revenue 5.500%, 08/01/03..............      261,780
                                                     -----------
                                                         785,543
                                                     -----------
           WASHINGTON - 6.81%
 475,000   King County, Series A, G.O. 5.800%,
             01/01/04..............................      494,641
 350,000   Seattle, Series B, G.O. 5.000%,
             12/01/06..............................      351,330
 320,000   State of Washington, G.O. Motor Vehicle
             Fuel, Series R-93C 5.375%,
             09/01/07..............................      326,954
                                                     -----------
                                                       1,172,925
                                                     -----------
           WISCONSIN - 7.39%
 250,000   Fond Du Lac School District, G.O.
             4.500%, 04/01/08 Insured: FGIC........      234,842
 500,000   Green Bay, Series A, G.O. 5.100%,
             04/01/00..............................      502,660

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 39

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           WISCONSIN (CONTINUED)
$250,000   State of Wisconsin, Series A, G.O.
             5.750%, 05/01/04......................  $   260,908
 300,000   Wisconsin Housing & Economic Development
             Authority Home Ownership Revenue
             Series A 5.375%, 09/01/17.............      274,332
                                                     -----------
                                                       1,272,742
                                                     -----------
           TOTAL MUNICIPAL SECURITIES..............   16,660,819
                                                     -----------
              (Cost $17,258,888)

SHARES
------
INVESTMENT COMPANIES - 3.94%
 272,001   Goldman Sachs Tax Exempt Fund...........      272,001
 407,766   Provident Money Market..................      407,766
                                                     -----------
           TOTAL INVESTMENT COMPANIES..............      679,767
                                                     -----------
              (Cost $679,767)
TOTAL INVESTMENTS - 100.70%........................   17,340,586
                                                     -----------
   (Cost $17,938,655)*
LIABILITIES NET OF CASH AND OTHER ASSETS
- (0.70)%..........................................     (121,291)
                                                     -----------
NET ASSETS - 100.00%...............................  $17,219,295
                                                     ===========

-------------------------------------------------

  *  Aggregate cost for Federal income tax purposes is $17,938,655.


Gross unrealized appreciation.....................  $    125,279
Gross unrealized depreciation.....................      (723,348)
                                                    ------------
Net unrealized depreciation.......................  $   (598,069)
                                                    ============

(A) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 1999.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
AMBAC American Municipal Board Assurance Corp.
FGIC Federal Guaranty Insurance Corp.
FSA  Fund Services Associates
G.O. General Obligation
MBIA Municipal Bond Insurance Corporation

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies..............................    4%
Corporate Notes and Bonds:
Aaa...............................................   43%
Aa................................................   44%
A.................................................    7%
Baa...............................................    2%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  40

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
COMMERCIAL PAPER - 85.03%
$ 5,600,000  AON Corp. 5.420%, 11/01/99 (A)..........  $  5,600,000
  7,000,000  Sears Roebuck Acceptance Corp. 5.352%,
               11/01/99..............................     7,000,000
  4,000,000  Toyota Motor Credit Corp. 5.280%,
               11/01/99 (A)..........................     4,000,000
  6,000,000  American Express Credit Corp. 5.313%,
               11/02/99..............................     6,000,000
 11,584,000  AON Corp. 5.400%, 11/02/99 (A)..........    11,582,262
  5,000,000  Chevron USA, Inc. 5.321%, 11/02/99......     5,000,000
  6,000,000  CIT Group Holdings 5.311%, 11/03/99.....     6,000,000
  5,000,000  Exxon Credit Corp. 5.284%, 11/03/99.....     5,000,000
  5,000,000  Toyota Motor Credit Corp. 5.280%,
               11/03/99 (A)..........................     4,998,533
  7,000,000  Albertson, Inc. 5.290%, 11/04/99 (A)....     6,996,914
  5,000,000  Associates First Capital Corp. 5.344%,
               11/04/99..............................     5,000,000
  5,800,000  Hertz Corp. 5.332%, 11/04/99............     5,800,000
  4,000,000  American Express Credit Corp. 5.275%,
               11/05/99..............................     4,000,000
  6,300,000  Heller Financial, Inc. 5.395%,
               11/05/99..............................     6,300,000
  6,800,000  Hertz Corp. 5.294%, 11/05/99............     6,800,000
  7,500,000  Associates First Capital Corp. 5.336%,
               11/08/99..............................     7,500,000
  5,000,000  Norwest Financial, Inc. 5.278%,
               11/08/99..............................     5,000,000
  9,000,000  Eaton Corp. 5.370%, 11/09/99 (A)........     8,989,260
  6,000,000  Norwest Financial, Inc. 5.317%,
               11/09/99..............................     6,000,000
  4,900,000  American Express Credit Corp. 5.251%,
               11/10/99..............................     4,900,000
  7,500,000  Daimler Chrysler North American Holdings
               5.327%, 11/12/99......................     7,500,000
  8,000,000  Eaton Corp. 5.370%, 11/12/99 (A)........     7,986,873
  6,100,000  Heller Financial, Inc. 5.422%,
               11/15/99..............................     6,100,000
  7,000,000  Toyota Motor Credit Corp. 5.280%,
               11/15/99 (A)..........................     6,985,627
  7,000,000  American General Finance 5.331%,
               11/16/99..............................     7,000,000
  4,900,000  Associates Corp. of North America
               5.256%, 11/16/99......................     4,900,000
  5,400,000  GTE Corp. 5.330%, 11/17/99 (A)..........     5,387,208
  5,000,000  Norwest Financial, Inc. 5.285%,
               11/17/99..............................     5,000,000
  7,000,000  General Electric Capital Corp. 5.356%,
               11/18/99..............................     7,000,000
  5,200,000  GTE Corp. 5.350%, 11/18/99 (A)..........     5,186,863
  4,000,000  Baxter International, Inc. 5.330%,
               11/19/99 (A)..........................     3,989,340
  5,200,000  Hertz Corp. 5.335%, 11/19/99............     5,200,000
                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
$ 6,000,000  Baxter International, Inc. 5.320%,
               11/22/99 (A)..........................  $  5,981,380
  8,000,000  Sears Roebuck Acceptance Corp. 5.356%,
               11/23/99..............................     8,000,000
  6,900,000  CIT Group Holdings 5.303%, 11/24/99.....     6,900,000
  6,600,000  General Motors Acceptance Corp. 5.360%,
               11/24/99..............................     6,600,000
  6,000,000  General Motors Acceptance Corp. 5.318%,
               12/01/99..............................     6,000,000
  6,000,000  American General Finance 5.329%,
               12/02/99..............................     6,000,000
 10,000,000  Household Finance Corp. 5.415%,
               01/04/00..............................    10,000,000
  6,000,000  Ford Motor Credit Corp. 5.416%,
               01/05/00..............................     6,000,000
  5,500,000  Ford Motor Credit Corp. 5.995%,
               01/06/00..............................     5,500,000
  6,000,000  Ford Motor Credit Corp. 5.988%,
               01/07/00..............................     6,000,000
  4,400,000  Prudential Funding Corp. 5.937%,
               01/10/00..............................     4,400,000
  9,000,000  General Electric Capital Corp. 5.924%,
               01/18/00..............................     9,000,000
  5,300,000  Daimler Chrysler North American Holdings
               6.049%, 01/19/00......................     5,300,000
  4,600,000  Heller Financial, Inc. 6.100%,
               01/19/00..............................     4,600,000
                                                       ------------
             TOTAL COMMERCIAL PAPER..................   284,984,260
                                                       ------------
                (Cost $284,984,260)

CERTIFICATES OF DEPOSITS - 8.06%
  7,000,000  Canadian Imperial Bank 5.310%,
               11/10/99..............................     7,000,000
  5,000,000  Toronto Dominion Bank, Yankee 5.330%,
               12/27/99..............................     5,000,000
  5,000,000  Toronto Dominion Bank, Yankee 5.330%,
               12/28/99..............................     5,000,000
  4,000,000  Canadian Imperial Bank 5.400%,
               12/29/99..............................     4,000,000
  6,000,000  Canadian Imperial Bank 5.390%,
               12/30/99..............................     6,000,000
                                                       ------------
             TOTAL CERTIFICATES OF DEPOSITS..........    27,000,000
                                                       ------------
                (Cost $27,000,000)

GIC WITHIN FUNDING AGREEMENT - 2.98%
 10,000,000  Allstate Life Funding Agreement GIC
               5.451%, 12/01/99......................    10,000,000
                                                       ------------
             TOTAL GIC WITHIN FUNDING AGREEMENT......    10,000,000
                                                       ------------
                (Cost $10,000,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 41

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
U.S. GOVERNMENT OBLIGATIONS - 2.96% (A)
             U.S. TREASURY BILLS - 2.96%
$ 5,000,000  4.720%, 01/06/00........................  $  4,956,825
  5,000,000  4.710%, 01/13/00........................     4,952,145
                                                       ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS.......     9,908,970
                                                       ------------
                (Cost $9,908,970)

REPURCHASE AGREEMENT - 0.36%
  1,196,000  Bank One 5.050%, dated 10/29/99 to be
               repurchased on 11/01/99 at $1,196,503
               (Collateralized by U.S. Treasury Note
               5.625%, due 04/30/99; Total Par
               $1,186,000)...........................     1,196,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............     1,196,000
                                                       ------------
                (Cost $1,196,000)
TOTAL INVESTMENTS - 99.39%...........................   333,089,230
                                                       ------------
   (Cost $333,089,230)*
NET OTHER ASSETS AND LIABILITIES - 0.61%.............     2,050,985
                                                       ------------
NET ASSETS - 100.00%.................................  $335,140,215
                                                       ============

------------------------------------------------

(A)  Annualized yield at time of purchase.
  * At October 31, 1999, cost is identical for book and Federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  42

                      This page intentionally left blank.

                                                                            - 43

ALLEGHANY FUNDS
----------------------------------

                                                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

                             ALLEGHANY/MONTAG    ALLEGHANY/CHICAGO
                            & CALDWELL GROWTH     TRUST GROWTH &    ALLEGHANY/CHICAGO
                                   FUND             INCOME FUND     TRUST TALON FUND
                           --------------------  -----------------  -----------------
ASSETS:
Investments:
      Investments at
        cost.............    $  2,268,053,537     $  257,704,050      $  15,820,271
      Repurchase
        agreements.......                  --         37,861,000                 --
      Net unrealized
        appreciation
        (depreciation)...         672,502,986        193,742,849          1,455,044
                             ----------------     --------------      -------------
      Total investments
        at value.........       2,940,556,523        489,307,899         17,275,315
Cash.....................                  --                633                 --
Foreign currency (cost
  $65,793 and
  $147,204)..............                  --                 --                 --
Receivables:
      Dividends and
        interest.........           1,964,940            101,275              2,354
      Dividends
        reclaim..........                  --                 --                 --
      Fund shares sold...           4,211,445          1,567,681            169,120
      Investments and
        foreign currency
        sold.............          44,691,489                 --          1,142,174
Deferred organization
  costs..................                  --                 --                 --
Other assets.............               4,034             36,796                 25
                             ----------------     --------------      -------------
        Total assets.....       2,991,428,431        491,014,284         18,588,988
                             ----------------     --------------      -------------

LIABILITIES:
Payables:
      Bank overdraft.....                  --                 --                 --
      Investments and
        foreign currency
        purchased........           3,686,384                 --            940,552
      Fund shares
        redeemed.........           3,058,945            457,514                 --
      Due to Adviser,
        net..............           1,571,830            278,293              8,796
      Distribution fee...               1,039                 --             24,885
      Trustees fees......              10,830              1,609                 60
Accrued expenses and
  other payables.........             630,826             88,086             28,657
Forward currency
  contracts..............                  --                 --                 --
                             ----------------     --------------      -------------
        Total
          liabilities....           8,959,854            825,502          1,002,950
                             ----------------     --------------      -------------
NET ASSETS...............    $  2,982,468,577     $  490,188,782      $  17,586,038
                             ================     ==============      =============

NET ASSETS CONSIST OF:
  Capital paid-in........    $  2,161,208,216     $  260,397,998      $  15,935,746
  Accumulated
    undistributed net
    investment income....                  --                 --                 --
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........         148,757,375         36,047,935            195,248
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currency.....         672,502,986        193,742,849          1,455,044
                             ----------------     --------------      -------------
    TOTAL NET ASSETS.....    $  2,982,468,577     $  490,188,782      $  17,586,038
                             ================     ==============      =============
CLASS N:
  Net Assets.............    $  1,612,795,648     $  490,188,782      $  17,586,038
  Shares of beneficial
    interest
    outstanding..........          48,657,984         17,687,623          1,307,041
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $          33.15     $        27.71      $       13.45
                             ================     ==============      =============
CLASS I:
  Net Assets.............    $  1,369,672,929                N/A                N/A
  Shares of beneficial
    interest
    outstanding..........          40,935,807                N/A                N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $          33.46                N/A                N/A
                             ================     ==============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 44

                           ALLEGHANY/CHICAGO                          ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                            TRUST SMALL CAP     ALLEGHANY/VEREDUS        INTERNATIONAL        EMERGING MARKETS
                              VALUE FUND      AGGRESSIVE GROWTH FUND     DEVELOPED FUND             FUND
                           -----------------  ----------------------  --------------------  --------------------
ASSETS:
Investments:
      Investments at
        cost.............    $  43,590,064        $  44,518,433          $   85,659,040        $   16,490,076
      Repurchase
        agreements.......          162,000            3,120,553                      --                    --
      Net unrealized
        appreciation
        (depreciation)...       (1,847,764)          10,445,303              14,318,209               960,873
                             -------------        -------------          --------------        --------------
      Total investments
        at value.........       41,904,300           58,084,289              99,977,249            17,450,949
Cash.....................              258              340,988                 926,305                    --
Foreign currency (cost
  $65,793 and
  $147,204)..............               --                   --                  65,427               147,200
Receivables:
      Dividends and
        interest.........           12,019                1,801                 149,607                19,115
      Dividends
        reclaim..........               --                   --                 119,703                    --
      Fund shares sold...          436,451              303,902               4,757,202             1,028,034
      Investments and
        foreign currency
        sold.............          312,536              859,987                 473,917               101,607
Deferred organization
  costs..................               --               17,635                      --                    --
Other assets.............           34,599               12,234                      --                   883
                             -------------        -------------          --------------        --------------
        Total assets.....       42,700,163           59,620,836             106,469,410            18,747,788
                             -------------        -------------          --------------        --------------

LIABILITIES:
Payables:
      Bank overdraft.....               --                   --                      --                59,290
      Investments and
        foreign currency
        purchased........           87,650            2,194,626               1,717,381               347,455
      Fund shares
        redeemed.........           81,154               88,277                  46,915                    63
      Due to Adviser,
        net..............           30,530               35,390                  68,664                 3,793
      Distribution fee...            1,866                5,012                   1,325                   341
      Trustees fees......              155                  225                     363                    60
Accrued expenses and
  other payables.........           20,544               15,732                  51,205                28,077
Forward currency
  contracts..............               --                   --                     191                   537
                             -------------        -------------          --------------        --------------
        Total
          liabilities....          221,899            2,339,262               1,886,044               439,616
                             -------------        -------------          --------------        --------------
NET ASSETS...............    $  42,478,264        $  57,281,574          $  104,583,366        $   18,308,172
                             =============        =============          ==============        ==============

NET ASSETS CONSIST OF:
  Capital paid-in........    $  45,463,872        $  38,858,914          $   80,998,994        $   34,859,992
  Accumulated
    undistributed net
    investment income....          146,540                   --                 717,458                45,132
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........       (1,284,384)           7,977,357               8,545,089           (17,546,101)
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currency.....       (1,847,764)          10,445,303              14,321,825               949,149
                             -------------        -------------          --------------        --------------
    TOTAL NET ASSETS.....    $  42,478,264        $  57,281,574          $  104,583,366        $   18,308,172
                             =============        =============          ==============        ==============
CLASS N:
  Net Assets.............    $  42,478,264        $  57,281,574          $    7,516,003        $    1,728,989
  Shares of beneficial
    interest
    outstanding..........        4,624,913            3,449,915                 562,018               160,832
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $        9.18        $       16.60          $        13.37        $        10.75
                             =============        =============          ==============        ==============
CLASS I:
  Net Assets.............              N/A                  N/A          $   97,067,363        $   16,579,183
  Shares of beneficial
    interest
    outstanding..........              N/A                  N/A               7,242,933             1,536,876
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........              N/A                  N/A          $        13.40        $        10.79
                             =============        =============          ==============        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 45

ALLEGHANY FUNDS
----------------------------------

                                                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED

                              ALLEGHANY/MONTAG
                            & CALDWELL BALANCED     ALLEGHANY/CHICAGO
                                    FUND           TRUST BALANCED FUND
                           ----------------------  -------------------
ASSETS:
Investments:
      Investments at
        cost.............      $  210,367,417        $  200,628,996
      Repurchase
        agreements.......           6,533,000            15,920,000
      Net unrealized
        appreciation
        (depreciation)...          33,059,120            75,652,092
                               --------------        --------------
      Total investments
        at value.........         249,959,537           292,201,088
Cash.....................                  --                    70
Receivables:
      Dividends and
        interest.........           1,746,104             1,459,404
      Fund shares sold...             163,190               282,448
      Investments and
        foreign currency
        sold.............           2,865,918               919,859
      Due from Adviser,
        net..............                  --                    --
Deferred organization
  costs..................                  --                 1,232
Other assets.............                 335                12,676
                               --------------        --------------
        Total assets.....         254,735,084           294,876,777
                               --------------        --------------

LIABILITIES:
Payables:
      Bank overdraft.....                 105                    --
      Dividend
        distribution.....                  --                    --
      Investments and
        foreign currency
        purchased........           2,572,986                    --
      Fund shares
        redeemed.........             734,016                87,240
      Due to Adviser,
        net..............             152,920               171,540
      Distribution fee...                 268               111,323
      Trustees fees......                 921                 1,088
Accrued expenses and
  other payables.........              81,819                79,569
                               --------------        --------------
        Total
          liabilities....           3,543,035               450,760
                               --------------        --------------
NET ASSETS...............      $  251,192,049        $  294,426,017
                               ==============        ==============

NET ASSETS CONSIST OF:
  Capital paid-in........      $  205,520,227        $  209,582,560
  Accumulated
    undistributed net
    investment income
    (loss)...............             660,478               976,162
  Accumulated net
    realized gain (loss)
    on investments.......          11,952,224             8,215,203
  Net unrealized
    appreciation
    (depreciation) on
    investments..........          33,059,120            75,652,092
                               --------------        --------------
    TOTAL NET ASSETS.....      $  251,192,049        $  294,426,017
                               ==============        ==============
CLASS N:
  Net Assets.............      $  160,285,898        $  294,426,017
  Shares of beneficial
    interest
    outstanding..........           8,256,854            22,580,601
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........      $        19.41        $        13.04
                               ==============        ==============
CLASS I:
  Net Assets.............      $   90,906,151                   N/A
  Shares of beneficial
    interest
    outstanding..........           4,681,242                   N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........      $        19.42                   N/A
                               ==============        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 46

                                              ALLEGHANY/CHICAGO  ALLEGHANY/CHICAGO
                           ALLEGHANY/CHICAGO   TRUST MUNICIPAL   TRUST MONEY MARKET
                            TRUST BOND FUND       BOND FUND             FUND
                           -----------------  -----------------  ------------------
ASSETS:
Investments:
      Investments at
        cost.............   $  131,019,318      $  17,938,655      $  331,893,230
      Repurchase
        agreements.......        3,217,000                 --           1,196,000
      Net unrealized
        appreciation
        (depreciation)...       (3,909,238)          (598,069)                 --
                            --------------      -------------      --------------
      Total investments
        at value.........      130,327,080         17,340,586         333,089,230
Cash.....................                9                218                  --
Receivables:
      Dividends and
        interest.........        1,800,576            268,851             802,732
      Fund shares sold...          337,936                 --           2,740,828
      Investments and
        foreign currency
        sold.............        1,137,894                 --                  --
      Due from Adviser,
        net..............               --              6,615                  --
Deferred organization
  costs..................               --                 --                  --
Other assets.............            4,081              1,207                 486
                            --------------      -------------      --------------
        Total assets.....      133,607,576         17,617,477         336,633,276
                            --------------      -------------      --------------

LIABILITIES:
Payables:
      Bank overdraft.....               --                 --               1,594
      Dividend
        distribution.....               --                 --           1,233,893
      Investments and
        foreign currency
        purchased........               --            365,985                  --
      Fund shares
        redeemed.........           75,592                 --              71,831
      Due to Adviser,
        net..............           46,104                 --             116,442
      Distribution fee...           51,867             10,027                  --
      Trustees fees......              419                 66               1,386
Accrued expenses and
  other payables.........           25,439             22,104              67,915
                            --------------      -------------      --------------
        Total
          liabilities....          199,421            398,182           1,493,061
                            --------------      -------------      --------------
NET ASSETS...............   $  133,408,155      $  17,219,295      $  335,140,215
                            ==============      =============      ==============

NET ASSETS CONSIST OF:
  Capital paid-in........   $  137,342,122      $  17,789,668      $  335,140,215
  Accumulated
    undistributed net
    investment income
    (loss)...............          426,916             37,926                  --
  Accumulated net
    realized gain (loss)
    on investments.......         (451,645)           (10,230)                 --
  Net unrealized
    appreciation
    (depreciation) on
    investments..........       (3,909,238)          (598,069)                 --
                            --------------      -------------      --------------
    TOTAL NET ASSETS.....   $  133,408,155      $  17,219,295      $  335,140,215
                            ==============      =============      ==============
CLASS N:
  Net Assets.............   $  133,408,155      $  17,219,295      $  335,140,215
  Shares of beneficial
    interest
    outstanding..........       13,736,815          1,769,602         335,140,215
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........   $         9.71      $        9.73      $         1.00
                            ==============      =============      ==============
CLASS I:
  Net Assets.............              N/A                N/A                 N/A
  Shares of beneficial
    interest
    outstanding..........              N/A                N/A                 N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........              N/A                N/A                 N/A
                            ==============      =============      ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 47

ALLEGHANY FUNDS
----------------------------------

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS


                           ALLEGHANY/MONTAG   ALLEGHANY/CHICAGO                     ALLEGHANY/CHICAGO
                           & CALDWELL GROWTH   TRUST GROWTH &    ALLEGHANY/CHICAGO   TRUST SMALL CAP
                                 FUND            INCOME FUND     TRUST TALON FUND     VALUE FUND(A)
                           -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
    Dividends............   $   21,191,768     $    2,764,146       $  151,058        $     537,235
    Less foreign taxes...               --                 --               --                   --
    Interest.............          951,078            991,694           54,238              147,182
                            --------------     --------------       ----------        -------------
      Total investment
        income...........       22,142,846          3,755,840          205,296              684,417
                            --------------     --------------       ----------        -------------
EXPENSES:
    Investment advisory
      fees...............       16,451,953          3,230,163          164,312              358,830
    Distribution
      expenses...........        3,422,774          1,153,630           51,347               89,624
    Transfer agent
      fees...............          807,503            134,004           28,606               21,807
    Administration
      fees...............        1,357,663            254,852           13,011               22,122
    Registration
      expenses...........          272,249             32,220           12,589               25,944
    Custodian fees.......           26,479             20,599           13,613               15,544
    Professional fees....           58,465             23,363           16,108               15,310
    Amortization of
      organization
      costs..............            3,338                577            2,944                   --
    Reports to
      shareholder
      expense............          179,369             32,811            2,092                2,921
    Trustees fees........           72,973             12,729              665                  998
    Other expenses.......          129,543              2,704            2,461                1,465
                            --------------     --------------       ----------        -------------
      Total operating
        expenses.........       22,782,309          4,897,652          307,748              554,565
                            --------------     --------------       ----------        -------------
      Expenses
     waived/reimbursed...               --                 --          (40,814)             (52,755)
                            --------------     --------------       ----------        -------------
      Net operating
        expenses.........       22,782,309          4,897,652          266,934              501,810

                            --------------     --------------       ----------        -------------
    Bank charges.........               --                 --               --                   --
                            --------------     --------------       ----------        -------------
      Net expenses.......       22,782,309          4,897,652          266,934              501,810
                            --------------     --------------       ----------        -------------
NET INVESTMENT INCOME
  (LOSS).................         (639,463)        (1,141,812)         (61,638)             182,607
                            --------------     --------------       ----------        -------------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........      148,878,688         36,048,190          567,265           (1,284,384)
    Net realized gain on
      futures
      contracts..........               --                 --               --                   --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......               --                 --               --                   --
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........      416,154,751         69,358,356          187,313           (1,847,764)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........               --                 --               --                   --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...               --                 --               --                   --
                            --------------     --------------       ----------        -------------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........      565,033,439        105,406,546          754,578           (3,132,148)
                            --------------     --------------       ----------        -------------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........   $  564,393,976     $  104,264,734       $  692,940        $  (2,949,541)
                            ==============     ==============       ==========        =============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.
(b) Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate investment portfolios (the "Predecessor Funds") of PIMCO Funds. Effective April 30, 1999, the Predecessor Funds were reorganized as new portfolios of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 48

                                                   ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                                                      INTERNATIONAL         INTERNATIONAL        EMERGING MARKETS
                                                      DEVELOPED FUND        DEVELOPED FUND             FUND
                             ALLEGHANY/VEREDUS       SIX MONTHS ENDED      TEN MONTHS ENDED      SIX MONTHS ENDED
                           AGGRESSIVE GROWTH FUND  OCTOBER 31, 1999(B)    APRIL 30, 1999(B)    OCTOBER 31, 1999(B)
                           ----------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
    Dividends............      $      17,042           $  1,394,237          $  1,181,911           $  233,553
    Less foreign taxes...                 --               (165,999)             (150,859)             (11,120)
    Interest.............            146,038                 17,573               187,723               12,597
                               -------------           ------------          ------------           ----------
      Total investment
        income...........            163,080              1,245,811             1,218,775              235,030
                               -------------           ------------          ------------           ----------
EXPENSES:
    Investment advisory
      fees...............            312,271                439,792               611,052               78,010
    Distribution
      expenses...........             73,576                  9,005                82,795                2,233
    Transfer agent
      fees...............             21,538                  9,648                    --                4,248
    Administration
      fees...............             18,568                 40,755               522,631               17,137
    Registration
      expenses...........             19,838                 12,500                    --               11,000
    Custodian fees.......             12,778                 64,399                    --               38,819
    Professional fees....             15,160                 16,884                    --               16,157
    Amortization of
      organization
      costs..............              5,108                     --                    --                   --
    Reports to
      shareholder
      expense............              2,458                  5,170                    --                  917
    Trustees fees........              3,889                  1,748                 9,489                  309
    Other expenses.......              1,327                  7,827                46,231                  829
                               -------------           ------------          ------------           ----------
      Total operating
        expenses.........            486,511                607,728             1,272,198              169,659
                               -------------           ------------          ------------           ----------
      Expenses
     waived/reimbursed...            (52,934)               (29,647)                   --              (43,536)
                               -------------           ------------          ------------           ----------
      Net operating
        expenses.........            433,577                578,081             1,272,198              126,123
                               -------------           ------------          ------------           ----------
    Bank charges.........                 --                 27,103                    --                7,229
                               -------------           ------------          ------------           ----------
      Net expenses.......            433,577                605,184             1,272,198              133,352
                               -------------           ------------          ------------           ----------
NET INVESTMENT INCOME
  (LOSS).................           (270,497)               640,627               (53,423)             101,678
                               -------------           ------------          ------------           ----------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........          9,807,382              8,564,739            14,045,047              430,553
    Net realized gain on
      futures
      contracts..........                 --                     --               311,306                   --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......                 --                 81,307            (1,149,976)             (55,545)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........         10,248,334             (3,669,570)           (9,468,547)              71,758
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........                 --                     --              (117,229)                  --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...                 --                 13,316               324,491                9,196
                               -------------           ------------          ------------           ----------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........         20,055,716              4,989,792             3,945,092              455,962
                               -------------           ------------          ------------           ----------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........      $  19,785,219           $  5,630,419          $  3,891,669           $  557,640
                               =============           ============          ============           ==========

                           ALLEGHANY/BLAIRLOGIE
                             EMERGING MARKETS
                                   FUND
                             TEN MONTHS ENDED
                            APRIL 30, 1999(B)
                           --------------------
INVESTMENT INCOME:
    Dividends............      $   436,911
    Less foreign taxes...          (48,876)
    Interest.............           34,267
                               -----------
      Total investment
        income...........          422,302
                               -----------
EXPENSES:
    Investment advisory
      fees...............          151,716
    Distribution
      expenses...........           11,205
    Transfer agent
      fees...............               --
    Administration
      fees...............           91,107
    Registration
      expenses...........               --
    Custodian fees.......               --
    Professional fees....               --
    Amortization of
      organization
      costs..............               --
    Reports to
      shareholder
      expense............               --
    Trustees fees........            1,739
    Other expenses.......           12,773
                               -----------
      Total operating
        expenses.........          268,540
                               -----------
      Expenses
     waived/reimbursed...               --
                               -----------
      Net operating
        expenses.........          268,540
                               -----------
    Bank charges.........               --
                               -----------
      Net expenses.......          268,540
                               -----------
NET INVESTMENT INCOME
  (LOSS).................          153,762
                               -----------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........       (4,719,790)
    Net realized gain on
      futures
      contracts..........               --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......          (68,780)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........        3,734,773
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........               --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...              392
                               -----------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       (1,053,405)
                               -----------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........      $  (899,643)
                               ===========

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.
(b) Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate investment portfolios (the "Predecessor Funds") of PIMCO Funds. Effective April 30, 1999, the Predecessor Funds were reorganized as new portfolios of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 49

ALLEGHANY FUNDS
----------------------------------

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS -- CONTINUED

                           ALLEGHANY/MONTAG &
                           CALDWELL BALANCED    ALLEGHANY/CHICAGO
                                  FUND         TRUST BALANCED FUND
                           ------------------  -------------------
INVESTMENT INCOME:
    Dividends............    $   1,086,711        $     978,084
    Interest.............        4,570,459            7,507,338
                             -------------        -------------
      Total investment
        income...........        5,657,170            8,485,422
                             -------------        -------------

EXPENSES:
    Investment advisory
      fees...............        1,585,840            1,861,258
    Distribution
      expenses...........          390,864              664,735
    Transfer agent
      fees...............           61,360               24,096
    Administration
      fees...............          122,384              157,773
    Registration
      expenses...........           47,617               30,011
    Custodian fees.......           22,132               24,116
    Professional fees....           20,566               20,385
    Amortization of
      organization
      costs..............            3,337                1,402
    Reports to
      shareholder
      expense............           12,703               13,654
    Trustees fees........            5,526                7,107
    Other expenses.......            4,866                6,233
                             -------------        -------------
      Total expenses.....        2,277,195            2,810,770
                             -------------        -------------
      Expenses
     waived/reimbursed...               --                   --
                             -------------        -------------
      Net expenses.......        2,277,195            2,810,770
                             -------------        -------------

NET INVESTMENT INCOME
  (LOSS).................        3,379,975            5,674,652
                             -------------        -------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........       12,323,201            8,203,023
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........       15,541,127           25,535,665
                             -------------        -------------

    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       27,864,328           33,738,688
                             -------------        -------------

    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........    $  31,244,303        $  39,413,340
                             =============        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 50

                                              ALLEGHANY/CHICAGO  ALLEGHANY/CHICAGO
                           ALLEGHANY/CHICAGO   TRUST MUNICIPAL   TRUST MONEY MARKET
                            TRUST BOND FUND       BOND FUND             FUND
                           -----------------  -----------------  ------------------
INVESTMENT INCOME:
    Dividends............    $          --      $          --      $          --
    Interest.............       10,459,376            738,625         15,623,979
                             -------------      -------------      -------------
      Total investment
        income...........       10,459,376            738,625         15,623,979
                             -------------      -------------      -------------

EXPENSES:
    Investment advisory
      fees...............          840,813             95,352          1,215,190
    Distribution
      expenses...........          382,188             15,892                 --
    Transfer agent
      fees...............           25,314             17,875             38,908
    Administration
      fees...............           93,681             15,839            167,945
    Registration
      expenses...........           19,628             12,340             31,259
    Custodian fees.......           22,849             10,894             22,680
    Professional fees....           19,037             16,418             21,180
    Amortization of
      organization
      costs..............              577                577                577
    Reports to
      shareholder
      expense............            6,990                860             15,659
    Trustees fees........            3,699                502              8,441
    Other expenses.......            8,305              4,023             21,311
                             -------------      -------------      -------------
      Total expenses.....        1,423,081            190,572          1,543,150
                             -------------      -------------      -------------
      Expenses
     waived/reimbursed...         (199,795)          (174,679)                --
                             -------------      -------------      -------------
      Net expenses.......        1,223,286             15,893          1,543,150
                             -------------      -------------      -------------

NET INVESTMENT INCOME
  (LOSS).................        9,236,090            722,732         14,080,829
                             -------------      -------------      -------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........         (446,987)            24,495                 --
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........       (7,370,531)        (1,093,220)                --
                             -------------      -------------      -------------

    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       (7,817,518)        (1,068,725)                --
                             -------------      -------------      -------------

    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........    $   1,418,572      $    (345,993)     $  14,080,829
                             =============      =============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 51

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                    ALLEGHANY/MONTAG                 ALLEGHANY/CHICAGO
                                   & CALDWELL GROWTH                   TRUST GROWTH &
                                          FUND                          INCOME FUND
                           ----------------------------------  ------------------------------
                                YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                 1999              1998             1999            1998
                           ----------------  ----------------  --------------  --------------
NET ASSETS AT BEGINNING
  OF PERIOD..............  $  1,742,778,507  $    748,418,166  $  367,666,442  $  274,607,907
                           ----------------  ----------------  --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............          (639,463)       (1,422,104)     (1,141,812)       (347,447)
  Net realized gain
    (loss) on investments
    sold.................       148,878,688        63,978,484      36,048,190      23,413,427
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities..........       416,154,751       109,207,399      69,358,356      47,348,240
                           ----------------  ----------------  --------------  --------------
  Net increase (decrease)
    in net assets from
    operations...........       564,393,976       171,763,779     104,264,734      70,414,220
                           ----------------  ----------------  --------------  --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............                --                --              --         (23,963)
  Net realized gain on
    investments:
    Class N..............       (35,583,495)       (4,750,066)    (23,278,710)    (19,283,609)
    Class I..............       (28,418,102)       (2,772,360)             --              --
  Return of Capital
    Class N..............                --                --              --         (30,652)
                           ----------------  ----------------  --------------  --------------
    Total
      distributions......       (64,001,597)       (7,522,426)    (23,278,710)    (19,338,224)
                           ----------------  ----------------  --------------  --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............     1,051,011,357       735,037,158     184,622,120      84,420,291
    Class I..............       953,960,617       510,661,778              --              --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............        33,017,124         4,476,035      22,904,776      19,000,003
    Class I..............        25,234,975         2,260,596              --              --
  Cost of shares
    repurchased:
    Class N..............      (751,465,775)     (318,089,688)   (165,990,580)    (61,437,755)
    Class I..............      (572,460,607)     (104,226,891)             --              --
                           ----------------  ----------------  --------------  --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       739,297,691       830,118,988      41,536,316      41,982,539
                           ----------------  ----------------  --------------  --------------
      Total increase
        (decrease) in net
        assets...........     1,239,690,070       994,360,341     122,522,340      93,058,535
                           ----------------  ----------------  --------------  --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................  $  2,982,468,577  $  1,742,778,507  $  490,188,782  $  367,666,442
                           ================  ================  ==============  ==============
(A) Undistributed net
  investment income......  $             --  $             --  $           --  $           --
                           ================  ================  ==============  ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................        33,562,499        28,902,833       7,050,057       3,911,120
    Issued to
      shareholders in
      reinvestment of
      distributions......         1,195,841           198,582       1,005,045       1,006,991
    Repurchased..........       (24,010,343)      (12,333,539)     (6,314,269)     (2,888,977)
  Class I:
    Sold.................        30,617,406        19,881,332              --              --
    Issued to
      shareholders in
      reinvestment of
      distributions......           903,059            99,938              --              --
    Repurchased..........       (18,295,778)       (4,087,111)             --              --
                           ----------------  ----------------  --------------  --------------
      Net increase
        (decrease) in
        shares
        outstanding......        23,972,684        32,662,035       1,740,833       2,029,134
                           ================  ================  ==============  ==============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.
(b) Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 52

                                                         ALLEGHANY/CHICAGO
                                ALLEGHANY/CHICAGO         TRUST SMALL CAP        ALLEGHANY/VEREDUS
                                 TRUST TALON FUND          VALUE FUND(A)     AGGRESSIVE GROWTH FUND(B)
                           ----------------------------  -----------------  ----------------------------
                             YEARS ENDED OCTOBER 31,       PERIOD ENDED       YEARS ENDED OCTOBER 31,
                               1999           1998       OCTOBER 31, 1999       1999           1998
                           -------------  -------------  -----------------  -------------  -------------
NET ASSETS AT BEGINNING
  OF PERIOD..............  $  22,727,692  $  28,459,583    $          10    $  12,673,539  $          --
                           -------------  -------------    -------------    -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............        (61,638)       129,406          182,607         (270,497)          (483)
  Net realized gain
    (loss) on investments
    sold.................        567,265       (152,152)      (1,284,384)       9,807,382     (1,575,341)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities..........        187,313     (2,860,775)      (1,847,764)      10,248,334        196,969
                           -------------  -------------    -------------    -------------  -------------
  Net increase (decrease)
    in net assets from
    operations...........        692,940     (2,883,521)      (2,949,541)      19,785,219     (1,378,855)
                           -------------  -------------    -------------    -------------  -------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............         (8,361)      (163,813)         (36,178)              --             --
  Net realized gain on
    investments:
    Class N..............             --     (4,653,292)              --               --             --
    Class I..............             --             --               --               --             --
  Return of Capital
    Class N..............             --             --               --               --             --
                           -------------  -------------    -------------    -------------  -------------
    Total
      distributions......         (8,361)    (4,817,105)         (36,178)              --             --
                           -------------  -------------    -------------    -------------  -------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............      2,333,613      6,908,329       52,641,474       34,532,762     14,223,208
    Class I..............             --             --               --               --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............          8,053      4,757,368           36,171               --             --
    Class I..............             --             --               --               --             --
  Cost of shares
    repurchased:
    Class N..............     (8,167,899)    (9,696,962)      (7,213,672)      (9,709,946)      (170,814)
    Class I..............             --             --               --               --
                           -------------  -------------    -------------    -------------  -------------
      Net increase
        (decrease) from
        capital share
        transactions.....     (5,826,233)     1,968,735       45,463,973       24,822,816     14,052,394
                           -------------  -------------    -------------    -------------  -------------
      Total increase
        (decrease) in net
        assets...........     (5,141,654)    (5,731,891)      42,478,254       44,608,035     12,673,539
                           -------------  -------------    -------------    -------------  -------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................  $  17,586,038  $  22,727,692    $  42,478,264    $  57,281,574  $  12,673,539
                           =============  =============    =============    =============  =============
(A) Undistributed net
  investment income......  $          --  $       3,805    $     146,540    $          --  $          --
                           =============  =============    =============    =============  =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................        166,866        451,934        5,361,902        2,693,561      1,490,149
    Issued to
      shareholders in
      reinvestment of
      distributions......            603        318,839            3,661               --             --
    Repurchased..........       (587,080)      (661,255)        (740,651)        (713,478)       (20,317)
  Class I:
    Sold.................             --             --               --               --             --
    Issued to
      shareholders in
      reinvestment of
      distributions......             --             --               --               --             --
    Repurchased..........             --             --               --               --             --
                           -------------  -------------    -------------    -------------  -------------
      Net increase
        (decrease) in
        shares
        outstanding......       (419,611)       109,518        4,624,912        1,980,083      1,469,832
                           =============  =============    =============    =============  =============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.
(b) Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 53

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED

                                                      ALLEGHANY/
                                               BLAIRLOGIE INTERNATIONAL
                                                    DEVELOPED FUND
                           -----------------------------------------------------------------
                                                       TEN MONTHS
                           SIX MONTHS ENDED              ENDED                 YEAR ENDED
                           OCTOBER 31, 1999        APRIL 30, 1999(A)         JUNE 30, 1998
                           -----------------  ----------------------------  ----------------
NET ASSETS AT BEGINNING
  OF PERIOD..............   $  106,362,307           $  138,750,570          $  100,313,146
                            --------------           --------------          --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income
  (loss).................          640,627                  (53,423)              1,253,862
  Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........        8,646,046               13,206,377               1,677,879
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities
    denominated in
    foreign currency.....       (3,656,254)              (9,261,285)             16,311,500
                            --------------           --------------          --------------
  Net increase (decrease)
    in net assets from
    operations...........        5,630,419                3,891,669              19,243,241
                            --------------           --------------          --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               --                       --                 (37,910)
    Class I..............               --                 (461,778)               (833,712)
  Net realized gain on
    investments:
    Class N..............               --                 (948,765)               (384,865)
    Class I..............               --              (12,721,855)             (4,187,682)
  Return of Capital
    Class N..............               --                       --                      --
    Class I..............               --                       --                      --
                            --------------           --------------          --------------
    Total
      distributions......               --              (14,132,398)             (5,444,169)
                            --------------           --------------          --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............        4,019,607              112,028,851              72,268,195
    Class I..............       59,579,527               88,175,722              66,711,810
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               --                  808,014                 382,709
    Class I..............               --               12,916,908               4,241,759
  Cost of shares
    repurchased:
    Class N..............       (2,225,372)            (123,609,614)            (64,166,601)
    Class I..............      (68,783,122)            (112,467,415)            (54,799,520)
                            --------------           --------------          --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       (7,409,360)             (22,147,534)             24,638,352
                            --------------           --------------          --------------
      Total increase
        (decrease) in net
        assets...........       (1,778,941)             (32,388,263)             38,437,424
                            --------------           --------------          --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................   $  104,583,366           $  106,362,307          $  138,750,570
                            ==============           ==============          ==============
(A) Undistributed
  (distribution in excess
  of) net investment
  income (loss)..........   $      717,458           $       (4,476)         $      456,779
                            ==============           ==============          ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................          322,638                8,379,342               5,291,704
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                   62,711                  32,851
    Repurchased..........         (176,179)              (9,182,886)             (4,642,525)
  Class I:
    Sold.................        4,694,010                6,455,344               5,096,974
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                1,009,365                 366,765
    Repurchased..........       (5,409,299)              (8,037,843)             (4,102,996)
                            --------------           --------------          --------------
      Net increase
        (decrease) in
        shares
        outstanding......         (568,830)              (1,313,967)              2,042,773
                            ==============           ==============          ==============

---------------------------------------------------------

(a) Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund stub audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(b) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 54

                                                 ALLEGHANY/                                   ALLEGHANY/
                                             BLAIRLOGIE EMERGING                          MONTAG & CALDWELL
                                                MARKETS FUND                               BALANCED FUND(B)
                           -------------------------------------------------------  ------------------------------
                           SIX MONTHS ENDED    TEN MONTHS ENDED      YEAR ENDED        YEARS ENDED OCTOBER 31,
                           OCTOBER 31, 1999   APRIL 30, 1999(A)    JUNE 30, 1998         1999            1998
                           -----------------  ------------------  ----------------  --------------  --------------
NET ASSETS AT BEGINNING
  OF PERIOD..............    $  19,004,118       $  27,569,318     $  55,175,256    $  158,398,348  $   82,719,053
                             -------------       -------------     -------------    --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income
  (loss).................          101,678             153,762           195,456         3,379,975       2,167,560
  Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........          375,008          (4,788,570)       (3,044,479)       12,323,201       8,565,876
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities
    denominated in
    foreign currency.....           80,954           3,735,165       (10,784,766)       15,541,127       5,973,930
                             -------------       -------------     -------------    --------------  --------------
  Net increase (decrease)
    in net assets from
    operations...........          557,640            (899,643)      (13,633,789)       31,244,303      16,707,366
                             -------------       -------------     -------------    --------------  --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               --              (1,704)               --        (2,253,523)     (2,001,366)
    Class I..............               --             (81,016)               --          (817,375)             --
  Net realized gain on
    investments:
    Class N..............               --                  --                --        (8,904,043)     (2,095,351)
    Class I..............               --                  --                --                --              --
  Return of Capital
    Class N..............               --                (549)               --                --              --
    Class I..............               --             (26,128)               --                --              --
                             -------------       -------------     -------------    --------------  --------------
    Total
      distributions......               --            (109,397)               --       (11,974,941)     (4,096,717)
                             -------------       -------------     -------------    --------------  --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............        1,167,427           4,825,690         5,950,664        76,418,226     101,273,482
    Class I..............        4,964,104          23,834,837        23,186,970        97,458,628              --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               --               4,501                --        11,005,944       3,950,066
    Class I..............               --              93,520                --           817,440              --
  Cost of shares
    repurchased:
    Class N..............         (421,986)         (6,805,094)       (4,095,422)     (101,572,790)    (42,154,902)
    Class I..............       (6,963,131)        (29,509,614)      (39,014,361)      (10,603,109)             --
                             -------------       -------------     -------------    --------------  --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       (1,253,586)         (7,556,160)      (13,972,149)       73,524,339      63,068,646
                             -------------       -------------     -------------    --------------  --------------
      Total increase
        (decrease) in net
        assets...........         (695,946)         (8,565,200)      (27,605,938)       92,793,701      75,679,295
                             -------------       -------------     -------------    --------------  --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................    $  18,308,172       $  19,004,118     $  27,569,318    $  251,192,049  $  158,398,348
                             =============       =============     =============    ==============  ==============
(A) Undistributed
  (distribution in excess
  of) net investment
  income (loss)..........    $      45,132       $      (1,001)    $      (3,263)   $      660,478  $      351,445
                             =============       =============     =============    ==============  ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................          108,246             561,023           497,628         4,064,233       6,029,088
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                 159                --           621,725         244,553
    Repurchased..........          (39,603)           (795,208)         (346,442)       (5,426,672)     (2,443,871)
  Class I:
    Sold.................          454,687           2,801,577         1,946,376         5,199,224              --
    Issued to
      shareholders in
      reinvestment of
      distributions......               --              10,113                --            43,055              --
    Repurchased..........         (647,362)         (3,463,865)       (3,340,803)         (561,037)             --
                             -------------       -------------     -------------    --------------  --------------
      Net increase
        (decrease) in
        shares
        outstanding......         (124,032)           (886,201)       (1,243,241)        3,940,528       3,829,770
                             =============       =============     =============    ==============  ==============

---------------------------------------------------------

(a) Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund stub audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(b) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 55

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED

                                                 ALLEGHANY/                                          ALLEGHANY/
                                                CHICAGO TRUST                                      CHICAGO TRUST
                                                BALANCED FUND                                        BOND FUND
                           -------------------------------------------------------
--------------------------------------------
                                           YEARS ENDED OCTOBER 31,                            YEARS ENDED OCTOBER 31,
                                         1999                        1998                   1999
1998
                           --------------------------------  ---------------------  ---------------------
---------------------
NET ASSETS AT BEGINNING
  OF PERIOD..............           $  219,361,542              $  187,993,337         $  160,561,220         $
120,532,177
                                    --------------              --------------         --------------
--------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............                5,674,652                   4,770,524              9,236,090
8,011,478
  Net realized gain
    (loss) on investments
    sold.................                8,203,023                  13,005,184               (446,987)
720,844
  Net change in
    unrealized
    appreciation
    (depreciation) in
    investments and
    assets and
    liabilities..........               25,535,665                  16,518,248             (7,370,531)
629,065
                                    --------------              --------------         --------------
--------------
  Net increase (decrease)
    in net assets from
    operations...........               39,413,340                  34,293,956              1,418,572
9,361,387
                                    --------------              --------------         --------------
--------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               (5,364,029)                 (4,710,584)            (9,226,493)
(8,038,190)
  Net realized gain on
    investments:
    Class N..............              (13,010,618)                (11,401,639)
(708,779)                    --
                                    --------------              --------------         --------------
--------------
    Total
      distributions......              (18,374,647)                (16,112,223)            (9,935,272)
(8,038,190)
                                    --------------              --------------         --------------
--------------

CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............              100,719,712                  36,882,800             46,629,918
75,297,016
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               18,361,299                  16,106,383              8,833,465
6,689,047
  Cost of shares
    repurchased:
    Class N..............              (65,055,229)                (39,802,711)           (74,099,748)
(43,280,217)
                                    --------------              --------------         --------------
--------------
      Net increase
        (decrease) from
        capital share
        transactions.....               54,025,782                  13,186,472            (18,636,365)
38,705,846
                                    --------------              --------------         --------------
--------------
      Total increase
        (decrease) in net
        assets...........               75,064,475                  31,368,205            (27,153,065)
40,029,043
                                    --------------              --------------         --------------
--------------
NET ASSETS AT END OF
  PERIOD (INCLUDING
  LINE A)................           $  294,426,017              $  219,361,542         $  133,408,155         $
160,561,220
                                    ==============              ==============         ==============
==============
(A) Undistributed net
  investment income......           $      976,162              $      693,191         $      426,916         $
412,661
                                    ==============              ==============         ==============
==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................                7,946,222                   3,317,900              4,672,863
7,333,221
    Issued to
      shareholders in
      reinvestment of
      distributions......                1,540,005                   1,398,337                869,864
656,919
    Repurchased..........               (5,135,906)                 (3,485,565)            (7,442,578)
(4,247,776)
                                    --------------              --------------         --------------
--------------
      Net increase
        (decrease) in
        shares
        outstanding......                4,350,321                   1,230,672             (1,899,851)
3,742,364
                                    ==============              ==============         ==============
==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 56

                                                 ALLEGHANY/                                           ALLEGHANY/
                                                CHICAGO TRUST                                       CHICAGO TRUST
                                             MUNICIPAL BOND FUND                                  MONEY MARKET FUND
                           -------------------------------------------------------
----------------------------------------------
                                           YEARS ENDED OCTOBER 31,                             YEARS ENDED OCTOBER
31,
                                         1999                        1998                    1999
1998
                           --------------------------------  ---------------------  ----------------------
----------------------
NET ASSETS AT BEGINNING
  OF PERIOD..............           $  13,209,908                $  12,379,208          $  281,389,294          $
238,551,474
                                    -------------                -------------          --------------
--------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............                 722,732                      560,590              14,080,829
13,160,425
  Net realized gain
    (loss) on investments
    sold.................                  24,495                       56,385
--                      --
  Net change in
    unrealized
    appreciation
    (depreciation) in
    investments and
    assets and
    liabilities..........              (1,093,220)                     175,662
--                      --
                                    -------------                -------------          --------------
--------------
  Net increase (decrease)
    in net assets from
    operations...........                (345,993)                     792,637              14,080,829
13,160,425
                                    -------------                -------------          --------------
--------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............                (711,409)                    (561,443)            (14,080,829)
(13,160,425)
  Net realized gain on
    investments:
    Class N..............                      --                           --
--                      --
                                    -------------                -------------          --------------
--------------
    Total
      distributions......                (711,409)                    (561,443)            (14,080,829)
(13,160,425)
                                    -------------                -------------          --------------
--------------

CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............               7,470,973                   10,749,139           1,295,225,039
720,702,583
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............                 126,534                       42,390
1,813,603                 816,231
  Cost of shares
    repurchased:
    Class N..............              (2,530,718)                 (10,192,023)         (1,243,287,721)
(678,680,994)
                                    -------------                -------------          --------------
--------------
      Net increase
        (decrease) from
        capital share
        transactions.....               5,066,789                      599,506              53,750,921
42,837,820
                                    -------------                -------------          --------------
--------------
      Total increase
        (decrease) in net
        assets...........               4,009,387                      830,700              53,750,921
42,837,820
                                    -------------                -------------          --------------
--------------
NET ASSETS AT END OF
  PERIOD (INCLUDING
  LINE A)................           $  17,219,295                $  13,209,908          $  335,140,215          $
281,389,294
                                    =============                =============          ==============
==============
(A) Undistributed net
  investment income......           $      37,926                $      26,603          $           --
$           --
                                    =============                =============          ==============
==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................                 731,430                    1,049,531           1,295,225,039
720,702,583
    Issued to
      shareholders in
      reinvestment of
      distributions......                  12,464                        4,135
1,813,603                 816,231
    Repurchased..........                (249,136)                    (994,156)         (1,243,287,721)
(678,680,994)
                                    -------------                -------------          --------------
--------------
      Net increase
        (decrease) in
        shares
        outstanding......                 494,758                       59,510              53,750,921
42,837,820
                                    =============                =============          ==============
==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 57

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND -- CLASS N              OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND -- CLASS N

                                                 YEAR          YEAR         YEAR         YEAR         PERIOD
                                                ENDED         ENDED         ENDED        ENDED         ENDED
                                               10/31/99      10/31/98     10/31/97     10/31/96     10/31/95(A)
                                              ----------    ----------    ---------    ---------    -----------
Net Asset Value, Beginning of
  Period.............................         $    26.49    $    22.68    $  17.08     $  13.16       $ 10.00
                                              ----------    ----------    --------     --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).....              (0.04)        (0.05)      (0.05)          --          0.02
    Net realized and unrealized gain
      on investments.................               7.64          4.07        5.79         3.93          3.16
                                              ----------    ----------    --------     --------       -------
      Total from investment
        operations...................               7.60          4.02        5.74         3.93          3.18
                                              ----------    ----------    --------     --------       -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income.......                 --            --          --        (0.01)        (0.02)
    Distributions from net realized
      gain on investments............              (0.94)        (0.21)      (0.14)          --            --
                                              ----------    ----------    --------     --------       -------
      Total distributions............              (0.94)        (0.21)      (0.14)       (0.01)        (0.02)
                                              ----------    ----------    --------     --------       -------
Net increase in net asset value......               6.66          3.81        5.60         3.92          3.16
                                              ----------    ----------    --------     --------       -------
Net Asset Value, End of Period.......         $    33.15    $    26.49    $  22.68     $  17.08       $ 13.16
                                              ==========    ==========    ========     ========       =======
TOTAL RETURN(1)......................              29.34%        17.90%      33.82%       29.91%        31.87%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's)...........................         $1,612,796    $1,004,356    $479,557     $166,243       $40,355
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses
      by Adviser(2)..................               1.05%         1.12%       1.24%        1.32%         1.87%
    After reimbursement of expenses
      by Adviser(2)..................               1.05%         1.12%       1.23%        1.28%         1.30%
  Ratios of net investment income
    (loss) to average net assets:
    Before reimbursement of expenses
      by Adviser(2)..................              (0.16)%       (0.22)%     (0.38)%      (0.10)%       (0.36)%
    After reimbursement of expenses
      by Adviser(2)..................              (0.16)%       (0.22)%     (0.37)%      (0.06)%        0.20%
  Portfolio Turnover(1)..............              31.59%        29.81%      18.65%       26.36%        34.46%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a)   Alleghany/Montag & Caldwell Growth Fund - Class N commenced investment operations on November 2, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  58

ALLEGHANY FUNDS
------------------------------

MONTAG & CALDWELL GROWTH FUND -- CLASS I                        OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

MONTAG & CALDWELL GROWTH FUND -- CLASS I

                                   YEAR       YEAR      YEAR          PERIOD
                                  ENDED      ENDED     ENDED           ENDED
                                 10/31/99   10/31/98  10/31/97      10/31/96(A)
                                ----------  --------  --------  -------------------
Net Asset Value, Beginning of
  Period......................  $    26.65  $  22.75  $  17.08        $ 15.59
                                ----------  --------  --------        -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income.....        0.04      0.01        --(b)          0.02
    Net realized and
      unrealized gain on
      investments.............        7.71      4.10      5.81           1.49
                                ----------  --------  --------        -------
      Total from investment
        operations............        7.75      4.11      5.81           1.51
                                ----------  --------  --------        -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income..................          --        --        --          (0.02)
    Distributions from net
      realized gain on
      investments.............       (0.94)    (0.21)    (0.14)            --
                                ----------  --------  --------        -------
      Total distributions.....       (0.94)    (0.21)    (0.14)         (0.02)
                                ----------  --------  --------        -------
Net increase in net asset
  value.......................        6.81      3.90      5.67           1.49
                                ----------  --------  --------        -------
Net Asset Value, End of
  Period......................  $    33.46  $  26.65  $  22.75        $ 17.08
                                ==========  ========  ========        =======
TOTAL RETURN(1)...............       29.78%    18.24%    34.26%          9.67%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
    (in 000's)................  $1,369,673  $738,423  $268,861        $52,407
  Ratios of expenses to
    average net assets:
    Before reimbursement of
      expenses by
      Adviser(2)..............        0.76%     0.85%     0.93%          0.98%
    After reimbursement of
      expenses by
      Adviser(2)..............        0.76%     0.85%     0.93%          0.98%
  Ratios of net investment
    income (loss) to average
    net assets:
    Before reimbursement of
      expenses by
      Adviser(2)..............        0.14%     0.05%    (0.07)%          0.17%
    After reimbursement of
      expenses by
      Adviser(2)..............        0.14%     0.05%    (0.06)%          0.17%
  Portfolio Turnover(1).......       31.59%    29.81%    18.65%         26.36%

---------------------------------------------------------

(1)  Not Annualized.
(2)  Annualized.
(a) Montag & Caldwell Growth Fund - Class I commenced investment operations on June 28, 1996.
(b)  Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 59

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                    10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                    ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period.....           $  23.06     $  19.73     $  16.17     $  12.90     $  10.11
                                                    --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).........              (0.06)       (0.02)        0.08         0.11         0.09
    Net realized and unrealized gain on
      investments........................               6.14         4.73         3.91         3.34         2.79
                                                    --------     --------     --------     --------     --------
      Total from investment operations...               6.08         4.71         3.99         3.45         2.88
                                                    --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of
      net investment income..............                 --        (0.01)       (0.09)       (0.11)       (0.09)
    Distributions from net realized gain
      on investments.....................              (1.43)       (1.37)       (0.34)       (0.07)          --
                                                    --------     --------     --------     --------     --------
      Total distributions................              (1.43)       (1.38)       (0.43)       (0.18)       (0.09)
                                                    --------     --------     --------     --------     --------
Net increase in net asset value..........               4.65         3.33         3.56         3.27         2.79
                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period...........           $  27.71     $  23.06     $  19.73     $  16.17     $  12.90
                                                    ========     ========     ========     ========     ========
TOTAL RETURN.............................              27.71%       25.43%       25.16%       26.98%       28.66%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)...           $490,189     $367,666     $274,608     $205,133     $172,296

  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses by
      Adviser(1).........................               1.06%        1.08%        1.12%        1.15%        1.50%
    After reimbursement of expenses by
      Adviser(1).........................               1.06%        1.08%        1.07%(2)     1.00%        1.09%(3)
  Ratios of net investment income (loss)
    to average net assets:
    Before reimbursement of expenses by
      Adviser(1).........................              (0.25)%      (0.11)%       0.36%        0.62%        0.33%
    After reimbursement of expenses by
      Adviser(1).........................              (0.25)%      (0.11)%       0.41%        0.77%        0.74%
  Portfolio Turnover.....................              28.93%       34.21%       30.58%       25.48%        9.00%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on
                        February 28, 1997.
                  (3)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on
                        September 21, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  60

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST TALON FUND

                                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                        --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period.........           $ 13.16     $ 17.60     $ 14.39     $ 12.07     $ 10.25
                                                        -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).............             (0.05)       0.07        0.11        0.04        0.09
    Net realized and unrealized gain (loss)
      on investments.........................              0.34       (1.59)       4.38        3.01        1.84
                                                        -------     -------     -------     -------     -------
      Total from investment operations.......              0.29       (1.52)       4.49        3.05        1.93
                                                        -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income......................                --(a)    (0.09)      (0.09)      (0.03)      (0.11)
    Distributions from net realized gain on
      investments............................                --       (2.83)      (1.19)      (0.70)         --
                                                        -------     -------     -------     -------     -------
      Total distributions....................                --       (2.92)      (1.28)      (0.73)      (0.11)
                                                        -------     -------     -------     -------     -------
Net increase (decrease) in net asset value...              0.29       (4.44)       3.21        2.32        1.82
                                                        -------     -------     -------     -------     -------
Net Asset Value, End of Period...............           $ 13.45     $ 13.16     $ 17.60     $ 14.39     $ 12.07
                                                        =======     =======     =======     =======     =======
TOTAL RETURN.................................              2.32%     (10.54)%     33.47%      26.51%      18.92%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).......           $17,586     $22,728     $28,460     $17,418     $10,538
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................              1.50%       1.46%       1.67%       1.98%       3.04%
    After reimbursement of expenses by
      Adviser(1).............................              1.30%       1.30%       1.30%       1.30%       1.30%
  Ratios of net investment income (loss) to
    average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             (0.50)%      0.30%       0.34%      (0.38)%     (0.97)%
    After reimbursement of expenses by
      Adviser(1).............................             (0.30)%      0.46%       0.71%       0.30%       0.77%
  Portfolio Turnover.........................            101.44%      78.33%     112.72%     126.83%     229.43%

---------------------------------------------------------

                  (1)   Annualized.
                  (a)   Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 61

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                                         PERIOD
                                                                          ENDED
                                                                       10/31/99(A)
                                                                       -----------
Net Asset Value, Beginning of Period........................             $ 10.00
                                                                         -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................                0.04
    Net realized and unrealized loss on investments.........               (0.85)
                                                                         -------
      Total from investment operations......................               (0.81)
                                                                         -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net investment
     income.................................................               (0.01)
                                                                         -------
      Total distributions...................................               (0.01)
                                                                         -------
Net decrease in net asset value.............................               (0.82)
                                                                         -------
Net Asset Value, End of Period..............................             $  9.18
                                                                         =======
TOTAL RETURN(1).............................................               (8.07)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................             $42,478
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by Adviser(2)..........                1.55%
    After reimbursement of expenses by Adviser(2)...........                1.40%
  Ratios of net investment income to average net assets:
    Before reimbursement of expenses by Adviser(2)..........                0.36%
    After reimbursement of expenses by Adviser(2)...........                0.51%
  Portfolio Turnover(1).....................................              156.55%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  62

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                         YEAR        PERIOD
                                                                        ENDED         ENDED
                                                                       10/31/99    10/31/98(A)
                                                                       --------    -----------
Net Asset Value, Beginning of Period........................           $  8.62       $ 10.00
                                                                       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)............................             (0.08)           --(b)
    Net realized and unrealized gain (loss) on
      investments...........................................              8.06         (1.38)
                                                                       -------       -------
      Total from investment operations......................              7.98         (1.38)
                                                                       -------       -------
Net Asset Value, End of Period..............................           $ 16.60       $  8.62
                                                                       =======       =======
TOTAL RETURN(1).............................................             92.92%       (13.80)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................           $57,282       $12,674
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by Adviser(2)..........              1.58%         1.54%
    After reimbursement of expenses by Adviser(2)...........              1.41%(3)      1.50%
  Ratios of net investment loss to average net assets:
    Before reimbursement of expenses by Adviser(2)..........             (1.05)%       (0.06)%
    After reimbursement of expenses by Adviser(2)...........             (0.88)%       (0.02)%
  Portfolio Turnover(1).....................................            204.26%       111.52%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
                  (a) Alleghany/Veredus Aggressive Growth Fund commenced investment operations on June 30, 1998.
                  (b)   Represents less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 63

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS N    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS N

                                               SIX        TEN                             EIGHT       ELEVEN
                                              MONTHS     MONTHS      YEAR       YEAR      MONTHS      MONTHS
                                              ENDED      ENDED      ENDED      ENDED      ENDED        ENDED
                                             10/31/99   04/30/99   06/30/98   06/30/97   06/30/96   10/31/95(A)
                                             --------   --------   --------   --------   --------   -----------
Net Asset Value, Beginning of
  Period............................          $12.70     $14.30     $13.05     $12.51     $11.73       $11.21
                                              ------     ------     ------     ------     ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)....            0.06      (0.02)      0.17       0.06       0.69         0.02
    Net realized and unrealized gain
      on investments................            0.61       0.16       1.69       1.09       0.72         1.01
                                              ------     ------     ------     ------     ------       ------
      Total from investment
        operations..................            0.67       0.14       1.86       1.15       1.41         1.03
                                              ------     ------     ------     ------     ------       ------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income......              --         --      (0.03)        --      (0.42)       (0.08)
    Distributions from net realized
      gain on investments...........              --      (1.74)     (0.58)     (0.61)     (0.21)       (0.43)
                                              ------     ------     ------     ------     ------       ------
      Total distributions...........              --      (1.74)     (0.61)     (0.61)     (0.63)       (0.51)
                                              ------     ------     ------     ------     ------       ------
Net increase (decrease) in net asset
  value.............................            0.67      (1.60)      1.25       0.54       0.78         0.52
                                              ------     ------     ------     ------     ------       ------
Net Asset Value, End of Period......          $13.37     $12.70     $14.30     $13.05     $12.51       $11.73
                                              ======     ======     ======     ======     ======       ======
TOTAL RETURN(1).....................            5.35%      1.05%     15.33%      9.77%     12.33%        9.61%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's)..........................          $7,516     $5,278(3)  $6,299     $2,302     $5,624       $  675
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses
      by Adviser(2).................            1.41%      1.41%      1.36%      1.38%      1.35%        1.34%
    After reimbursement of expenses
      by Adviser(2).................            1.35%      1.41%      1.36%      1.38%      1.35%        1.34%
  Ratios of net investment income
    (loss) to average net assets:
    Before reimbursement of expenses
      by Adviser(2).................            0.95%     (0.21)%     1.31%      0.52%      1.04%        0.50%
    After reimbursement of expenses
      by Adviser(2).................            1.01%     (0.21)%     1.31%      0.52%      1.04%        0.50%
  Portfolio Turnover(1).............           28.91%     36.00%     60.00%     77.00%     60.00%       58.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3)   Net Assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.
                  (a)   Alleghany/Blairlogie International Developed Fund - Class N
                        commenced investment operations on November 30, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  64

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS I    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS I

                                              SIX          TEN                                 EIGHT
                                             MONTHS      MONTHS        YEAR         YEAR       MONTHS       YEAR
                                             ENDED        ENDED        ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99     06/30/98     06/30/97    06/30/96    10/31/95
                                            --------    ---------    ---------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................         $ 12.70     $  14.32     $  13.12     $ 12.54     $ 11.74     $ 11.86
                                            -------     --------     --------     -------     -------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.08           --         0.16        0.10        0.72        0.10
    Net realized and unrealized
      gain on investments..........            0.62         0.17         1.73        1.09        0.72        0.30
                                            -------     --------     --------     -------     -------     -------
      Total from investment
        operations.................            0.70         0.17         1.89        1.19        1.44        0.40
                                            -------     --------     --------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --        (0.05)       (0.11)         --       (0.43)      (0.09)
    Distributions from net realized
      gain on investments..........              --        (1.74)       (0.58)      (0.61)      (0.21)      (0.43)
                                            -------     --------     --------     -------     -------     -------
      Total distributions..........              --        (1.79)       (0.69)      (0.61)      (0.64)      (0.52)
                                            -------     --------     --------     -------     -------     -------
Net increase (decrease) in net
  asset value......................            0.70        (1.62)        1.20        0.58        0.80       (0.12)
                                            -------     --------     --------     -------     -------     -------
Net Asset Value, End of Period.....         $ 13.40     $  12.70     $  14.32     $ 13.12     $ 12.54     $ 11.74
                                            =======     ========     ========     =======     =======     =======
TOTAL RETURN(1)....................            5.51%        1.31%       15.69%      10.07%      12.54%       3.83%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................         $97,067     $101,084     $122,126     $94,044     $70,207     $63,607
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.16%        1.16%        1.11%       1.13%       1.10%       1.10%
    After reimbursement of expenses
      by Adviser(2)................            1.10%        1.16%        1.11%       1.13%       1.10%       1.10%
  Ratios of net investment income
    to average net assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.20%        0.04%        1.20%       0.85%       0.81%       1.10%
    After reimbursement of expenses
      by Adviser(2)................            1.26%        0.04%        1.20%       0.85%       0.81%       1.10%
  Portfolio Turnover(1)............           28.91%       36.00%       60.00%      77.00%      60.00%      63.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 65

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS N           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS N

                                              SIX         TEN                                EIGHT
                                             MONTHS      MONTHS       YEAR        YEAR       MONTHS       YEAR
                                             ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99    06/30/98    06/30/97    06/30/96    10/31/95
                                            --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................          $10.42      $10.14     $ 13.95      $12.63      $11.24     $ 16.95
                                             ------      ------     -------      ------      ------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.05        0.05        0.09          --        0.02          --
    Net realized and unrealized
      gain (loss) on investments...            0.28        0.23       (3.90)       1.32        1.40       (4.95)
                                             ------      ------     -------      ------      ------     -------
      Total from investment
        operations.................            0.33        0.28       (3.81)       1.32        1.42       (4.95)
                                             ------      ------     -------      ------      ------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --          --          --          --       (0.03)      (0.05)
    Distributions from net realized
      gain on investments..........              --          --          --          --          --       (0.71)
                                             ------      ------     -------      ------      ------     -------
      Total distributions..........              --          --          --          --       (0.03)      (0.76)
                                             ------      ------     -------      ------      ------     -------
Net increase (decrease) in net
  asset value......................            0.33        0.28       (3.81)       1.32        1.39       (5.71)
                                             ------      ------     -------      ------      ------     -------
Net Asset Value, End of Period.....          $10.75      $10.42     $ 10.14      $13.95      $12.63     $ 11.24
                                             ======      ======     =======      ======      ======     =======
TOTAL RETURN(1)....................            3.26%       2.76%     (27.31)%     10.45%      12.70%     (27.96)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................          $1,729      $  961(3)  $ 1,339      $  117      $  368     $   830
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            2.07%       1.68%       1.65%       1.69%       1.61%       1.62%
    After reimbursement of expenses
      by Adviser(2)................            1.60%       1.68%       1.65%       1.69%       1.61%       1.62%
  Ratios of net investment income
    to average net assets:
    Before reimbursement of
      expenses by Adviser(2).......            0.41%       0.69%       0.81%       0.02%       0.18%       0.02%
    After reimbursement of expenses
      by Adviser(2)................            0.88%       0.69%       0.81%       0.02%       0.18%       0.02%
  Portfolio Turnover(1)............           46.93%      38.00%      52.00%      74.00%      74.00%     118.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3)   Net Assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  66

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS I           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS I

                                              SIX         TEN                                EIGHT
                                             MONTHS      MONTHS       YEAR        YEAR       MONTHS       YEAR
                                             ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99    06/30/98    06/30/97    06/30/96    10/31/95
                                            --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................         $ 10.43     $ 10.18     $ 13.96     $ 12.66     $ 11.27     $ 16.53
                                            -------     -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.06        0.06        0.06        0.06        0.03        0.07
    Net realized and unrealized
      gain (loss)..................            0.30        0.23       (3.84)       1.30        1.40       (4.55)
                                            -------     -------     -------     -------     -------     -------
      Total from investment
        operations.................            0.36        0.29       (3.78)       1.36        1.43       (4.48)
                                            -------     -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --       (0.03)         --       (0.06)      (0.04)      (0.06)
    Distributions from net realized
      gain on investments..........              --          --          --          --          --       (0.72)
    Return of capital
      distributions................              --       (0.01)         --          --          --          --
                                            -------     -------     -------     -------     -------     -------
      Total distributions..........              --       (0.04)         --       (0.06)      (0.04)      (0.78)
                                            -------     -------     -------     -------     -------     -------
Net increase (decrease) in net
  asset value......................            0.36        0.25       (3.78)       1.30        1.39       (5.26)
                                            -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period.....         $ 10.79     $ 10.43     $ 10.18     $ 13.96     $ 12.66     $ 11.27
                                            =======     =======     =======     =======     =======     =======
TOTAL RETURN(1)....................            3.45%       2.98%     (27.08)%     10.85%      12.70%     (27.70)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................         $16,579     $18,043     $24,251     $52,703     $80,545     $73,539
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.82%       1.43%       1.39%       1.45%       1.35%       1.35%
    After reimbursement of expenses
      by Adviser(2)................            1.35%       1.43%       1.39%       1.45%       1.35%       1.35%
  Ratios of net investment income
    to average net assets:
  Before reimbursement of expenses
    by Adviser(2)..................            0.66%       0.94%       0.52%       0.45%       0.84%       0.57%
  After reimbursement of expenses
    by Adviser(2)..................            1.13%       0.94%       0.52%       0.45%       0.84%       0.57%
Portfolio Turnover(1)..............           46.93%      38.00%      52.00%      74.00%      74.00%     118.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 67

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

                                                                        CLASS N                               CLASS I
                                               ---------------------------------------------------------
-----------
                                                 YEAR        YEAR        YEAR       YEAR       PERIOD         PERIOD
                                                 ENDED       ENDED      ENDED      ENDED        ENDED          ENDED
                                               10/31/99    10/31/98    10/31/97   10/31/96   10/31/95(A)
10/31/99(B)
                                               ---------   ---------   --------   --------   -----------
-----------
Net Asset Value, Beginning of Period.....      $  17.60    $  16.01    $ 14.29    $ 12.12      $ 10.00        $ 18.36
                                               --------    --------    -------    -------      -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income................          0.29        0.27       0.25       0.27         0.26           0.25
    Net realized and unrealized gain on
      investments........................          2.73        1.97       2.93       2.17         2.09           1.03
                                               --------    --------    -------    -------      -------        -------
      Total from investment operations...          3.02        2.24       3.18       2.44         2.35           1.28
                                               --------    --------    -------    -------      -------        -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of
      net investment income..............         (0.27)      (0.27)     (0.25)     (0.27)       (0.23)
(0.22)
    Distributions from net realized gain
      on investments.....................         (0.94)      (0.38)     (1.21)        --           --             --
                                               --------    --------    -------    -------      -------        -------
    Total distributions..................         (1.21)      (0.65)     (1.46)     (0.27)       (0.23)
(0.22)
                                               --------    --------    -------    -------      -------        -------
Net increase in net asset value..........          1.81        1.59       1.72       2.17         2.12           1.06
                                               --------    --------    -------    -------      -------        -------
Net Asset Value, End of Period...........      $  19.41    $  17.60    $ 16.01    $ 14.29      $ 12.12        $ 19.42
                                               ========    ========    =======    =======      =======        =======
TOTAL RETURN(1)..........................         17.83%      14.46%     24.26%     20.37%       23.75%
6.98%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)...      $160,286    $158,398    $82,719    $31,473      $21,908        $90,906
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses by
      Adviser(2).........................          1.14%       1.18%      1.33%      1.58%        2.50%
0.91%
    After reimbursement of expenses by
      Adviser(2).........................          1.14%       1.18%      1.25%      1.25%        1.25%
0.91%
  Ratios of net investment income to
    average net assets:
    Before reimbursement of expenses by
      Adviser(2).........................          1.54%       1.67%      1.70%      1.83%        1.38%
1.77%
    After reimbursement of expenses by
      Adviser(2).........................          1.54%       1.67%      1.78%      2.16%        2.63%
1.77%
  Portfolio Turnover(1)..................         34.79%      59.02%     28.13%     43.58%       27.33%
34.79%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a) Alleghany/Montag & Caldwell Balanced Fund - Class N commenced investment operations on November 2, 1994.
                  (b) Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  68

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                             YEAR      YEAR      YEAR      YEAR          PERIOD
                            ENDED     ENDED     ENDED     ENDED           ENDED
                           10/31/99  10/31/98  10/31/97  10/31/96      10/31/95(A)
                           --------  --------  --------  --------  -------------------
Net Asset Value,
  Beginning of Period....  $  12.03  $  11.06  $   9.60  $   8.43       $   8.34
                           --------  --------  --------  --------       --------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment
      income.............      0.27      0.27      0.28      0.27           0.03
    Net realized and
      unrealized gain on
      investments........      1.71      1.65      1.60      1.16           0.06
                           --------  --------  --------  --------       --------
      Total from
        investment
        operations.......      1.98      1.92      1.88      1.43           0.09
                           --------  --------  --------  --------       --------
  LESS DISTRIBUTIONS:
    Distributions from
      and in excess of
      net investment
      income.............     (0.26)    (0.27)    (0.28)    (0.26)            --
    Distributions from
      net realized gain
      on investments.....     (0.71)    (0.68)    (0.14)       --
                           --------  --------  --------  --------       --------
      Total
        distributions....     (0.97)    (0.95)    (0.42)    (0.26)            --
                           --------  --------  --------  --------       --------
Net increase in net asset
  value..................      1.01      0.97      1.46      1.17           0.09
                           --------  --------  --------  --------       --------
Net Asset Value, End of
  Period.................  $  13.04  $  12.03  $  11.06  $   9.60       $   8.43
                           ========  ========  ========  ========       ========
TOTAL RETURN(1)..........     17.26%    18.50%    20.10%    17.21%          1.08%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of
    Period (in 000's)....  $294,426  $219,362  $187,993  $156,703       $152,820
  Ratios of expenses to
    average net assets:
    Before reimbursement
      of expenses by
      Adviser(2).........      1.06%     1.08%     1.13%     1.17%          1.19%
    After reimbursement
      of expenses by
      Adviser(2).........      1.06%     1.08%     1.07%(3)     1.00%          1.00%
  Ratios of net
    investment income to
    average net assets:
    Before reimbursement
      of expenses by
      Adviser(2).........      2.13%     2.30%     2.70%     2.79%          2.56%
    After reimbursement
      of expenses by
      Adviser(2).........      2.13%     2.30%     2.76%     2.96%          2.73%
  Portfolio
    Turnover(1)..........     25.05%    40.28%    34.69%    34.29%          0.72%

---------------------------------------------------------

(1)  Not Annualized.
(2)  Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a) Alleghany/Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation Fund)-Class N commenced investment operations on September 21, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 69

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST BOND FUND

                                                        YEAR         YEAR         YEAR         YEAR        YEAR
                                                        ENDED        ENDED        ENDED       ENDED       ENDED
                                                      10/31/99     10/31/98     10/31/97     10/31/96    10/31/95
                                                      ---------    ---------    ---------    --------    --------
Net Asset Value, Beginning of Period.........         $  10.27     $  10.13     $   9.89     $  9.94     $  9.21
                                                      --------     --------     --------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income....................             0.61         0.60         0.61        0.60        0.60
    Net realized and unrealized gain (loss)
      on investments.........................            (0.51)        0.15         0.23       (0.05)       0.73
                                                      --------     --------     --------     -------     -------
      Total from investment operations.......             0.10         0.75         0.84        0.55        1.33
                                                      --------     --------     --------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income......................            (0.61)       (0.61)       (0.60)      (0.60)      (0.60)
    Distributions from net realized gain on
      investments............................            (0.05)          --           --          --          --
                                                      --------     --------     --------     -------     -------
      Total distributions....................            (0.66)       (0.61)       (0.60)      (0.60)      (0.60)
                                                      --------     --------     --------     -------     -------
Net increase (decrease) in net asset value...            (0.56)        0.14         0.24       (0.05)       0.73
                                                      --------     --------     --------     -------     -------
Net Asset Value, End of Period...............         $   9.71     $  10.27     $  10.13     $  9.89     $  9.94
                                                      ========     ========     ========     =======     =======
TOTAL RETURN.................................             1.02%        7.66%        8.84%       5.76%      14.89%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).......         $133,408     $160,561     $120,532     $79,211     $70,490
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             0.93%        0.96%        1.02%       1.10%       1.54%
    After reimbursement of expenses by
      Adviser(1).............................             0.80%        0.80%        0.80%       0.80%       0.80%
  Ratios of net investment income to average
    net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             5.91%        5.79%        6.02%       5.89%       5.78%
    After reimbursement of expenses by
      Adviser(1).............................             6.04%        5.95%        6.24%       6.19%       6.52%
  Portfolio Turnover.........................            49.83%       45.29%       17.76%      41.75%      68.24%

---------------------------------------------------------

                  (1)    Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  70

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                        --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...........         $ 10.36     $ 10.19     $ 10.06     $ 10.08     $  9.56
                                                        -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income......................            0.46        0.44        0.38        0.38        0.35
    Net realized and unrealized gain (loss) on
      investments..............................           (0.63)       0.17        0.12       (0.02)       0.52
                                                        -------     -------     -------     -------     -------
      Total from investment operations.........           (0.17)       0.61        0.50        0.36        0.87
                                                        -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income........................           (0.46)      (0.44)      (0.37)      (0.38)      (0.35)
                                                        -------     -------     -------     -------     -------
      Total distributions......................           (0.46)      (0.44)      (0.37)      (0.38)      (0.35)
                                                        -------     -------     -------     -------     -------
Net increase (decrease) in net asset value.....           (0.63)       0.17        0.13       (0.02)       0.52
                                                        -------     -------     -------     -------     -------
Net Asset Value, End of Period.................         $  9.73     $ 10.36     $ 10.19     $ 10.06     $ 10.08
                                                        =======     =======     =======     =======     =======
TOTAL RETURN...................................           (1.77)%      6.17%       5.13%       3.59%       9.29%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).........         $17,219     $13,210     $12,379     $11,186     $11,679
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1)...............................            1.20%       1.41%       1.64%       1.53%       2.16%
    After reimbursement of expenses by
      Adviser(1)...............................            0.10%       0.35%(2)    0.90%       0.90%       0.90%
  Ratios of net investment income to average
    net assets:
    Before reimbursement of expenses by
      Adviser(1)...............................            3.45%       3.22%       3.00%       3.11%       2.37%
    After reimbursement of expenses by
      Adviser(1)...............................            4.55%       4.28%       3.74%       3.74%       3.63%
  Portfolio Turnover...........................           22.83%      34.33%      16.19%      27.47%      42.81%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on
                        February 27, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 71

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                    10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                    ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period.......         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................             0.05         0.05         0.05         0.05         0.03
                                                    --------     --------     --------     --------     --------
    Less distributions from net investment
      income...............................            (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period.............         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    ========     ========     ========     ========     ========
TOTAL RETURN...............................             4.76%        5.24%        5.15%        5.14%        5.56%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).....         $335,140     $281,389     $238,551     $225,536     $206,075
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1)...........................             0.51%        0.52%        0.56%        0.59%        0.63%
    After reimbursement of expenses by
      Adviser(1)...........................             0.51%        0.51%(3)     0.50%        0.50%        0.43%(2)
  Ratios of net investment income to
    average net assets:
    Before reimbursement of expenses by
      Adviser(1)...........................             4.63%        5.13%        5.00%        4.93%        5.24%
    After reimbursement of expenses by
      Adviser(1)...........................             4.63%        5.14%        5.06%        5.02%        5.44%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.40% to 0.50% on July 12,
                        1995.
                  (3)   As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  72

ALLEGHANY FUNDS
--------------------------------

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: Alleghany Funds (the "Company") operates as a series company, twelve series of which are covered by these financial statements: Alleghany/ Montag & Caldwell Growth Fund (the "Growth Fund"), Alleghany/Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), Alleghany/Chicago Trust Small Cap Value Fund (the "Small Cap Value Fund"), Alleghany/Veredus Aggressive Growth Fund (the "Aggressive Growth Fund"), Alleghany/ Blairlogie International Developed Fund (the "International Developed Fund"), Alleghany/Blairlogie Emerging Markets Fund (the "Emerging Markets Fund"), Alleghany/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Alleghany/Chicago Trust Balanced Fund (the "CT Balanced Fund"), Alleghany/Chicago Trust Bond Fund (the "Bond Fund"), Alleghany/Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund") and Alleghany/Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

After the close of business on April 30, 1999, pursuant to an agreement and plan of reorganization in a tax-free business combination, the assets and liabilities of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (the "Acquired Funds") were transferred to the newly formed series of the Company, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund (the "Acquiring Funds"), in exchange for shares of the Acquiring Funds. Holders of the Institutional class of shares of the Acquired Funds received Class I Shares of the corresponding Acquiring Fund and holders of the Administrative Class of the Acquired Fund received Class N Shares of the corresponding Acquiring Fund. In addition, at the date of transfer for Alleghany/ Blairlogie Emerging Markets Fund, 39,668 Class A Shares, 21,554
Class B Shares and 31,837 Class C Shares converted to 39,559, 21,149 and 31,255 Class N Shares of the Acquiring Fund at conversion rates of 0.99724, 0.98121 and 0.98170, respectively. At the date of transfer for Alleghany/Blairlogie International Developed Fund, 75,505 Class A Shares, 122,227 Class B Shares and 221,270 Class C Shares converted to 75,200, 119,741 and 216,942 Class N Shares of the Acquiring Fund at conversion rates of 0.99597, 0.97966 and 0.98044, respectively. Prior year share information has been restated to reflect the share conversions at April 30, 1999.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. The Chicago Trust Company ("Chicago Trust") is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Adviser for the Fund and Talon is the Sub-Adviser.

The Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). Chicago Trust is the Adviser for the Fund, which commenced investment operations on November 10, 1998.

The Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC is the Adviser for the Fund, which commenced investment operations on June 30, 1998.

The International Developed Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of international equity securities. Blairlogie Capital Management ("Blairlogie") is the Adviser for the Fund, which commenced investment operations on June 8, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Emerging Markets Fund seeks long-term growth of capital with investments primarily in common stocks of companies located in emerging market countries. Blairlogie is the Adviser for the Fund, which commenced investment operations on June 1, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes

                                                                            - 73

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective
December 31, 1998, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The CT Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

The Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

(1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the CT Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund, fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value in accordance with guidelines adopted by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: The Growth Fund, the Growth & Income Fund, the Talon Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to

-  74

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in 4 and 5 below are specific derivative financial instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE BACKED SECURITIES: The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may invest in mortgage backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Growth & Income Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is primarily determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and

                                                                            - 75

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the losses amounted to $1,272,314 for the Small Cap Value Fund, which will expire October 31, 2007, $791,465 for the Aggressive Growth Fund, which will expire
October 31, 2006, $17,153,823 for the Emerging Markets Fund, which will expire between October 31, 2002 and October 31, 2006, $384,988 for the Bond Fund, which will expire October 31, 2007 and $10,230 for the Municipal Bond Fund, which will expire October 31, 2003.

Net realized gains or losses may differ for financial and tax reporting purposes for the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTICLASS OPERATIONS: With respect to the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund, each class offered by these funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

(12) ORGANIZATION COSTS: The Funds have reimbursed the Advisers for certain costs incurred in connection with the Funds' and the Company's organization. The costs were being amortized on a straight-line basis over five years, commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; September 21, 1995 for the CT Balanced Fund; and June 30, 1998 for the Aggressive Growth Fund.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the M&C Balanced Fund and the CT Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. With respect to the International Developed Fund and the Emerging Markets Fund, dividends from net investment income and net realized gains from investment transactions, if any, are declared and paid at least annually to shareholders of record. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareholders monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund are due to class specific expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $44, $27,652 and $4,658 were reclassified at October 31, 1999 between accumulated net realized gain on investments and undistributed net investment income in the M&C Balanced Fund, the CT Balanced Fund and the Bond Fund, respectively, due to gains and losses on paydown adjustments from mortgage-backed securities. In addition, permanent book and tax differences in the Small Cap Value Fund relating to the recognition of expenses which are not deductible for tax purposes totaling $111 were reclassified between undistributed net investment income and capital paid-in. Also, in the Talon Fund, permanent book and tax differences relating to the sale of real estate investment trusts totaling

-  76

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
$5,135 were reclassified between accumulated net realized gain and undistributed net investment income and permanent book and tax differences relating to return of capital distributions for the fiscal year October 31, 1998 totaling $1,339 were reclassified between undistributed net investment income and capital paid-in. For the International Developed Fund and the Emerging Markets Fund, permanent book and tax differences relating to net currency gains and losses totaling $81,307 and $55,545, respectively, were reclassified between accumulated net realized gain and undistributed net investment income. Also, for the International Developed Fund, permanent book and tax differences relating to equalization debits in the amount of $166,524 and corporate actions in the amount of $75,000 were reclassified between accumulated net realized gain and capital paid-in.

The Growth Fund and the Growth & Income Fund had net operating losses for tax purposes, net of short-term gains of $639,463 and $1,141,812, respectively, for the year ended October 31, 1999 which were reclassified between undistributed net investment income and capital paid-in as permanent differences. The Talon Fund and the Aggressive Growth Fund had net operating losses for tax purposes of $62,169 and $254,684, respectively, which were offset by short-term capital gains and were reclassified between undistributed net investment income and accumulated net realized gain.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the year ended October 31, 1999, 100% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally, during the year, the Growth Fund, the Growth & Income Fund, the M&C Balanced Fund, the CT Balanced Fund and the Bond Fund paid long term capital gain distributions of $64,001,597, $23,278,710, $8,904,043, $13,010,618 and $708,951,
respectively. In January 2000, the Funds will provide tax information to shareholders for the 1999 calendar year.

All of the income dividends paid by each Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deductions were 100%, 31.53% and 17.11% for the Talon Fund, the M&C Balanced Fund and the CT Balanced Fund, respectively.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1999, Alleghany Asset Management, Inc. owned one share of the Small Cap Value Fund, one share of the Aggressive Growth Fund and 152 shares of the CT Balanced Fund.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 1999 were:

                             AGGREGATE PURCHASES               PROCEEDS FROM SALES
                             -------------------               -------------------
                       U.S. GOVERNMENT       OTHER        U.S. GOVERNMENT      OTHER
                       ---------------       -----        ---------------      -----
Growth Fund..........    $        --     $1,305,997,104     $        --     $736,042,970
Growth & Income
    Fund.............             --        127,891,040              --      128,269,317
Talon Fund...........             --         19,775,222              --       25,016,861
Small Cap Value
    Fund.............             --         95,302,097              --       50,427,649
Aggressive Growth
    Fund.............             --         81,366,876              --       58,458,722
International
    Developed Fund...             --         29,193,128              --       42,445,081
Emerging Markets
    Fund.............             --          8,127,846              --        9,524,176
M&C Balanced Fund....     29,281,332         99,936,682      13,416,867       55,748,697
CT Balanced Fund.....     11,976,178         83,500,353       6,738,070       56,464,362
Bond Fund............     15,254,512         57,019,811      28,425,823       57,004,009
Municipal Bond
    Fund.............             --          8,127,938              --        3,508,386

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The Funds pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund: 0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 for the Growth Fund; 0.70% for the Growth & Income Fund; 0.80% for the Talon Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Aggressive Growth Fund; 0.85% for the International Developed Fund; 0.85% for the Emerging Markets Fund; 0.75% for the M&C Balanced Fund; 0.70% for the CT Balanced Fund; 0.55% for the Bond Fund; 0.60% for the Municipal Bond Fund; and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly.

For the period ended October 31, 1999, the Advisers contractually undertook to reimburse the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund (Class I and Class N), the Emerging Markets Fund (Class I and Class N) and the Bond Fund for operating expenses which caused total expenses to exceed 1.30%, 1.40%, 1.40%, 1.10%, 1.35%, 1.35%, 1.60%, and
0.80%, respectively. The Advisers voluntarily undertook to reimburse the Growth Fund (Class I and Class N), the Growth & Income Fund, the M&C Balanced Fund (Class I and Class N), the CT Balanced Fund and the Municipal Bond Fund for operating expenses which caused total expenses to exceed 0.98%, 1.30%, 1.10%, 1.00%, 1.25%, 1.10%, and 0.10% respectively. The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

                                                                            - 77

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED

For the period ended October 31, 1999, the Advisers waived/ reimbursed expenses of $40,814 for the Talon Fund, $52,755 for the Small Cap Value Fund, $52,934 for the Aggressive Growth Fund, $29,647 for the International Developed Fund, $43,536 for the Emerging Markets Fund, $199,795 for the Bond Fund and $174,679 for the Municipal Bond Fund.

Chicago Trust serves as Administrator of the Funds. Prior to December 17, 1998, Chicago Trust received fees equivalent to the sub-administration fee schedule. Effective December 17, 1998, the administration fee schedule is as follows:

                  ADMINISTRATION FEES
                  -------------------
FEE (% OF FUNDS' AGGREGATE DAILY NET ASSETS)               AVERAGE DAILY NET ASSETS
--------------------------------------------               ------------------------
0.060..................................................        up to $2 billion
0.050..................................................    $2 billion to $7 billion
0.045..................................................        over $7 billion

First Data Investor Services Group, Inc. (now known as PFPC Inc.) serves as Sub-Administrator of the Funds and receives the following fees, which are paid to the Sub-Administrator by the Administrator.

         SUB-ADMINISTRATION FEES                         CUSTODY LIAISON FEES
         -----------------------                         --------------------
                              AVERAGE
FEE (% OF FUNDS' AGGREGATE    DAILY NET       ANNUAL FEE      AVERAGE DAILY NET ASSETS
    DAILY NET ASSETS)         ASSETS          (PER FUND)             (PER FUND)
    -----------------         ------          ----------             ----------
                                up to $2
0.060                           billion        $10,000           up to $100 million
                               $2 billion
                                to $3.5
0.045                           billion        $15,000      $100 million to $500 million
                               over $3.5
0.040                           billion        $20,000           over $500 million

First Data Distributors, Inc. served as principal underwriter and distributor of the Funds' shares until December 1, 1999. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class N Shares, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% (currently, the Municipal Bond Fund's Rule 12b-1 fee is reduced to 0.10%) of each participating Fund's average daily net assets. The Class I Shares of the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund and the Class N Shares of the Money Market Fund do not have distribution plans.

For the year ended October 31, 1999, the class specific expenses were:

                                                                    REPORTS TO
                                       TRANSFER AGENT FEES      SHAREHOLDER EXPENSE
                                       -------------------      -------------------
                                       CLASS N     CLASS I      CLASS N     CLASS I
                                       -------     -------      -------     -------
Growth Fund.......................    $407,092     $    --     $131,598     $47,771
International Developed Fund......          --          --          357       4,813
Emerging Markets Fund.............          --          --           89         828
M&C Balanced Fund.................       7,520          --        9,959       2,744

Certain officers and Trustees of the Company are also officers and directors of Chicago Trust. The Company does not compensate its officers or affiliated Trustees. Effective January 1, 1999, the Company pays each unaffiliated Trustee $3,000 per Board of Trustees' meeting attended and an annual retainer of $3,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (F) YEAR 2000 COMPLIANCE (UNAUDITED): The Company utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. Like other businesses around the world, the Company could be adversely affected if these or other systems are unable to perform their intended functions effectively after 1999 because of the systems' inability to distinguish the year 2000 from the year 1900. This is commonly known as the "Year 2000 problem." The Company has completed its assessment of all mission critical systems. All mission critical hardware and software systems utilized by the Company in its business have been certified as Year 2000 compliant by the appropriate vendor. The Company has completed validation testing and has not detected any Year 2000 compatibility issues in the hardware and software systems under their control. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds' from this problem, but we do not anticipate that the move to Year 2000 will have a material impact on the Funds.

NOTE (G) SUBSEQUENT EVENTS (UNAUDITED): The Company anticipates offering Class I shares of the CT Bond Fund to the public in the first quarter 2000.

On December 1, 1999, Provident Distributors, Inc. became the Distributor of the shares of the Funds.

On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc.,

-  78

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED the Funds' sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc.

SHAREHOLDER VOTING RESULTS (UNAUDITED): At a Special Meeting of the Shareholders held on June 17, 1999:

(i) Four additional Trustees (three non-affiliated and one affiliated) were elected, with each receiving at least 97% of the shares voting.

                                             AFFIRMATIVE   WITHHOLD       TOTAL
                                             -----------   --------       -----
Dorethea C. Gilliam........................  362,001,955   1,799,393   363,801,348
Robert Kushner.............................  362,196,970   1,604,378   363,801,348
Robert Scherer.............................  361,951,668   1,849,680   363,801,348
Denis Springer.............................  361,940,022   1,861,326   363,801,348

Stuart D. Bilton, Leonard F. Amari, Gregory T. Mutz, and Nathan Shapiro are also Trustees of the Company.

(ii) Amendments to the investment objectives for the Small Cap Value Fund, the Aggressive Growth Fund, the M&C Balanced Fund and the Bond Fund were approved by the Shareholders as follows:

                                           FOR      AGAINST    ABSTAINED     TOTAL
                                           ---      -------    ---------     -----
Small Cap Value Fund..................  3,185,094    15,863          103    3,201,060
Aggressive Growth Fund................  1,423,479        --       57,716    1,481,195
M&C Balanced Fund.....................  5,519,458   946,192      105,659    6,571,309
Bond Fund.............................  8,427,257    17,947    3,380,490   11,825,694

(iii) Investment advisory contracts, with respect to an Amended and Restated Guaranty Agreement, between the Chicago Trust Company and the Growth & Income Fund, the CT Balanced Fund, the Bond Fund, the Municipal Bond Fund and the Money Market Fund were approved as follows:

                                         FOR       AGAINST    ABSTAINED      TOTAL
                                         ---       -------    ---------      -----
Growth & Income Fund...............   15,683,221   376,319     115,114     16,174,654
CT Balanced Fund...................   10,276,799   150,644     167,285     10,594,728
Bond Fund..........................   11,852,316     9,928      88,278     11,950,522
Municipal Bond Fund................    1,310,473        --          --      1,310,473
Money Market Fund..................  261,743,645   294,639     450,153    262,488,437

                                                                            - 79

ALLEGHANY FUNDS
------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Alleghany Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alleghany Funds (comprising, respectively, Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund, and Alleghany/Chicago Trust Money Market Fund) as of October 31, 1999, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund of Alleghany Funds as of October 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the six-month period then ended and the ten-month period ended April 30, 1999. These financial statements and financial highlights are the responsibility of Alleghany Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund statement of changes in net assets for the year ended June 30, 1998, and financial highlights for each of the periods presented through June 30, 1998 were audited by other auditors whose report thereon, dated August 17, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Alleghany Funds as of October 31, 1999, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                          [LOGO]

Chicago, Illinois
December 16, 1999

-  80

GUIDE TO SHAREHOLDER BENEFITS

We're delighted to offer all Alleghany Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN(1)

Systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Alleghany Funds account. The service is free, and the minimum monthly investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE, FLEXIBLE EXCHANGE PRIVILEGES

As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Alleghany/Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $500 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week -- in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels.

www.AlleghanyFunds.com

Our Shareholder Services Line is at Your Service 24 Hours a Day
---------------
800 992-8151

Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[LOGO] ALLEGHANY FUNDS

-----------------------------
  TRUSTEES
-----------------------------------------
  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Dorothea C. Gilliam
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*

  *Unaffiliated Trustee

-----------------------------
  ADVISERS
-----------------------------------------
  The Chicago Trust Company
  171 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  Veredus Asset Management LLC
  6900 Bowling Boulevard, Suite 250
  Louisville, KY 40207

  Blairlogie Capital Management
  125 Princes Street
  Edinburgh EH2 4AD
  Scotland

-----------------------------
  SHAREHOLDER SERVICES
------------------------------------------------
  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581

-----------------------------
  DISTRIBUTOR
------------------------------------------------
  Provident Distributors, Inc.
  Four Falls Corporate Center
  Suite 600
  West Conshohocken, PA 19428-2961

-----------------------------
  OFFICERS
------------------------------------------------
  Kenneth C. Anderson, President
  Debra Bunde Comsudes, Vice President
  Gerald F. Dillenburg, Vice President,
     Secretary and Treasurer
  Laura M. Hlade, Assistant Treasurer

-----------------------------
  CUSTODIAN
------------------------------------------------
  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  Investors Fiduciary Trust Co.
  801 Pennsylvania Avenue
  Kansas City, MO 64105

-----------------------------
  LEGAL COUNSEL
------------------------------------------------
  Sonnenschein Noth & Rosenthal
  8000 Sears Tower
  Chicago, IL 60606

-----------------------------
  AUDITOR
------------------------------------------------
  KPMG LLP
  303 East Wacker Drive
  Chicago, IL 60601

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

                                                                   AG07 12/31/99






PART C: OTHER INFORMATION

Item 23.      Exhibits.

              (a) Trust Instrument dated September 10, 1993 is incorporated by reference to Exhibit ___ of Post-Effective Amendment No. 8 to the Registration Statement as filed via EDGAR on April 16, 1996.

              (b) By-Laws are incorporated by reference to Exhibit No. 2 of Post-Effective Amendment No. 7 to the Registration Statement filed via EDGAR on February 22, 1996.

              (c) Not Applicable.

              (d) Investment Advisory Agreements for CT&T Growth & Income Fund, CT&T Intermediate Fixed Income Fund, CT&T Intermediate Municipal Bond Fund and CT&T Money Market Fund with Chicago Title and Trust Company, each dated November 30, 1993 are incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.

              Investment Advisory Agreements for CT&T Talon Fund with Chicago Title and Trust Company, and Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund with Montag & Caldwell, Inc., each dated August 27, 1994 are incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.

              Investment Advisory Agreement for CT&T Balanced Fund (formerly known as "CT&T Asset Allocation Fund") with Chicago Title and Trust Company, dated March 15, 1995 is incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.

              Amendments to Investment Advisory Agreements for each Series, each dated December 21, 1995, reflecting name changes of Series and Advisor are incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.

              Amendments to Investment Advisory Agreements for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund, each dated December 21, 1995 are incorporated by reference to Exhibit No.
              5(a) of Post-Effective Amendment No. 8 to the Registration Statement as filed via EDGAR on April 16, 1996.

              Investment Advisory Agreement for Alleghany/Chicago Trust Small Cap Value Fund with Chicago Title and Trust Company dated September 17, 1998 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

              Investment Advisory Agreement for Alleghany/Veredus Aggressive Growth Fund with Veredus Asset Management LLC, dated September 17, 1998 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

              Investment Advisory Agreement for Alleghany/Blairlogie Emerging Markets Fund with Blairlogie Capital Management, dated September 17, 1998 is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

              Investment Advisory Agreement for Alleghany/Blairlogie International Developed Fund with Blairlogie Capital Management, dated September 17, 1998 is incorporated by reference to Exhibit
              (d) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

     Amended and Restated Sub-Investment Advisory Agreement for CT&T Talon Fund with Talon Asset Management, Inc., dated December 21, 1995 is incorporated by reference to Exhibit No. 5(b) of Post-Effective Amendment No. 9 to the Registration Statement as filed via EDGAR on February 27, 1997.

              Investment Advisory Assignment dated October 30, 1995, between and among Chicago Title and Trust Company, The Chicago Trust Company and CT&T Funds is incorporated by reference to Exhibit No. 5(d) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.


              (e) Distribution Agreement between Alleghany Funds and Provident Distributors, Inc., dated September 16, 1999 is filed herewith.



              (f) Not Applicable.

              (g) Custodian Agreement between Bankers Trust Company and CT&T Funds, dated June 1, 1997 is incorporated by reference to Exhibit No. 8(a) of Post-Effective Amendment No. 10 to the Registration Statement as filed via EDGAR on February 27, 1998.

              Form of Amendment to Custodian Agreement between Alleghany Funds and Bankers Trust Company, dated September 17, 1998 is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 14 to the Registration Statement as filed via EDGAR on December 31, 1998.

              (h) Transfer Agency and Services Agreement between CT&T Funds and First Data Investor Services Group, Inc., dated June 1, 1997 is incorporated by reference to Exhibit No. 9(a) of Post-Effective Amendment No. 10 to the Registration Statement as filed via EDGAR on February 27, 1998.

              Amendment  to  Transfer  Agency  and  Services  Agreement  between
              Alleghany Funds and First Data Investor Services Group, Inc., dated September 17, 1998 is incorporated by reference to Exhibit
              (h) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

              Administration Agreement between Alleghany Funds and Alleghany Investment Services Inc., dated June 17, 1999, is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 17 to the Registration Statement as filed via EDGAR on June 28, 1999.

     Sub-Administration Agreement between First Data Investor Services Group, Inc. and The Chicago Trust Company, dated June 1, 1997 is incorporated by reference to Exhibit No. 9(c) of Post-Effective Amendment No. 10 to the Registration Statement as filed via EDGAR on February 27, 1998.

              Amendment to Sub-Administration Agreement between Alleghany Funds and First Data Investor Services Group, Inc., dated September 17, 1998 is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.



              Amendment to Sub-Administration Agreement between Alleghany Funds and First Data Investor Services Group, Inc., dated September 16, 1999 is filed herewith.



              Amended and Restated Guaranty Agreement dated December 23, 1996, between Chicago Title and Trust Company and CT&T Funds is incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 10 to the Registration Statement as filed via EDGAR on February 27, 1998.

              Master Services Agreement dated October 30, 1995, between Chicago Title and Trust Company and certain of its subsidiaries is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 7 to the Registration Statement as filed via EDGAR on February 22, 1996.

              (i) Not Applicable.



              (j)(1) Consent of Auditor is filed herewith.
              (j)(2) Consent of Auditor is filed herewith.


              (k) Not Applicable.

              (l) Not Applicable.

              (m) Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 dated June 1, 1997 as amended on September 17, 1998 is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 15 to the Registration Statement as filed via EDGAR on March 1, 1999.

              (n) Not applicable.

              (o) Amended Multiple Class Plan pursuant to Rule 18f-3, dated March 18, 1999, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 16 to the Registration Statement as filed via EDGAR on April 30, 1999.

              Amended Multiple Class Plan pursuant to Rule 18f-3, dated June 17, 1999, is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 17 to the Registration Statement as filed via EDGAR on June 28, 1999.



              Schedule A of Amended Multiple Class Plan pursuant to Rule 18f-3, dated June 17, 1999, as amended December 16, 1999, is filed herewith.



Item 24.      Persons Controlled by or Under Common Control with Registrant.

              None.

Item 25.      Indemnification.

              Section 10.2 of the Registrant's Trust Instrument provides as follows:

              10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

              The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

              Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

              Section 10.3 of the Registrant's Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section
              10.3 states as follows:

              10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

              In  addition,   the  Registrant  currently  has  a  trustees'  and
              officers' liability policy covering certain types of errors and omissions.

Item 26.      Business and Other Connections of Advisers and Sub-Adviser.

              The Chicago Trust Company conducts a general financial services business in four areas. The institutional investment management group manages equity and fixed income institutional assets in excess of $6.0 billion, primarily in employee benefit plans, foundation accounts and insurance company accounts. The employee benefits services group offers profit sharing plans, matching savings plans, money purchase pensions and consulting services, and has become one of the leading providers of 401 (k) salary deferral plans to mid-sized companies. The personal trust and investment services group provides investment management and trust and estate planning primarily for accounts in the $500,000 to $10 million range. The real estate trust services group provides the means whereby real estate can be conveyed to a trustee while reserving to the beneficiaries the full management and control of the property. This group also facilitates tax-deferred exchanges of income-producing real property.

              Montag & Caldwell, Inc.'s ("Montag & Caldwell") sole business is managing assets primarily for employee benefit, endowment, charitable, and other institutional clients, as well as high net worth individuals.

              At Talon Asset Management ("Talon"), Mr. Terry Diamond is Chairman and a Director, Mr. Alan R. Wilson is President and a Director, and Barbara Rumminger, Secretary, are, respectively, Chairman and a Director, President and a Director, and Secretary of Talon Securities, Inc., One North Franklin Street, Chicago, Illinois, a registered broker dealer. Mr. Diamond is also a director of Amli Realty Company, 125 South Wacker Drive, Chicago Illinois, a private real estate investment company.

              Alleghany Asset Management holds a 40% minority interest in Veredus Asset Management LLC ("Veredus"), with certain options over the next [eight] years to acquire up to a 70% interest.

              Blairlogie Capital Management ("Blairlogie") is an indirect, wholly-owned subsidiary of Alleghany Corporation.

              The directors and officers of the Trust's Investment Advisers and Sub-Investment Adviser are set forth below. To the knowledge of the Registrant, unless so noted, none of these individuals is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.





 THE CHICAGO TRUST COMPANY

                    -------------------- ---------------- ----------------------
                    NAME                 TITLE/           OTHER BUSINESS
                                         POSITION
                    -------------------- ---------------- ----------------------
                    -------------------- ---------------- ----------------------
                    Stuart D.   Bilton   Director
                                                          President,   Alleghany
                                                          Asset      Management,
                                                          Inc.;   President  and
                                                          Chief        Executive
                                                          Officer,  The  Chicago
                                                          Trust  Co.;  Director,
                                                          Veredus          Asset
                                                          Management       LLC.;
                                                          Director,   Montag   &
                                                          Caldwell, Inc.

                    -------------------- ---------------- ----------------------
                    -------------------- ---------------- ----------------------
                    Edward S.   Bottum   Director
                                                          Managing     Director,
                                                          Chase Franklin  Corp.;
                                                          Director,    Alleghany
                                                          Asset      Management,
                                                          Inc.;        Corporate
                                                          Director,     Kellwood
                                                          Corp.;       Chairman,
                                                          Learning      Insights
                                                          L.L.C.;       Trustee,
                                                          Pacific    Innovations
                                                          Funds;       Director,
                                                          PetMed    Express.com,
                                                          Inc.;         Trustee,
                                                          Underwriters
                                                          Laboratories,    Inc.;
                                                          Senior        Advisor,
                                                          American International
                                                          Group.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    Ronald E. Canakaris  Director         Director, Alleghany Asset Management, Inc.; Director,
                                                          Montag & Caldwell, Inc.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    David B. Cuming      Director         Senior Vice President and Chief Financial Officer,
                                                          Alleghany Corp.; Director, Alleghany Asset Management,
                                                          Inc.; Director, Montag & Caldwell, Inc.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    Robert M.    Hart    Director
                                                          Senior Vice President,
                                                          General   Counsel  and
                                                          Secretary,   Alleghany
                                                          Corp.;       Director,
                                                          Alleghany  Properties,
                                                          Inc.;        Director,
                                                          Sacramento  Properties
                                                          Holdings,        Inc.;
                                                          Director,    Alleghany
                                                          Asset      Management,
                                                          Inc.; Director, Venton
                                                          Underwriting  Agencies
                                                          Ltd.


                    -------------------- ---------------- ----------------------------------------------------------
                    Jefferson W. Kirby   Director         Vice President, Alleghany Corp.; Director, Alleghany
                                                          Asset Management, Inc.; Director, Connecticut Surety
                                                          Corp.; Director, Covenant Insurance Group; Director,
                                                          Eldorado Bancshares, Inc.; Director, Sentius Corp.;
                                                          Board Member, The F.M. Kirby Foundation, Inc.; Board
                                                          Member, Lafayette College; Board Member, The National
                                                          Football Foundation; Board Member, The Peck School;
                                                          Director, Veredus Asset Management LLC.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    Solon P. Patterson   Director
                                                          Director,    Alleghany
                                                          Asset      Management,
                                                          Inc.;   Director   and
                                                          Chairman,  Montag  and
                                                          Caldwell,        Inc.;
                                                          Director,  The Georgia
                                                          Chamber  of  Commerce;
                                                          Board     Member    of
                                                          Governors    of    the
                                                          Investment     Counsel
                                                          Association         of
                                                          America.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    Robert E. Riley      Director         President and Chief Executive Officer, Joseph P. Kennedy
                                                          Enterprises, Inc.; Director, John F. Kennedy Library
                                                          Foundation; Director, Alleghany Asset Management, Inc.;
                                                          Associate Trustee, Holy Cross College; Overseer, Beth
                                                          Israel Deaconess Medical Center; Overseer, Tufts Medical
                                                          School.

                    -------------------- ---------------- ----------------------------------------------------------
                    -------------------- ---------------- ----------------------------------------------------------
                    Richard P. Toft      Director         Director and Chairman, Chicago Title Corp.; Director,
                                                          Chairman and Chief Executive Officer, Alleghany Asset
                                                          Management, Inc.; Director, Peoples Energy Corp.
                    -------------------- ---------------- ----------------------------------------------------------


                    The Chicago Trust Company Elected Officers

Hubert A. Adams                 Senior Vice President
Kenneth C. Anderson             Senior Vice President
Mark D. Berman                  Vice President
Stuart D. Bilton                Director / President & Chief Executive Officer
Mary Cunningham-Watson              Vice President
Gerald F. Dillenburg                Vice President
Richard S. Drake                    Vice President
Jonathan J. Dunlap                  Vice President
Frederick W. Engimann               Senior Vice President
Patricia A. Falkowski               Senior Vice President
Joan M. Giardina                    Senior Vice President
Kathleen M. Jackson                 Senior Vice President
Daniel R. Joyce                     Vice President
Michael J. Lambert                  Vice President
David E. Llewellyn                  Vice President
Thomas J. Marthaler                 Vice President
Roger A. Meier                      Vice President
Mark A. Metz                        Senior Vice President
Bernard F. Myszkowski               Senior Vice President
Seymour A. Newman                   Senior Vice President, Treasurer and Chief
                                       Financial Officer
David L. Nyberg                     Secretary, Assistant Trust Counsel
William J. Pappas                   Vice President
Lois A. Pasquale                    Vice President
B. Wyckliffe Pattishall, Jr.        Executive Vice President & Chief Operating
                                       Officer
Jeanne D. Reder                     Vice President
Alan B. Shidler                     Senior Vice President
Carla V. Straeten                   Senior Vice President
Robert F. Stuark                    Vice President
George W. Vander Vennett            Senior Vice President
Barbara E. Weber                    Vice President & Director of Human Resources
Naomi B. Weitzel                    Vice President
Angela L.  Williams                 Vice President
Terry L. Zirkle                     Senior Vice President


         MONTAG & CALDWELL, INC.

                  Montag & Caldwell is a registered investment adviser providing investment management services to the Registrant.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Montag & Caldwell during the past two years is incorporated by reference to Form ADV filed by Montag & Caldwell pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15398).

                    ----------------------------------- ------------------------
                    Jane M. Angolia                     Assistant Vice President
                    ----------------------------------- ------------------------
                    Sandra M. Barker                    Vice President
                    ----------------------------------- ------------------------
                    Stuart D. Bilton                    Director
                    ----------------------------------- ------------------------
                    Janet B. Bunch                      Vice President
                    ----------------------------------- ------------------------
                    Debra Bunde Comsudes                Vice President
                    ----------------------------------- ------------------------
                    Ronald E. Canakaris                 President,
                                                        Chief Executive Officer,
                                                        Chief Investment
                                                        Officer and Director
                    ----------------------------------- ------------------------
                    Elizabeth C. Chester                Senior Vice President
                                                        and Secretary
                    ----------------------------------- ------------------------
                    David B. Cuming                     Director
                    ----------------------------------- ------------------------
                    Jane R. Davenport                   Vice President
                    ----------------------------------- ------------------------
                    James L. Deming                     Vice President
                    ----------------------------------- ------------------------
                    Helen M. Donahue                    Assistant Vice President
                    ----------------------------------- ------------------------
                    Marcia C. Dubs                      Assistant Vice President
                    ----------------------------------- -----------------------
                    Brion D. Friedman                   Vice President
                    ----------------------------------- -----------------------
                    Charles Jefferson Hagood            Vice President
                    ----------------------------------- -----------------------
                    Richard W. Haining                  Vice President
                    ----------------------------------- -----------------------
                    Mark C. Hayes                       Assistant Vice President
                    ----------------------------------- ------------------------
                    Lana M. Jordan                      Vice President
                    ----------------------------------- ------------------------
                    ----------------------------------- -----------------------
                    Rebecca M. Keister                  Vice President
                    ----------------------------------- ------------------------
                    Charles E. Markwalter               Vice President
                    ----------------------------------- ------------------------
                    Grover C. Maxwell, III              Vice President
                    ----------------------------------- ------------------------
                    Michael A. Nadal                    Vice President
                    ----------------------------------- ------------------------
                    Solon P. Patterson                  Chairman of the Board
                    ----------------------------------- ------------------------
                    Carla T. Phillips                   Assistant Vice President
                    ----------------------------------- ------------------------
                    David F. Seng                       Director
                    ----------------------------------- ------------------------
                    Brian W. Stahl                      Vice President and
                                                        Treasurer
                    ----------------------------------- -----------------------
                    M. Scott Thompson                   Vice President
                    ----------------------------------- ------------------------
                    Debbie J. Thomas                    Assistant Vice President
                    ----------------------------------- -----------------------
                    David L. Watson                     Vice President
                    ----------------------------------- ------------------------
                    William A. Vogel                    Senior Vice President
                    ----------------------------------- ------------------------
                    Homer W. Whitman, Jr.               Senior Vice President
                    ----------------------------------- -----------------------
                    John S. Whitney, III                Vice President
                    ----------------------------------- ------------------------


         VEREDUS ASSET MANAGEMENT LLC

                  Veredus  is  a   registered   investment   adviser   providing
                  investment management services to the Registrant.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Veredus during the past two years is incorporated by reference to Form ADV filed by Veredus pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-55565).

Stuart D. Bilton                    Director
James R. Jenkins                    Director, Vice President and Chief Operating
                                         Officer
Jefferson W. Kirby                  Director
Charles P. McCurdy, Jr.             Director; Executive Vice President and
                                        Portfolio Manager
Charles F. Mercer, Jr.              Vice President and Director of Research
John S. Poole                       Vice President of Business Development
B. Anthony Weber                    Director, President and Chief Investment
                                        Officer

         BLAIRLOGIE CAPITAL MANAGEMENT

                  Blairlogie  is  a  registered   investment  adviser  providing
                  investment management services to the Registrant.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Blairlogie during the past two years is incorporated by reference to Form ADV filed by Blairlogie pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48185).

  Gavin Dobson                        Chief Executive Officer
  James Smith                         Chief Investment Officer



         TALON ASSET MANAGEMENT, INC.

                  Talon is a registered investment adviser providing investment management services to the Registrant.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Talon during the past two years is incorporated by reference to Form ADV filed by Talon pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-2175).

                 Terry D. Diamond                    Chairman and Director
                 Sophia A. Erskine                   Corporate Secretary
                 Bernard H. Kailin                   Vice President
                 Barbara L. Rumminger                Secretary
                 Alan R. Wilson                      President and Director



Item 27.      Principal Underwriters.

              (a) Provident  Distributors,  Inc.  (the  "Distributor")  acts  as distributor for Alleghany Funds pursuant to a distribution agreement dated December 1, 1999. The Distributor act as principal underwriter for the following investment companies as of 12/1/99: International Dollar Reserve Fund I, Ltd., Provident Institutional Funds Trust, Pacific Innovations Trust, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia
                  Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., GAMNA Series Funds, Inc., WT Investment Trust, Kalmar Pooled Investment Trust, The RBB Fund, Inc., Robertson Stephens Investment Trust, HT Insight Funds, Inc., Harris Insight Funds Trust, Hilliard-Lyons Government Fund, Inc., Hilliard-Lyons Growth Fund, Inc., Hilliard-Lyons Research Trust, Senbanc Fund, ABN AMRO Funds, BT Insurance Funds Trust, Alleghany Funds, First Choice Funds Trust, LKCM Funds, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, IBJ Funds Trust, Panorama Trust, Undiscovered Managers Fund, New Covenant Funds, Forward Funds, Inc., Northern Institutional Funds, Light Index Funds, Inc. Weiss Peck & Greer Funds Trust, Weiss Peck & Greer International Fund, WPG Growth Fund, WPG Growth & Income Fund, WPG Tudor Fund, RWB/WPG U..S. Large Stock Fund, Tomorrow Funds Retirement Trust, The Govett Funds, Inc., IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., IAA Trust Taxable Fixed Income Series Fund, Inc., Matthews International Funds, MCM Funds, Metropolitan West Funds, Smith Breeden Series Fund, Smith Breeden Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Trainer, Wortham First Mutual Funds and The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.), Northern Funds Trust (Distributed by Northern Funds Distributors, LLC. a wholly owned subsidiary of Provident Distributors, Inc.) and The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc. Provident Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Provident Distributors, Inc. is located at Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961.

              (b) The  information  required by this Item 27(b) with  respect to each director, officer or partner of Provident Distributors, Inc. ("PDI") is incorporated by reference to Schedule A of Form BD filed by PDI with the SEC pursuant to the Securities Act of 1934 (File No. 8-46564). No director, officer, or partner of PDI holds a position or office with the Registrant.

              (c) Not Applicable.

Item 28.      Location of Accounts and Records.

              All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Advisers as listed below, except for those maintained by each Fund's Custodian, Bankers Trust Company, 16 Wall Street, New York, New York 10005 and Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, and the Fund's Sub-Administrator, Transfer, Redemption, Dividend Disbursing and Accounting Agent, PFPC Inc., 101 Federal Street, Boston, MA 02110.

                            The Chicago Trust Company
                             171 North Clark Street
                                Chicago, IL 60601

                             Montag & Caldwell, Inc.
                            3343 Peachtree Road, N.E.
                                Atlanta, GA 30326

                          Veredus Asset Management LLC
                          6900 Bowling Blvd., Suite 250
                              Louisville, KY 40207

                          Blairlogie Capital Management
                          4th Floor, 125 Princes Street
                           Edinburgh EH2 4AD, Scotland

                          Talon Asset Management, Inc.
                               One North Franklin
                                Chicago, IL 60606

Item 29.      Management Services.

              Not Applicable.

Item 30.      Undertakings.

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, the State of Illinois on the 15th day of February, 2000.

                                     ALLEGHANY FUNDS

                            By:      /s/ KENNETH C. ANDERSON
                                     Kenneth C. Anderson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Alleghany Funds has been signed below by the following person in his or her capacity on the 15th day of February, 2000.

Signature                                   Capacity

/s/ STUART D. BILTON                Chairman, Board of Trustees         2/15/00
Stuart D. Bilton


/s/ NATHAN SHAPIRO                  Trustee                             2/15/00
Nathan Shapiro


/s/ GREGORY T. MUTZ                 Trustee                             2/15/00
Gregory T. Mutz


/s/ LEONARD F. AMARI                Trustee                             2/15/00
Leonard F. Amari


/s/ DOROTHEA C. GILLIAM             Trustee                             2/15/00
Dorothea C. Gilliam


/s/ ROBERT A. KUSHNER               Trustee                             2/15/00
Robert A. Kushner


/s/ ROBERT B. SCHERER               Trustee                             2/15/00
Robert B. Scherer


/s/ DENIS SPRINGER                  Trustee                             2/15/00
Denis Springer


/s/ KENNETH C. ANDERSON             President                           2/15/00
Kenneth C. Anderson                 (Principal Executive Officer)


/s/ GERALD F. DILLENBURG            Secretary, Treasurer and Vice       2/15/00
Gerald F. Dillenburg                 President (Principal Accounting
                                     & Financial Officer)



                                  EXHIBIT INDEX


           EXHIBIT NO.               DESCRIPTION



          (e)                       Distribution Agreement

          (h)                       Amendment to Sub-Administration Agreement

          (j)(1)                    Consent of Auditor

          (j)(2)                    Consent of Auditor

          (o)                       Multiple Class Plan pursuant to Rule 18f-3